UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2010

Date of reporting period: March 31, 2010

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages is current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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Thornburg Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence were recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.86%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	7.09%	4.55%	3.86%	4.14%	5.57%
With sales charge	5.51%	4.01%	3.54%	3.98%	5.50%

30-DAY YIELDS, A SHARES

As of March 31, 2010

Annualized Distribution Yield	SEC Yield
2.41%	1.90%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2010

Number of Bonds	942
Duration	3.4 Yrs
Average Maturity	4.4 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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THORNBURG LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2010

We are often asked to compare Thornburg Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Municipal Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax (interest dividends may be subject to AMT). Income sourced from state of residency is generally exempt from state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Municipal Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

April 15, 2010

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares declined by 9 cents to $13.91 during the six months ended March 31, 2010. If you were with us for the entire period, you received dividends of 19.7 cents per share. If you reinvested your dividends, you received 19.8 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

After a couple of years of unprecedented volatility, the municipal bond market has regained its status as one of the least exciting U.S. capital markets. While we embrace the new reality – slow and steady is what we strive for – we do not entirely trust it. Like other U.S. markets, the municipal market is benefiting from U.S. Treasury and Federal Reserve Bank support. By setting the Fed Funds Rate effectively at 0%, the Federal Open Market Committee (FOMC) is basically pushing hundreds of billions of dollars into bonds and bond funds. Flows into bond funds were $357 billion last year and may reach that level again this year. While we do not expect the Federal Reserve (the Fed) to hike the Fed Funds Rate soon, it is a reasonable bet that the next move will not be down. A significantly higher Fed Funds Rate, if and when it materializes, would likely not be good for bond fund flows or bond prices.

The second major element of federal support has been the implementation of the Build America Bond (BAB) program. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy of 35% of their interest cost from the federal government. The program has been very popular, with almost $100 billion issued since the first deal was sold in April 2009. BAB issues currently account for over 30% of new issue municipal bond supply, crowding out much of the supply of traditional tax-exempt bonds. The reduced supply, coupled with heavy demand for bonds has provided significant support to municipal bond prices. The BAB program is scheduled to expire at the end of this year, but will probably be extended, most likely with a reduced subsidy. Depending upon the final form of the program, we may see the balance shift back to more traditional tax-exempt issuance in 2011, which could erode some support for bond prices.

Another part of the American Recovery and Reinvestment Act allocated approximately $280 billion to the states for various stimulus-related projects. The federal dollars helped the states close over $300 billion of budget gaps during the current recession, but most of that money will be spent by June 30, 2011. If tax revenues come back strongly over the next 12-24 months, the disappearing stimulus money may not be missed. However, if tax revenues are slow to bounce back, budget balancing will remain a perilous task.

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Letter to Shareholders, Continued

Working in the opposite direction, higher tax rates should bolster demand for tax-exempt municipals, as the Bush tax cuts expire and the highest marginal tax rates climb back up to 39.6% from 35%. On top of this, the recently signed health insurance reform law applies Medicare taxes to virtually all investment income except interest from tax-exempt municipal bonds. We believe that the status of municipal bonds as perhaps the last true legal tax shelter available to investors is not fully priced into the market.

The U.S. economy apparently hit bottom last summer and has been growing the last three quarters. However, payroll employment growth just showed up last month, and so many jobs were lost in the last two years that it will take several years of robust growth just to get back down to 6% unemployment. Most banks are still very reluctant to increase lending, and core consumer price inflation has slowed to a level not seen since 1960. So, despite the large amount of additional debt (particularly from the U.S. Treasury) coming into the marketplace, we don’t expect a dramatic rise in interest rates this year.

After three quarters of positive GDP growth, state tax revenues are still falling. The 4th quarter of 2009 marks the fifth consecutive quarter of declining state tax revenues. The rate of decline has decreased to 4.2% from a peak of 16.5% in the second quarter, but state tax revenues are still down over 8% from levels two years ago. Prior to the current downturn, state tax revenues grew 5 to 5.5% on average for two decades, allowing budgets and entitlements to expand at an unsustainable pace. Most states are going through a very difficult adjustment process and dealing with shrinking tax revenues in very different ways. In general, we have favored states that set aside large reserve balances when times were better, and cut budgets and/or found new ongoing revenue streams when tax revenues declined. A few states have primarily added to debt loads, borrowed from future revenues, delayed payments and pension contributions, or used other accounting gimmicks to balance their budgets. These states seem to be making the assumption that tax revenues will bounce back strongly. There has been some recent improvement in revenues from some states in the early months of 2010, but it is still too early to count on. We will have to watch the numbers carefully to determine if the more aggressive states get bailed out by rapid revenue growth or end up confronting even worse challenges ahead.

Tax revenues have held up much better at the local level, not yet going negative and growing 4.6% in the fourth quarter of 2009. Most local governments rely heavily on property taxes, which have traditionally been quite stable, and have proven to be so even in the worst real estate downturn in decades. Real estate taxes take a while to adjust and there are some areas of the country that are starting to see significantly lower tax revenues as properties make their way through the appeal process. We are watching these trends as they develop. Revenue bonds such as municipal utility bonds, hospital bonds, and toll roads have generally held up quite well in the current recession, and we continue to find issuers we like in these sectors. Hospitals, in particular, appear to be one of the few clear winners coming out of the recent health care reform.

Despite much improved market liquidity, strong demand for bonds, and general economic optimism, it is clearly a time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 87% invested in bonds rated A or above by at least one of the major rating agencies. Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 900 municipal obligations from 47 states. We ladder the maturity dates of the bonds in

8    Certified Semi-Annual Report

your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

As of 3/31/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

The Class A shares of your Fund produced a total return of 0.77% (at NAV) over the six-month period ended March 31, 2010, compared to a 1.32% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last six months, 5-year bonds outperformed 1-4 year bonds and 6-10 year bonds. Since the Fund invests In a laddered portfolio of bonds from one to ten years, many of the shorter and longer bonds in the Fund underperformed the Index, leading to some underperformance by the Fund relative to the Index.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland Co-Portfolio Manager Managing Director	Josh Gonze Co-Portfolio Manager Managing Director	Christopher Ihlefeld Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.22%
Alabama State Public School & College Authority, 5.00% due 5/1/2012	AA/Aa2	$2,000,000	$2,159,500
Alabama State Public School & College Authority, 5.00% due 5/1/2013	AA/Aa2	5,000,000	5,527,050
Alabama State Public School & College Authority, 5.00% due 5/1/2016	AA/Aa2	5,000,000	5,623,150
Birmingham GO, 5.00% due 10/1/2013 (Insured: Natl-Re)	AA/Aa3	2,500,000	2,774,050
Huntsville GO, 5.50% due 11/1/2014	AAA/Aa1	3,425,000	3,804,045
Lake Martin Area IDA, 5.00% due 11/1/2011	NR/NR	3,000,000	3,090,150
Mobile GO Warrants, 5.25% due 8/1/2012 (Insured: AGM)	AAA/Aa3	1,025,000	1,123,082
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	2,185,000	2,316,603
[a] Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A/A2	6,000,000	6,476,820
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A+/A1	2,500,000	2,682,175
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A+/A1	1,500,000	1,569,120
ALASKA — 0.75%
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: AGM)	AAA/Aa3	955,000	1,011,574
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA/Aa2	2,000,000	2,156,700
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA-/A1	2,000,000	2,223,840
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA-/A1	1,900,000	2,131,078
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA-/A1	1,000,000	1,110,990
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA-/A1	3,000,000	3,307,200
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA-/A1	2,455,000	2,694,387
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re; State Aid Withholding)	A+/A1	1,175,000	1,293,640
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: AGM)	AAA/NR	3,000,000	3,157,200
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/A2	3,250,000	3,681,698
ARIZONA — 3.54%
[a] Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A2	1,285,000	1,384,793
Arizona HFA, 5.00% due 7/1/2018 (Catholic Healthcare West )	A/A2	1,470,000	1,530,373
Arizona HFA, 5.00% due 7/1/2019 (Catholic Healthcare West)	A/A2	1,365,000	1,411,383
[a] Arizona HFA, 5.00% due 7/1/2020 (Catholic Healthcare West)	A/A2	1,290,000	1,318,664
Arizona Transportation Board Highway Revenue, 5.25% due 7/1/2015	AAA/Aa1	3,860,000	4,244,533
[b] Chandler Street & Highway User Revenue, 3.00% due 7/1/2013	AA/Aa3	1,905,000	1,994,040
[b] Chandler Street & Highway User Revenue, 3.00% due 7/1/2014	AA/Aa3	2,790,000	2,922,832
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,075,570
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,417,034
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,527,494
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	AA/A2	2,200,000	2,339,832
Maricopa County IDA Health Facilities Revenue, 4.125% due 7/1/2015 (Catholic Healthcare West)	A/A2	1,000,000	1,035,030
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2016 (Catholic Healthcare West)	A/A2	2,355,000	2,361,076
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Healthcare West)	A/A2	7,500,000	8,100,225

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Maricopa County Pollution Control Corp. PCR, 5.50% due 5/1/2029 put 5/1/2012 (Arizona Public Service Co.)	BBB-/Baa2	$10,000,000	$10,409,800
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AAA/NR	3,135,000	3,543,146
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	12,845,723
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	1,200,000	1,258,380
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	2,600,000	2,726,490
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB-/Baa2	5,600,000	5,825,512
Northern Arizona University COP, 5.00% due 9/1/2019 (Insured: AMBAC)	A/A3	3,500,000	3,538,115
Phoenix Civic Improvement Wastewater Systems, 6.00% due 7/1/2011 (Insured: FGIC)	AA+/Aa3	4,105,000	4,204,751
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	825,000	830,099
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/NR	2,500,000	2,747,750
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/NR	3,000,000	3,280,770
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/NR	3,285,000	3,577,529
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa3	2,000,000	2,166,120
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,889,262
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	AA/Aa1	1,205,000	1,209,025
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	BBB/NR	1,000,000	1,002,110
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2016 (Insured: XCLA)	A+/A3	2,000,000	2,162,920
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2018 (Insured: XCLA)	A+/A3	2,130,000	2,267,598
ARKANSAS — 0.07%
Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	A/NR	1,000,000	1,006,930
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	A/NR	1,075,000	1,123,579
CALIFORNIA — 10.03%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA-/NR	1,000,000	1,100,690
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AAA/Aa3	1,560,000	1,686,220
Calexico USD COP, 5.75% due 9/1/2013	BBB+/NR	2,185,000	2,276,617
California Educational Facilities, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,556,448
California GO, 0.29% due 5/1/2034 put 4/1/2010 (Kindergarten; LOC: Citibank/California State Teachers Retirement) (daily demand notes)	A+/Aaa	12,700,000	12,700,000
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West)	A/A2	3,500,000	3,797,570
California HFA, 5.00% due 7/1/2028 (Catholic Healthcare West)	A/A2	2,000,000	2,170,040
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A/Baa2	1,000,000	1,003,390
California State Department of Water Resources, 6.00% due 5/1/2013	AA-/Aa3	2,550,000	2,830,092
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	AA-/Aa3	2,600,000	2,818,660
California State Department of Water Resources Power Supply, 0.32% due 5/1/2022 put 4/1/2010 (Insured: AGM) (daily demand notes)	AAA/Aa3	21,700,000	21,700,000
California State Economic Recovery, 5.00% due 7/1/2020	A+/A1	4,000,000	4,335,480
California State Economic Recovery GO, 5.00% due 7/1/2016	A+/A1	12,000,000	12,424,440
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/A1	4,000,000	4,408,440
California State GO, 5.15% due 12/1/2014 (Veterans Bonds)	AA-/Baa1	1,000,000	1,001,990
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: FGIC)	AA-/Aa2	3,000,000	3,336,660
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	AA-/Aa2	3,000,000	3,324,060
California State Public Works Board, 5.00% due 11/1/2017 (California State University Trustees)	BBB+/A1	3,000,000	3,090,510
California State Public Works Board, 5.00% due 11/1/2018 (California State University Trustees)	BBB+/A1	2,700,000	2,740,554
California Statewide Communities Development Authority, 5.00% due 6/15/2013	A-/Baa1	7,000,000	7,509,670
California Statewide Communities Development Authority, 5.00% due 5/15/2017 (Irvine LLC-UCI East Campus)	NR/Baa2	2,200,000	2,316,952

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Guaranty Agreement; Kaiser Permanente)	A+/NR	$25,000,000	$26,505,250
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools)	NR/NR	2,000,000	1,996,680
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: XLCA)	A/A1	1,000,000	1,048,330
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	654,150
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,500,000	1,618,545
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,221,679
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,279,139
Desert Sands USD COP, 5.25% due 3/1/2016	A+/A2	1,500,000	1,601,535
East Bay Water Systems Revenue, 0.28% due 6/1/2038 put 4/1/2010 (Insured: Dexia) (daily demand notes)	AAA/Aa2	2,215,000	2,215,000
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AAA/Aaa	2,000,000	2,249,780
Inland Valley Development Agency, 5.25% due 4/1/2013	A/NR	2,000,000	2,105,740
Inland Valley Development Agency, 5.50% due 4/1/2014	A/NR	2,000,000	2,113,280
Irvine Ranch Water District GO, 0.28% due 4/1/2033 put 4/1/2010 (LOC: Bank of America) (daily demand notes)	A+/Aa3	1,800,000	1,800,000
Irvine Ranch Water District GO, 0.35% due 7/1/2035 put 4/1/2010 (LOC: Landesbank Baden) (daily demand notes)	A-/Aa2	14,215,000	14,215,000
Irvine USD, 5.25% due 9/1/2017 (Community Facilities District 86; Insured: AGM)	AAA/NR	5,000,000	5,397,500
Irvine USD, 5.25% due 9/1/2018 (Community Facilities District 86; Insured: AGM)	AAA/NR	3,000,000	3,216,240
Irvine USD, 5.25% due 9/1/2019 (Community Facilities District 86; Insured: AGM)	AAA/NR	3,000,000	3,194,760
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,037,240
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2018	AA-/A1	2,000,000	2,151,620
Los Angeles USD COP, 5.00% due 10/1/2017 (Insured: AMBAC)	A+/A2	2,445,000	2,625,343
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: AGM)	AAA/Aa3	4,000,000	4,418,800
Los Angeles Water & Power Revenue, 0.32% due 7/1/2034 put 4/1/2010 (SPA: Bank of America) (daily demand notes)	AA-/Aa3	39,860,000	39,860,000
Modesto Irrigation District COP, 4.30% due 7/1/2010 (Insured: AMBAC)	A+/A1	1,000,000	1,008,000
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AAA/Aa3	1,435,000	1,578,672
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AAA/Aa3	2,260,000	2,464,869
Newport Beach Revenue, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	AA/Aa3	3,000,000	3,252,750
[b] Northern California Power Agency Revenue, 5.00% due 7/1/2017	A/A2	1,000,000	1,096,270
[b] Northern California Power Agency Revenue, 5.00% due 7/1/2019	A/A2	1,000,000	1,078,230
[b] Northern California Power Agency Revenue, 5.00% due 7/1/2020	A/A2	1,325,000	1,410,701
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/A1	1,245,000	1,352,394
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2012 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	1,255,000	1,335,144
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2018 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	5,000,000	5,094,550
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	825,735
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	A/Baa1	4,870,000	5,197,702
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	A/Baa1	5,000,000	5,146,900
San Diego County Regional Transportation, 0.32% due 4/1/2038 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa2	14,705,000	14,705,000
San Joaquin County Transportation Authority, 5.00% due 4/1/2011	SP-1+/NR	3,000,000	3,109,470
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AAA/Aa3	7,600,000	4,972,908
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	3,900,000	4,136,340
San Mateo USD GO, 2.00% due 2/28/2011	NR/NR	5,000,000	5,063,000
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2011 (Multiple Facilities)	AA/Aa3	2,000,000	2,073,960
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2014 (Multiple Facilities)	AA/Aa3	4,245,000	4,581,713
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2017 (Multiple Facilities)	AA/Aa3	1,000,000	1,054,610

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Solano County COP, 5.00% due 11/15/2017	AA-/A2	$1,580,000	$1,646,360
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,086,240
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A1	2,000,000	2,165,280
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A1	2,000,000	2,144,780
Twin Rivers USD GO, 0% due 4/1/2014	A+/NR	3,490,000	3,064,744
Ventura County COP, 5.00% due 8/15/2016	AA/A1	1,520,000	1,635,930
Ventura County COP, 5.25% due 8/15/2017	AA/A1	1,635,000	1,770,149
COLORADO — 2.28%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, Natl-Re)	A/NR	1,530,000	1,649,080
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, Natl-Re)	A/NR	1,565,000	1,690,810
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	A+/NR	1,905,000	1,873,796
Colorado COP, 3.00% due 3/1/2013 (Colorado Penitentiary)	AA-/Aa3	1,205,000	1,256,104
Colorado COP, 4.00% due 3/1/2014 (Colorado Penitentiary)	AA-/Aa3	1,285,000	1,380,527
Colorado COP, 5.00% due 3/1/2016 (Colorado Penitentiary)	AA-/Aa3	2,000,000	2,225,080
Colorado COP, 5.00% due 3/1/2017 (Colorado Penitentiary)	AA-/Aa3	2,000,000	2,214,140
Colorado COP, 5.00% due 3/1/2018 (Colorado Penitentiary)	AA-/Aa3	1,500,000	1,652,400
Colorado Educational & Cultural Facilities, 6.00% due 6/1/2011	A/A3	710,000	720,742
Colorado HFA, 5.00% due 11/15/2013	AA-/A1	2,365,000	2,580,735
Colorado HFA, 5.00% due 11/15/2015	AA-/A1	2,365,000	2,587,215
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AAA/NR	1,185,000	1,275,427
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AAA/NR	2,225,000	2,375,210
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA/Aa2	1,000,000	1,124,230
Colorado HFA, 5.00% due 7/1/2039 put 11/8/2012 (Catholic Health)	AA/Aa2	3,500,000	3,776,885
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health)	AA/Aa2	5,000,000	5,486,400
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	3,000,000	3,317,760
Denver City & County Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,515,000	1,676,423
Denver City & County Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,099,130
Denver City & County COP, 5.00% due 5/1/2013 (Insured: Natl-Re)	AA+/Aa2	3,890,000	4,261,806
Denver City & County COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	AA+/Aa2	4,000,000	4,463,880
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,651,308
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: Natl-Re)	A/Baa1	1,910,000	1,569,390
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AAA/NR	1,000,000	1,121,520
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AAA/NR	1,035,000	1,148,757
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AAA/NR	1,525,000	1,686,986
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AAA/NR	1,200,000	1,366,188
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AAA/NR	1,000,000	1,139,270
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	2,270,000	2,272,679
Plaza Metropolitan District, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	5,916,240
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AAA/NR	930,000	1,083,617
CONNECTICUT — 0.07%
Connecticut Development Authority PCR, 5.75% due 6/1/2026 put 2/1/2012	NR/Baa2	1,000,000	1,049,000
Connecticut Health & Educational Facilities, 3.50% due 11/15/2029 put 2/1/2012 (Ascension Health)	AA/Aa1	965,000	989,665
DELAWARE — 0.15%
Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	BBB/Baa2	2,045,000	2,065,941
Delaware EDA, 6.375% due 5/1/2027 (Peninsula United Methodist Homes)	NR/NR	1,000,000	1,114,800
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	BBB+/Baa1	1,275,000	1,317,802

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DISTRICT OF COLUMBIA — 1.47%
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A2	$3,000,000	$3,255,300
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	A/NR	5,950,000	6,275,167
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	A/A2	2,875,000	3,157,929
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	A/A2	4,625,000	5,053,044
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A/A2	5,000,000	5,259,500
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A+/A1	5,000,000	5,851,550
[b] District of Columbia Revenue, 3.00% due 4/1/2014 (National Public Radio)	NR/Aa3	1,020,000	1,057,832
[b] District of Columbia Revenue, 4.00% due 4/1/2015 (National Public Radio)	NR/Aa3	1,000,000	1,076,720
[b] District of Columbia Revenue, 5.00% due 4/1/2016 (National Public Radio)	NR/Aa3	500,000	558,990
[b] District of Columbia Revenue, 4.00% due 4/1/2017 (National Public Radio)	NR/Aa3	1,630,000	1,716,749
[b] District of Columbia Revenue, 5.00% due 4/1/2018 (National Public Radio)	NR/Aa3	1,195,000	1,322,913
[b] District of Columbia Revenue, 5.00% due 4/1/2019 (National Public Radio)	NR/Aa3	805,000	892,294
[b] District of Columbia Revenue, 5.00% due 4/1/2020 (National Public Radio)	NR/Aa3	1,250,000	1,377,112
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: AGM)	AAA/Aa3	1,990,000	1,949,782
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: AGM)	AAA/Aa3	1,580,000	1,508,458
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	2,000,000	1,709,000
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	4,000,000	3,027,240
FLORIDA — 9.09%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	A+/A1	4,000,000	4,412,360
Broward County Educational Facilities Authority, 6.25% due 4/1/2013 (Nova Southeastern; Insured: Radian)	BBB/Baa2	1,705,000	1,743,857
Broward County Port Facilities, 5.00% due 9/1/2013	A-/A2	2,000,000	2,167,500
Broward County Port Facilities, 5.00% due 9/1/2017	A-/A2	2,820,000	3,001,213
Broward County Port Facilities, 5.50% due 9/1/2018	A-/A2	3,500,000	3,821,475
Broward County Port Facilities, 5.50% due 9/1/2019	A-/A2	2,800,000	3,044,944
Broward County School Board COP, 5.00% due 7/1/2010 (Insured: AMBAC)	NR/A1	2,000,000	2,006,780
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AAA/Aa3	7,630,000	8,461,441
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	A+/A1	1,000,000	1,082,940
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	A/Baa1	1,820,000	1,897,041
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	A/Baa1	3,260,000	3,350,498
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	NR/Aaa	3,190,000	3,255,523
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: Natl-Re)	A/Baa1	825,000	826,559
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA/Aa1	1,000,000	1,128,160
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligated Group)	NR/Aaa	2,540,000	2,562,657
[a] FAU Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2014 (Innovation Village)	NR/A2	1,950,000	2,124,778
FAU Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2015 (Innovation Village)	NR/A2	2,395,000	2,611,508
FAU Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2016 (Innovation Village)	NR/A2	2,275,000	2,447,104
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AAA/Aa3	1,605,000	1,758,871
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AAA/Aa3	1,500,000	1,645,380
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AAA/Aa2	3,500,000	3,954,930
Florida Hurricane Catastrophe, 5.00% due 7/1/2014	AA-/Aa3	11,000,000	12,073,930
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,181,040
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	AA+/NR	770,000	828,012
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	996,676
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,022,106
Florida State Department of Transportation GO, 5.375% due 7/1/2017	AAA/Aa1	4,675,000	5,119,405
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,376,860

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida State Division of Bond Finance, 5.375% due 7/1/2011 (Preservation 2000; Insured: Natl-Re/FGIC)	AA-/A1	$2,515,000	$2,539,119
Gainesville Utilities Systems Revenue, 0.42% due 10/1/2026 put 4/1/2010 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	28,205,000	28,205,000
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health)	AA-/A1	1,000,000	1,103,710
Highlands County HFA, 5.00% due 11/15/2016 (Adventist/Sunbelt)	AA-/A1	1,000,000	1,089,360
Highlands County HFA, 5.00% due 11/15/2017 (Adventist/Sunbelt)	AA-/A1	3,200,000	3,449,728
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health)	AA-/A1	1,000,000	1,059,670
Highlands County HFA, 5.00% due 11/15/2019 (Adventist/Sunbelt)	AA-/A1	3,000,000	3,140,070
Highlands County HFA, 3.95% due 11/15/2032 (Adventist/Sunbelt)	AA-/A1	2,500,000	2,607,975
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	A+/A3	5,000,000	5,353,650
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB/Baa1	6,410,000	6,813,061
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	BBB/Baa1	3,250,000	3,407,007
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/Baa1	2,000,000	2,023,280
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/Baa1	2,000,000	1,998,180
JEA, 5.25% due 10/1/2012 (St. John’s River Park Systems)	AA-/Aa2	5,000,000	5,303,250
JEA, 5.00% due 10/1/2014 (Electric Systems)	A+/Aa3	7,165,000	7,880,067
JEA Water & Sewer Systems Revenue, 3.50% due 10/1/2013	NR/Aa3	5,565,000	5,906,914
JEA Water & Sewer Systems Revenue, 5.00% due 10/1/2018	AA-/Aa3	1,500,000	1,658,970
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,061,350
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC; GO of University)	A-/A2	3,000,000	3,242,160
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa3	4,540,000	5,123,889
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2015 (Insured: AGM)	AAA/Aa3	3,845,000	3,117,526
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2016 (Insured: AGM)	AAA/Aa3	3,535,000	2,683,878
[a] Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2017 (Insured: AGM)	AAA/Aa3	2,435,000	1,729,751
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2018 (Insured: AGM)	AAA/Aa3	5,385,000	3,562,554
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2019 (Insured: AGM)	AAA/Aa3	2,170,000	1,342,753
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A3	1,000,000	1,071,690
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A3	1,000,000	1,076,270
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A3	4,015,000	4,259,594
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A3	1,000,000	1,061,150
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: Natl-Re)	A/A3	1,010,000	1,049,228
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AAA/Aa3	5,000,000	5,669,850
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	NR/Baa3	1,735,000	1,807,870
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	A/A3	1,245,000	1,338,512
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	A/A3	2,040,000	2,183,086
Miami GO, 5.00% due 1/1/2019 (Homeland Defense/Neighborhood Capital Improvements)	A/A3	1,870,000	1,988,334
Miami Special Obligation, 5.00% due 1/1/2018 (Insured: Natl-Re)	A/A3	1,970,000	2,156,362
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health)	A/A2	2,790,000	3,020,203
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health)	A/A2	1,980,000	2,077,119
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health)	A/A2	3,000,000	3,097,860
Orlando & Orange County Expressway Authority, 6.50% due 7/1/2011 (Insured: Natl-Re/FGIC)	A/A1	3,550,000	3,783,625
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC)	A/A1	5,695,000	6,251,515
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: FGIC)	AA+/Aa1	3,000,000	3,158,310
Palm Beach County School Board COP, 5.375% due 8/1/2017 (Insured: AMBAC)	AA-/A1	7,000,000	7,387,380
Palm Beach County School Board COP, 5.00% due 8/1/2025 (Insured: FGIC)	AA-/A1	1,500,000	1,556,550
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	AA/NR	570,000	565,839
Polk County Transportation Improvement Revenue, 5.00% due 12/1/2025 (Insured: AGM)	NR/Aa3	1,550,000	1,586,611
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: AGM)	AAA/Aa3	9,990,000	10,074,316
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/Baa1	10,000,000	10,609,900

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA-/Aa3	$1,560,000	$1,697,202
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA-/Aa3	4,610,000	4,984,148
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,755,000	2,892,034
Tampa Sports Authority Revenue, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	A/Baa1	1,500,000	1,584,210
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	A/NR	1,640,000	1,719,015
GEORGIA — 2.62%
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AAA/Aa3	3,850,000	4,233,422
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2014 (Insured: Natl-Re/FGIC)	A/Baa1	3,000,000	3,244,410
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2016 (Insured: AGM)	AAA/Aa3	3,215,000	3,538,943
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2016 (Insured: Natl-Re/FGIC)	A/Baa1	8,215,000	8,825,867
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2017 (Insured: AGM)	AAA/Aa3	4,745,000	5,161,943
Atlanta Water & Wastewater Revenue, 6.00% due 11/1/2019	A/Baa1	5,650,000	6,252,629
Burke County PCR, 4.75% due 1/1/2039 put 4/1/2011 (Oglethorpe Power; Insured: Natl-Re)	A/A3	10,000,000	10,371,700
[a] Fulton County Facilities COP, 5.90% due 11/1/2019 pre-refunded 11/1/2010 (Insured: AGM/ AMBAC)	AAA/Aa3	16,865,000	17,571,138
Gainesville Water & Sewer Revenue, 6.00% due 11/15/2012 (Insured: Natl-Re/FGIC)	AA-/A2	1,200,000	1,286,352
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018	A+/A1	2,500,000	2,699,325
Main Street Natural Gas Inc., 5.00% due 3/15/2013 (Georgia Gas)	A/A2	1,500,000	1,580,130
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Georgia Gas)	A+/Aa3	3,000,000	3,224,280
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/A2	3,590,000	3,803,318
Main Street Natural Gas Inc., 5.00% due 3/15/2015 (Georgia Gas)	A/A2	2,000,000	2,120,980
[a] Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: Natl-Re)	A/A3	1,000,000	1,088,590
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A/A2	5,000,000	5,166,850
GUAM — 0.43%
Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	A-/NR	1,000,000	1,007,540
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2016	BBB-/NR	5,610,000	5,869,070
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2017	BBB-/NR	2,000,000	2,082,400
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2018	BBB-/NR	3,000,000	3,170,790
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2019	BBB-/NR	1,000,000	1,045,220
HAWAII — 0.24%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	A/Baa1	1,150,000	1,191,768
Hawaii Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: Natl-Re)	A/Baa1	5,850,000	6,140,219
IDAHO — 0.30%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,595,802
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,348,610
[b] University of Idaho, 1.00% due 4/1/2041	A+/A1	6,250,000	6,349,875
ILLINOIS — 7.45%
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/A2	1,500,000	1,212,045
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/A2	2,000,000	1,512,380
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,315,578
Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	AA-/A1	4,100,000	4,631,237
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A1	1,000,000	1,103,310

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Chicago Gas Supply, 4.75% due 3/1/2030 put 6/30/2014 (Peoples Gas Light & Coke)	A-/A2	$1,500,000	$1,525,290
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	NR/Aa3	775,000	845,564
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	NR/Aa3	225,000	243,882
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	AA-/Aa3	2,435,000	2,593,689
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	AA-/Aa3	2,670,000	2,183,393
Chicago GO, 5.40% due 1/1/2018 (Insured: AGM)	AAA/Aa3	3,000,000	3,009,930
Chicago GO, 0.32% due 1/1/2040 put 4/8/2010 (Insured: AGM/SPA-Dexia ) (weekly demand notes)	AAA/Aa3	27,900,000	27,900,000
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	NR/Aaa	2,300,000	2,328,589
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AAA/Aa3	8,460,000	9,393,476
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AAA/Aa3	2,000,000	2,204,160
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	NR/Aaa	380,000	396,750
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: Natl-Re)	A/A2	1,180,000	1,283,639
Cicero Illinois GO, 5.25% due 1/1/2019 (Insured: XLCA)	NR/NR	6,140,000	6,000,683
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: AGM)	NR/Aa3	2,000,000	1,993,760
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	NR/A1	2,500,000	3,347,875
Cook County Community High School District, 5.00% due 12/15/2012 (Insured: Assured Guaranty)	AAA/NR	3,180,000	3,493,357
Cook County Community High School District, 5.00% due 12/15/2013 (Insured: Assured Guaranty)	AAA/NR	6,875,000	7,693,331
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: FGIC)	NR/Aa3	2,250,000	2,810,768
Cook County GO, 3.25% due 11/15/2011	AA/Aa3	1,250,000	1,296,263
Cook County GO, 5.00% due 11/15/2012	AA/Aa3	6,000,000	6,557,880
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re)	AA/Aa3	3,995,000	4,494,495
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: Natl-Re)	AA/Baa1	3,860,000	3,956,461
Illinois DFA, 6.00% due 11/15/2011 (Adventist Health; Insured: Natl-Re)	AA/Baa1	1,000,000	1,032,170
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	2,625,000	2,786,989
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/NR	3,000,000	3,161,250
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,723,895
[a] Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A/A2	5,250,000	5,460,788
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,000,000	3,155,820
Illinois Finance Authority, 5.00% due 11/1/2014 (Cent Dupage Health)	AA/NR	5,000,000	5,501,600
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health)	AA/Aa2	2,800,000	2,930,424
Illinois Finance Authority, 5.00% due 11/1/2015 (Cent Dupage Health)	AA/NR	5,000,000	5,469,000
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health)	AA/Aa2	1,250,000	1,352,788
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A/A3	1,000,000	1,048,020
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health)	AA/Aa2	1,000,000	1,099,640
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health)	AA/Aa2	1,000,000	1,044,200
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Advocate Health)	AA/Aa2	2,000,000	2,046,860
Illinois Finance Authority Student Housing, 5.00% due 5/1/2014	NR/Baa3	3,895,000	3,874,980
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: Natl-Re)	A/A2	3,000,000	3,007,890
Illinois HFA, 5.00% due 11/15/2013 (Northwestern Medical Facility; Insured: Natl-Re)	NR/A2	2,470,000	2,476,101
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	AA+/Aa2	1,500,000	1,568,775
Illinois HFA, 6.125% due 11/15/2022 (Advocate Network Health Care)	AAA/Aa2	1,000,000	1,035,600
Illinois HFA, 0.31% due 7/1/2032 put 4/1/2010 (Northwest Community Hospital) (daily demand notes)	AA-/Aa3	6,000,000	6,000,000
Illinois Sales Tax, 5.00% due 6/15/2011	AAA/A2	6,050,000	6,320,737
Illinois Sales Tax, 3.50% due 6/15/2012	AAA/A2	6,055,000	6,302,286
Illinois Sales Tax, 3.50% due 6/15/2013	AAA/A2	6,455,000	6,771,101
Illinois Sales Tax, 3.50% due 6/15/2014	AAA/A2	6,455,000	6,747,024
Illinois Sales Tax, 5.50% due 6/15/2016	AAA/A2	3,000,000	3,147,930
Illinois Sales Tax, 5.50% due 6/15/2016	AAA/A2	4,000,000	4,197,240
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: FGIC)	AA/NR	2,780,000	3,171,452

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	AA-/Aa3	$3,000,000	$2,591,490
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: FGIC)	NR/NR	3,235,000	3,109,903
McLean & Woodford Counties United School District GO, 6.25% due 12/1/2014 (Insured: AGM)	NR/Aa3	1,005,000	1,090,807
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: FGIC)	A/NR	2,200,000	2,100,934
Melrose Park Water Revenue, 5.20% due 7/1/2018 (Insured: Natl-Re)	A/Baa1	1,190,000	1,200,924
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick Place; Insured: Natl-Re)	AAA/A3	1,045,000	963,145
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: FGIC)	A/A3	11,295,000	8,915,934
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,049,440
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,000,000	1,021,590
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB/ Baa2	1,935,000	1,968,843
Springfield Electric Revenue, 5.50% due 3/1/2013 (Insured: Natl-Re)	AA-/NR	2,000,000	2,112,160
INDIANA — 4.29%
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,380,042
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	NR/NR	565,000	571,571
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa3	1,000,000	1,119,800
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa3	1,480,000	1,661,344
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa3	1,520,000	1,680,254
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A3	1,000,000	1,083,610
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC; State Aid Withholding)	A/NR	2,500,000	2,731,050
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	A+/A1	1,000,000	1,074,830
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	A/NR	850,000	845,351
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	A/NR	850,000	834,743
[a] Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	A/NR	950,000	920,379
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM; State Aid Withholding)	AAA/Aa3	1,000,000	1,102,530
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM; State Aid Withholding)	AAA/Aa3	1,250,000	1,337,488
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa2	1,575,000	1,358,233
Center Grove Building Corp., 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	AA+/NR	575,000	582,849
Central High School Building Corp., 5.00% due 2/1/2011 (First Mortgage; Insured: AMBAC; State Aid Withholding)	AA+/NR	1,970,000	2,043,658
Clay Multiple School Building Corp., 4.00% due 7/15/2015	AA+/NR	1,000,000	1,059,440
Clay Multiple School Building Corp., 5.00% due 7/15/2016	AA+/NR	1,295,000	1,437,515
Clay Multiple School Building Corp., 5.00% due 1/15/2017	AA+/NR	1,000,000	1,106,700
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,095,240
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,096,690
[b] Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2013	NR/A2	1,715,000	1,819,546
[b] Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2014	NR/A2	1,745,000	1,852,317
[b] Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2015	NR/A2	1,780,000	1,876,031
Indiana Bond Bank, 4.80% due 2/1/2014	AAA/NR	4,060,000	4,070,353
[a] Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/Aa3	1,545,000	1,658,156
Indiana Bond Bank, 5.00% due 10/15/2017	NR/Aa3	5,000,000	5,153,100
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,621,830
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,281,673
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,045,420
Indiana Health Facilities, 5.00% due 11/1/2014 (Sisters of St. Francis)	NR/Aa3	1,000,000	1,098,960
Indiana Health Facilities, 5.50% due 11/15/2016	AA/Aa1	1,385,000	1,518,916
[a] Indiana Health Facilities, 5.00% due 11/1/2018 (Sisters of St. Francis)	NR/Aa3	1,250,000	1,326,025
Indiana Health Facilities, 5.75% due 11/1/2021 pre-refunded 11/1/11 (Sisters of St. Francis)	NR/Aa3	3,545,000	3,852,564

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Health Facilities, 3.625% due 11/15/2036 put 8/1/2011 (Ascension Health)	NR/Aa1	$3,955,000	$4,085,159
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa1	5,000,000	5,572,350
Indiana State Finance Authority Revenue, 5.00% due 7/1/2011 (Wabash Correctional Facilities)	AA+/Aa2	1,390,000	1,458,360
Indiana State Finance Authority Revenue, 4.90% due 1/1/2016 (Indianapolis Power & Light Co.)	BBB/A3	11,650,000	12,183,104
Indiana State Finance Authority Revenue, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa2	1,030,000	1,140,066
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa2	1,000,000	1,116,430
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	AA+/Aa2	2,150,000	2,400,324
Indiana State Finance Authority Revenue, 5.00% due 11/1/2018	AA+/Aa3	2,750,000	3,023,075
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014	AA/NR	1,270,000	1,394,752
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	AA-/A3	1,000,000	1,107,490
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	AA-/A3	1,000,000	1,112,410
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: FGIC)	AA+/Aa2	1,030,000	1,142,528
Indianapolis Multi-School Building Corp., 5.50% due 7/15/2015 (First Mortgage; Insured: Natl-Re)	AA/Baa1	1,690,000	1,932,346
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	1,000,000	1,073,420
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,618,185
Knox Middle School Building Corp. First Mortgage, 0% due 1/15/2020 (Insured: FGIC; State Aid Withholding)	A/NR	1,295,000	770,732
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC; State Aid Withholding)	AA+/NR	1,200,000	1,358,100
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC; State Aid Withholding)	AA+/NR	1,250,000	1,421,062
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: Natl-Re; State Aid Withholding)	A+/Baa1	1,055,000	1,165,131
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: Natl-Re; State Aid Withholding)	A+/Baa1	1,135,000	1,266,524
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: Natl-Re; State Aid Withholding)	A+/Baa1	1,140,000	1,277,450
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,821,518
Perry Township Multi School Building Corp., 5.00% due 7/10/2014 (Insured: AGM; State Aid Withholding)	NR/Aa3	2,130,000	2,383,172
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	A/NR	835,000	830,433
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	A/NR	1,445,000	1,611,319
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	4,100,000	4,542,185
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	1,000,000	1,107,850
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/FGIC; State Aid Withholding)	AA+/NR	1,785,000	2,013,105
Vincennes University, 3.00% due 6/1/2014	NR/A1	1,000,000	1,026,880
Vincennes University, 3.00% due 6/1/2015	NR/A1	1,000,000	1,013,050
Vincennes University, 4.00% due 6/1/2018	NR/A1	1,000,000	1,020,580
Vincennes University, 5.00% due 6/1/2020	NR/A1	1,000,000	1,079,600
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC; State Aid Withholding)	AA+/NR	2,895,000	3,251,056
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	AA+/NR	510,000	517,196
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	AA+/NR	1,095,000	1,148,337
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa1	1,335,000	1,506,160
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: Natl-Re/ FGIC; State Aid Withholding)	AA+/NR	2,080,000	2,214,826

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
IOWA — 0.80%
Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	AA-/NR	$2,900,000	$2,931,204
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,270,000	2,273,746
Dubuque Community School District, 2.75% due 7/1/2011	NR/NR	450,000	454,757
Dubuque Community School District, 2.75% due 1/1/2012	NR/NR	1,500,000	1,514,310
Dubuque Community School District, 5.00% due 1/1/2013	NR/A3	1,600,000	1,618,528
Dubuque Community School District, 5.00% due 7/1/2013	NR/A3	1,640,000	1,658,991
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	AA/Aa2	1,160,000	1,187,631
Iowa Health Facilities Revenue, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,719,100
Iowa Health Facilities Revenue, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,509,162
Iowa Health Facilities Revenue, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,731,456
Iowa Health Facilities Revenue, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,640,715
Iowa Health Facilities Revenue, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,719,904
Iowa Health Facilities Revenue, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,072,873
Iowa Health Facilities Revenue, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,501,762
KANSAS — 0.91%
Burlington Environmental Improvement, 5.00% due 12/1/2023 put 4/1/2011 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	2,800,000	2,896,488
Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	5,000,000	5,387,500
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A/Baa2	12,400,000	13,405,516
Johnson County USD GO, 4.50% due 10/1/2014	AA/Aa1	5,750,000	6,043,250
KENTUCKY — 0.56%
Jefferson County School District, 5.25% due 1/1/2016 (Insured: AGM)	AAA/Aa3	2,145,000	2,433,202
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: Natl-Re) (ETM)	A/NR	3,775,000	3,864,543
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured Natl-Re)	A/Baa1	4,055,000	4,125,314
[a] Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	2,100,000	1,093,575
Kentucky Economic DFA, 5.00% due 5/1/2039 (Catholic Health)	AA/Aa2	5,000,000	5,515,150
LOUISIANA — 2.91%
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: AGM)	AAA/Aa3	3,000,000	3,277,980
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	BBB/NR	2,075,000	2,161,610
Jefferson Sales Tax, 5.00% due 12/1/2018 (Insured: AGM)	AAA/Aa3	2,000,000	2,185,280
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/Baa2	10,265,000	10,547,185
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	NR/Ba3	460,000	449,167
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (LCTCS Facilities Corp.)	A+/A3	1,500,000	1,598,985
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (LCTCS Facilities Corp.)	A+/A3	1,500,000	1,597,830
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,074,620
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,063,400
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,334,866
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,051,100

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC)	A/NR	$22,000,000	$23,654,180
Louisiana Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A/A3	4,200,000	4,240,362
Louisiana Public Facilities Authority Hospital Revenue, 5.75% due 7/1/2015 (Franciscan Missionaries; Insured: AGM)	AAA/Aa3	1,325,000	1,468,113
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2012 (Department of Public Safety; Insured: AGM)	AAA/Aa3	1,250,000	1,336,250
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AAA/Aa3	2,500,000	2,716,250
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,054,250
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,913,075
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,029,840
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,044,822
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	994,020
Louisiana Public Facilities Authority Revenue, 7.00% due 12/1/2038 put 12/1/2011 (Cleco Power LLC)	BBB/Baa2	9,000,000	9,609,840
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A1	4,000,000	4,374,080
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	NR/NR	1,505,000	1,690,928
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,496,840
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,024,085
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,118,523
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: FGIC)	A-/NR	1,250,000	1,358,875
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,524,369
MARYLAND — 0.07%
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2017 (Washington County Hospital)	BBB-/NR	1,000,000	1,013,070
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2018 (Washington County Hospital)	BBB-/NR	1,000,000	999,920
MASSACHUSETTS — 1.85%
Massachusetts DFA, 5.625% due 1/1/2015 (Semass Partnership; Insured: Natl-Re)	AA-/Baa1	1,025,000	1,057,800
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	NR/NR	3,225,000	3,206,327
Massachusetts DFA, 5.625% due 1/1/2016 (Semass Partnership; Insured: Natl-Re)	AA-/Baa1	1,080,000	1,105,963
Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Semass Partnership; Insured: Natl-Re)	AA-/Baa1	3,970,000	4,055,395
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,700,000	1,843,157
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	7,500,000	8,077,050
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,085,375
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: AGM)	AAA/NR	2,345,000	2,462,344
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC) (ETM)	NR/NR	3,415,000	3,720,438
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: AGM)	AAA/NR	2,330,000	2,483,757
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AAA/NR	3,215,000	3,458,150
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AAA/NR	1,750,000	1,793,925
Massachusetts Solid Waste Disposal Revenue, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/NR	1,800,000	1,912,356
Massachusetts Western Turnpike Revenue, 5.55% due 1/1/2017 (Insured: Natl-Re)	A/Aa3	13,160,000	13,216,193

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MICHIGAN — 4.88%
Battle Creek, 5.00% due 5/1/2020 (Insured: AMBAC)	AA-/A1	$3,200,000	$3,346,368
Detroit Sewage Disposal Revenue, 6.00% due 7/1/2010 (Insured: Natl-Re)	A/A2	1,380,000	1,393,207
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: Natl-Re)	A/A3	2,000,000	2,138,620
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2019 (Insured: Natl-Re)	A/A2	3,900,000	4,059,393
Detroit Water, 5.40% due 7/1/2011 (Insured: Natl-Re)	A/A2	1,000,000	1,037,240
Detroit Water Supply Systems, 6.00% due 7/1/2015 (Insured: Natl-Re)	A+/A2	3,280,000	3,705,186
Detroit Water Supply Systems, 5.00% due 7/1/2016 (Insured: AGM)	AAA/Aa3	1,250,000	1,344,925
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	4,845,000	4,946,600
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	2,535,000	2,563,113
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	A/NR	1,980,000	1,732,460
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,520,000	1,594,662
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AAA/Aa3	2,500,000	2,622,800
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,422,586
Kentwood Public Schools GO, 5.00% due 5/1/2015 (Insured: Natl-Re)	AA-/Aa3	4,050,000	4,306,932
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: AGM)	AAA/NR	1,085,000	1,087,962
Michigan Housing Development Authority Rental Housing Revenue, 5.00% due 4/1/2016 (GO of Authority)	AA/NR	4,900,000	5,078,703
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AAA/Aa3	4,300,000	4,644,430
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/A1	6,000,000	6,486,240
Michigan State Building Authority, 5.50% due 10/15/2017	A+/A1	4,000,000	4,387,920
Michigan State COP, 4.25% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	A/Baa1	5,500,000	5,572,600
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	A/Baa1	11,530,000	11,767,172
Michigan State HFA, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A1	2,300,000	2,482,620
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,000,000	1,046,360
Michigan State HFA, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A1	1,530,000	1,611,580
Michigan State HFA, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A1	3,000,000	3,129,450
Michigan State HFA, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,375,900
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,317,316
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,045,000	1,089,726
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA/Aa1	3,000,000	3,301,050
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,016,410
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018	AA/Aa2	2,000,000	2,263,800
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,007,720
Michigan State Hospital Finance Authority, 6.00% due 12/1/2020 (Trinity Health)	AA/Aa2	1,175,000	1,200,580
Michigan State Strategic Fund, 4.75% due 8/1/2011 (NSF International)	A-/NR	2,240,000	2,312,486
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: AGM)	AAA/Aa3	2,000,000	2,200,740
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BBB-/NR	1,000,000	944,640
Michigan State Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co.)	A-/NR	2,500,000	2,715,000
Michigan State Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co.)	A-/A2	2,500,000	2,755,125
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	BBB/Baa1	4,850,000	4,974,790
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re; Q-SBLF)	AA-/Aa3	3,050,000	3,298,179
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,124,050
Royal Oak Hospital Finance Authority Hospital Revenue, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,178,723
Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2011	AA/NR	1,000,000	1,014,440
Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2012	AA/NR	655,000	672,240
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2013	AA/NR	1,000,000	1,057,920

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2014	AA/NR	$1,000,000	$1,061,830
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2015	AA/NR	1,585,000	1,749,412
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2016	AA/NR	1,670,000	1,835,864
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2017	AA/NR	1,500,000	1,645,485
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2018	AA/NR	1,500,000	1,641,900
MINNESOTA — 1.45%
Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	1,070,742
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (HealthPartners Obligated Group)	BBB/Baa1	1,000,000	1,053,420
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (HealthPartners Obligated Group)	BBB/Baa1	2,200,000	2,318,580
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,811,904
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Insured: Assured Guaranty)	AAA/NR	3,460,000	3,636,598
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Insured: Assured Guaranty)	AAA/NR	1,335,000	1,453,882
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Insured: Assured Guaranty)	AAA/NR	2,500,000	2,684,225
St. Cloud Health Care Revenue, 5.00% due 5/1/2012 (Centracare Health Systems)	NR/A2	1,000,000	1,067,830
St. Cloud Health Care Revenue, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A2	1,000,000	1,083,540
St. Cloud Health Care Revenue, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A2	1,000,000	1,089,190
St. Cloud Health Care Revenue, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A2	1,250,000	1,344,600
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	2,920,000	3,085,564
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	1,000,000	1,056,700
St. Cloud Health Care Revenue, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A2	3,105,000	3,232,616
St. Cloud Health Care Revenue, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A2	3,495,000	3,591,707
St. Cloud Health Care Revenue, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A2	3,200,000	3,255,680
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.00% due 2/1/2018 (Gillette Children’s Specialty)	A-/NR	1,255,000	1,295,122
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 2/1/2020 (Gillette Children’s Specialty)	A-/NR	2,010,000	2,077,295
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 5/15/2021 (HealthPartners Obligated Group)	NR/Baa1	1,070,000	1,070,524
MISSISSIPPI — 0.79%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	NR/NR	1,020,000	1,079,476
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa3	2,325,000	2,480,078
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa3	3,300,000	3,470,742
Mississippi Business Finance Corp., 0.34% due 12/1/2030 put 4/1/2010 (Chevron USA Inc; Guaranty Agreement: Chevron Corp.) (daily demand notes)	AA/Aa1	10,500,000	10,500,000
[a] Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,579,711
Mississippi Development Bank Special Obligation, 5.00% due 1/1/2011 (Madison County; Insured: AGM/FGIC/County Guaranty)	AAA/Aa3	5,000,000	5,168,200
MISSOURI — 0.30%
Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	NR/Aa2	800,000	829,792
Missouri Regional Convention & Sports Complex, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,976,652

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	AA-/NR	$1,000,000	$1,050,900
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,055,690
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,032,940
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,023,490
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,187,600
NEBRASKA — 0.38%
Lancaster County School District GO, 2.00% due 1/15/2011 (Lincoln Park Schools)	AAA/Aa1	1,540,000	1,559,619
Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/NR	750,000	759,075
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/NR	1,625,000	1,747,379
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	AA/Aa1	5,000,000	5,478,200
[a] University of Nebraska Facilities Corp., 2.00% due 7/15/2011	AA/Aa2	2,100,000	2,137,989
NEVADA — 1.93%
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,486,800
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,185,000	1,302,422
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,845,000	1,909,224
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,083,490
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa3	6,535,000	7,167,131
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa3	3,000,000	3,275,010
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/Aa3	1,530,000	1,661,243
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/Aa3	2,555,000	2,803,525
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/Aa3	6,000,000	6,145,500
Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,303,960
Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,592,529
Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,229,720
Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,197,555
Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,544,566
Las Vegas Special Local Improvement District, 5.125% due 6/1/2011 (Insured: AGM)	AAA/Aa3	1,555,000	1,561,966
Las Vegas Special Local Improvement District, 5.375% due 6/1/2013 (Insured: AGM)	AAA/Aa3	1,075,000	1,078,601
Las Vegas Valley Water District, 0.35% due 6/1/2036 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA+/Aa1	700,000	700,000
Las Vegas Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,170,425
Las Vegas Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,100,810
Las Vegas Water District GO, 0.35% due 6/1/2036 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA+/Aa1	1,200,000	1,200,000
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AAA/Aa3	1,000,000	1,082,450
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AAA/Aa3	1,100,000	1,173,062
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AAA/Aa3	1,000,000	1,052,050
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/NR	1,285,000	1,295,049
NEW HAMPSHIRE — 0.37%
New Hampshire Health & Educational Facilities, 4.50% due 8/1/2014 (Dartmouth-Hitchcock)	A+/NR	1,835,000	1,967,451
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	A-/NR	1,260,000	1,308,472
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	A-/NR	1,000,000	1,027,050
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re; GO of Bond Bank)	AA/Aa3	2,985,000	3,386,214

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re; GO of Bond Bank)	AA/Aa3	$3,130,000	$3,548,919
NEW JERSEY — 1.82%
Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	A/Baa1	1,000,000	1,123,840
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	A/Baa1	1,500,000	1,710,330
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	1,016,770
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,006,910
New Jersey EDA, 0.30% due 9/1/2031 put 4/1/2010 (LOC: Bank of Nova Scotia/Lloyds TSB Bank plc) (daily demand notes)	A+/Aa3	13,000,000	13,000,000
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2011 (Insured: FGIC)	BBB/Baa2	5,000,000	5,093,450
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	BBB/Baa2	7,375,000	7,594,775
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,500,000	1,601,895
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,169,770
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	5,344,800
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/A1	6,000,000	6,619,320
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/A1	7,650,000	8,503,051
NEW MEXICO — 0.55%
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	1,820,000	1,994,720
Farmington PCR, 0.30% due 5/1/2024 put 4/1/2010 (LOC: Barclays Bank) (daily demand notes)	AA/Aa3	200,000	200,000
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/Baa1	2,300,000	2,421,463
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,659,845
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,478,133
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	AAA/Aa2	4,865,000	5,124,499
Santa Fe Gross Receipts Tax, 5.00% due 6/1/2011	AA+/A1	1,750,000	1,832,425
NEW YORK — 8.67%
Erie County Individual Development Agency, 5.00% due 5/1/2011 (Buffalo School District; Insured: AGM)	AAA/Aa3	8,750,000	9,167,375
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/A1	3,000,000	3,376,770
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/A1	9,145,000	10,241,211
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/A1	7,265,000	8,119,001
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/A1	5,000,000	5,573,850
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	3,910,000	3,942,883
Nassau County Industrial Development Agency, 5.25% due 3/1/2018 (NY Institute of Technology)	BBB+/Baa2	1,260,000	1,327,876
Nassau County Industrial Development Agency, 5.25% due 3/1/2020 (NY Institute of Technology)	BBB+/Baa2	1,480,000	1,534,360
New York City GO, 3.00% due 8/1/2011	AA/Aa3	17,400,000	17,944,446
New York City GO, 0.32% due 8/1/2023 put 4/1/2010 (Fiscal 2008; LOC: Allied Irish Bank PLC) (daily demand notes)	AAA/Aaa	10,100,000	10,100,000
New York City GO, 0.35% due 8/1/2028 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa3	12,195,000	12,195,000
New York City GO, 0.35% due 4/1/2035 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa3	15,500,000	15,500,000
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2013	A+/A1	2,755,000	2,964,903
New York City IDA, 5.00% due 6/1/2010 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	1,175,000	1,182,532
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,215,000	2,312,659
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,330,000	2,501,954
New York City Municipal Water Finance Authority, 0.31% due 6/15/2032 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA+/Aa3	7,700,000	7,700,000
New York City Municipal Water Finance Authority, 0.31% due 6/15/2033 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa2	10,000,000	10,000,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012	AAA/Aa1	5,000,000	5,505,500
New York City Transitional Finance Authority, 5.00% due 11/1/2014	AAA/Aa1	2,000,000	2,286,580
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (State Aid Withholding)	AA-/A1	4,865,000	5,343,181

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York Liberty Development Corp., 0.50% due 12/1/2049 put 1/18/2011 (World Trade Center)	A-1+/Aaa	$25,000,000	$25,017,750
New York State Dormitory Authority, 5.00% due 8/15/2010 (Mental Health Services; Insured: Natl-Re)	AA-/A1	1,600,000	1,628,256
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	NR/Baa1	1,820,000	1,942,377
New York State Dormitory Authority, 5.00% due 11/1/2012 pre-refunded 11/1/2010 (Insured: SONYMA)	NR/NR	605,000	621,051
New York State Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	NR/NR	1,395,000	1,425,704
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	NR/Baa1	1,500,000	1,617,645
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AAA/Aa3	3,650,000	4,053,069
New York State Dormitory Authority, 5.00% due 11/1/2013 pre-refunded 11/1/2010 (Insured: SONYMA)	NR/NR	1,495,000	1,534,662
New York State Dormitory Authority, 5.00% due 11/1/2013 (Insured: SONYMA)	NR/NR	3,105,000	3,173,341
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services)	AA-/NR	2,640,000	2,733,245
New York State Dormitory Authority, 5.00% due 11/1/2014 pre-refunded 11/1/2010 (Insured: SONYMA)	NR/NR	490,000	503,000
New York State Dormitory Authority, 5.00% due 11/1/2014 (Insured: SONYMA)	NR/NR	1,010,000	1,032,230
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AAA/Aa3	4,805,000	5,226,879
[a] New York State Dormitory Authority, 5.50% due 7/1/2016 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,280,488
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	AA-/NR	5,000,000	5,669,900
New York State Dormitory Authority, 5.50% due 7/1/2017 (Insured: Radian)	BBB+/Baa1	2,500,000	2,600,675
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing; Insured: Natl-Re; State Aid Withholding)	A+/A2	1,570,000	1,700,545
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	AA-/NR	5,000,000	5,666,500
New York State Dormitory Authority, 6.625% due 7/1/2018 (Mount Sinai Hospital)	BBB+/A2	4,375,000	4,446,356
New York State Dormitory Authority, 6.625% due 7/1/2019 (Mount Sinai Health)	BBB+/A2	1,330,000	1,351,001
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	AA-/A1	4,000,000	4,310,880
New York State Dormitory Authority, 0.32% due 7/1/2037 put 4/1/2010 (Cornell University) (daily demand notes)	AA/Aa1	3,250,000	3,250,000
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: Syncora)	AA-/A1	1,000,000	1,075,540
Port Authority 148th, 5.00% due 8/15/2017 (Insured: AGM; GO of Authority)	AAA/Aa2	4,725,000	5,363,442
Rockland County GO, 1.50% due 3/9/2011	NR/Mig1	17,500,000	17,580,850
Suffolk County Industrial Development Agency Civic Facilities GO, 5.25% due 3/1/2019 (NY Institute of Technology)	BBB+/Baa2	1,400,000	1,436,302
Tobacco Settlement Financing Corp. Asset Backed, 5.00% due 6/1/2011	AA-/NR	1,695,000	1,776,190
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	AA-/A1	1,145,000	1,148,779
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: Syncora)	AA-/A1	715,000	717,360
Tobacco Settlement Financing Corp. Asset Backed, 5.50% due 6/1/2015	AA-/A1	3,000,000	3,021,240
Tompkins County IDA, 0.29% due 7/1/2037 put 4/1/2010 (Cornell University; Insured: JP Morgan Chase Bank) (daily demand notes)	AA/Aa1	300,000	300,000
Tompkins County IDA, 0.32% due 7/1/2037 put 4/1/2010 (Cornell University; Insured: JP Morgan Chase Bank) (daily demand notes)	AA/Aa1	1,660,000	1,660,000
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,772,470
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,329,370
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,407,280
NORTH CAROLINA — 1.87%
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,727,697
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,163,460

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Mecklenburg County COP, 5.00% due 2/1/2011	AA+/Aa1	$1,000,000	$1,037,300
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	A-/Baa1	3,000,000	3,097,560
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	A-/Baa1	650,000	691,347
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	A-/Baa1	1,100,000	1,173,513
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	A-/Baa1	1,055,000	1,152,197
North Carolina Eastern Municipal Power Agency, 7.00% due 1/1/2013 (Insured: Natl-Re-IBC)	A/Baa1	2,990,000	3,242,715
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,856,672
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	8,565,750
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,700,000	6,638,562
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AAA/Aa3	3,000,000	3,251,760
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	AA+/Aa1	2,400,000	2,579,712
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242)	AAA/Aa3	1,000,000	1,073,310
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A/A2	2,505,000	2,758,205
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,000,000	3,347,400
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	AA+/Aa1	5,000,000	5,429,250
University of North Carolina Systems Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	1,030,000	1,100,936
Wake County GO, 5.00% due 3/1/2011	AAA/Aaa	4,000,000	4,168,720
NORTH DAKOTA — 0.09%
Ward County Health Care Facilities, 5.00% due 7/1/2011 (Trinity Obligated Group)	BBB+/NR	1,000,000	1,022,080
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	BBB+/NR	1,560,000	1,607,970
OHIO — 1.61%
Akron COP, 5.00% due 12/1/2013 (Insured: AGM)	AAA/NR	3,000,000	3,353,010
Akron COP, 5.00% due 12/1/2014 (Insured: AGM)	AAA/NR	2,000,000	2,260,300
American Municipal Power, 5.25% due 2/15/2018 (Hydroelectric)	A/A2	4,500,000	4,958,190
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric)	A/A2	5,015,000	5,498,697
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa3	1,000,000	1,117,560
Hudson City GO, 6.35% due 12/1/2011 pre-refunded 12/1/2010 (Library Improvement)	NR/Aa1	960,000	1,017,341
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	AA/Aa2	1,530,000	1,559,728
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,721,350
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	AAA/Aa2	2,500,000	2,603,150
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (First Energy Nuclear)	BBB-/Baa1	5,000,000	5,252,900
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (First Energy Nuclear)	BBB-/Baa2	2,500,000	2,725,150
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 (Columbus Southern Power Co.)	BBB/A3	4,800,000	4,932,288
Ohio State GO, 4.00% due 10/1/2014	NR/A1	2,075,000	2,252,744
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,375,000	3,672,135
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa1	5,000,000	5,428,750
OKLAHOMA — 2.06%
Cleveland County ISD, 3.00% due 3/1/2012	NR/Aa3	4,040,000	4,186,894
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	BBB-/NR	1,000,000	1,030,790
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,417,224
Oklahoma County Finance Authority Educational Facilities, 3.50% due 3/1/2012 (Putnam City Public Schools)	A/NR	3,825,000	3,928,084
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2013 (Putnam City Public Schools)	A/NR	2,580,000	2,702,421

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2014 (Putnam City Public Schools)	A/NR	$3,380,000	$3,542,713
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,236,850
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,363,877
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,245,292
Oklahoma County ISD, 3.00% due 1/1/2012	A+/NR	3,880,000	4,000,552
Oklahoma County ISD, 3.00% due 1/1/2013	A+/NR	3,880,000	4,044,706
Oklahoma County ISD, 3.00% due 1/1/2014	A+/NR	3,880,000	4,045,172
Oklahoma County ISD, 3.00% due 1/1/2015	A+/NR	3,735,000	3,868,974
Oklahoma DFA, 5.75% due 6/1/2011 pre-refunded 12/1/2010 (Integris Health; Insured: AMBAC)	NR/Aa3	740,000	774,018
Oklahoma DFA Health Facilities, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	4,744,731
Oklahoma DFA Health Systems, 5.25% due 12/1/2011 (Duncan Regional Hospital)	A/NR	1,215,000	1,288,799
Oklahoma DFA Health Systems, 5.25% due 12/1/2012 (Duncan Regional Hospital)	A/NR	1,330,000	1,441,880
Oklahoma Municipal Power Authority, 5.00% due 1/1/2013	A/A2	3,745,000	4,097,817
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	NR/Aa3	4,005,000	4,450,676
Oklahoma State Capital Improvement Authority, 0.31% due 7/1/2033 put 4/1/2010 (daily demand notes)	AA/A1	1,100,000	1,100,000
[a] Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,251,443
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,158,076
OREGON — 0.52%
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,000,000	6,407,520
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2039 put 7/15/2012 (Legacy Health Systems)	A+/A2	2,000,000	2,099,180
Oregon Facilities Authority Revenue, 5.00% due 3/15/2015 (Legacy Health)	A+/A2	1,635,000	1,780,270
Oregon Facilities Authority Revenue, 5.00% due 3/15/2016 (Legacy Health)	A+/A2	1,000,000	1,074,540
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA-/Aa3	1,000,000	1,121,240
Port of St Helens Pollution Control, 4.80% due 6/1/2010 (Portland General Electric Company)	BBB/Baa2	3,500,000	3,518,760
PENNSYLVANIA — 3.63%
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (UPMC Health Systems)	A+/Aa3	3,000,000	3,260,370
[a] Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (UPMC Health Systems)	A+/Aa3	5,000,000	5,372,300
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (UPMC Health Systems)	A+/Aa3	3,000,000	3,225,300
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	1,740,000	1,673,288
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A/NR	1,915,000	2,090,912
Commonwealth of Pennsylvania, 5.00% due 2/15/2011	AA/Aa2	5,000,000	5,200,250
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/NR	615,000	616,556
Pennsylvania EDA, 5.00% due 12/1/2042 put 6/1/2012 (Exelon Generation)	NR/A3	2,550,000	2,701,853
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015	BBB/Baa2	1,200,000	1,248,372
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (UPMC Health Systems)	NR/Aa3	5,600,000	5,993,288
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (UPMC Health Systems)	NR/Aa3	5,100,000	5,411,763
Pennsylvania Turnpike Commission Revenue, 0.81% due 12/1/2011	A+/Aa3	2,500,000	2,500,000

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pennsylvania Turnpike Commission Revenue, 0.91% due 12/1/2012	A+/Aa3	$2,500,000	$2,500,000
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	1,000,000	992,530
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AAA/Aa3	3,000,000	3,330,690
Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB-/Baa2	1,825,000	1,929,335
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AAA/Aa3	3,315,000	3,626,477
Philadelphia Hospital & Higher Educational Facilities, 0.28% due 2/15/2021 put 4/1/2010 (Children’s Hospital; SPA: Bank of America) (daily demand notes)	AA/Aa2	6,000,000	6,000,000
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A-/A2	1,500,000	1,633,665
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A-/A2	1,020,000	1,105,078
[b] Philadelphia School District GO, 5.00% due 9/1/2012 (State Aid Withholding)	A+/Aa3	5,000,000	5,400,850
[b] Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa3	5,000,000	5,487,200
[b] Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	15,000,000	16,248,900
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: Natl-Re)	A/Baa1	3,415,000	3,612,216
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/Baa1	1,710,000	1,840,507
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/Baa1	1,750,000	1,820,788
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AAA/Aa3	3,000,000	3,288,480
Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AAA/Aa3	2,740,000	2,923,580
Pittsburgh School District GO, 3.00% due 9/1/2011 (Insured: AGM)	AAA/Aa3	1,425,000	1,466,824
Pittsburgh School District GO, 3.00% due 9/1/2012 (Insured: AGM)	AAA/Aa3	1,670,000	1,735,698
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AAA/Aa3	2,100,000	2,189,019
Pittsburgh Water & Sewer Authority Revenue, 2.625% due 9/1/2035 put 9/1/2012 (Insured: AGM)	AAA/NR	2,000,000	2,005,940
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,400,000	1,478,400
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,091,260
RHODE ISLAND — 0.47%
East Greenwich GO, 1.50% due 2/16/2011	SP-1+/NR	8,750,000	8,830,063
Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	A/A3	1,880,000	2,018,894
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured Natl-Re)	AA-/A1	1,000,000	1,108,030
Rhode Island State Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/NR	635,000	635,381
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	AA+/NR	1,565,000	1,683,752
SOUTH CAROLINA — 1.39%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,465,542
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	AA/Aa3	1,000,000	1,094,930
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: AGM)	AAA/Aa3	2,000,000	2,167,960
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AAA/Aa3	1,000,000	1,112,730
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AAA/Aa3	1,000,000	1,102,960
South Carolina Jobs Economic Development Carealliance, 5.00% due 8/15/2014	AAA/Aa3	4,000,000	4,361,360
South Carolina Jobs Economic Development Carealliance, 5.00% due 8/15/2015	AAA/Aa3	3,000,000	3,265,710
York County PCR, 0.875% due 9/15/2024 (North Carolina Electric)	A/A2	11,000,000	10,994,720
York County PCR, 0.875% due 9/15/2024 (North Carolina Electric)	A/A2	9,900,000	9,895,248
SOUTH DAKOTA — 0.07%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: Natl-Re)	A/A1	1,100,000	1,157,607
South Dakota State Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	AA-/A1	1,000,000	1,095,250

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
TENNESSEE — 1.00%
Knox County Health, Educational, & Housing Facilities, 5.00% due 4/1/2017 (University Health Systems)	BBB+/NR	$3,130,000	$3,178,014
Knox County Health, Educational, & Housing Facilities, 0.46% due 1/1/2046 put 4/1/2010 (Covenant Health; Insured: Assured Guaranty, SPA: Suntrust Bank) (daily demand notes)	AAA/Aa3	1,400,000	1,400,000
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	BB+/Ba3	3,000,000	3,164,280
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A/Baa1	5,000,000	5,133,800
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	BB+/Ba3	11,000,000	11,500,830
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	BB+/Ba3	5,000,000	5,129,700
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	BB+/Ba3	1,190,000	1,204,233
TEXAS — 9.61%
Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,350,000	1,390,298
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA+/Aa3	1,500,000	1,692,195
Austin Electrical Utilities Systems, 5.50% due 11/15/2013 (Insured: AMBAC)	A+/A1	1,000,000	1,128,820
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	AA/Aa3	2,890,000	3,266,336
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	AA/Aa3	1,520,000	1,728,544
[a] Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	630,000	625,073
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	A/Baa1	2,315,000	2,351,785
Bryan Electrical Systems, 4.00% due 7/1/2014	A+/A1	1,300,000	1,400,438
Bryan Electrical Systems, 4.00% due 7/1/2014	A+/A1	1,000,000	1,032,850
Bryan Electrical Systems, 4.00% due 7/1/2015	A+/A1	1,110,000	1,143,655
Bryan Electrical Systems, 5.00% due 7/1/2015	A+/A1	1,150,000	1,288,242
Bryan Electrical Systems, 5.00% due 7/1/2016	A+/A1	1,500,000	1,604,310
Bryan Electrical Systems, 5.00% due 7/1/2017	A+/A1	3,205,000	3,408,133
Bryan Electrical Systems, 5.00% due 7/1/2019	A+/A1	8,000,000	8,655,600
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	AAA/Aaa	1,700,000	1,775,480
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	AAA/NR	1,155,000	1,203,637
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	AAA/Aaa	1,465,000	1,678,905
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A/A3	1,025,000	1,111,500
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A2	5,240,000	3,600,771
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A2	5,200,000	5,489,952
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/Baa3	1,160,000	1,207,537
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/Baa3	1,260,000	1,311,635
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/Baa3	1,935,000	1,992,237
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/Baa3	2,035,000	2,095,195
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/Baa3	2,175,000	2,208,995
Dallas Fort Worth International Airport, 4.00% due 11/1/2012	A+/A1	1,000,000	1,065,680
Dallas Fort Worth International Airport, 5.00% due 11/1/2013	A+/A1	1,175,000	1,302,217
Dallas Fort Worth International Airport, 5.00% due 11/1/2014	A+/A1	1,300,000	1,451,593
Dallas Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	3,370,000	3,757,314
Denton GO, 2.00% due 2/15/2012	AA/Aa3	3,115,000	3,165,338
Denton GO, 3.00% due 2/15/2014	AA/Aa3	3,325,000	3,479,280
Denton GO, 4.00% due 2/15/2015	AA/Aa3	3,445,000	3,737,928
Denton GO, 4.00% due 2/15/2016	AA/Aa3	3,535,000	3,793,868
Denton GO, 5.00% due 2/15/2017	AA/Aa3	3,675,000	4,144,077
Denton GO, 5.00% due 2/15/2018	AA/Aa3	3,825,000	4,303,775
Denton GO, 5.00% due 2/15/2019	AA/Aa3	3,990,000	4,476,261
Denton GO, 5.00% due 2/15/2020	AA/Aa3	4,195,000	4,652,633
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	AAA/Aaa	4,945,000	4,915,824

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	$1,245,000	$1,220,038
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	AA/Aa2	1,390,000	1,447,449
Grapevine Colleyville ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	AAA/Aaa	7,350,000	7,271,502
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	AA/Aa3	1,450,000	1,639,646
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	AA/Aa3	1,365,000	1,523,094
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	AA/Aa3	1,000,000	1,111,250
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,597,845
Harris County Hospital District, 5.75% due 2/15/2011 pre-refunded 8/15/2010 (Insured: Natl-Re)	A/NR	10,000,000	10,197,200
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A1	1,275,000	1,375,508
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A1	1,500,000	1,594,755
[a] Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: Natl-Re)	A/Baa1	3,260,000	3,181,434
Houston Airport Systems Revenue, 5.00% due 7/1/2015	AA-/Aa3	2,600,000	2,937,116
Houston Airport Systems Revenue, 5.00% due 7/1/2017	AA-/Aa3	1,600,000	1,794,304
Houston Airport Systems Revenue, 5.00% due 7/1/2018	AA-/Aa3	1,000,000	1,118,410
Houston Airport Systems Revenue, 5.00% due 7/1/2019	AA-/Aa3	1,500,000	1,655,415
Houston Independent School District, 5.00% due 2/15/2014 (Limited Tax Schoolhouse)	AA+/Aa2	2,000,000	2,259,360
Houston Independent School District, 5.00% due 2/15/2015 (Limited Tax Schoolhouse)	AA+/Aa2	2,450,000	2,795,646
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	AA/Aa3	6,190,000	5,625,967
Houston Utilities System Revenue, 5.00% due 11/15/2013 (Insured: AGM)	AAA/Aa3	3,000,000	3,366,540
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,687,869
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	794,720
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	AAA/Aaa	1,250,000	1,215,188
Kerrville Health Facilities Development Corp. Hospital Revenue, 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	3,834,440
Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA-/A1	2,000,000	2,171,700
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	A+/A2	1,660,000	1,769,610
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A+/A2	1,745,000	1,890,620
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A+/A2	1,835,000	2,011,967
[a] Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A+/A2	1,930,000	2,121,610
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/NR	2,210,000	2,222,619
Mesquite ISD GO, 0% due 8/15/2011 pre-refunded 8/15/2010 (Guaranty: PSF)	AAA/NR	1,865,000	1,770,090
Mesquite ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	AAA/NR	1,200,000	1,136,892
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	A-/Baa1	740,000	762,518
North Central Health Facility Development, 5.00% due 5/15/2017 (Baylor Health Care System)	AA-/Aa2	5,000,000	5,006,300
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,297,820
North Texas Tollway Authority, 5.50% due 1/1/2038 put 1/1/2011	A-/A2	19,500,000	20,138,820
North Texas Tollway Authority, 5.00% due 1/1/2043 put 1/1/2011	A-/A2	2,140,000	2,202,124
North Texas University Revenue, 5.00% due 4/15/2014	NR/Aa3	1,250,000	1,410,500
North Texas University Revenue, 5.00% due 4/15/2016	NR/Aa3	2,250,000	2,545,268
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	BBB-/Baa1	7,780,000	7,800,928
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aa1	3,000,000	3,370,020
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	BBB/Baa2	6,000,000	6,435,120
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	BBB/Baa2	8,300,000	8,494,718
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2014 (Scott & White Memorial Hospital)	A+/Aa3	1,180,000	1,293,221
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A+/Aa3	2,280,000	2,453,508
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A+/Aa3	2,000,000	2,133,100
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	NR/A1	730,000	762,777
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	929,410

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AAA/Aa3	$10,000,000	$11,221,900
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A2	1,305,000	1,462,253
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A2	1,450,000	1,628,191
Texas Tax & Revenue, 2.50% due 8/31/2010	SP-1+/Mig1	20,000,000	20,183,600
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB+/NR	1,370,000	1,469,161
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB+/NR	1,580,000	1,628,285
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB+/NR	1,870,000	1,903,342
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB+/NR	1,945,000	1,959,451
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,677,491
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: Natl-Re)	A/Baa2	2,835,000	3,104,779
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: AGM)	AAA/Aa3	2,435,000	2,665,765
U.S. VIRGIN ISLANDS — 0.40%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	BBB/Baa3	7,690,000	8,568,583
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,053,050
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,273,571
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,338,064
UTAH — 0.96%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	AAA/NR	4,355,000	4,370,460
Intermountain Power Agency Supply, 5.00% due 7/1/2012	A+/A1	15,000,000	16,242,150
Intermountain Power Agency Supply, 5.00% due 7/1/2013	A+/A1	5,000,000	5,533,650
Nebo School District GO, 2.00% due 7/1/2011	AAA/Aaa	1,245,000	1,267,921
Nebo School District GO, 2.50% due 7/1/2012	AAA/Aaa	1,510,000	1,562,654
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	AA/NR	510,000	511,999
VIRGINIA — 0.90%
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	NR/NR	1,195,000	1,227,695
Louisa IDA PCR, 5.00% due 11/1/2035 put 12/1/2011 (Virginia Electric & Power Company)	A-/NR	3,000,000	3,171,630
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,492,938
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	NR/Aaa	3,000,000	3,128,040
Virginia Commonwealth University, 0.28% due 11/1/2030 put 4/1/2010 (Insured: AMBAC; LOC: Wells Fargo Bank) (daily demand notes)	AA/Aa2	18,600,000	18,600,000
WASHINGTON — 2.98%
Energy Northwest Washington Electric, 5.50% due 7/1/2012 (Insured: Natl-Re)	AA/Aaa	3,000,000	3,301,680
Energy Northwest Washington Electric, 5.00% due 7/1/2014 (Wind Project) (Insured: AMBAC)	A-/A3	2,575,000	2,860,387
Energy Northwest Washington Electric, 6.00% due 7/1/2016 (Number 3; Insured: AMBAC)	AA/Aaa	2,415,000	2,644,328
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	AA/Aaa	5,470,000	6,252,483
Energy Northwest Washington Electric, 5.00% due 7/1/2018 (Insured: Natl-Re)	AA/Aaa	8,000,000	9,079,920
King & Snohomish Counties School District GO, 5.60% due 12/1/2010 (Insured: Natl-Re/FGIC)	AA-/Aa2	3,160,000	3,258,940
King County Sewer, 5.50% due 1/1/2016 (Insured: AGM)	AAA/Aa3	7,205,000	7,733,271
[a] Lewis County Public Utility District, 5.00% due 10/1/2011 (Cowlitz Falls Hydroelectric; Insured: XLCA)	AA/Aaa	2,000,000	2,126,300
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	5,648,350
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: AGM)	AAA/Aa3	5,015,000	5,548,446
Washington State Convention and Trade Center, 5.00% due 7/1/2011 (Insured: Natl-Re)	AA/Aa2	4,395,000	4,408,844

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington State GO, 0% due 1/1/2018 (Insured: Natl-Re/FGIC)	AA+/Aa1	$4,000,000	$3,059,200
Washington State GO, 0% due 1/1/2019 (Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	2,174,850
Washington State HFA, 6.75% due 12/1/2011 (Group Health Co-op of Puget Sound; Insured: Natl-Re)	NR/Baa1	1,390,000	1,396,394
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Insured: AGM)	AAA/Aa3	1,000,000	1,068,810
Washington State HFA, 5.00% due 8/15/2013 (Multicare Health Systems)	A+/A1	1,250,000	1,359,637
Washington State HFA, 5.00% due 8/15/2014 (Multicare Health Systems)	A+/A1	1,500,000	1,639,590
Washington State HFA, 5.00% due 8/15/2015 (Multicare Health Systems)	A+/A1	2,000,000	2,183,860
Washington State HFA, 5.00% due 8/15/2016 (Multicare Health Systems)	A+/A1	2,075,000	2,239,755
Washington State HFA, 5.375% due 12/1/2016 (Group Health Co-op of Puget Sound; Insured: AMBAC)	BBB+/NR	2,000,000	2,040,100
Washington State HFA, 5.00% due 8/15/2017 (Multicare Health Systems)	A+/A1	1,000,000	1,059,980
Washington State HFA, 5.25% due 8/1/2018 (Highline Medical Center; Insured: AGM 242)	A+/NR	8,095,000	8,769,880
Washington State HFA, 5.00% due 8/15/2018 (Multicare Health Systems)	A+/A1	2,000,000	2,087,460
[b] Washington State HFA, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	BBB+/NR	1,050,000	1,071,357
[b] Washington State HFA, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	BBB+/NR	1,000,000	989,540
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: AGM)	AAA/Aaa	1,300,000	1,424,488
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: Natl-Re-IBC)	AA/Aaa	1,760,000	1,663,112
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: Natl-Re-IBC)	AA/Aaa	3,000,000	2,635,320
Yakima County School District, 5.00% due 12/1/2012 (Insured: Natl-Re)	NR/Aa1	1,270,000	1,397,140
WEST VIRGINIA — 0.29%
Kanawha, Mercer, Nicholas Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	1,870,534
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	BBB+/NR	4,750,000	4,823,578
West Virginia EDA PCR, 4.85% due 5/1/2019 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,052,600
West Virginia EDA PCR, 4.85% due 5/1/2019 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,052,600
WISCONSIN — 0.45%
Hudson School District GO, 4.625% due 10/1/2014 (Insured: AGM)	AAA/Aa2	1,885,000	1,981,041
Wisconsin Clean Water Revenue, 5.00% due 6/1/2017	AA+/Aa1	2,455,000	2,582,144
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care Inc.)	NR/A3	4,500,000	4,755,645
Wisconsin Petroleum, 5.00% due 7/1/2015	AA/Aa3	4,000,000	4,518,400
WYOMING — 0.02%
West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/NR	550,000	551,122

TOTAL INVESTMENTS — 100.56% (Cost $3,003,707,453)			$3,074,731,064
LIABILITIES NET OF OTHER ASSETS — (0.56)%			(16,994,006)

NET ASSETS — 100.00%			$3,057,737,058

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
UPMC	University of Pittsburgh Medical Center
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

34    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $3,003,707,453) (Note 2)	$3,074,731,064
Cash	211,544
Receivable for investments sold	30,070,224
Receivable for fund shares sold	23,051,308
Interest receivable	32,479,311
Prepaid expenses and other assets	140,745

Total Assets	3,160,684,196

LIABILITIES
Payable for securities purchased	90,892,018
Payable for fund shares redeemed	8,967,150
Payable to investment advisor and other affiliates (Note 3)	1,464,325
Accounts payable and accrued expenses	99,656
Dividends payable	1,523,989

Total Liabilities	102,947,138

NET ASSETS	$3,057,737,058

NET ASSETS CONSIST OF:
Undistributed net investment income	$40,807
Net unrealized appreciation on investments	71,023,611
Accumulated net realized gain (loss)	(4,067,123)
Net capital paid in on shares of beneficial interest	2,990,739,763

$3,057,737,058

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,366,312,969 applicable to 98,194,032 shares of beneficial interest outstanding - Note 4)	$13.91
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.12

Class C Shares:
Net asset value and offering price per share * ($349,320,786 applicable to 25,058,979 shares of beneficial interest outstanding - Note 4)	$13.94

Class I Shares:
Net asset value, offering and redemption price per share ($1,342,103,303 applicable to 96,440,373 shares of beneficial interest outstanding - Note 4)	$13.92

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    35

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $8,351,167)	$45,820,326

EXPENSES:
Investment advisory fees (Note 3)	4,234,005
Administration fees (Note 3)
Class A Shares	741,916
Class C Shares	167,397
Class I Shares	272,446
Distribution and service fees (Note 3)
Class A Shares	1,483,832
Class C Shares	1,365,300
Transfer agent fees
Class A Shares	182,885
Class C Shares	48,342
Class I Shares	132,837
Registration and filing fees
Class A Shares	65,302
Class C Shares	26,477
Class I Shares	52,194
Custodian fees (Note 3)	162,495
Professional fees	39,678
Accounting fees	41,744
Trustee fees	30,620
Other expenses	115,196

Total Expenses	9,162,666
Less:
Distribution fees waived (Note 3)	(682,650)

Net Expenses	8,480,016

Net Investment Income	37,340,310

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	818,524
Net change in unrealized appreciation (depreciation) of investments	(14,747,595)

Net Realized and Unrealized Loss	(13,929,071)

Net Increase in Net Assets Resulting From Operations	$23,411,239

See notes to financial statements.

36    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$37,340,310	$54,062,992
Net realized gain (loss) on investments	818,524	424,567
Increase (decrease) in unrealized appreciation (depreciation) of investments	(14,747,595)	94,999,972

Net Increase (Decrease) in Net Assets Resulting from Operations	23,411,239	149,487,531

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(16,774,771)	(27,978,683)
Class C Shares	(3,403,574)	(4,327,521)
Class I Shares	(17,161,965)	(21,756,788)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	332,165,166	286,098,982
Class C Shares	143,856,238	98,146,852
Class I Shares	482,237,161	391,133,787

Net Increase in Net Assets	944,329,494	870,804,160

NET ASSETS:
Beginning of Period	2,113,407,564	1,242,603,404

End of Period	$3,057,737,058	$2,113,407,564

Undistributed net investment income	$40,807	$40,807

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$3,074,731,064	$—	$3,074,731,064	$—

Total Investments in Securities	$3,074,731,064	$—	$3,074,731,064	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $17,518 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $21,565 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $682,650 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	30,726,538	$427,990,981	30,849,769	$417,998,677
Shares issued to shareholders in reinvestment of dividends	850,599	11,840,315	1,454,357	19,643,817
Shares repurchased	(7,729,056)	(107,666,130)	(11,307,850)	(151,543,512)

Net Increase (Decrease)	23,848,081	$332,165,166	20,996,276	$286,098,982

Class C Shares
Shares sold	11,392,059	$159,090,061	8,903,827	$120,924,995
Shares issued to shareholders in reinvestment of dividends	160,279	2,235,970	206,648	2,800,254
Shares repurchased	(1,251,767)	(17,469,793)	(1,900,973)	(25,578,397)

Net Increase (Decrease)	10,300,571	$143,856,238	7,209,502	$98,146,852

40    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	47,035,151	$655,688,642	43,056,660	$582,984,830
Shares issued to shareholders in reinvestment of dividends	1,024,813	14,270,202	1,340,862	18,142,630
Shares repurchased	(13,468,569)	(187,721,683)	(15,632,398)	(209,993,673)

Net Increase (Decrease)	34,591,395	$482,237,161	28,765,124	$391,133,787

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,088,957,398 and $214,574,976, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,003,707,453

Gross unrealized appreciation on a tax basis	$77,578,006
Gross unrealized depreciation on a tax basis	(6,554,395)

Net unrealized appreciation (depreciation) on investments (tax basis)	$71,023,611

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2014	$1,882,060
2015	2,811,143
2016	192,444

$4,885,647

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    41

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$14.00	0.20	(0.09)	0.11	(0.20)	—	(0.20)	$13.91	2.83	(d)	0.78	(d)	0.78	(d)	0.78	(d)	0.77	9.24	$1,366,313
2009(c)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50		0.86		0.86		0.86		9.67	12.18	$1,040,628
2008(c)	$13.49	0.48	(0.27)	0.21	(0.48)	—	(0.48)	$13.22	3.54		0.89		0.88		0.89		1.54	17.78	$705,238
2007(c)	$13.53	0.46	(0.04)	0.42	(0.46)	—	(0.46)	$13.49	3.43		0.90		0.90		0.90		3.18	21.35	$696,717
2006(c)	$13.59	0.44	(0.06)	0.38	(0.44)	—	(0.44)	$13.53	3.28		0.91		0.90		0.91		2.87	23.02	$833,189
2005(c)	$13.83	0.40	(0.24)	0.16	(0.40)	—	(0.40)	$13.59	2.91		0.90		0.90		0.90		1.16	27.80	$967,650
Class C Shares
2010(b)	$14.02	0.17	(0.07)	0.10	(0.18)	—	(0.18)	$13.94	2.54	(d)	1.05	(d)	1.05	(d)	1.56	(d)	0.71	9.24	$349,321
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21		1.13		1.13		1.63		9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$13.24	3.26		1.17		1.16		1.67		1.26	17.78	$99,972
2007	$13.55	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$13.51	3.15		1.19		1.18		1.68		2.90	21.35	$86,564
2006	$13.62	0.41	(0.07)	0.34	(0.41)	—	(0.41)	$13.55	3.00		1.18		1.18		1.68		2.52	23.02	$105,436
2005	$13.86	0.36	(0.24)	0.12	(0.36)	—	(0.36)	$13.62	2.63		1.18		1.18		1.68		0.89	27.80	$140,606
Class I Shares
2010(b)	$14.00	0.22	(0.08)	0.14	(0.22)	—	(0.22)	$13.92	3.15	(d)	0.45	(d)	0.45	(d)	0.45	(d)	1.01	9.24	$1,342,103
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81		0.53		0.53		0.53		10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	—	(0.52)	$13.22	3.88		0.55		0.55		0.55		1.88	17.78	$437,393
2007	$13.53	0.51	(0.04)	0.47	(0.51)	—	(0.51)	$13.49	3.78		0.57		0.57		0.57		3.53	21.35	$303,716
2006	$13.59	0.49	(0.06)	0.43	(0.49)	—	(0.49)	$13.53	3.62		0.57		0.57		0.57		3.22	23.02	$285,878
2005	$13.83	0.44	(0.24)	0.20	(0.44)	—	(0.44)	$13.59	3.25		0.57		0.57		0.57		1.50	27.80	$290,369

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.

See notes to financial statements.

42 Certified Semi-Annual Report	Certified Semi-Annual Report 43

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,007.70	$3.91
Hypothetical*	$1,000.00	$1,021.04	$3.93
Class C Shares
Actual	$1,000.00	$1,007.10	$5.27
Hypothetical*	$1,000.00	$1,019.68	$5.31
Class I Shares
Actual	$1,000.00	$1,010.10	$2.24
Hypothetical*	$1,000.00	$1,022.70	$2.25

†	Expenses are equal to the annualized expense ratio for each class (A: 0.78%; C: 1.05%; I: 0.45%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    45

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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50    This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1072

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010

Includes All Share Classes

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Bank of America (BofA) Merrill Lynch 7-12 Year Municipal Bond Index – The BofA Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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Thornburg Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.98%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	10.26%	4.05%	3.88%	4.44%	5.21%
With sales charge	8.09%	3.36%	3.46%	4.23%	5.10%

30-DAY YIELDS, A SHARES

As of March 31, 2010

Annualized Distribution Yield	SEC Yield
3.50%	2.85%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2010

Number of Bonds	344
Duration	4.8 Yrs
Average Maturity	8.2 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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THORNBURG INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2010

We are often asked to compare Thornburg Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Intermediate Municipal Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Intermediate Municipal Fund has an aver-age maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax (may be subject to AMT). Income sourced from state of residency is generally exempt from state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg Intermediate Municipal Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2010
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares declined by 19 cents to $13.21 during the six months ended March 31, 2010. If you were with us for the entire period, you received dividends of 25.5 cents per share. If you reinvested your dividends, you received 25.7 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class- specific expenses.

After a couple of years of unprecedented volatility, the municipal bond market has regained its status as one of the least exciting U.S. capital markets. While we embrace the new reality – slow and steady is what we strive for – we do not entirely trust it. Like other U.S. markets, the municipal market is benefiting from U.S. Treasury and Federal Reserve Bank support. By setting the Fed Funds Rate effectively at 0%, the Federal Open Market Committee (FOMC) is basically pushing hundreds of billions of dollars into bonds and bond funds. Flows into bond funds were $357 billion last year and may reach that level again this year. While we do not expect the Federal Reserve (the Fed) to hike the Fed Funds Rate soon, it is a reasonable bet that the next move will not be down. A significantly higher Fed Funds Rate, if and when it materializes, would likely not be good for bond fund flows or bond prices.

The second major element of federal support has been the implementation of the Build America Bond (BAB) program. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy of 35% of their interest cost from the federal government. The program has been very popular, with almost $100 billion issued since the first deal was sold in April 2009. BAB issues currently account for over 30% of new issue municipal bond supply, crowding out much of the supply of traditional tax-exempt bonds. The reduced supply, coupled with heavy demand for bonds has provided significant support to municipal bond prices. The BAB program is scheduled to expire at the end of this year, but will probably be extended, most likely with a reduced subsidy. Depending upon the final form of the program, we may see the balance shift back to more traditional tax-exempt issuance in 2011, which could erode some support for bond prices.

Another part of the American Recovery and Reinvestment Act allocated approximately $280 billion to the states for various stimulus-related projects. The federal dollars helped the states close over $300 billion of budget gaps during the current recession, but most of that money will be spent by June 30, 2011. If tax revenues come back strongly over the next 12-24 months, the disappearing stimulus money may not be missed. However, if tax revenues are slow to bounce back, budget balancing will remain a perilous task.

Working in the opposite direction, higher tax rates should bolster demand for tax-exempt municipals, as Bush tax cuts expire and the highest marginal tax rates climb back up to 39.6% from 35%.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

On top of this, the recently signed health insurance reform law applies Medicare taxes to virtually all investment income except interest from tax-exempt municipal bonds. We believe that the status of municipal bonds as perhaps the last true legal tax shelter available to investors is not fully priced into the market.

The U.S. economy apparently hit bottom last summer and has been growing the last three quarters. However, payroll employment growth just showed up last month, and so many jobs were lost in the last two years that it will take several years of robust growth just to get back down to six percent unemployment. Most banks are still very reluctant to increase lending, and core consumer price inflation has slowed to a level not seen since 1960. So, despite the large amount of additional debt (particularly from the U.S. Treasury) coming into the marketplace, we don’t expect a dramatic rise in interest rates this year.

After three quarters of positive GDP growth, state tax revenues are still falling. The fourth quarter of 2009 marks the fifth consecutive quarter of declining state tax revenues. The rate of decline has moderated to 4.2% from a peak of 16.5% in the second quarter, but state tax revenues are still down over eight percent from levels two years ago. Prior to the current downturn, state tax revenues grew 5 to 5.5% on average for two decades, allowing budgets and entitlements to expand at an unsustainable pace. Most states are going through a very difficult adjustment process and dealing with shrinking tax revenues in very different ways. In general, we have favored states that set aside large reserve balances when times were better, and cut budgets and/or found new ongoing revenue streams when tax revenues declined. A few states have primarily added to debt loads, borrowed from future revenues, delayed payments and pension contributions, or used other accounting gimmicks to balance their budgets. These states seem to be making the assumption that tax revenues will bounce back strongly. There has been some recent improvement in revenues from some states in the early months of 2010, but it is still too early to count on. We will have to watch the numbers carefully to determine if the more aggressive states get bailed out by rapid revenue growth or end up confronting even worse challenges ahead.

Tax revenues have held up much better at the local level, not yet going negative and growing 4.6% in the fourth quarter of 2009. Most local governments rely heavily on property taxes, which have traditionally been quite stable, and have proven to be so even in the worst real estate downturn in decades. Real estate taxes take a while to adjust and there are some areas of the country that are starting to see significantly lower tax revenues as properties make their way through the appeal process. We are watching these trends as they develop. Revenue bonds such as municipal utility bonds, hospital bonds, and toll roads have generally held up quite well in the current recession, and we continue to find issuers we like in these sectors. Hospitals, in particular, appear to be one of the few clear winners coming out of the recent health care reform law.

Despite much improved market liquidity, strong demand for bonds, and general economic optimism, it is a clearly a time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 75% invested in bonds rated A or above by at least one of the major rating agencies. Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 340 municipal obligations from 44 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the next page describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

8    Certified Semi-Annual Report

The Class A shares of your Fund produced a total return of 0.50% (at NAV) over the six-month period ended March 31, 2010, compared to a negative 0.13% return for the BofA Merrill Lynch 7-12 Year Municipal Bond Index. Over the last six months, 1-5 year bonds outperformed longer term bonds, and revenue bonds generally outperformed general obligation bonds. The Fund’s overweight of revenue bonds and short term bonds relative to the index contributed to its outperformance.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments.

Thank you for investing in Thornburg Intermediate Municipal Fund.

As of 3/31/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.33%
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A+/A1	$2,000,000	$2,039,020
ALASKA — 0.50%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	A+/A1	2,470,000	2,632,427
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	AA/NR	365,000	391,087
ARIZONA — 2.41%
Arizona Health Facilities Authority, 5.00% due 1/1/2011 (Banner Health System)	A+/NR	1,000,000	1,032,100
Arizona Health Facilities Authority, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A2	1,450,000	1,525,473
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,640,000	4,925,963
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,107,750
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	NR/Baa3	2,615,000	2,539,217
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A/A3	2,000,000	1,972,400
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A/A3	500,000	476,520
Tucson GO, 9.75% due 7/1/2012 (ETM)	AA-/NR	400,000	477,548
Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	633,235
CALIFORNIA — 11.02%
California Department of Water Resources, 0.32% due 5/1/2022 put 4/8/2010 (Insured: AGM) (weekly demand notes)	AAA/Aa3	1,150,000	1,150,000
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	3,114,540
California GO, 0.29% due 5/1/2034 put 4/8/2010 (Various Kindergarten; LOC: Citibank/ California State Teachers Retirement) (weekly demand notes)	A+/Aaa	5,200,000	5,200,000
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A/A2	1,120,000	1,163,960
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	AA-/Aa3	7,000,000	2,211,300
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric) (AMT)	A/A3	2,740,000	2,824,611
California State Economic Recovery GO, 5.00% due 7/1/2016	A+/A1	3,400,000	3,520,258
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: FGIC)	AA-/Aa2	2,000,000	2,213,180
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: CA Mtg Insurance)	A-/NR	1,050,000	1,086,530
[a] California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	7,044,225
Carson Redevelopment Agency Tax Allocation, 6.25% due 10/1/2022 (Project Area 1)	A-/NR	1,620,000	1,715,612
Carson Redevelopment Agency Tax Allocation, 6.375% due 10/1/2024 (Project Area 1)	A-/NR	1,300,000	1,373,060
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	NR/NR	1,000,000	1,155,330
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: Natl-Re)	A/Baa1	2,140,000	1,328,812
Lee Lake Water District Community Facilities, 5.75% due 9/1/2023	NR/NR	3,000,000	2,599,290

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles Department of Water & Power, 0.27% due 7/1/2034 put 4/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa3	$2,500,000	$2,500,000
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AAA/Aa3	1,120,000	1,165,494
M-S-R Energy Authority, 6.125% due 11/1/2029	A/NR	2,500,000	2,582,325
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	A-/NR	1,500,000	1,538,520
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AAA/NR	1,095,000	585,924
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AAA/NR	1,100,000	514,602
Monterey County COP, 5.25% due 8/1/2021 (Refinancing Project; Insured: AGM)	AAA/Aa3	3,700,000	4,016,313
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	887,160
San Diego County Regional Transportation, 0.32% due 4/1/2038 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa2	4,900,000	4,900,000
San Francisco City & County Airports, 6.50% due 5/1/2019 put 5/1/2010 (International Airport)	A/A1	2,000,000	2,009,600
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	AA/Aa2	3,000,000	1,963,950
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A2	1,000,000	1,073,100
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A1	3,000,000	3,248,010
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: FGIC)	A+/A2	1,535,000	586,861
Washington USD COP, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	A/NR	2,010,000	1,988,734
COLORADO — 4.28%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	A/NR	1,000,000	1,085,320
Adams County Communication Center COP, 5.75% due 12/1/2016	NR/Baa1	1,265,000	1,291,982
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,375,000	1,409,581
Colorado HFA, 5.75% due 1/15/2022 (Vail Valley Medical Center)	BBB+/NR	1,380,000	1,388,239
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: FGIC) (AMT)	A+/A1	5,000,000	5,288,900
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aa3	2,555,000	2,520,150
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa3	500,000	595,430
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,215,000	1,559,338
Murphy Creek Metropolitan District GO, 6.00% due 12/1/2026	NR/NR	2,000,000	1,107,220
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,242,810
Northwest Parkway Public Highway Authority, 0% due 6/15/2014 (Insured: AGM) (ETM)	AAA/Aa3	1,005,000	1,067,702
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AAA/NR	1,120,000	1,239,123
Plaza Metropolitan District Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,520,700
Public Authority for Colorado Energy Gas Revenue, 6.125% due 11/15/2023	A/A2	2,000,000	2,148,640
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AAA/NR	1,370,000	1,686,415
CONNECTICUT — 0.21%
Connecticut Health & Educational Facility Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	1,350,000	1,295,285
DISTRICT OF COLUMBIA — 2.51%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	AA/Aa2	1,000,000	1,112,570
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	A/A2	2,000,000	2,182,880
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	A/A2	3,900,000	4,063,722
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A+/A1	3,000,000	3,489,870
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	4,890,000	2,285,293
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	5,000,000	2,176,800

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
FLORIDA — 9.43%
Broward County Housing Finance Authority MFR, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	$160,000	$161,192
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: AGM)	AAA/Aa3	1,000,000	1,046,870
Collier County Housing Finance Authority MFR, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	NR/Aaa	1,000,000	1,050,230
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: Natl-Re)	A/Baa1	740,000	748,614
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: Natl-Re)	A/Baa1	305,000	306,171
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,665,000	2,701,724
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AAA/Aa3	2,560,000	2,650,240
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	AAA/Aa1	720,000	807,718
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	AAA/Aa1	1,460,000	1,485,944
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: Natl-Re)	NR/Aaa	415,000	433,853
Florida Housing Finance Corp. Homeowner Mtg, 4.80% due 1/1/2016	AA+/Aa1	225,000	230,333
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A/Baa1	2,235,000	2,305,470
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,205,995
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,357,422
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	AA-/A1	1,000,000	1,061,080
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/A1	875,000	900,900
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/A1	1,100,000	1,132,560
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB/Baa1	1,000,000	1,062,880
Hillsborough County Special Assessment, 5.00% due 3/1/2017 (Insured: FGIC)	A+/A3	1,000,000	1,042,660
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/Baa1	3,000,000	2,851,950
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	NR/NR	1,000,000	1,058,250
Lee County Solid Waste System, 5.625% due 10/1/2013 (Insured: Natl-Re)	NR/A3	2,400,000	2,505,504
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa3	1,000,000	1,081,720
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	985,390
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa3	2,130,000	2,420,809
[b]Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A3	3,035,000	3,088,719
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AAA/Aa3	2,600,000	2,786,680
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	A+/A2	1,000,000	1,086,040
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	488,954
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/NR	1,000,000	1,003,370
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	1,515,000	1,686,801
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	NR/A1	1,000,000	1,046,610
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA-/Aa3	1,500,000	1,533,315
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	4,764,389
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: FGIC)	AA+/Aa3	2,750,000	3,192,420
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	A/Aa3	1,050,000	1,161,982
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	A/NR	1,135,000	1,153,807
GEORGIA — 1.14%
Atlanta Water and Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/Baa1	530,000	569,220
Atlanta Water and Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AAA/Aa3	5,000,000	5,369,450
Atlanta Airport Revenue, 6.00% due 1/1/2018 (Insured: FGIC) (AMT)	A+/A1	1,000,000	1,010,910

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
HAWAII — 0.28%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	A/Baa1	$1,645,000	$1,704,746
IDAHO — 0.83%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	NR/Aa2	2,000,000	2,007,320
Madison County Hospital Revenue, 5.25% due 9/1/2030	BBB-/NR	1,000,000	902,540
Madison County Hospital Revenue, 5.25% due 9/1/2037	BBB-/NR	2,500,000	2,165,100
ILLINOIS — 7.69%
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,217,526
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC) (AMT)	A-/A2	3,050,000	3,159,282
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,544,790
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,340,000	1,026,038
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,273,301
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,196,400
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: Natl-Re)	AA/Baa1	2,860,000	2,944,141
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A/A3	1,000,000	1,055,150
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	NR/Baa1	1,000,000	1,014,990
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A/A3	1,000,000	1,031,360
Illinois Finance Authority, 5.00% due 11/1/2016 (Cent Dupage Health)	AA/NR	2,000,000	2,163,980
Illinois Finance Authority, 5.00% due 11/1/2017 (Cent Dupage Health)	AA/NR	2,000,000	2,154,040
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,037,200
[b] Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,000,000	5,494,550
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/NR	1,220,000	1,039,830
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: Natl-Re)	A/Baa1	1,370,000	1,437,623
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re) (ETM)	A/NR	230,000	255,847
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re)	A/Baa1	1,080,000	1,166,098
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	NR/Aaa	805,000	829,070
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: AGM)	AAA/Aa3	1,015,000	1,051,926
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,300,000	2,212,393
Sherman Mtg, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	AAA/NR	1,170,000	1,196,255
Sherman Mtg, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	AAA/NR	1,600,000	1,634,208
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	A/A3	1,425,000	1,255,810
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: AGM)	AAA/NR	2,975,000	1,438,561
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: FGIC)	NR/A3	1,205,000	1,782,484
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	A/Aa3	1,590,000	1,448,426
Will County Community School District GO, 0% due 11/1/2011 (Insured: AGM)	AAA/Aa3	2,965,000	2,897,042
INDIANA — 5.05%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	906,420
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,362,561
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa3	2,495,000	2,696,396
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A3	1,560,000	1,644,334
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	A+/NR	1,000,000	1,064,220
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa2	1,730,000	1,411,144
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa2	2,000,000	1,208,840
Clay Multi School Building Corp., 4.00% due 7/15/2013 (First Mortgage)	AA+/NR	1,290,000	1,368,316
Clay Multi School Building Corp., 5.00% due 1/15/2018 (First Mortgage)	AA+/NR	1,735,000	1,919,101
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa3	2,290,000	2,440,842

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: Natl-Re; State Aid Withholding)	A/Baa1	$1,020,000	$1,007,209
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	AA/NR	2,000,000	2,183,540
Indiana Bond Bank Gas Program Revenue, 5.25% due 10/15/2020	NR/Aa3	5,000,000	5,062,900
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	AAA/A3	575,000	587,725
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,081,670
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,055,640
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	A/NR	1,000,000	1,018,950
Vincennes University, 5.375% due 6/1/2022 (Student Fee)	NR/A1	895,000	981,708
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2017 (Insured: FGIC; State Aid Withholding)	AA+/NR	1,685,000	1,811,577
IOWA — 1.31%
Coralville COP, 5.25% due 6/1/2022	NR/A3	2,980,000	3,033,133
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: AGM)	AAA/Aa3	635,000	671,944
Iowa Finance Authority, 6.00% due 7/1/2013 (Genesis Medical Center)	NR/A1	1,000,000	1,007,710
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	AA/Aa2	1,250,000	1,284,088
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	AA/Aa2	2,000,000	2,026,700
KANSAS — 0.19%
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: FGIC)	NR/A3	1,030,000	1,152,251
KENTUCKY — 0.94%
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	2,665,000	2,868,100
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	3,000,000	1,268,040
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AAA/Aa3	1,500,000	1,632,195
LOUISIANA — 2.77%
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	A/NR	1,000,000	1,072,100
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	BBB-/Baa3	1,500,000	1,477,620
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,121,050
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AAA/Aa3	1,000,000	1,031,370
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AAA/Aa3	2,000,000	2,169,220
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,213,051
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,318,329
Plaquemines Parish Law Enforcement District GO, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,456,430
Plaquemines Parish Law Enforcement District GO, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,607,001
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,382,953
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	1,000,000	1,055,940
MASSACHUSETTS — 0.68%
Massachusetts Health & Educational Facilities Authority, 0.27% due 8/15/2034 put 4/1/2010 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa2	2,400,000	2,400,000
Massachusetts Health & Educational Facilities Authority, 0.30% due 12/1/2037 put 4/1/2010 (Museum of Fine Arts; SPA: Bank of America N.A.) (daily demand notes)	AA/Aa2	700,000	700,000
Massachusetts Health & Educational Facilities Authority, 0.28% due 8/15/2040 put 4/1/2010 (Tufts University; SPA: JPMorgan Chase Bank) (daily demand notes)	AA-/Aa2	125,000	125,000
Massachusetts Housing Finance Agency, 5.05% due 6/1/2010 (Insured: Natl-Re) (AMT)	A/Baa1	290,000	291,105
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: Natl-Re) (AMT)	NR/Baa1	610,000	611,501

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MICHIGAN — 4.29%
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: AGM)	AAA/Aa3	$1,000,000	$1,084,800
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	AAA/Aaa	650,000	760,513
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,500,000	1,560,315
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl-Re)	AA/A2	490,000	533,042
Michigan Higher Education Student Loan Authority, 3.95% due 3/1/2011 (AMT)	AA/A1	750,000	733,163
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	941,335
Michigan Public Educational Facilities Authority, 8.50% due 9/1/2029 (Bradford Academy)	BBB-/NR	1,500,000	1,664,970
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AAA/Aa3	2,450,000	2,602,194
Michigan State Building Authority, 0% due 10/15/2025 (Insured: FGIC)	A+/A1	6,000,000	2,502,300
Michigan State Hospital Finance Authority, 5.10% due 6/1/2013 (McLaren Health Care)	NR/Aa3	1,000,000	1,003,830
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A+/A1	2,140,000	2,111,495
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	3,000,000	2,857,620
Michigan State Housing Development Authority, 5.05% due 10/1/2015 (Insured: Natl-Re)	AA/Baa1	1,400,000	1,407,868
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AAA/Aa3	1,000,000	1,070,520
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,127,040
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,500,000	2,938,525
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 LP; Transcon Builders, Inc.)	NR/NR	270,000	268,380
MINNESOTA — 1.08%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	BBB/Baa1	1,000,000	1,029,000
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Healthcare; Insured: AGM)	AAA/NR	2,500,000	2,658,400
St. Cloud Health Care Revenue, 5.00% due 5/1/2014 (Centracare Health System)	NR/A2	835,000	910,117
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	NR/Baa1	1,965,000	1,972,506
MISSISSIPPI — 1.83%
Medical Center Educational Building Corp., 3.00% due 6/1/2011 (Univerisity of Mississippi Medical Center)	AA-/Aa3	1,750,000	1,788,098
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa3	1,240,000	1,326,527
Mississippi Business Finance Corp., 0.34% due 12/1/2030 put 4/1/2010 (Chevron USA Inc; Guaranty Agreement: Chevron Corp.) (daily demand notes)	AA/Aa1	700,000	700,000
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	1,878,788
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: AGM)	AAA/Aa3	2,500,000	2,559,325
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: Syncora)	NR/Baa2	1,920,000	1,938,509
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: Syncora)	NR/Baa2	1,000,000	991,480
MISSOURI — 0.94%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	620,000	622,443
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A/NR	1,000,000	1,038,250
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A/NR	2,000,000	2,048,620
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A/NR	2,000,000	2,058,820

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEBRASKA — 0.33%
Adams County Hospital Authority, 5.00% due 12/15/2023 (Mary Lanning Memorial Hospital; Insured: Radian)	A-/NR	$2,000,000	$1,997,880
NEVADA — 0.59%
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank N.A.)	NR/NR	1,000,000	1,005,200
Washoe County GO, 0% due 7/1/2011 (Reno Sparks Convention Center; Insured: AGM)	AAA/Aa2	2,600,000	2,571,608
NEW HAMPSHIRE — 1.65%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Ba2	4,990,000	3,162,712
New Hampshire Business Finance Authority, 7.125% due 7/1/2027 put 2/1/2012 (United Illuminating Co.) (AMT)	NR/Baa2	1,000,000	1,059,500
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,000,000
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	BBB/Baa1	1,000,000	1,015,550
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/A3	3,500,000	3,805,900
NEW JERSEY — 0.92%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	140,000	140,626
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	AA-/A1	2,000,000	2,213,080
New Jersey EDA, 0.30% due 9/1/2031 put 4/1/2010 (LOC: Bank of Nova Scotia/Lloyds TSB Bank plc) (daily demand notes)	A+/Aa3	3,240,000	3,240,000
NEW MEXICO — 0.23%
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,510,000	1,402,986
NEW YORK — 3.89%
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/A1	3,000,000	3,331,200
New York City GO, 0.35% due 8/1/2028 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa3	5,200,000	5,200,000
New York City GO, 0.35% due 4/1/2035 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa3	3,050,000	3,050,000
New York City Municipal Water Finance Authority, 0.31% due 6/15/2032 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AA+/Aa3	2,000,000	2,000,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	488,775
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	NR/Aa1	850,000	929,704
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/A1	500,000	550,455
New York State Dormitory Authority, 0.29% due 7/1/2037 put 4/1/2010 (Cornell University; SPA: Bank of America N.A.) (daily demand notes)	AA/Aa1	6,400,000	6,400,000
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,788,587
NORTH CAROLINA — 0.11%
North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026 (AMT)	AA/Aa2	675,000	685,476
NORTH DAKOTA — 0.16%
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	BBB+/NR	1,000,000	948,660
OHIO — 2.96%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,425,000	1,410,636
Deerfield Township Tax Increment, 5.00% due 12/1/2025	NR/A3	1,000,000	989,230

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	NR/Aa1	$215,000	$215,987
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: AGM)	NR/Aa3	1,500,000	1,675,620
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	AA-/A1	1,435,000	1,490,032
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	AAA/NR	135,000	92,883
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (First Energy Generation)	BBB-/Baa2	3,000,000	3,140,490
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 put 5/1/2012 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB-/A3	1,500,000	1,564,935
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/A3	3,000,000	3,192,060
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,305,648
Ohio State Higher Educational Facility Commission, 0.28% due 1/1/2043 put 4/1/2010 (Cleveland Clinic) (daily demand notes)	AA-/Aa2	3,000,000	3,000,000
OKLAHOMA — 1.56%
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	NR/NR	1,125,000	1,100,486
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,362,354
Oklahoma State DFA, 5.40% due 6/1/2013 pre-refunded 12/1/2010 (Oklahoma Hospital Association; Insured: AMBAC)	NR/Aa3	825,000	861,003
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	3,929,219
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AAA/Aa3	1,000,000	1,111,030
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	AA/Aa2	1,130,000	1,146,634
OREGON — 0.06%
Oregon State Housing & Community Services Department SFMR, 5.35% due 7/1/2018 (AMT)	NR/Aa2	375,000	382,526
PENNSYLVANIA — 2.23%
Allegheny County Hospital Development, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,669,700
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners) (AMT)	BBB-/NR	2,405,000	2,403,990
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	789,579
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	NR/Aa3	795,000	688,947
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	NR/Aa3	800,000	651,424
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	955,272
[a] Philadelphia School District GO, 5.00% due 9/1/2018 (State Aid Withholding)	A+/Aa3	5,000,000	5,446,250
RHODE ISLAND — 0.55%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/NR	1,065,000	1,107,962
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Roger Williams Realty; Insured: FHA)	BB/NR	830,000	849,480
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	AA+/NR	1,325,000	1,406,885
SOUTH CAROLINA — 3.42%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A-/A3	2,000,000	2,114,360
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	AA-/A1	1,855,000	1,967,858
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: AGM)	AAA/Aa3	2,400,000	2,481,648

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	NR/A1	$1,000,000	$1,060,780
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	NR/A1	1,700,000	1,803,156
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AAA/Aa3	1,000,000	1,096,990
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AAA/Aa3	2,740,000	2,915,086
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AAA/Aa3	1,000,000	1,050,600
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	2,240,000	2,354,173
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	1,000,000	1,036,430
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: AGM)	AAA/Aa3	2,855,000	3,008,970
SOUTH DAKOTA — 0.28%
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	AA-/A1	1,700,000	1,716,694
TENNESSEE — 1.87%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	AAA/NR	1,895,000	1,977,603
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	A/Baa1	2,500,000	2,455,025
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	BB+/Ba3	7,000,000	6,999,650
TEXAS — 13.51%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA+/Aa3	2,180,000	2,401,226
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,391,563
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	2,000,000	1,757,360
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: Natl-Re)	NR/Baa1	600,000	560,610
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing-Waterford)	NR/Ba1	2,000,000	1,847,480
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	1,035,000	888,755
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A/A3	1,300,000	1,369,615
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A/A3	2,300,000	2,412,654
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,800,000	2,743,860
Bryan Electric Systems, 2.00% due 7/1/2011	A+/A1	1,500,000	1,520,850
Bryan Electric Systems, 3.00% due 7/1/2012	A+/A1	1,850,000	1,917,618
Bryan Electric Systems, 3.00% due 7/1/2013	A+/A1	1,000,000	1,042,370
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: Natl-Re)	AA/A1	1,000,000	1,092,160
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/Baa3	3,000,000	3,006,510
Dallas Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	1,000,000	1,114,930
Denton GO, 2.00% due 2/15/2011	AA/Aa3	2,080,000	2,106,208
Denton GO, 3.00% due 2/15/2013	AA/Aa3	2,710,000	2,824,850
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,985,000	2,323,225
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	AAA/Aaa	15,000	11,523
Ennis ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/Aaa	1,625,000	1,470,463
Ennis ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	NR/Aaa	835,000	754,164
Ennis ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	NR/Aaa	845,000	716,256
Ennis ISD GO, 0% due 8/15/2014 (Guaranty: PSF)	NR/Aaa	855,000	679,494
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	BBB/NR	1,320,000	1,353,251
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A1	2,075,000	2,249,985
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	AAA/Aaa	4,000,000	3,555,280
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	515,013

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	$525,000	$520,616
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,062,940
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A+/A2	2,040,000	2,144,142
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	1,530,000	1,527,185
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	A-/Baa1	735,000	753,853
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	A-/Baa1	500,000	511,880
Mission EDA, 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc.) (AMT)	BBB/NR	3,000,000	3,265,230
[b] Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public School)	BBB/NR	5,050,000	5,137,415
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	BBB/Baa2	3,000,000	3,150,870
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	BBB/Baa2	2,575,000	2,635,409
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	A+/A2	1,775,000	2,067,005
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/ Sunbelt)	NR/A1	3,500,000	3,668,560
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	AA/Aa1	2,450,000	3,101,675
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	3,000,000	2,734,320
Texas State Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	2,000,000	1,726,420
Travis County GO, 5.25% due 3/1/2021	AAA/Aaa	1,000,000	1,110,870
Uptown Development Authority, 5.25% due 9/1/2024 (Infrastructure Improvement)	BBB+/NR	500,000	486,675
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvement)	BBB+/NR	1,250,000	1,235,250
U.S. VIRGIN ISLANDS — 0.87%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	BBB/Baa3	5,000,000	5,335,700
UTAH — 0.40%
Salt Lake Valley Fire Services, 5.25% due 4/1/2020	NR/Aa3	1,250,000	1,382,200
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	NR/Aa3	1,000,000	1,075,440
Utah Housing Finance Authority SFMR, 5.85% due 7/1/2015 (Insured: FHA) (AMT)	NR/Aaa	5,000	5,006
VIRGINIA — 0.47%
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	BBB+/NR	1,000,000	1,052,980
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	A/NR	795,000	798,601
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,000,000	1,022,840
WASHINGTON — 3.46%
King County Housing Authority, 5.20% due 5/1/2028 (Birch Creek Apts.)	AAA/NR	2,400,000	2,495,904
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: Natl-Re)	NR/A3	1,900,000	2,110,767
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,735,000	1,762,396
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,945,000	1,973,883
Washington Health Care Facilities, 6.25% due 12/1/2021 (Group Health Co-op of Puget Sound; Insured: Natl-Re)	NR/Baa1	3,775,000	3,790,893
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AAA/Aa3	1,000,000	1,050,360
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	A+/NR	4,000,000	4,382,680
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/NR	500,000	505,960
Washington Housing Finance Commission, 6.10% due 1/1/2016 (Seattle Academy; Insured: ACA)	NR/NR	1,040,000	1,041,861
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/NR	1,000,000	1,003,710
Washington Public Power Supply, 0% due 7/1/2011	AA/Aaa	1,000,000	987,850

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WEST VIRGINIA — 0.26%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	$1,530,000	$1,575,686
WISCONSIN — 0.44%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/NR	1,000,000	1,002,330
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC; GO of Authority)	AA/Aa3	1,635,000	1,653,982

TOTAL INVESTMENTS — 99.93% (Cost $597,725,633)			$609,972,702
OTHER ASSETS LESS LIABILITIES — 0.07%			419,931

NET ASSETS — 100.00%			$610,392,633

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
MFR	Multi Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

20    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $597,725,633) (Note 2)	$609,972,702
Cash	201,305
Receivable for investments sold	2,876,295
Receivable for fund shares sold	5,260,172
Interest receivable	7,989,780
Prepaid expenses and other assets	33,245

Total Assets	626,333,499

LIABILITIES
Payable for securities purchased	12,761,285
Payable for fund shares redeemed	2,070,838
Payable to investment advisor and other affiliates (Note 3)	428,193
Accounts payable and accrued expenses	85,273
Dividends payable	595,277

Total Liabilities	15,940,866

NET ASSETS	$610,392,633

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(5,236)
Net unrealized appreciation on investments	12,247,069
Accumulated net realized gain (loss)	(5,769,098)
Net capital paid in on shares of beneficial interest	603,919,898

$610,392,633

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($368,360,373 applicable to 27,876,096 shares of beneficial interest outstanding - Note 4)	$13.21
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.48

Class C Shares:
Net asset value and offering price per share * ($100,983,515 applicable to 7,632,238 shares of beneficial interest outstanding - Note 4)	$13.23

Class I Shares:
Net asset value, offering and redemption price per share ($141,048,745 applicable to 10,687,578 shares of beneficial interest outstanding - Note 4)	$13.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    21

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $827,886)	$13,726,238

EXPENSES:
Investment advisory fees (Note 3)	1,404,488
Administration fees (Note 3)
Class A Shares	217,957
Class C Shares	55,912
Class I Shares	32,656
Distribution and service fees (Note 3)
Class A Shares	435,913
Class C Shares	451,370
Transfer agent fees
Class A Shares	64,556
Class C Shares	19,064
Class I Shares	36,625
Registration and filing fees
Class A Shares	26,077
Class C Shares	10,462
Class I Shares	9,630
Custodian fees (Note 3)	64,837
Professional fees	18,506
Accounting fees	12,720
Trustee fees	7,590
Other expenses	29,570

Total Expenses	2,897,933
Less:
Expenses reimbursed by investment advisor (Note 3)	(46,499)
Distribution fees waived (Note 3)	(180,548)

Net Expenses	2,670,886

Net Investment Income	11,055,352

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(492,001)
Net change in unrealized appreciation (depreciation) of investments	(7,327,994)

Net Realized and Unrealized Loss	(7,819,995)

Net Increase in Net Assets Resulting From Operations	$3,235,357

See notes to financial statements.

22    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$11,055,352	$21,828,387
Net realized gain (loss) on investments	(492,001)	(927,942)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(7,327,994)	37,279,718

Net Increase (Decrease) in Net Assets Resulting from Operations	3,235,357	58,180,163

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,730,275)	(12,998,383)
Class C Shares	(1,603,532)	(2,592,017)
Class I Shares	(2,721,545)	(6,237,987)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	36,175,304	2,986,741
Class C Shares	21,599,341	16,101,754
Class I Shares	17,121,185	(54,649,369)

Net Increase in Net Assets	67,075,835	790,902
NET ASSETS:
Beginning of Period	543,316,798	542,525,896

End of Period	$610,392,633	$543,316,798

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$609,972,702	$—	$609,972,702	$—

Total Investments in Securities	$609,972,702	$—	$609,972,702	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses and administrative fees of $1,974 for Class A shares, $43,341 for Class C shares, and $1,184 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $2,846 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,235 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $180,548 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,585,421	$60,748,396	5,285,883	$66,600,182
Shares issued to shareholders in reinvestment of dividends	320,065	4,229,302	648,398	8,176,580
Shares repurchased	(2,177,372)	(28,802,394)	(5,770,790)	(71,790,021)

Net Increase (Decrease)	2,728,114	$36,175,304	163,491	$2,986,741

Class C Shares
Shares sold	1,987,293	$26,360,525	2,555,789	$32,283,723
Shares issued to shareholders in reinvestment of dividends	79,122	1,046,917	132,970	1,681,843
Shares repurchased	(438,255)	(5,808,101)	(1,431,411)	(17,863,812)

Net Increase (Decrease)	1,628,160	$21,599,341	1,257,348	$16,101,754

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	2,092,375	$27,661,155	4,442,308	$55,720,365
Shares issued to shareholders in reinvestment of dividends	150,591	1,987,094	367,683	4,621,413
Shares repurchased	(947,180)	(12,527,064)	(9,222,969)	(114,991,147)

Net Increase (Decrease)	1,295,786	$17,121,185	(4,412,978)	$(54,649,369)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $101,886,909 and $28,825,426, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$597,725,633

Gross unrealized appreciation on a tax basis	$18,889,427
Gross unrealized depreciation on a tax basis	(6,642,358)

Net unrealized appreciation (depreciation) on investments (tax basis)	$12,247,069

At March 31, 2010, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2008 of $519,133. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2011	$11,597
2012	4,297,982
2013	39,577
2017	391,762

$4,740,918

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.40	0.25	(0.19)	0.06	(0.25)	—	(0.25)	$13.21	3.86	(d)	0.97	(d)	0.97	(d)	0.97	(d)	0.50	5.37	$368,360
2009(c)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26		0.98		0.98		0.98		12.12	15.15	$337,037
2008(c)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95		0.96		0.95		0.96		(1.33)	22.00	$311,435
2007(c)	$13.30	0.51	(0.15)	0.36	(0.51)	—	(0.51)	$13.15	3.84		0.99		0.98		0.99		2.74	22.55	$333,800
2006(c)	$13.33	0.49	(0.03)	0.46	(0.49)	—	(0.49)	$13.30	3.74		0.99		0.99		1.00		3.57	18.95	$366,702
2005(c)	$13.48	0.49	(0.15)	0.34	(0.49)	—	(0.49)	$13.33	3.66		0.99		0.99		1.01		2.57	20.06	$362,783
Class C Shares
2010(b)	$13.42	0.24	(0.19)	0.05	(0.24)	—	(0.24)	$13.23	3.59	(d)	1.24	(d)	1.24	(d)	1.74	(d)	0.36	5.37	$100,984
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99		1.24		1.24		1.76		11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67		1.25		1.24		1.75		(1.61)	22.00	$59,243
2007	$13.31	0.47	(0.15)	0.32	(0.47)	—	(0.47)	$13.16	3.59		1.24		1.24		1.78		2.48	22.55	$53,890
2006	$13.34	0.46	(0.03)	0.43	(0.46)	—	(0.46)	$13.31	3.49		1.24		1.24		1.78		3.31	18.95	$55,497
2005	$13.50	0.46	(0.16)	0.30	(0.46)	—	(0.46)	$13.34	3.41		1.25		1.24		1.80		2.24	20.06	$55,382
Class I Shares
2010(b)	$13.39	0.27	(0.19)	0.08	(0.27)	—	(0.27)	$13.20	4.17	(d)	0.66	(d)	0.66	(d)	0.66	(d)	0.65	5.37	$141,049
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59		0.66		0.66		0.68		12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28		0.64		0.63		0.64		(1.02)	22.00	$171,848
2007	$13.28	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$13.13	4.16		0.67		0.67		0.73		3.06	22.55	$125,890
2006	$13.31	0.54	(0.03)	0.51	(0.54)	—	(0.54)	$13.28	4.07		0.67		0.67		0.75		3.90	18.95	$89,589
2005	$13.46	0.53	(0.15)	0.38	(0.53)	—	(0.53)	$13.31	3.98		0.67		0.67		0.77		2.90	20.06	$52,037

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,005.00	$4.83
Hypothetical*	$1,000.00	$1,020.11	$4.87
Class C Shares
Actual	$1,000.00	$1,003.60	$6.19
Hypothetical*	$1,000.00	$1,018.75	$6.24
Class I Shares
Actual	$1,000.00	$1,006.50	$3.30
Hypothetical*	$1,000.00	$1,021.64	$3.33

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.24%; I: 0.66%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    31

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

32    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    33

34    This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    35

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
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Strategies for Building Real Wealth

Thornburg Strategic Municipal Income Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

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Thornburg Strategic Municipal Income Fund

In keeping with Thornburg's focus on risk management, not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio's duration and credit quality to our perception of future market conditions. With over 55 years of combined experience in the municipal market, we believe our portfolio team has the risk management expertise to effectively navigate this very diverse market.

Important Information

The information presented on the following pages is current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

Bank of America (BofA) Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Morningstar High-Yield Municipal Fund Category – High-yield muni portfolios invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BBB and below.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Semi-Annual Report.    3

Thornburg Strategic Municipal Income Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Semi-Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

April 15, 2010

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income Fund. The net asset value of the Class A shares declined by 27 cents to $13.59 during the six months ended March 31, 2010. If you were with us for the entire period, you received dividends of 31.9 cents per share. If you reinvested your dividends, you received 32.2 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager	After a couple of years of unprecedented volatility, the municipal bond market has regained its status as one of the least exciting U.S. capital markets. While we embrace the new reality – slow and steady is what we strive for – we do not entirely trust it. Like other U.S. markets, the municipal market is benefiting from U.S. Treasury and Federal Reserve Bank support. By setting the Fed Funds Rate effectively at 0%, the Federal Open Market Committee (FOMC) is basically pushing hundreds of billions of dollars into bonds and bond funds. Flows into bond funds were $357 billion last year and may reach that level again this year. While we do not expect the Fed to hike the Fed Funds Rate soon, it is a reasonable bet that the next move will not be down. A significantly higher Fed Funds Rate, if and when it materializes, would likely not be good for bond fund flows or bond prices.

The second major element of federal support has been the implementation of the Build America Bond (BAB) program. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy of 35% of their interest cost from the federal government. The program has been very popular, with almost $100 billion issued since the first deal was sold in April 2009. BAB issues currently account for over 30% of new issue municipal bond supply, crowding out much of the supply of traditional tax-exempt bonds. The reduced supply, coupled with heavy demand for bonds, has provided significant support to municipal bond prices. The BAB program is scheduled to expire at the end of this year, but will probably be extended, most likely with a reduced subsidy. Depending upon the final form of the program, we may see the balance shift back to more traditional tax-exempt issuance in 2011, which could erode some support for bond prices.

Another part of the American Recovery and Reinvestment Act allocated approximately $280 billion to the states for various stimulus-related projects. The federal dollars helped the states close over $300 billion of budget gaps during the current recession, but most of that money will be spent by June 30, 2011. If tax revenues come back strongly over the next 12-24 months, the disappearing stimulus money may not be missed. However, if tax revenues are slow to bounce back, budget balancing will remain a perilous task.

Working in the opposite direction, higher tax rates should bolster demand for tax-exempt municipals, as Bush tax cuts expire and the highest marginal tax rates climb back up to 39.6% from 35%.

Certified Semi-Annual Report    5

Letter to Shareholders,

Continued

On top of this, the recently signed health insurance reform law applies Medicare taxes to virtually all investment income except interest from tax-exempt municipal bonds. We believe that the status of municipal bonds as perhaps the last true legal tax shelter available to investors is not fully priced into the market.

The U.S. economy apparently hit bottom last summer and has been growing the last three quarters. However, payroll employment growth just showed up last month, and so many jobs were lost in the last two years that it will take several years of robust growth just to get back down to 6% unemployment. Most banks are still very reluctant to increase lending, and core consumer price inflation has slowed to a level not seen since 1960. So, despite the large amount of additional debt (particularly from the U.S. Treasury) coming into the marketplace, we don’t expect a dramatic rise in interest rates this year.

After three quarters of positive GDP growth, state tax revenues are still falling. The fourth quarter of 2009 marks the fifth consecutive quarter of declining state tax revenues. The rate of decline has moderated to 4.2% from a peak of 16.5% in the second quarter, but state tax revenues are still down over 8% from levels two years ago. Prior to the current downturn, state tax revenues grew 5 to 5.5% on average for two decades, allowing budgets and entitlements to expand at an unsustainable pace. Most states are going through a very difficult adjustment process and are dealing with shrinking tax revenues in very different ways. In general, we have favored states that set aside large reserve balances when times were better, and cut budgets and/or found new ongoing revenue streams when tax revenues declined. A few states have primarily added to debt loads, borrowed from future revenues, delayed payments and pension contributions, or used other accounting gimmicks to balance their budgets. These states seem to be making the assumption that tax revenues will bounce back strongly. There has been some recent improvement in revenues from some states in the early months of 2010, but it is still too early to count on. We will have to monitor the numbers carefully to determine if the more aggressive states get bailed out by rapid revenue growth or end up confronting even worse challenges ahead.

Tax revenues have held up much better at the local level, not yet going negative and growing 4.6% in the fourth quarter of 2009. Most local governments rely heavily on property taxes, which have traditionally been quite stable, and have proven to be so even in the worst real estate downturn in decades. Real estate taxes take a while to adjust and there are some areas of the country that are starting to see significantly lower tax revenues as properties make their way through the appeal process. We are watching these trends as they develop. Revenue bonds such as municipal utility bonds, hospital bonds, and toll roads have generally held up quite well in the current recession, and we continue to find issuers we like in these sectors. Hospitals, in particular, appear to be one of the few clear winners emerging from the recent health care reform.

Despite much improved market liquidity, strong demand for bonds, and general economic optimism, it is clearly a time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 75% invested in bonds rated BBB or above by at least one of the major rating agencies. The Fund is permitted by prospectus to invest up to 50% of assets in speculative grade (below BBB-) bonds, but currently has only 9.4% of assets in this category. We may increase this allocation if the credit environment improves or if credit spreads become more attractive, but see no reason to do this now. We do have 15.1% of the portfolio allocated to non-rated bonds that carry acceptable credit characteristics for the Fund, in our opinion. Your Thornburg Strategic Municipal Income Fund is a diversified portfolio of over 100 municipal obligations from 29 states. It is designed to take on more credit and interest rate risk when we believe the municipal bond market is offering an attractive risk/reward trade-off, and less risk when we believe it is not. Currently, municipal credit

6    Certified Semi-Annual Report

spreads are quite wide relative to historic averages, but the credit environment is tenuous. Default rates on speculative grade bonds have been elevated for the last two years, and some investment-grade issuers such as Harrisburg, PA, and Jefferson County, AL, have fallen on hard times. Significant challenges lie ahead for municipal issuers, and we will strive to capitalize on opportunities and avoid pitfalls wherever possible.

The Class A shares of your Fund produced a total return of 1.24% over the six-month period ended March 31, 2010, compared to a negative 0.02% return for the BofA Merrill Lynch Municipal Master Index. Over the last six months, lower rated bonds generally outperformed higher rated bonds, and revenue bonds generally outperformed general obligation bonds. The Fund’s overweight of revenue bonds and lower rated bonds relative to the index contributed to its outperformance.

We started this Fund on April 1, 2009 because we saw an opportunity to capitalize on the severe financial dislocation that arose from the demise of the monoline bond insurers, municipal-focused hedge funds and other leveraged investors. Much of that dislocation has abated, largely due to government intervention, but significant opportunities still exist. We plan to capitalize on those opportunities wherever possible, using our fundamental, bottom-up, careful approach to portfolio construction. Thank you for investing in the Thornburg Strategic Municipal Income Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ryon, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 2.40%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	$500,000	$524,515
Salt Verde Financial Corp., 5.25% due 12/1/2028	A/A3	235,000	223,965
University Medical Center Corp., 6.25% due 7/1/2029	BBB+/Baa1	100,000	105,816
University Medical Center Corp., 6.50% due 7/1/2039	BBB+/Baa1	275,000	291,629

CALIFORNIA — 18.40%

California Financial Authority Revenue, 8.50% due 11/1/2039 (Harbor Regulation)	NR/Ba1	1,000,000	1,009,710
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	AA-/Aa3	2,135,000	674,446
California State Department of Water Resources Power Supply, 0.27% due 5/1/2022 put 4/1/2010 (Insured: Bank of New York) (daily demand notes)	A-1+/ VMIG1	500,000	500,000
California State Public Works Board, 6.25% due 4/1/2034	BBB+/Baa2	100,000	102,909
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	969,500
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	544,115
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	A-/NR	650,000	599,229
Irvine Ranch Water District GO, 0.27% due 10/1/2041 put 4/1/2010 (Community Facilities District; LOC: Bank of America) (daily demand notes)	A-1/VMIG1	300,000	300,000
Lee Lake Water District, 5.875% due 9/1/2027	NR/NR	500,000	420,825
Los Angeles COP, 5.70% due 2/1/2018	NR/Baa2	750,000	750,135
Los Angeles Department of Water & Power, 0.27% due 7/1/2034 put 4/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	A-1/VMIG1	300,000	300,000
M-S-R Energy Authority, 6.50% due 11/1/2039	A/NR	1,000,000	1,065,880
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways)	A-/NR	300,000	305,472
Oak Park USD GO, 0% due 8/1/2030 (Insured: AGM)	AAA/Aa3	500,000	139,435
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	A/A2	435,000	223,390
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	262,085
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs; Insured: AGM)	AAA/NR	100,000	105,612
State of California, 0.29% due 5/1/2034 put 4/1/2010 (Kindergarten; LOC: Citibank/California State Teachers Retirement) (daily demand notes)	A-1/VMIG1	500,000	500,000

COLORADO — 7.92%

Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	100,000	102,515
Denver Convention Center, 5.125% due 12/1/2026 (Insured: XLCA)	BBB-/Baa3	1,000,000	899,760

8    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	$250,000	$216,337
Denver Convention Center, 5.00% due 12/1/2035 (Insured: XLCA)	BBB-/Baa3	250,000	208,890
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,100,000	1,060,279
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	240,145
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	422,944
Pinery West Metropolitan District No. 2 4.50% due 12/1/2032	NR/NR	500,000	367,990
Public Authority For Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue)	A/A2	240,000	257,400

CONNECTICUT — 2.03%

Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	965,200

DISTRICT OF COLUMBIA — 1.12%

Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	1,500,000	533,985

FLORIDA — 1.49%

Capital Trust Agency MFR, 5.875% due 6/1/2038 (American Opportunity Housing)	NR/B2	380,000	163,404
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/Baa1	340,000	322,840
Santa Rosa Bay Bridge Authority, 0% due 7/1/2013 (Insured: Radian-IBCC)	NR/B3	100,000	59,305
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	180,000	162,074

GEORGIA — 1.86%

Atlanta Water & Waste Water, 6.25% due 11/1/2034	A/Baa1	500,000	532,600
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A/A2	350,000	355,082

GUAM — 2.24%

Guam Government, 5.75% due 12/1/2034 (Section 30)	BBB-/NR	500,000	509,610
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	555,859

HAWAII — 0.63%

Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	AA/Baa1	300,000	300,054

IDAHO — 0.36%

Madison County Hospital Revenue COP, 5.25% due 9/1/2037	BBB-/NR	200,000	173,208

ILLINOIS — 5.87%

Broadview Tax Increment Revenue, 5.25% due 7/1/2012	NR/NR	750,000	749,310
Chicago Tax Increment, 4.70% due 11/15/2013 (Insured: AMBAC)	NR/NR	800,000	801,320
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	NR/Baa1	625,000	634,369
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare Systems)	A/A2	330,000	326,373
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	300,000	288,573

INDIANA — 0.19%

Indiana Bond Bank, 5.25% due 10/15/2020 (Gas Revenue Program)	NR/Aa3	90,000	91,132

KANSAS — 1.44%

Wichita Multi Family Housing, 5.85% due 12/1/2025 (Lein-Brentwood Apartments)	B/NR	895,000	688,380

KENTUCKY — 4.05%

Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	365,000	190,074

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	$2,490,000	$1,211,833
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	500,000	530,365

LOUISIANA — 3.82%

Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	BBB-/Baa3	120,000	107,113
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/NR	500,000	440,335
Orleans Parish School Board GO, 0% due 2/1/2015 (Insured: FGIC)	NR/NR	255,000	189,761
West Feliciana Parish PCR, 6.60% due 9/1/2028 (Entergy Gulf States)	BBB/Baa3	1,085,000	1,085,803

MASSACHUSETTS — 1.55%

Massachusetts Development Finance Agency, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/NR	200,000	212,484
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	500,000	528,285

MICHIGAN — 8.29%

Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA-CBI)	NR/NR	180,000	172,809
Michigan Public Educational Facilities Authority, 8.75% due 9/1/2039 (Bradford Academy)	BBB-/NR	500,000	555,170
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	650,000	619,151
Michigan State Hospital Finance Authority, 5.75% due 4/1/2032 (Oakwood Obligated Group)	A/A2	150,000	148,523
Michigan State Hospital Finance Authority Revenue, 5.75% due 11/15/2039	A/A1	1,000,000	974,940
Michigan State Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	319,572
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BBB-/NR	985,000	930,470
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl-Re/IBC AMBAC)	NR/NR	200,000	232,356

MINNESOTA — 1.71%

Dakota County Community Development Agency, 5.00% due 11/1/2022	NR/NR	400,000	352,396
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 (Healthpartners Obligated Group)	NR/Baa1	100,000	98,874
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	364,864

MISSOURI — 0.72%

Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	340,000	341,340

NEVADA — 1.08%

Mesquite Redevelopment Agency Tax Allocation, 7.375% due 6/1/2024	A-/NR	500,000	515,170

NEW MEXICO — 0.92%

Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	485,000	435,908

NEW YORK — 3.57%

Hempstead IDA, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	BB+/Baa2	1,000,000	1,001,600
New York City GO, 0.32% due 8/1/2023 put 4/1/2010 (Fiscal 2008; LOC: Allied Irish Bank plc) (daily demand notes)	A-1/VMIG1	250,000	250,000
New York City GO, 0.35% due 8/1/2028 put 4/1//2010 (SPA: Dexia) (daily demand notes)	A-1/VMIG1	200,000	200,000
New York City GO, 0.35% due 4/1/2035 put 4/1/2010 (SPA: Dexia) (daily demand notes)	A-1/VMIG1	250,000	250,000

OHIO — 1.35%

Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	100,000	98,992

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa1	$500,000	$542,875

OREGON — 2.00%

Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	953,790

PENNSYLVANIA — 3.48%

Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	220,000	211,565
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	445,001
Philadelphia IDA, 6.00% due 8/1/2035	BBB+/NR	1,000,000	1,000,660

SOUTH DAKOTA — 1.61%

South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	AA-/A1	750,000	769,050

TENNESSEE — 1.26%

Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	A/Baa1	100,000	105,610
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BB+/Ba3	500,000	496,485

TEXAS — 11.55%

Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: XLCA)	BB+/Baa3	720,000	658,253
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Baa3	415,000	315,616
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	100,000	85,870
Bexar County Housing Finance Corp. MFR, 5.80% due 1/1/2031 (American Opportunity Housing; Insured: Natl Re)	NR/Baa1	550,000	434,417
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038	BBB-/NR	1,000,000	1,154,030
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	99,499
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	490,925
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039	BBB/NR	1,000,000	1,027,010
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	BBB/Baa2	100,000	102,346
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A/A2	40,000	42,387
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	BBB/NR	100,000	93,587
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	155,000	141,273
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	1,000,000	863,210

U.S. VIRGIN ISLANDS — 1.45%

Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	BBB/Baa3	500,000	541,845
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	150,000	150,432

VIRGINIA — 3.51%

Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	635,000	649,503
Virginia College Building Authority, 5.00% due 9/1/2016 (Hampden-Sydney College)	A/NR	500,000	503,105
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	519,150

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WASHINGTON — 2.07%

[a]Washington HFA, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	BBB+/NR	$1,000,000	$987,450

TOTAL INVESTMENTS — 99.94% (Cost $45,404,954)			$47,650,738
OTHER ASSETS LESS LIABILITIES — 0.06%			29,418

NET ASSETS — 100.00%			$47,680,156

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFA	Health Facilities Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
LOC	Letter of Credit
MFR	Multi Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

12    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $45,404,954) (Note 2)	$47,650,738
Cash	208,123
Receivable for investments sold	1,000,000
Receivable for fund shares sold	259,027
Interest receivable	710,533
Prepaid expenses and other assets	35,927

Total Assets	49,864,348

LIABILITIES
Payable for securities purchased	2,059,920
Payable for fund shares redeemed	19,634
Payable to investment advisor and other affiliates (Note 3)	32,746
Accounts payable and accrued expenses	24,593
Dividends payable	47,299

Total Liabilities	2,184,192

NET ASSETS	$47,680,156

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,026)
Net unrealized appreciation on investments	2,245,784
Accumulated net realized gain (loss)	107,500
Net capital paid in on shares of beneficial interest	45,329,898

$47,680,156

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($16,492,987 applicable to 1,213,396 shares of beneficial interest outstanding - Note 4)	$13.59
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.87

Class C Shares:
Net asset value and offering price per share * ($7,212,597 applicable to 530,041 shares of beneficial interest outstanding - Note 4)	$13.61

Class I Shares:
Net asset value, offering and redemption price per share ($23,974,572 applicable to 1,762,472 shares of beneficial interest outstanding - Note 4)	$13.60

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report     13

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $15,590)	$1,204,962

EXPENSES:
Investment advisory fees (Note 3)	151,543
Administration fees (Note 3)
Class A Shares	8,929
Class C Shares	3,318
Class I Shares	5,204
Distribution and service fees (Note 3)
Class A Shares	17,858
Class C Shares	26,906
Transfer agent fees
Class A Shares	2,962
Class C Shares	1,358
Class I Shares	1,812
Registration and filing fees
Class A Shares	7,520
Class C Shares	6,899
Class I Shares	7,484
Custodian fees (Note 3)	22,472
Professional fees	23,088
Accounting fees	610
Trustee fees	563
Other expenses	4,609

Total Expenses	293,135
Less:
Expenses reimbursed by investment advisor (Note 3)	(42,788)
Investment advisory fees waived by investment advisor (Note 3)	(6,038)
Distribution fees waived (Note 3)	(10,762)
Fees paid indirectly (Note 3)	(74)

Net Expenses	233,473

Net Investment Income	971,489

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	342,803
Net change in unrealized appreciation (depreciation) of investments	(666,826)

Net Realized and Unrealized Loss	(324,023)

Net Increase in Net Assets Resulting From Operations	$647,466

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Six Months Ended March 31, 2010*	Period Ended September 30, 2009**
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$971,489	$397,331
Net realized gain (loss) on investments	342,803	80,474
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(666,826)	2,912,610

Net Increase (Decrease) in Net Assets Resulting from Operations	647,466	3,390,415

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(336,684)	(113,802)
Class C Shares	(117,274)	(29,017)
Class I Shares	(517,531)	(257,538)
From realized gains
Class A Shares	(110,998)	—
Class C Shares	(40,025)	—
Class I Shares	(164,754)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	4,948,097	10,808,011
Class C Shares	3,611,668	3,417,545
Class I Shares	5,753,747	16,790,830

Net Increase in Net Assets	13,673,712	34,006,444

NET ASSETS:
Beginning of Period	34,006,444	—

End of Period	$47,680,156	$34,006,444

*	Unaudited.
**	Fund Commenced operations on April 1, 2009.

See notes to financial statements.

Certified Semi-Annual Report     15

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$47,650,738	$—	$47,650,738	$—

Total Investments in Securities	$47,650,738	$—	$47,650,738	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2010 the Advisor voluntarily waived investment advisory fees of

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

$6,038. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses and administrative fees of $17,548 for Class A shares, $12,385 for Class C shares, and $12,855 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $354 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $111 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $10,762 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $74.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Period Ended*
	March 31, 2010 (Unaudited)		September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	439,223	$5,959,843	850,895	$10,837,932
Shares issued to shareholders in reinvestment of dividends	28,026	378,322	7,045	92,971
Shares repurchased	(102,566)	(1,390,068)	(9,227)	(122,892)

Net Increase (Decrease)	364,683	$4,948,097	848,713	$10,808,011

Class C Shares
Shares sold	309,098	$4,212,053	264,135	$3,399,093
Shares issued to shareholders inreinvestment of dividends	8,042	108,687	1,396	18,452
Shares repurchased	(52,630)	(709,072)	—	—

Net Increase (Decrease)	264,510	$3,611,668	265,531	$3,417,545

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Period Ended* September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	458,833	$6,230,287	1,383,622	$17,417,043
Shares issued to shareholders in reinvestment of dividends	37,089	501,129	13,885	181,497
Shares repurchased	(71,850)	(977,669)	(59,107)	(807,710)

Net Increase (Decrease)	424,072	$5,753,747	1,338,400	$16,790,830

*	The Fund commenced operations on April 1, 2009.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $11,651,821 and $3,818,711, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$45,404,954

Gross unrealized appreciation on a tax basis	$2,389,307
Gross unrealized depreciation on a tax basis	(143,523)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,245,784

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.86	0.32	(0.16)	0.16	(0.32)	(0.11)	(0.43)	$13.59	4.71	(d)	1.25	(d)	1.25	(d)	1.53	(d)	1.24	9.81	$16,493
2009(c)(e)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761

Class C Shares
2010(b)	$13.87	0.30	(0.15)	0.15	(0.30)	(0.11)	(0.41)	$13.61	4.42	(d)	1.55	(d)	1.55	(d)	2.45	(d)	1.16	9.81	$7,213
2009(e)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(f)	18.58	14.37	$3,684

Class I Shares
2010(b)	$13.87	0.33	(0.15)	0.18	(0.34)	(0.11)	(0.45)	$13.60	4.97	(d)	0.99	(d)	0.99	(d)	1.14	(d)	1.37	9.81	$23,974
2009(e)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on April 1, 2009.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate. See notes to financial statements.

20 Certified Semi-Annual Report	Certified Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,012.40	$6.27
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$1,011.60	$7.77
Hypothetical*	$1,000.00	$1,017.20	$7.80
Class I Shares
Actual	$1,000.00	$1,013.70	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30 (and in the case of the Fund’s first year, is available from inception on April 1, 2009 through June 30, 2009). This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    23

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

24    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    25

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    27

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1979

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg California Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages is current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

This page is not part of the Semi-Annual Report.    3

Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Josh Gonze, George Strickland, and Chris Ihiefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.99%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	6.91%	4.29%	3.69%	3.69%	4.78%
With sales charge	5.33%	3.78%	3.37%	3.54%	4.71%

30-DAY YIELDS, A SHARES

As of March 31, 2010

Annualized Distribution Yield	SEC Yield
2.80%	2.05%

KEY PORTFOLIO ATTRIBUTES
As of March 31, 2010

Number of Bonds	145
Duration	3.6 Yrs
Average Maturity	4.7 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

4    This page is not part of the Semi-Annual Report.

THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2010

We are often asked to compare Thornburg California Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg California Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg California Limited Term Municipal Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg California Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by California tax-exempt money market funds are generally exempt from federal income tax and, for residents of California, state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg California Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg California Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper California Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

This page is not part of the Semi-Annual Report.    5

Thornburg California Limited Term Municipal Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

April 15, 2010

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares declined by five cents to $13.04 during the six months ended March 31, 2010. If you were with us for the entire period, you received dividends of 20.4 cents per share. If you reinvested your dividends, you received 20.6 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	After a couple of years of unprecedented volatility, the municipal bond market has regained its status as one of the least exciting U.S. capital markets. While we embrace the new reality – slow and steady is what we strive for – we do not entirely trust it. Like other U.S. markets, the municipal market is benefiting from U.S. Treasury and Federal Reserve Bank support. By setting the Fed Funds Rate effectively at 0%, the Federal Open Market Committee (FOMC) is basically pushing hundreds of billions of dollars into bonds and bond funds. Flows into bond funds were $357 billion last year and may reach that level again this year. While we do not expect the Fed to hike the Fed Funds Rate soon, it is a reasonable bet that the next move will not be down. A significantly higher Fed Funds Rate, if and when it materializes, would likely not be good for bond fund flows or bond prices.

Christopher Ihlefeld Co-Portfolio Manager

The second major element of federal support has been the implementation of the Build America Bond (BAB) program. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy of 35% of their interest cost from the federal government. The program has been very popular, with almost $100 billion issued since the first deal was sold in April 2009. BAB issues currently account for over 30% of new issue municipal bond supply, crowding out much of the supply of traditional tax-exempt bonds. The reduced supply, coupled with heavy demand for bonds has provided significant support to municipal bond prices. The BAB program is scheduled to expire at the end of this year, but will probably be extended, most likely with a reduced subsidy. Depending upon the final form of the program, we may see the balance shift back to more traditional tax-exempt issuance in 2011, which could erode some support for bond prices.

Another part of the American Recovery and Reinvestment Act allocated approximately $280 billion to the states for various stimulus-related projects. The federal dollars helped the states close over $300 billion of budget gaps during the current recession, but most of that money will be spent by June 30, 2011. If tax revenues come back strongly over the next 12-24 months, the disappearing stimulus money may not be missed. However, if tax revenues are slow to bounce back, budget balancing will remain a perilous task.

Working in the opposite direction, higher tax rates should bolster demand for tax-exempt municipals, as Bush tax cuts expire and the highest marginal tax rates climb back up to 39.6% from 35%. On top of this, the recently signed health insurance reform law applies Medicare taxes to virtually all investment income except interest from tax-exempt municipal bonds. We believe that the status of municipal bonds as perhaps the last true legal tax shelter available to investors is not fully priced into the market.

Certified Semi-Annual Report     7

Letter to Shareholders,

Continued

The U.S. economy apparently hit bottom last summer and has been growing the last three quarters. However, payroll employment growth just showed up last month, and so many jobs were lost in the last two years that it will take several years of robust growth just to get back down to six percent unemployment. Most banks are still very reluctant to increase lending, and core consumer price inflation has slowed to a level not seen since 1960. So, despite the large amount of additional debt (particularly from the U.S. Treasury) coming into the marketplace, we don’t expect a dramatic rise in interest rates this year.

After three quarters of positive GDP growth, state tax revenues are still falling. The fourth quarter of 2009 marks the fifth consecutive quarter of declining state tax revenues. The rate of decline has moderated to 4.2% from a peak of 16.5% in the second quarter, but state tax revenues are still down over 8% from levels two years ago. Prior to the current downturn, state tax revenues grew 5 to 5.5% on average for two decades, allowing budgets and entitlements to expand at an unsustainable pace. Most states are going through a very difficult adjustment process and dealing with shrinking tax revenues in very different ways.

California’s economy was particularly hard hit by the recent recession. The current unemployment rate of 12.6% is up 2% in the last year and almost 3% above the national unemployment rate. State tax revenues have dropped precipitously due primarily to a heavy reliance on income and capital gains taxes. Some previous budget solutions have proven difficult to enact, opening up a $6 billion deficit in the current (2009/10) fiscal year. The state expects the deficit to grow to $18.9 billion through the end of fiscal 2011, absent balancing measures. The governor has proposed filling the gap with $8.5 billion in spending cuts, $6.9 billion in extraordinary federal assistance, and $4.5 billion in fund shifts and other measures. Since some of the proposals are quite controversial, and it takes a 2/3 vote from the legislature to approve a budget, we can expect negotiations to be prolonged and contentious (yet again). In addition, it appears that the governor will not get much of the $6.9 billion of federal assistance he is counting on. Recent tax revenues have been $2 billion (3.9%) above expectations and home sales and prices have shown some strength lately. If the California economy continues to improve, budget balancing should get easier. However, long-term issues remain, including replacing lost revenue in 2012 when the federal stimulus funds dry up, and evidence of large underfunded pension obligations. We are optimistic that solutions can be reached, but cautious while we await further developments.

Tax revenues have held up much better at the local level, not yet going negative and growing 4.6% in the fourth quarter of 2009. Most local governments rely heavily on property taxes, which have traditionally been quite stable, and have proven to be so even in the worst real estate downturn in decades. Real estate taxes take a while to adjust and there are some areas of the country that are starting to see significantly lower tax revenues as properties make their way through the appeal process. We are watching these trends as they develop. Revenue bonds such as municipal utility bonds, hospital bonds, and toll roads have generally held up quite well in the current recession, and we continue to find issuers we like in these sectors. Hospitals, in particular, appear to be one of the few clear winners coming out of the recent health care reform law.

Despite much improved market liquidity, strong demand for bonds, and general economic optimism, it is a clearly a time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 90% invested in bonds rated A or above by at least one of the major rating agencies. Your Thornburg California Limited Term Municipal Fund is

8    Certified Semi-Annual Report

a laddered portfolio of over 140 municipal obligations from various municipal sectors and geographic regions within the state of California. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of 1.19% (at NAV) over the six-month period ended March 31, 2010, compared to a 1.32% return for the Barclays Capital Five-Year Municipal Bond Index. California bonds have significantly underperformed bonds from most other states over the last six months as many investors have steered their investments elsewhere (the Barclays index is a national index). In addition, over the last six months, 5-year bonds outperformed 1-4 year bonds and 6-10 year bonds. Since the Fund invests in a laddered portfolio of bonds from 1 to 10 years, many of the shorter and longer bonds in the Fund underperformed the index, leading to some underperformance by the Fund relative to the index.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report     9

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	NR/A3	$435,000	$452,261
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	NR/A3	455,000	474,806
Alameda County COP, 5.375% due 12/1/2010 (Insured: Natl-Re)	NR/A2	2,000,000	2,047,800
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA-/NR	1,830,000	2,087,591
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa1	1,150,000	1,267,794
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	AA/Aa3	2,075,000	2,356,557
Burbank Water & Power, 5.00% due 6/1/2015	AA-/A1	750,000	849,540
Burbank Water & Power, 5.00% due 6/1/2016	AA-/A1	500,000	565,150
Burbank Water & Power, 5.00% due 6/1/2017	AA-/A1	1,000,000	1,127,110
Burbank Water & Power, 5.00% due 6/1/2018	AA-/A1	360,000	401,544
Burbank Water & Power, 5.00% due 6/1/2020	AA-/A1	625,000	690,112
Calexico USD GO, 6.75% due 9/1/2017	BBB+/NR	3,060,000	3,237,358
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,630,490
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,507,395
California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	AAA/A2	1,500,000	1,588,530
[a] California HFA, 5.25% due 10/1/2013 (Providence Health)	AA/Aa2	650,000	726,206
California HFA, 5.00% due 8/15/2014 (Cedars Sinai Medical Center)	NR/A2	1,500,000	1,639,590
California HFA, 6.00% due 10/1/2018 (Providence Health)	AA/Aa2	500,000	586,800
California HFA, 5.10% due 2/1/2019 (Episcopal Home)	A-/NR	2,000,000	1,996,900
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West)	A/A2	2,000,000	2,170,040
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	AA-/Aa3	3,200,000	1,010,880
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: AGM) (AMT)	AAA/Aa2	1,000,000	1,010,310
California Housing Finance Agency, 9.875% due 2/1/2017	AA-/Aa3	1,345,000	1,369,829
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: AGM) (AMT)	AAA/Aa2	980,000	1,000,070
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: AGM) (AMT)	AAA/Aa2	1,000,000	983,770
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	255,000	255,918
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	571,277
California PCR, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,805,200
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric) (AMT)	A/A3	2,000,000	2,061,760
California PCR Solid Waste Disposal, 6.75% due 7/1/2011 (North County Recycling Center) (ETM)	NR/Aaa	980,000	1,021,513
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/Baa3	1,620,000	1,638,014
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A/Baa2	2,000,000	2,006,780
California State Department of Water Resources, 6.00% due 5/1/2013	AA-/Aa3	2,270,000	2,519,337
California State Department of Water Resources, 0.27% due 5/1/2022 put 4/1/2010 (Insured: Bank of New York) (daily demand notes)	AA/Aaa	1,000,000	1,000,000
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/A1	3,000,000	3,306,330
California State GO, 5.75% due 10/1/2010 (Insured: AGM)	AAA/Aa3	1,000,000	1,024,550
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC-TCRS)	A/Baa1	230,000	233,855

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State GO, 0.29% due 5/1/2034 put 4/1/2010 (Various Kindergarten; LOC: Citibank N.A.) (weekly demand notes)	A+/Aaa	$1,000,000	$1,000,000
California State Public Works Board, 5.00% due 11/1/2016 (California State University)	BBB+/A1	1,000,000	1,047,500
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	AA-/Aa2	360,000	363,020
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	BBB+/A1	500,000	501,080
California State Public Works Board Lease, 5.25% due 12/1/2014	BBB+/Baa2	1,525,000	1,535,187
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	BBB+/Baa3	2,000,000	2,139,160
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	AA-/Aa2	1,000,000	1,086,630
California Statewide Communities Development Authority, 5.00% due 6/15/2013	A-/Baa1	2,500,000	2,682,025
California Statewide Communities Development Authority, 5.00% due 5/15/2015 (Irvine LLC- UCI East Campus)	NR/Baa2	2,300,000	2,478,296
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Guaranty Agreement: Kaiser Permanente)	A+/NR	3,000,000	3,180,630
[b] California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools)	NR/NR	1,350,000	1,347,759
California Statewide Community Development Authority, 5.00% due 7/1/2010 (Huntington Memorial Hospital)	A+/NR	1,000,000	1,009,000
California Statewide Community Development Authority, 5.25% due 8/1/2014 (East Campus Apartments; Insured: ACA)	NR/Baa1	1,215,000	1,258,047
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: CA Mtg Insurance)	A-/NR	750,000	809,437
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: Natl-Re)	A/A2	430,000	456,153
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	2,575,000	2,699,450
Carson Redevelopment Agency Tax Allocation, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,147,734
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: FGIC)	A+/NR	830,000	881,377
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,102,110
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	545,945
Cerritos Public Financing Authority Tax Allocation, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,345,025
Chula Vista COP, 5.25% due 3/1/2020	A-/NR	1,300,000	1,330,524
Corona Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AAA/Aa3	1,595,000	1,152,212
Daly City Housing Development Financing Agency, 5.00% due 12/15/2019 (Franciscan Mobile Home Park)	A-/NR	1,815,000	1,743,616
Desert Sands USD COP, 5.25% due 3/1/2014 (School Improvements)	A+/A2	1,745,000	1,874,793
Desert Sands USD COP, 5.00% due 3/1/2017 (School Improvements)	A+/A2	1,500,000	1,565,115
East Bay Municipal Utility District, 0.28% due 6/1/2038 put 4/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa2	1,300,000	1,300,000
Escondido USD GO, 6.10% due 11/1/2011 (Insured: Natl-Re)	A/Baa1	500,000	502,245
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	A/Baa2	735,000	777,329
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	1,315,000	1,316,328
Inland Valley Development Agency, 5.25% due 4/1/2012	A/NR	1,490,000	1,563,278
Irvine Ranch Water District GO, 0.28% due 4/1/2033 put 4/1/2010 (LOC: Bank of America N.A.) (daily demand notes)	A+/Aa3	1,075,000	1,075,000
Irvine Ranch Water District GO, 0.35% due 7/1/2035 put 4/1/2010 (LOC: Landesbank Baden) (daily demand notes)	A-/Aa2	650,000	650,000
Irvine Ranch Water District GO, 0.27% due 10/1/2041 put 4/1/2010 (LOC: Bank of America) (daily demand notes)	A+/Aa3	2,300,000	2,300,000
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,037,240
Kern High School District GO, 7.00% due 8/1/2010 (ETM)	NR/Baa1	165,000	168,673
Kings Canyon Joint USD GO, 5.375% due 8/1/2017 (Insured: Natl-Re)	A/NR	1,000,000	1,067,200
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AAA/NR	1,160,000	1,210,182

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AAA/NR	$680,000	$711,620
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public
Parking; Insured: ACA)	NR/NR	435,000	432,542
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	AA-/A1	2,000,000	2,209,240
[a]Los Angeles COP, 5.00% due 2/1/2012 (Insured: Natl-Re)	A+/A1	1,400,000	1,488,410
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: Natl-Re)	A/Baa1	1,000,000	1,050,660
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: Natl-Re)	A/Baa1	1,010,000	1,048,350
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles Int’l.)	AA/Aa3	2,000,000	2,179,280
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: Natl-Re)	AA-/Aa3	3,000,000	3,175,770
Los Angeles Solid Waste, 3.00% due 2/1/2011	AA/Aa3	1,610,000	1,642,168
Los Angeles Solid Waste, 4.00% due 2/1/2012	AA/NR	850,000	895,738
Los Angeles USD, 5.00% due 10/1/2015 (Insured: AMBAC)	A+/A2	1,500,000	1,648,830
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: Natl-Re)	AA-/Aa3	2,500,000	2,737,875
Merced Redevelopment Agency Tax Allocation, 5.25% due 9/1/2020	A-/NR	1,190,000	1,215,038
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa1	2,000,000	2,094,260
Mojave USD COP, 0% due 9/1/2017 (Insured: AGM)	AAA/NR	1,045,000	765,933
Mojave USD COP, 0% due 9/1/2018 (Insured: AGM)	AAA/NR	1,095,000	738,194
Monterey County COP, 5.00% due 8/1/2014 Refinancing Project; Insured: AGM)	AAA/Aa3	2,000,000	2,210,740
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/NR	270,000	270,459
[b]Northern California Power Agency, 4.00% due 7/1/2015	A/A2	500,000	536,825
[b]Northern California Power Agency, 5.00% due 7/1/2016	A/A2	500,000	552,680
[b]Northern California Power Agency, 5.00% due 7/1/2018	A/A2	1,250,000	1,354,850
[a]Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: Natl-Re)	A/Baa1	625,000	663,375
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: FGIC)	A+/NR	1,000,000	1,083,640
Oxnard Financing Authority Waste Water, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	A/NR	2,115,000	2,255,817
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AAA/Aa3	2,000,000	1,268,080
Port Oakland California, 5.75% due 11/1/2012 (Port, Airport & Marina Improvements; Insured:
FGIC) (AMT)	A/A2	2,160,000	2,166,480
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013 (Lease & Gas Tax)	A/NR	390,000	390,113
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	AA-/A2	1,000,000	1,080,210
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A/A2	1,000,000	1,040,980
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	A/Baa1	3,310,000	2,674,712
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble)	A+/A1	1,100,000	1,224,223
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble)	A+/A1	625,000	682,488
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	193,154
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	209,278
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	306,633
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling
Ridge LLC; Collateralized: FNMA)	NR/Aaa	3,100,000	3,285,938
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	NR/NR	350,000	361,753
San Diego County COP, 5.50% due 9/1/2017 (Developmental Services Foundation)	NR/Ba1	2,000,000	1,921,080
San Francisco City & County Airports, 5.25% due 5/1/2013 (Insured: Natl-Re/FGIC)	A/A1	1,055,000	1,098,972
[a]San Francisco City & County Airports, 6.50% due 5/1/2019 put 5/1/2010 (International Airport)	A/A1	1,480,000	1,487,104
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R. Moscone
Convention Center)	AA-/Aa3	1,380,000	1,374,232
San Francisco City & County Redevelopment Agency, 0% due 7/1/2011 (George R. Moscone;
Insured: Natl Re-IBC)	AA-/Aa3	1,200,000	1,190,604
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	A/Baa1	1,000,000	1,042,050
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AAA/Aa3	5,000,000	3,271,650
San Jose Evergreen Community College District GO, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	AA-/Aa2	2,200,000	2,073,324
San Jose Redevelopment Agency Tax Allocation, 5.25% due 8/1/2012 (Merged Area Redevelopment; Insured: Natl-Re)	A/A3	1,000,000	1,057,300

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	$2,000,000	$2,121,200
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	A/Baa1	1,000,000	1,000,600
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	AA/Aa2	2,000,000	1,309,300
Santa Barbara County, 5.25% due 12/1/2014 (Insured: AMBAC)	AA+/A1	1,145,000	1,244,981
Santa Clara County Financing Authority, 5.00% due 5/15/2012 (Multiple Facilities)	AA/Aa3	1,000,000	1,081,750
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	470,000	480,725
Solano County COP, 5.00% due 11/15/2013	AA-/A2	1,780,000	1,933,205
Solano County COP, 5.00% due 11/15/2016	AA-/A2	1,000,000	1,065,290
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A2	1,060,000	1,137,486
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,043,120
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	350,000	393,960
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	250,000	281,400
Torrance Hospital Revenue, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A+/A1	2,600,000	2,648,568
Tracy Area Public Facilities Financing Agency Special Tax, 5.875% due 10/1/2019 (Community
Facilities District No. 87)	A/Baa1	835,000	841,872
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A1	500,000	554,455
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A1	1,460,000	1,580,654
Twin Rivers USD GO, 0% due 4/1/2014	A+/NR	1,000,000	878,150
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	NR/NR	445,000	502,797
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road; Insured: AGM)	AAA/Aa3	255,000	273,044
Walnut Valley USD GO, 8.75% due 8/1/2010 (Insured: Natl-Re) (ETM)	AA-/NR	1,000,000	1,027,990
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	A/NR	725,000	754,094
Washington USD Yolo County, 5.00% due 8/1/2021 (New High School; Insured: AMBAC)	A/NR	910,000	908,298
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	NR/NR	855,000	856,197
Woodland GO, 2.50% due 6/30/2010 (Revenue Anticipation Notes)	SP-1+/NR	1,900,000	1,906,575

TOTAL INVESTMENTS — 100.55% (Cost $185,455,235)			$189,660,630
LIABILITIES NET OF OTHER ASSETS — (0.55)%			(1,045,342)

NET ASSETS — 100.00%			$188,615,288

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $185,455,235) (Note 2)	$189,660,630
Cash	188,807
Receivable for investments sold	15,000
Receivable for fund shares sold	988,800
Interest receivable	2,245,036
Prepaid expenses and other assets	494

Total Assets	193,098,767

LIABILITIES
Payable for securities purchased	3,810,450
Payable for fund shares redeemed	315,983
Payable to investment advisor and other affiliates (Note 3)	128,676
Accounts payable and accrued expenses	32,221
Dividends payable	196,149

Total Liabilities	4,483,479

NET ASSETS	$188,615,288

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$4,205,395
Accumulated net realized gain (loss)	(208,619)
Net capital paid in on shares of beneficial interest	184,618,512

$188,615,288

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($95,982,136 applicable to 7,363,074 shares of beneficial interest outstanding - Note 4)	$13.04
Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.24

Class C Shares:
Net asset value and offering price per share * ($33,482,018 applicable to 2,566,394 shares of beneficial interest outstanding - Note 4)	$13.05

Class I Shares:
Net asset value, offering and redemption price per share ($59,151,134 applicable to 4,533,365 shares of beneficial interest outstanding - Note 4)	$13.05

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $430,080)	$3,378,184

EXPENSES:
Investment advisory fees (Note 3)	411,059
Administration fees (Note 3)
Class A Shares	54,180
Class C Shares	18,102
Class I Shares	12,193
Distribution and service fees (Note 3)
Class A Shares	108,358
Class C Shares	146,299
Transfer agent fees
Class A Shares	13,126
Class C Shares	6,411
Class I Shares	4,809
Registration and filing fees
Class A Shares	21
Class C Shares	21
Class I Shares	21
Custodian fees (Note 3)	27,832
Professional fees	11,204
Accounting fees	3,045
Trustee fees	2,802
Other expenses	8,608

Total Expenses	828,091
Less:
Expenses reimbursed by investment advisor (Note 3)	(952)
Distribution fees waived (Note 3)	(73,150)
Fees paid indirectly (Note 3)	(237)

Net Expenses	753,752

Net Investment Income	2,624,432

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	83,811
Net change in unrealized appreciation (depreciation) of investments	(664,177)

Net Realized and Unrealized Loss	(580,366)

Net Increase in Net Assets Resulting From Operations	$2,044,066

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,624,432	$4,598,784
Net realized gain (loss) on investments	83,811	361,086
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(664,177)	5,790,621

Net Increase (Decrease) in Net Assets Resulting from Operations	2,044,066	10,750,491

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,361,167)	(2,466,623)
Class C Shares	(416,455)	(626,833)
Class I Shares	(846,810)	(1,505,328)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	16,813,496	10,028,096
Class C Shares	7,590,791	9,046,521
Class I Shares	18,146,377	(2,380,406)

Net Increase in Net Assets	41,970,298	22,845,918

NET ASSETS:
Beginning of Period	146,644,990	123,799,072

End of Period	$188,615,288	$146,644,990

*	Unaudited

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$189,660,630	$—	$189,660,630	$—

Total Investments in Securities	$189,660,630	$—	$189,660,630	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses and administrative fees of $42 for Class A shares and $910 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned $568 in commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,051 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $73,150 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $237.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,810,523	$23,576,751	2,070,439	$26,212,377
Shares issued to shareholders in reinvestment of dividends	61,103	796,156	131,040	1,660,161
Shares repurchased	(579,931)	(7,559,411)	(1,417,806)	(17,844,442)

Net Increase (Decrease)	1,291,695	$16,813,496	783,673	$10,028,096

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	720,348	$9,410,599	968,746	$12,324,994
Shares issued to shareholders in reinvestment of dividends	21,686	282,883	34,750	441,022
Shares repurchased	(160,988)	(2,102,691)	(295,558)	(3,719,495)

Net Increase (Decrease)	581,046	$7,590,791	707,938	$9,046,521

Class I Shares
Shares sold	1,746,207	$22,799,236	2,296,396	$29,206,706
Shares issued to shareholders in reinvestment of dividends	38,627	503,978	86,889	1,099,647
Shares repurchased	(395,519)	(5,156,837)	(2,584,811)	(32,686,759)

Net Increase (Decrease)	1,389,315	$18,146,377	(201,526)	$(2,380,406)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $58,072,003 and $6,735,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$185,455,235

Gross unrealized appreciation on a tax basis	$4,747,197
Gross unrealized depreciation on a tax basis	(541,802)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,205,395

At March 31, 2010, the Fund had tax basis capital losses of $292,430, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2015.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

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Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.09	0.20	(0.05)	0.15	(0.20)	—	(0.20)	$13.04	3.14	(d)	0.97	(d)	0.97	(d)	0.97	(d)	1.19	4.33	$95,982
2009(c)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48		0.98		0.98		0.99		8.50	44.06	$79,455
2008(c)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32		1.00		0.98		1.00		1.42	34.88	$66,023
2007(c)	$12.77	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$12.73	3.37		0.99		0.99		1.01		3.10	22.71	$67,183
2006(c)	$12.79	0.40	(0.02)	0.38	(0.40)	—	(0.40)	$12.77	3.17		0.92		0.87		1.01		3.06	25.77	$80,589
2005(c)	$13.02	0.36	(0.23)	0.13	(0.36)	—	(0.36)	$12.79	2.75		1.00		0.99		1.02		0.98	26.33	$111,102

Class C Shares
2010(b)	$13.10	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$13.05	2.88	(d)	1.23	(d)	1.23	(d)	1.74	(d)	1.06	4.33	$33,482
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23		1.24		1.24		1.76		8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06		1.26		1.24		1.78		1.16	34.88	$15,963
2007	$12.78	0.40	(0.04)	0.36	(0.40)	—	(0.40)	$12.74	3.13		1.24		1.23		1.79		2.85	22.71	$14,449
2006	$12.80	0.37	(0.02)	0.35	(0.37)	—	(0.37)	$12.78	2.92		1.18		1.13		1.83		2.80	25.77	$16,801
2005	$13.03	0.32	(0.23)	0.09	(0.32)	—	(0.32)	$12.80	2.50		1.25		1.24		1.82		0.73	26.33	$20,021

Class I Shares
2010(b)	$13.10	0.23	(0.05)	0.18	(0.23)	—	(0.23)	$13.05	3.47	(d)	0.63	(d)	0.63	(d)	0.63	(d)	1.36	4.33	$59,151
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81		0.65		0.65		0.65		8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66		0.65		0.63		0.65		1.77	34.88	$41,814
2007	$12.78	0.47	(0.04)	0.43	(0.47)	—	(0.47)	$12.74	3.71		0.66		0.65		0.68		3.44	22.71	$31,918
2006	$12.80	0.44	(0.02)	0.42	(0.44)	—	(0.44)	$12.78	3.50		0.66		0.55		0.71		3.39	25.77	$28,334
2005	$13.03	0.40	(0.23)	0.17	(0.40)	—	(0.40)	$12.80	3.09		0.68		0.67		0.73		1.31	26.33	$30,843

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,011.90	$4.87
Hypothetical*	$1,000.00	$1,020.09	$4.89
Class C Shares
Actual	$1,000.00	$1,010.60	$6.18
Hypothetical*	$1,000.00	$1,018.78	$6.21
Class I Shares
Actual	$1,000.00	$1,013.60	$3.18
Hypothetical*	$1,000.00	$1,021.77	$3.20

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.23%; I: 0.63%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1070

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg New Mexico Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Bank of America (BofA) Merrill Lynch 7-12 Year Municipal Bond Index – The BofA Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00% . The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	6.98%	4.42%	3.97%	4.28%	4.97%
With sales charge	4.80%	3.71%	3.55%	4.07%	4.86%

30-DAY YIELDS, A SHARES

As of March 31, 2010

Annualized Distribution Yield	SEC Yield
3.09%	2.28%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2010

Number of Bonds	127
Duration	4.5 Yrs
Average Maturity	8.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2010

We are often asked to compare Thornburg New Mexico Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New Mexico Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and, for residents of New Mexico, state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg New Mexico Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New Mexico Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Other States Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg New Mexico Intermediate Municipal Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2010

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class A shares declined by 18 cents to $13.45 during the six months ended March 31, 2010. If you were with us for the entire period, you received dividends of 22.5 cents per share. If you reinvested your dividends, you received 22.6 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses.

After a couple of years of unprecedented volatility, the municipal bond market has regained its status as one of the least exciting U.S. capital markets. While we embrace the new reality – slow and steady is what we strive for – we do not entirely trust it. Like other U.S. markets, the municipal market is benefiting from U.S. Treasury and Federal Reserve Bank support. By setting the Fed Funds Rate effectively at 0%, the Federal Open Market Committee (FOMC) is effectively pushing hundreds of billions of dollars into bonds and bond funds. Flows into bond funds were $357 billion last year and may reach that level again this year. While we do not expect the Federal Reserve (the Fed) to hike the Fed Funds Rate soon, it is a reasonable bet that the next move will not be down. A significantly higher Fed Funds Rate, if and when it materializes, would likely not be good for bond fund flows or bond prices.

The second major element of federal support has been the implementation of the Build America Bond (BAB) program. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy of 35% of their interest cost from the federal government. The program has been very popular, with almost $100 billion issued since the first deal was sold in April 2009. BAB issues currently account for over 30% of new issue municipal bond supply, crowding out much of the supply of traditional tax-exempt bonds. The reduced supply, coupled with heavy demand for bonds has provided significant support to municipal bond prices. The BAB program is scheduled to expire at the end of this year, but will probably be extended, most likely with a reduced subsidy. Depending upon the final form of the program, we may see the balance shift back to more traditional tax-exempt issuance in 2011, which could erode some support for bond prices.

Another part of the American Recovery and Reinvestment Act allocated approximately $280 billion to the states for various stimulus-related projects. The federal dollars helped the states close over $300 billion of budget gaps during the current recession, but most of that money will be spent by June 30, 2011. If tax revenues come back strongly over the next 12-24 months, the disappearing stimulus money may not be missed. However, if tax revenues are slow to bounce back, budget balancing will remain a perilous task.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Working in the opposite direction, higher tax rates should bolster demand for tax-exempt municipals, as Bush tax cuts expire and the highest marginal tax rates climb back up to 39.6% from 35%. On top of this, the recently signed health insurance reform law applies Medicare taxes to virtually all investment income except interest from tax-exempt municipal bonds. We believe that the status of municipal bonds as perhaps the last true legal tax shelter available to investors is not fully priced into the market.

The U.S. economy apparently hit bottom last summer and has been growing the last three quarters. However, payroll employment growth just showed up last month, and so many jobs were lost in the last two years that it will take several years of robust growth just to get back down to 6% unemployment. Most banks are still very reluctant to increase lending, and core consumer price inflation has slowed to a level not seen since 1960. So, despite the large amount of additional debt (particularly from the U.S. Treasury) coming into the marketplace, we don’t expect a dramatic rise in interest rates this year.

After three quarters of positive GDP growth, state tax revenues are still falling. The fourth quarter of 2009 marks the fifth consecutive quarter of declining state tax revenues. The rate of decline has moderated to 4.2% from a peak of 16.5% in the second quarter, but state tax revenues are still down over 8% from levels two years ago. Prior to the current downturn, state tax revenues grew 5 to 5.5% on average for two decades, allowing budgets and entitlements to expand at an unsustainable pace. Most states are going through a very difficult adjustment process and dealing with shrinking tax revenues in very different ways.

New Mexico’s economy has held up significantly better than the national economy in the current downturn. The March 2010 unemployment rate is 8.8%, up from 6.3% a year ago, but almost 1% below the national average. The state has used a combination of spending cuts, tax increases, reserve fund draws, and stimulus funds to plug a $373 million gap in its $5.4 billion 2011 fiscal year budget. While the budget appears sound, it does draw reserves down to only $233 million and anticipates a 6% increase in recurring revenues. We will have to keep watching to see if the assumptions hold up or if further measures become necessary.

Tax revenues have held up much better at the local level, not yet going negative and growing 4.6% in the fourth quarter of 2009. Most local governments rely heavily on property taxes, which have traditionally been quite stable, and have proven to be so even in the worst real estate downturn in decades. Real estate taxes take a while to adjust and there are some areas of the country that are starting to see significantly lower tax revenues as properties make their way through the appeal process. We are watching these trends as they develop. Revenue bonds such as municipal utility bonds, hospital bonds, and toll roads have generally held up quite well in the current recession and we continue to find issuers we like in these sectors. Hospitals, in particular, appear to be one of the few clear winners coming out of the recent health care reform law.

Despite much improved market liquidity, strong demand for bonds, and general economic optimism, it is a clearly a time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 89% invested in bonds rated A or above by at least one of the major rating agencies. Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 125 municipal obligations from all over the state. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the next page describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

8    Certified Semi-Annual Report

The Class A shares of your Fund produced a total return of 0.34% (at NAV) over the six-month period ended March 31, 2010, compared to a negative 0.13% return for the BofA Merrill Lynch 7-12 Year Municipal Bond Index. Over the last six months, 1-5 year bonds outperformed longer-term bonds, and revenue bonds generally outperformed general obligation bonds. The Fund’s overweight of revenue bonds and short-term bonds relative to the index contributed to its outperformance.

As of 3/31/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

Historically, our practice of laddering a diversified portfolio of short- and intermediate-maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments.

Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	$4,000,000	$4,384,000
Albuquerque GO, 3.25% due 7/1/2011	AAA/Aa2	3,000,000	3,102,270
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	AAA/Aa3	1,775,000	1,692,480
Albuquerque GRT, 0% due 7/1/2012 (Insured: AGM)	AAA/Aa3	225,000	210,607
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa3	1,340,000	1,473,678
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa3	3,000,000	3,299,280
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	1,170,000	1,208,587
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	2,140,000	2,200,284
Albuquerque Municipal School District GO, 5.00% due 8/1/2015	AA/Aa2	1,175,000	1,191,697
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: AGM)	AAA/Aa3	415,000	419,860
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	175,000	175,084
Bernalillo County GRT, 5.25% due 10/1/2012	AAA/Aa3	1,000,000	1,101,670
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: Natl-Re)	AA/Aa3	3,000,000	3,334,590
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	AAA/Aa3	3,170,000	3,716,191
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	AAA/Aa3	1,275,000	1,498,826
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	AAA/Aa3	3,850,000	4,554,165
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	AAA/Aa2	1,520,000	1,695,575
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	AAA/Aa2	1,000,000	1,136,080
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	AAA/Aa2	1,420,000	1,532,322
Chaves County GRT, 5.00% due 7/1/2017 pre-refunded 7/1/2010 (Insured: FGIC)	NR/A3	1,000,000	1,011,810
Chaves County GRT, 5.05% due 7/1/2019 pre-refunded 7/1/2010 (Insured: FGIC)	NR/A3	735,000	743,769
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	NR/NR	555,000	573,454
Colfax County GRT, 5.00% due 9/1/2019	A-/NR	1,000,000	1,000,180
Colfax County GRT, 5.50% due 9/1/2029	A-/NR	2,510,000	2,524,533
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,091,625
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	586,633
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	660,267
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,325,000	2,369,710
Farmington PCR, 0.30% due 5/1/2024 put 4/1/2010 (LOC: Barclays Bank) (daily demand notes)	A-1+/VMIG1	6,800,000	6,800,000
Farmington PCR, 4.00% due 6/1/2032 put 8/1/2012 (El Paso Electric Co; Insured: FGIC)	BBB/Baa2	2,000,000	2,003,880
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: AGM)	AAA/Aa3	6,095,000	6,354,159
Gallup PCR Tri-State Generation, 5.00% due 8/15/2011 (Insured: AMBAC)	A/Baa1	500,000	520,675
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	A/Baa1	3,345,000	3,537,137
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	A/Baa1	2,110,000	2,260,422
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	A/Baa1	3,540,000	3,673,033
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	AA/Aa2	1,565,000	1,712,360
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	AA/Aa2	1,655,000	1,798,786
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	AA/Aa2	1,745,000	1,883,989
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	BBB/NR	700,000	708,085
Guam Government, 5.375% due 12/1/2024	BBB-/NR	2,000,000	2,009,580
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	AA+/A1	1,000,000	1,139,110

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	AA+/A1	$1,000,000	$1,087,220
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	AA+/A1	3,000,000	3,266,550
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	AA+/A1	1,000,000	1,084,570
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: AGM)	AAA/Aa3	1,265,000	1,400,646
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (AMT)	AAA/Aaa	2,000,000	2,091,860
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	NR/Aa3	2,280,000	2,516,938
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: Natl-Re)	AA+/Aa2	2,660,000	2,912,806
New Mexico Finance Authority, 5.00% due 6/15/2014 (Insured: Natl-Re)	AA+/Aa2	2,100,000	2,382,807
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,114,940
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	NR/Aa3	2,360,000	2,654,811
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	NR/Aa3	2,915,000	3,134,208
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: Natl-Re)	NR/Aa3	1,215,000	1,294,668
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	AA+/Aa2	365,000	390,787
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: Natl-Re)	AA-/Aa3	1,300,000	1,383,538
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: Natl-Re)	AA-/Aa3	7,000,000	7,515,620
New Mexico Highway Commission Senior Sub Lien Tax, 5.00% due 6/15/2010 (ETM)	AAA/Aa2	255,000	257,443
New Mexico Highway Commission Senior Sub Lien Tax, 5.00% due 6/15/2010	AAA/Aa2	245,000	247,394
New Mexico Highway Commission Senior Sub Lien Tax, 5.50% due 6/15/2014 pre-refunded 6/15/2011	AAA/Aa2	2,000,000	2,117,920
New Mexico Hospital Equipment Loan Council, 4.80% due 8/1/2010 (Presbyterian Healthcare Services)	AA-/Aa3	500,000	505,355
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Services)	AA-/Aa3	3,205,000	3,449,798
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/Baa1	1,730,000	1,952,391
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/Baa1	1,000,000	1,128,550
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/Baa1	1,185,000	1,337,332
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA-/Aa3	6,000,000	6,584,280
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/Baa1	1,000,000	1,140,820
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	960,000	838,186
New Mexico MFA Forward Mtg, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	AAA/NR	115,000	119,907
New Mexico MFA MFR, 5.05% due 9/1/2027 (St. Anthony Apartments; Insured: FHA) (AMT)	AAA/NR	890,000	895,429
New Mexico MFA MFR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	AA-/NR	2,335,000	2,445,936
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	NR/Aaa	2,000,000	2,088,480
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	NR/Aaa	1,910,000	1,994,498
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	NR/Aaa	2,785,000	2,908,208
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	AAA/NR	145,000	150,072
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,410,000	1,457,009
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,955,000	2,048,801
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	3,075,000	3,172,539
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,755,000	1,833,290
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Collateralized: GNMA/FNMA/FHLMC)	AAA/NR	990,000	1,031,907
New Mexico Severance Tax, 5.00% due 7/1/2010 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,011,860
New Mexico State University, 5.00% due 4/1/2013 (Insured: AGM)	AAA/Aa3	1,000,000	1,105,870
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: Natl-Re/FGIC)	AA-/A1	955,000	1,065,885
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA-/A1	555,000	610,755

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: Natl-Re/FGIC)	AA-/A1	$1,000,000	$1,047,920
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	NR/A1	400,000	426,864
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	NR/A1	1,725,000	1,781,494
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/A1	1,225,000	1,364,993
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,696,209
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	NR/Baa2	1,420,000	1,490,205
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	NR/Baa2	1,335,000	1,363,823
Santa Fe Community College GO, 1.00% due 8/1/2010	NR/Aa2	4,100,000	4,109,143
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	BBB-/NR	1,099,000	1,099,835
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	BBB-/NR	1,835,000	1,834,890
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,705,000	1,644,046
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	929,130
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	925,743
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: AGM)	AAA/Aa3	1,000,000	1,114,780
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: AGM)	AAA/Aa3	1,520,000	1,746,997
Santa Fe County GRT, 5.00% due 6/1/2025	AA+/Aa2	1,400,000	1,504,314
Santa Fe County GRT, 5.00% due 6/1/2026	AA+/Aa2	1,535,000	1,638,766
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	BBB+/NR	990,000	990,307
Santa Fe GRT, 5.25% due 6/1/2014 (Insured: AMBAC)	AA+/A1	1,025,000	1,090,467
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	NR/Aaa	30,000	30,085
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	NR/Aaa	50,000	50,129
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	NR/Aaa	85,000	85,109
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	NR/Baa1	1,000,000	1,011,590
Taos County GRT, 4.75% due 10/1/2012 (ETM)	NR/Baa1	1,500,000	1,633,095
University of New Mexico, 5.25% due 6/1/2013	AA/Aa3	665,000	719,690
University of New Mexico, 5.25% due 6/1/2014	AA/Aa3	335,000	361,428
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	AA/Aa3	1,590,000	1,806,431
University of New Mexico, 5.25% due 6/1/2015	AA/Aa3	1,195,000	1,315,420
University of New Mexico, 5.25% due 6/1/2016	AA/Aa3	645,000	695,884
University of New Mexico, 5.25% due 6/1/2017	AA/Aa3	1,730,000	1,864,559
University of New Mexico, 5.25% due 6/1/2018	AA/Aa3	1,825,000	1,963,298
University of New Mexico, 5.25% due 6/1/2018	AA/Aa3	1,200,000	1,320,924
University of New Mexico, 5.25% due 6/1/2021	AA/Aa3	1,000,000	1,078,920
University of New Mexico, 6.00% due 6/1/2021	AA/Aa3	610,000	712,645
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2016 (Insured: AGM/FHA)	AAA/Aa3	2,920,000	3,127,174
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2017 (Insured: AGM/FHA)	AAA/Aa3	2,000,000	2,119,840
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2018 (Insured: AGM/FHA)	AAA/Aa3	2,000,000	2,102,880
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2019 (Insured: AGM/FHA)	AAA/Aa3	3,000,000	3,136,290
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2019 (Insured: AGM/FHA)	AAA/Aa3	3,000,000	3,133,890
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2020 (Insured: AGM/FHA)	AAA/Aa3	2,310,000	2,402,977
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2020 (Insured AGM/FHA)	AAA/Aa3	500,000	520,030
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	1,816,280
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Villa Hermosa Apartments; Collateralized: GNMA) (AMT)	CC/NR	1,105,000	1,024,524
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	BBB/Baa3	5,000,000	5,335,700

TOTAL INVESTMENTS — 98.68% (Cost $ 223,570,513)			$232,791,045
OTHER ASSETS LESS LIABILITIES — 1.32%			3,123,394

NET ASSETS — 100.00%			$235,914,439

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
Mtg	Mortgage
MFR	Multi-Family Revenue Bond
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $223,570,513) (Note 2)	$232,791,045
Cash	146,690
Receivable for fund shares sold	381,350
Interest receivable	3,138,944
Prepaid expenses and other assets	1,229

Total Assets	236,459,258

LIABILITIES
Payable for fund shares redeemed	122,657
Payable to investment advisor and other affiliates (Note 3)	172,659
Accounts payable and accrued expenses	35,486
Dividends payable	214,017

Total Liabilities	544,819

NET ASSETS	$235,914,439

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,824)
Net unrealized appreciation on investments	9,220,532
Accumulated net realized gain (loss)	(307,533)
Net capital paid in on shares of beneficial interest	227,027,264

$235,914,439

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($189,103,644 applicable to 14,064,217 shares of beneficial interest outstanding - Note 4)	$13.45
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.72

Class D Shares:
Net asset value, offering and redemption price per share ($20,030,681 applicable to 1,489,079 shares of beneficial interest outstanding - Note 4)	$13.45

Class I Shares:
Net asset value, offering and redemption price per share ($26,780,114 applicable to 1,992,750 shares of beneficial interest outstanding - Note 4)	$13.44

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $482,920)	$5,002,421

EXPENSES:
Investment advisory fees (Note 3)	581,533
Administration fees (Note 3)
Class A Shares	116,961
Class D Shares	11,473
Class I Shares	6,780
Distribution and service fees (Note 3)
Class A Shares	233,921
Class D Shares	92,252
Transfer agent fees
Class A Shares	26,201
Class D Shares	3,538
Class I Shares	1,239
Registration and filing fees
Class A Shares	261
Class D Shares	97
Class I Shares	220
Custodian fees (Note 3)	35,974
Professional fees	11,574
Accounting fees	5,269
Trustee fees	3,345
Other expenses	9,025

Total Expenses	1,139,663
Less:
Distribution fees waived (Note 3)	(46,126)
Fees paid indirectly (Note 3)	(781)

Net Expenses	1,092,756

Net Investment Income	3,909,665

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(369)
Net change in unrealized appreciation (depreciation) of investments	(3,108,964)

Net Realized and Unrealized Loss	(3,109,333)

Net Increase in Net Assets Resulting From Operations	$800,332

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,909,665	$7,681,490
Net realized gain (loss) on investments	(369)	112,309
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,108,964)	16,000,619

Net Increase (Decrease) in Net Assets Resulting from Operations	800,332	23,794,418

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,127,414)	(6,101,848)
Class D Shares	(282,636)	(551,422)
Class I Shares	(499,615)	(1,028,220)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	3,670,885	11,158,658
Class D Shares	2,971,575	545,907
Class I Shares	(367,713)	1,750,212

Net Increase in Net Assets	3,165,414	29,567,705

NET ASSETS:
Beginning of Period	232,749,025	203,181,320

End of Period	$235,914,439	$232,749,025

*	Unaudited

See notes to financial statements.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$232,791,045	$—	$232,791,045	$—

Total Investments in Securities	$232,791,045	$—	$232,791,045	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $1,808 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $46,126 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $781.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	918,809	$12,396,180	2,378,616	$31,086,102
Shares issued to shareholders in reinvestment of dividends	140,626	1,894,075	282,925	3,693,096
Shares repurchased	(787,558)	(10,619,370)	(1,840,942)	(23,620,540)

Net Increase (Decrease)	271,877	$3,670,885	820,599	$11,158,658

Class D Shares
Shares sold	379,633	$5,129,281	391,536	$5,149,917
Shares issued to shareholders in reinvestment of dividends	15,997	215,551	33,869	442,320
Shares repurchased	(175,589)	(2,373,257)	(384,329)	(5,046,330)

Net Increase (Decrease)	220,041	$2,971,575	41,076	$545,907

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	524,893	$7,079,294	194,089	$2,427,879
Shares issued to shareholders in reinvestment of dividends	26,181	352,446	59,290	773,319
Shares repurchased	(577,987)	(7,799,453)	(112,173)	(1,450,986)

Net Increase (Decrease)	(26,913)	$(367,713)	141,206	$1,750,212

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,835,530 and $3,010,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$223,570,513

Gross unrealized appreciation on a tax basis	$9,868,110
Gross unrealized depreciation on a tax basis	(647,578)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,220,532

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2011	$145,437
2013	255
2014	49,136
2015	112,336

$307,164

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

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Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.63	0.22	(0.18)	0.04	(0.22)	—	(0.22)	$13.45	3.34	(d)	0.96	(d)	0.96	(d)	0.96	(d)	0.34		1.34	$189,104
2009(c)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79		14.12	$187,940
2008(c)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56		0.97		0.95		0.97		(0.00	)(e)	13.48	$163,928
2007(c)	$13.20	0.47	(0.10)	0.37	(0.47)	—	(0.47)	$13.10	3.55		0.98		0.97		0.98		2.82		17.38	$169,130
2006(c)	$13.22	0.45	(0.02)	0.43	(0.45)	—	(0.45)	$13.20	3.41		0.99		0.98		0.99		3.31		11.59	$196,163
2005(c)	$13.40	0.43	(0.18)	0.25	(0.43)	—	(0.43)	$13.22	3.22		0.99		0.98		0.99		1.88		16.63	$212,335
Class D Shares
2010(b)	$13.63	0.14	(0.11)	0.03	(0.21)	—	(0.21)	$13.45	3.08	(d)	1.22	(d)	1.22	(d)	1.73	(d)	0.21		1.34	$20,031
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50		14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29		1.24		1.22		1.74		(0.35)		13.48	$15,525
2007	$13.21	0.43	(0.10)	0.33	(0.43)	—	(0.43)	$13.11	3.30		1.23		1.23		1.77		2.57		17.38	$13,524
2006	$13.23	0.41	(0.02)	0.39	(0.41)	—	(0.41)	$13.21	3.15		1.24		1.24		1.82		3.04		11.59	$14,113
2005	$13.41	0.39	(0.18)	0.21	(0.39)	—	(0.39)	$13.23	2.96		1.25		1.24		1.83		1.62		16.63	$18,577
Class I Shares
2010(b)	$13.62	0.36	(0.29)	0.07	(0.25)	—	(0.25)	$13.44	3.68	(d)	0.62	(d)	0.62	(d)	0.62	(d)	0.51		1.34	$26,780
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18		14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90		0.63		0.61		0.63		0.26		13.48	$23,728
2007(f)	$13.10	0.34	—	0.34	(0.34)	—	(0.34)	$13.10	3.95	(d)	0.63	(d)	0.62	(d)	0.63	(d)	2.64		17.38	$19,427

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Total return figure was less than 0.01% .
(f)	Effective date of this class of shares was February 1, 2007.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,003.40	$4.79
Hypothetical*	$1,000.00	$1,020.15	$4.83
Class D Shares
Actual	$1,000.00	$1,002.10	$6.10
Hypothetical*	$1,000.00	$1,018.84	$6.15
Class I Shares
Actual	$1,000.00	$1,005.10	$3.08
Hypothetical*	$1,000.00	$1,021.86	$3.11

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.22%; I: 0.62%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

30    This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH178

Important Information

The information presented on the following pages is current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Bank of America (BofA) Merrill Lynch 7-12 Year Municipal Bond Index – The BofA Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence were recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.07%. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses do not exceed 0.99%.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	5.76%	4.13%	3.77%	4.24%	4.20%
With sales charge	3.64%	3.43%	3.36%	4.02%	4.03%

30-DAY YIELDS, A SHARES
As of March 31, 2010
Annualized Distribution Yield	SEC Yield
3.28%	2.52%

Without fee waivers and expense reimbursements, the 30-day SEC yield would have been 2.46% and the Annualized Distribution Yield would have been 3.14%.

KEY PORTFOLIO ATTRIBUTES
As of March 31, 2010

Number of Bonds	47
Duration	4.2 Yrs
Average Maturity	8.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

4    This page is not part of the Semi-Annual Report.

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER NEW YORK TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2010

We are often asked to compare Thornburg New York Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg New York Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New York Intermediate Municipal Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New York Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by New York tax-exempt money market funds are generally exempt from federal income tax and for residents of New York State and New York City, state, and local income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg New York Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New York Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper New York Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg New York Intermediate Municipal Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

George Strickland Co-Portfolio Manager

April 15, 2010

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares declined by 32 cents to $12.47 during the six months ended March 31, 2010. If you were with us for the entire period, you received dividends of 22.3 cents per share. If you reinvested your dividends, you received 22.5 cents per share. Dividends per share on an annual basis were higher for Class I shares to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	After a couple of years of unprecedented volatility, the municipal bond market has regained its status as one of the least exciting U.S. capital markets. While we embrace the new reality – slow and steady is what we strive for – we do not entirely trust it. Like other U.S. markets, the municipal market is benefiting from U.S. Treasury and Federal Reserve Bank support. By setting the Fed Funds Rate effectively at 0%, the Federal Open Market Committee (FOMC) is basically pushing hundreds of billions of dollars into bonds and bond funds. Flows into bond funds were $357 billion last year and may reach that level again this year. While we do not expect the Federal Reserve (the Fed) to hike the Fed Funds Rate soon, it is a reasonable bet that the next move will not be down. A significantly higher Fed Funds Rate, if and when it materializes, would likely not be good for bond fund flows or bond prices.

Christopher Ihlefeld Co-Portfolio Manager

The second major element of federal support has been the implementation of the Build America Bond (BAB) program. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy of 35% of their interest cost from the federal government. The program has been very popular, with almost $100 billion issued since the first deal was sold in April 2009. BAB issues currently account for over 30% of new issue municipal bond supply, crowding out much of the supply of traditional tax-exempt bonds. The reduced supply, coupled with heavy demand for bonds has provided significant support to municipal bond prices. The BAB program is scheduled to expire at the end of this year, but will probably be extended, most likely with a reduced subsidy. Depending upon the final form of the program, we may see the balance shift back to more traditional tax-exempt issuance in 2011, which could erode some support for bond prices.

Another part of the American Recovery and Reinvestment Act allocated approximately $280 billion to the states for various stimulus-related projects. The federal dollars helped the states close over $300 billion of budget gaps during the current recession, but most of that money will be spent by June 30, 2011. If tax revenues come back strongly over the next 12-24 months, the disappearing stimulus money may not be missed. However, if tax revenues are slow to bounce back, budget balancing will remain a perilous task.

Working in the opposite direction, higher tax rates should bolster demand for tax-exempt municipals, pals, as Bush tax cuts expire and the highest marginal tax rates climb back up to 39.6% from 35%.

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Letter to Shareholders,

Continued

On top of this, the recently signed health insurance reform law applies Medicare taxes to virtually all investment income except interest from tax-exempt municipal bonds. We believe that the status of municipal bonds as perhaps the last true legal tax shelter available to investors is not fully priced into the market.

The U.S. economy apparently hit bottom last summer and has been growing the last three quarters. However, payroll employment growth just showed up last month, and so many jobs were lost in the last two years that it will take several years of robust growth just to get back down to 6% unemployment. Most banks are still very reluctant to increase lending, and core consumer price inflation has slowed to a level not seen since 1960. So, despite the large amount of additional debt (particularly from the U.S. Treasury) coming into the marketplace, we don’t expect a dramatic rise in interest rates this year.

After three quarters of positive GDP growth, state tax revenues are still falling. The fourth quarter of 2009 marks the fifth consecutive quarter of declining state tax revenues. The rate of decline has decreased to 4.2% from a peak of 16.5% in the second quarter, but state tax revenues are still down over 8% from levels two years ago. Prior to the current downturn, state tax revenues grew 5 to 5.5% on average for two decades, allowing budgets and entitlements to expand at an unsustainable pace. Most states are going through a difficult adjustment process and are dealing with shrinking tax revenues in very different ways.

New York’s economy has held up significantly better than the national economy in the current downturn. The March 2010 unemployment rate is 8.6%, up from 7.8% a year ago, but over two percent below the national average. However, tax receipts have been hampered by the state’s heavy reliance on the financial services industry and income taxes. New York used a combination of spending cuts, tax increases, reserve fund draws, and stimulus funds to plug a $17.9 billion gap in its 2010 fiscal year budget, but faces an additional $9.5 billion gap in the 2011 budget. Wall Street profits have bounced back strongly and tax revenues have recently started growing again, but the state will continue to face challenges as federal stimulus funds run out and the temporary income tax increase expires in 2012. We will have to keep watching to see how the state deals with these new hurdles.

Tax revenues have held up much better at the local level, not yet going negative and growing 4.6% in the fourth quarter of 2009. Most local governments rely heavily on property taxes, which have traditionally been quite stable, and have proven to be so even in the worst real estate downturn in decades. Real estate taxes take a while to adjust and there are some areas of the country that are starting to see significantly lower tax revenues as properties make their way through the appeal process. We are watching these trends as they develop. Revenue bonds such as municipal utility bonds, hospital bonds, and toll roads have generally held up quite well in the current recession, and we continue to find issuers we like in these sectors. Hospitals, in particular, appear to be one of the few clear winners coming out of the recent health care reform law.

Despite much improved market liquidity, strong demand for bonds, and general economic optimism, it is a clearly a time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 77% invested in bonds rated A or above by at least one of the major rating agencies. Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 45 municipal obligations from all over the state. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest

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toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

As of 3/31/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

The Class A shares of your Fund produced a total return of negative 0.75% (at NAV) over the six-month period ended March 31, 2010, compared to a negative 0.13% return for the BofA Merrill Lynch 7-12 Year Municipal Bond Index. Over the last six months, 5-10 year bonds outperformed longer-term bonds. The Fund’s overweighting of 10-20 year bonds relative to the index contributed to its underperformance, as did a substantial price adjustment on some bonds issued for the American Folk Art Museum.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	$465,000	$462,414
Brookhaven IDA Civic Facility Revenue, 4.25% due 11/1/2037 put 11/1/2011 (LOC: North Fork Bank)	A-/NR	1,085,000	1,085,271
Clarence Central School District, 5.00% due 5/15/2016 (Insured: AGM; State Aid Withholding)	NR/Aa3	2,000,000	2,147,220
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,113,398
Erie County IDA School Facilities Revenue, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/A1	1,000,000	1,082,500
Guam Government, 5.375% due 12/1/2024	BBB-/NR	1,000,000	1,004,790
Hempstead IDA, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	BB+/Baa2	1,200,000	1,201,920
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	495,000	499,163
Nassau County IDA, 4.75% due 3/1/2026 (NY Institute of Technology)	BBB+/Baa2	1,000,000	972,740
New York City GO, 0.32% due 8/1/2023 put 4/1/2010 (LOC: Allied Irish Bank PLC) (daily demand notes)	A-1/VMIG1	250,000	250,000
New York City GO, 5.00% due 8/1/2025	AA/Aa3	400,000	422,320
New York City GO, 0.29% due 11/1/2026 put 4/1/2010 (Insured: AGM) (daily demand notes)	A-1/VMIG1	700,000	700,000
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A3	1,000,000	1,162,350
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	AAA/A2	1,000,000	1,068,310
New York City Transitional Finance Authority, 5.25% due 8/1/2016 (Insured: AMBAC)	AAA/Aa1	1,000,000	1,089,340
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (State Aid Withholding)	AA-/A1	1,000,000	1,081,830
New York City Transitional Finance Authority, 5.00% due 11/1/2020	AAA/Aa1	1,000,000	1,089,170
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	561,614
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	NR/A2	1,000,000	1,064,930
New York Dormitory Authority, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/NR	350,000	352,940
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/NR	370,000	384,012
New York Dormitory Authority, 5.25% due 8/15/2013 (Master Boces; Insured: AGM)	AAA/Aa3	1,000,000	1,056,790
New York Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	AA-/NR	1,000,000	1,115,200
New York Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AAA/Aa3	600,000	652,680
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	664,296
New York Dormitory Authority, 5.00% due 10/1/2018 (School District Revenue; Insured: AGM)	AAA/Aa3	1,000,000	1,098,510
New York Dormitory Authority, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Mental Health Services; Insured: Natl-Re)	AA-/NR	585,000	624,160
New York Dormitory Authority, 5.50% due 7/1/2019 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,400,000	1,436,680
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	NR/Aa1	1,000,000	1,013,790
New York Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/A1	1,000,000	1,056,020
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,040,170
New York Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AAA/Aa3	500,000	528,010
New York Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/Baa1	1,000,000	1,006,410

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	AAA/Aa3	$1,000,000	$1,088,480
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: AGM)	AAA/Aa3	1,000,000	1,079,870
New York Environmental Facilities Corp. PCR Water, 6.875% due 6/15/2014 (State Revolving Fund)	AAA/Aaa	400,000	402,084
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	A+/A1	1,000,000	1,071,400
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	AA/NR	1,000,000	1,079,370
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,093,780
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	NR/Aa3	450,000	456,021
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AAA/Aa2	1,000,000	1,087,740
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	AAA/NR	750,000	775,815
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/A1	1,000,000	1,065,240
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	AA-/Aa2	1,410,000	1,513,381
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	710,000	746,998
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	NR/A1	210,000	216,833
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	1,350,000	1,353,889

TOTAL INVESTMENTS — 97.57% (Cost $ 41,900,157)			$43,119,849
OTHER ASSETS LESS LIABILITIES — 2.43%			1,072,063

NET ASSETS — 100.00%			$44,191,912

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $41,900,157) (Note 2)	$43,119,849
Cash	205,707
Receivable for investments sold	445,000
Receivable for fund shares sold	161,405
Interest receivable	628,770
Prepaid expenses and other assets	1,157

Total Assets	44,561,888

LIABILITIES
Payable for fund shares redeemed	285,569
Payable to investment advisor and other affiliates (Note 3)	30,160
Accounts payable and accrued expenses	16,392
Dividends payable	37,855

Total Liabilities	369,976

NET ASSETS	$44,191,912

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	1,219,692
Accumulated net realized gain (loss)	(32,312)
Net capital paid in on shares of beneficial interest	43,021,379

$44,191,912

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($43,801,339 applicable to 3,512,091 shares of beneficial interest outstanding - Note 4)	$12.47
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.72

Class I Shares:
Net asset value, offering and redemption price per share ($390,573 applicable to 31,322 shares of beneficial interest outstanding - Note 4)	$12.47

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $77,784)	$944,275

EXPENSES:
Investment advisory fees (Note 3)	103,800
Administration fees (Note 3)
Class A Shares	25,893
Class I Shares	23
Distribution and service fees (Note 3)
Class A Shares	51,786
Transfer agent fees
Class A Shares	9,385
Class I Shares	295
Registration and filing fees
Class A Shares	146
Custodian fees (Note 3)	9,402
Professional fees	10,115
Accounting fees	848
Trustee fees	640
Other expenses	3,846

Total Expenses	216,179
Less:
Expenses reimbursed by investment advisor (Note 3)	(10,773)
Fees paid indirectly (Note 3)	(27)

Net Expenses	205,379

Net Investment Income	738,896

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	6,567
Net change in unrealized appreciation (depreciation) of investments	(1,045,042)

Net Realized and Unrealized Loss	(1,038,475)

Net Decrease in Net Assets Resulting From Operations	$(299,579)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$738,896	$1,286,130
Net realized gain (loss) on investments	6,567	40,909
Increase (decrease) in unrealized appreciation (depreciation) of investments	(1,045,042)	2,647,069

Net Increase (Decrease) in Net Assets Resulting from Operations	(299,579)	3,974,108

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(737,127)	(1,286,130)
Class I Shares	(1,769)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	4,722,620	6,741,948
Class I Shares	392,687	—

Net Increase in Net Assets	4,076,832	9,429,926

NET ASSETS:
Beginning of Period	40,115,080	30,685,154

End of Period	$44,191,912	$40,115,080

*	Unaudited

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest; Class A and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$43,119,849	$—	$43,119,849	$—

Total Investments in Securities	$43,119,849	$—	$43,119,849	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses and administrative fees of $10,477 for Class A shares and $296 for Class I shares.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $416 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund. for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $27.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	671,666	$8,439,646	957,975	$11,722,549
Shares issued to shareholders in reinvestment of dividends	40,947	513,130	75,315	924,154
Shares repurchased	(336,783)	(4,230,156)	(481,247)	(5,904,755)

Net Increase (Decrease)	375,830	$4,722,620	552,043	$6,741,948

Class I Shares*
Shares sold	31,180	$390,918	—	$—
Shares issued to shareholders in reinvestment of dividends	142	1,769	—	—
Shares repurchased	—	—	—	—

Net Increase (Decrease)	31,322	$392,687	—	$—

*	The effective date of this class of shares was February 1, 2010.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $7,268,187 and $2,383,987, respectively.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$41,900,157

Gross unrealized appreciation on a tax basis	$1,617,661
Gross unrealized depreciation on a tax basis	(397,969)

Net unrealized appreciation (depreciation)on investments (tax basis)	$1,219,692

At March 31, 2010, the Fund had tax basis capital losses of $38,879, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2014.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

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Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$12.79	0.22	(0.32)	(0.10)	(0.22)	—	(0.22)	$12.47	3.56	(d)	0.99	(d)	0.99	(d)	1.04	(d)	(0.75)	5.87	$43,801
2009(c)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
2008(c)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61		1.01		0.99		1.08		0.07	13.42	$30,685
2007(c)	$12.38	0.46	(0.08)	0.38	(0.46)	—	(0.46)	$12.30	3.74		1.01		0.99		1.11		3.13	14.91	$33,016
2006(c)	$12.44	0.45	(0.06)	0.39	(0.45)	—	(0.45)	$12.38	3.66		1.01		0.99		1.11		3.23	15.38	$34,849
2005(c)	$12.64	0.42	(0.20)	0.22	(0.42)	—	(0.42)	$12.44	3.31		1.00		0.99		1.12		1.73	28.70	$41,375

Class I Shares
2010(b)(e)	$12.48	0.08	(0.01)	0.07	(0.08)	—	(0.08)	$12.47	3.87	(d)	0.67	(d)	0.67	(d)	1.32	(d)	0.56	5.87	$391

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2010.

See notes to financial statements.

20 Certified Semi-Annual Report	Certified Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$992.50	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class I Shares
Actual	$1,000.00	$1,017.27	$3.36
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report     23

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

24    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Income Funds

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	CUSIPS	NASDAQ SYMBOLS
Class A	885-215-103	LTUSX
Class B	885-215-848	LTUBX
Class C	885-215-830	LTUCX
Class I	885-215-699	LTUIX
Class R3	885-215-491	LTURX

Limited Term Income Fund
Class A	885-215-509	THIFX
Class C	885-215-764	THICX
Class I	885-215-681	THIIX
Class R3	885-215-483	THIRX

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Barclays Capital U.S. Corporate Index – The U.S. Corporate Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50% . The total annual fund operating expense of Class A shares is 0.94%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	3.63%	5.72%	4.67%	5.19%	5.97%
With sales charge	2.07%	5.18%	4.36%	5.03%	5.90%

30-DAY YIELDS

As of March 31, 2010

	Annualized Distribution Yield	SEC Yield
A Shares	2.95%	2.75%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2010

Number of Bonds	141
Duration	3.0 Yrs
Average Maturity	3.3 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG LIMITED TERM U.S. GOVERNMENT FUND VERSUS

LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2010

We often are asked to compare Thornburg Limited Term U.S. Government Fund to money market fund returns. U.S. Government bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term U.S. Government Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in U.S. Government bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term U.S. Government Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term U.S. Government Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by U.S. Government money market funds may be exempt from state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term U.S. Government Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term U.S. Government Fund or a U.S. Government money market fund. Neither are insured by the FDIC or any other government agency.

Lipper U.S. Government Money Market Funds Average is an arithmetic average of the total return of all U.S. Government money market mutual funds. You cannot invest in a category average.

This page is not part of the Semi-Annual Report.    5

Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50% . The total annual operating expenses of Class A shares are 1.04% . Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses do not exceed 0.99% .

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	16.81%	6.34%	5.10%	5.60%	5.66%
With sales charge	15.03%	5.80%	4.79%	5.44%	5.57%

30-DAY YIELDS

As of March 31, 2010

	Annualized Distribution Yield	SEC Yield
A Shares	3.70%	2.75%

Without fee waivers and expense reimbursements, the 30-day SEC yield would have been 2.75% and the Annualized Distribution Yield would have been 3.70% .

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2010

Number of Bonds	332
Duration	3.6 Yrs
Average Maturity	4.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 16.

6    This page is not part of the Semi-Annual Report.

THORNBURG LIMITED TERM INCOME FUND VERSUS

LIPPER MONEY MARKET FUNDS (TAXABLE) AVERAGE

Class A shares as of March 31, 2010

We often are asked to compare Thornburg Limited Term Income Fund to money market fund returns. Taxable bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term Income Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in taxable bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Income Fund took more risk than money market investors to earn their higher returns, including interest rate and credit risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Income Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by taxable money market funds are generally subject to federal income tax and state income tax (except that income from U.S. Government Securities may be exempt from state income tax).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term Income Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Income Fund or a taxable money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Money Market Funds (Taxable) Average is an arithmetic average of the total return of all taxable money market mutual funds. You cannot invest in a category average.

This page is not part of the Semi-Annual Report.    7

Thornburg Limited Term Income Funds

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8    Certified Semi-Annual Report

Letter to Shareholders

April 22, 2010

Dear Fellow Shareholder:

I am pleased to present the semi-annual report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the six-month period ended March 31, 2010. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 10 cents in the period to $13.68. If you were invested for the entire period, you received dividends of 22.6 cents per share. If you reinvested your dividends, you received 22.8 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 18 cents in the period to $12.99. If you were invested for the entire period, you received dividends of 27.5 cents per share. If you reinvested your dividends, you received 27.7 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I shares to account for varying class-specific expenses. Please examine the accompanying information for more details.

The yields on U.S. Treasuries were volatile over the course of the past year, with general price depreciation in U.S. Treasuries driving returns in that sector. A much larger factor in the fixed income market generally, however, was a nearly uninterrupted tightening in spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) on all non-Treasury bond asset classes. The two-year U.S. Treasury moved from a 0.80% yield to a 1.02% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 2.67% yield to a 3.83% yield. Credit spreads continued to tighten throughout the year after reaching their wide point in early December 2008 and revisiting similar levels early in March of 2009. As an example of the tightening in credit spreads, the Barclays Corporate Credit Index Option Adjusted Spread (or the difference between Treasuries and the average Investment Grade Corporate Bond) moved from 5.43% on March 31, 2009 to 1.50% one year later. The 30-year average of this index is 1.27%, to put these levels in perspective. In dramatic contrast to the late 2008/early 2009 time frame, non-Treasury fixed income had its best year on record.

This nearly uninterrupted recovery has been a boon to us at Thornburg, as we moved the Limited Term Income Fund’s credit allocation (along with multiple other funds) to take advantage of unprecedented levels during the late 2008/early 2009 blowout. The Fund reached its prospectus maximum in BBB-rated securities (35%) at about this time and many of those holdings continue to provide significant income for our shareholders, although the BBB-rated allocation has been pared back recently to approximately 26% of the Fund as spreads have tightened. Even in the Thornburg Limited Term U.S. Government Fund, with its more restrictive purview, we took advantage of spread widening by significantly increasing the proportion of Government Sponsored Entity (GSE) mortgage debt, which was trading at levels that provided a notable income advantage versus U.S. Treasuries.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 1.37% return over the six-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Capital Intermediate Government Bond Index produced a 0.70% total return over the same

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 1.29% . The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 3.57% over the six-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government/Credit Index produced a 1.85% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was 2.84% . Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations somewhat shorter than their benchmarks during much of the past year, and this benefited us from a pure interest rate risk perspective as U.S. Treasuries were some of the worst performing assets in the fixed income universe, with longer bonds performing the worst, given yield curve steepening. At the same time, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) clearly benefited the Fund. The Thornburg Limited Term Income portfolio maintained a high credit quality while moving to take advantage of some opportunities, particularly in corporate credits. I wrote a year ago (near to the worst of the storm) that we were able to purchase bonds which I believed “represent tremendous long-term value.” I did not at the time anticipate that all of the credit spread widening we had recently experienced would be reversed in just one year’s time, but that is indeed what occurred. The extraordinary total return environment that many fixed income asset classes experienced does not currently hold.

As a result, it is likely that the large positive returns in fixed income that were available in duration in 2008 (not that most noticed) and credit in 2009 (which everyone seemed to see) are very much gone for the time being. “Making” money in the sector will no longer be the order of the day; just “maintaining” that stored wealth will be as good as it gets. An eventual move by the Federal Reserve (the Fed) to higher rates (and an increased rate of return on cash) will only serve to reduce interest in longer term fixed income securities. As a result, investors are likely to move out of an asset class (at first slowly, and then perhaps with increasing alacrity) that they had only just rediscovered.

We believe this would be a mistake. Certainly, the fervor with which investors embraced fixed income in 2009 was overdone, but in the context of a failed cult of equity and an over-allocation to risk it was in many ways reasonable. More to the point, the reason that fixed income looked attractive was not because it offered wonderful positive returns but because it insulated investors from large negative ones. This is especially true with bond portfolios that offer a low correlation to equities (as do Thornburg’s core bond portfolios, such as the Limited Term Income Fund and the Limited Term U.S. Government Fund).

The recent volatility in the marketplace continues to underline the importance of high-quality bonds in your bond portfolio allocation. Both Thornburg Funds continue to perform even in an environment with nearly unprecedented movements in all asset classes. These periods of volatility have been relatively short in the past, and credit spreads have remained fairly well behaved. However, the past two years have shown that volatility is alive and well. Furthermore, the challenges to continued smooth economic and asset growth are significant. Though we have seen some better economic news of late, it is likely that the road to recovery will be long.

Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. The broad distribution of bond mutual fund returns in the past two years shows that those that reached for yield by taking incremental risk, for which

10    Certified Semi-Annual Report

they were not compensated, have suffered. In the following rally, those not nimble enough to take advantage of opportunities in the market did not benefit from a market recovery. In many cases, investors have been surprised by their fixed income allocation’s performance. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind. In this environment, though low-quality fixed income can move in tandem with equities, the risk of holding extremely high-quality cash instruments or U.S. Treasuries alone, is also present, especially when one considers potential erosion of purchasing power due to potential long-run inflation. As a result, we continue to try to place capital preservation (in all senses of the term) at the top of the list of priorities for these core funds. While I don’t believe that yields will rise dramatically in the near term, given an outlook for slow economic growth trends, rest assured that we at Thornburg are very cognizant of that longer-term risk, and are preparing the portfolios accordingly.

No matter the direction of interest rates or credit spreads in the near term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time.

As a final note, I am happy to have Lon Erickson join me as co-portfolio manager on the Thornburg Limited Term Income Fund. His input has been highly valuable over the course of the past couple of years, especially with regard to his corporate credit knowledge, and that input will no doubt continue to be valuable.

Thank you very much for investing in our Funds. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While we of course cannot guarantee future performance, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA	Lon Erickson, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2010 (Unaudited)

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 13.17%
United States Treasury Notes, 2.125%, 4/30/2010	$5,000,000	$5,008,106
United States Treasury Notes, 4.625%, 10/31/2011	2,000,000	2,121,680
United States Treasury Notes, 4.875%, 6/30/2012	4,000,000	4,331,562
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	1,966,016
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,541,601
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,358,906
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	983,047
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,298,860	2,445,656
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,455,560	4,714,456
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,458,150	5,790,712

TOTAL U.S. TREASURY SECURITIES (Cost $35,601,055)		37,261,742

U.S. GOVERNMENT AGENCIES — 23.07%
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	234,270
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	270,936
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,049,871
Federal Home Loan Bank, 4.125%, 8/13/2010	3,000,000	3,041,554
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,231,704
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,246,459
Federal Home Loan Bank, 2.25%, 3/26/2018	3,000,000	2,990,666
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,398,317
Federal Home Loan Mtg Corp., 5.50%, 3/28/2016	1,190,000	1,244,642
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,208,482
Federal Home Loan Mtg Corp., 5.50%, 7/15/2019	4,445,281	4,788,159
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,696,462
Federal National Mtg Assoc., 2.00%, 3/26/2015	3,000,000	2,991,710
Federal National Mtg Assoc., 3.00%, 3/22/2018	3,000,000	2,968,596
Federal National Mtg Assoc., 3.00%, 3/16/2020	3,000,000	2,994,635
Federal National Mtg Assoc., 3.00%, 3/30/2020	3,000,000	3,001,883
[a]Overseas Private Investment Corp., 4.10%, 11/15/2014	1,252,800	1,312,308
Private Export Funding Corp., 5.685%, 5/15/2012	5,000,000	5,462,660
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,949,410
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,331,362
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	4,475,625	4,848,553
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,262,246
[a,b]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,741,334	2,741,334

TOTAL U.S. GOVERNMENT AGENCIES (Cost $62,834,452)		65,266,219

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2010 (Unaudited)

Issuer-Description	Principal Amount	Value
MORTGAGE BACKED — 61.06%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	$581,354	$634,729
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	1,059,032	1,137,888
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	2,438,522	2,584,799
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	2,626,799	2,780,582
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	1,000,000	1,073,826
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	2,500,000	2,627,062
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50%, 6/15/2018	1,037,762	1,081,701
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	526,180	535,062
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	680,815	710,479
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	2,000,000	2,124,806
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	1,000,000	1,057,608
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	2,575,000	2,728,383
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	2,238,427	2,393,725
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00%, 8/15/2032	1,500,000	1,580,191
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00%, 10/15/2032	2,000,000	2,111,931
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	2,400,000	2,523,513
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00%, 2/15/2033	1,470,000	1,552,373
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	956,879	1,001,127
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	4,363,943	4,672,076
Federal Home Loan Mtg Corp., CMO Series 2834 Class VE, 5.50%, 7/15/2015	318,802	319,249
Federal Home Loan Mtg Corp., CMO Series 2901 Class UB, 5.00%, 3/15/2033	2,400,000	2,520,036
Federal Home Loan Mtg Corp., CMO Series 2943 Class HE, 5.00%, 3/15/2033	1,965,000	2,078,259
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	1,130,787	1,200,293
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50%, 5/15/2034	1,638,092	1,744,446
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	3,000,000	3,182,513
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50%, 10/15/2016	1,344,209	1,404,963
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50%, 11/15/2030	2,250,000	2,387,132
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00%, 4/15/2032	5,275,000	5,515,437
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50%, 8/15/2032	5,535,000	5,815,251
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50%, 4/15/2031	1,995,297	2,053,166
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00%, 1/15/2031	1,000,000	1,030,864
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00%, 5/15/2028	612,634	613,016
Federal Home Loan Mtg Corp., CMO Series 3219 Class PD, 6.00%, 11/15/2035	3,000,000	3,236,645
Federal Home Loan Mtg Corp., CMO Series 3228 Class PC, 5.50%, 7/15/2030	5,000,000	5,059,744
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	2,530,913	2,702,784
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50%, 8/15/2030	571,676	593,469
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50%, 10/15/2032	2,000,000	2,122,293
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	2,000,000	2,108,534
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	3,000,000	3,167,002
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	2,540,906	2,718,884
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,672,460	2,900,140
Federal Home Loan Mtg Corp., CMO Series 3541 Class PA, 5.00%, 5/15/2039	1,805,346	1,918,787
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	1,799,434	1,863,296
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	1,916,042	1,979,960
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	1,170,014	1,247,546
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	1,781,702	1,855,614
Federal Home Loan Mtg Corp., Pool 1N1736, 5.355%, 4/1/2037	484,688	504,011
Federal Home Loan Mtg Corp., Pool 298107, 10.25%, 8/1/2017	20,384	23,412
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	1,298,385	1,305,283
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	11,256	11,869
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	22,548	24,943

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2010 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	$1,014,102	$1,052,092
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	2,965,692	3,153,537
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	70,819	75,925
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	1,272,853	1,335,526
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	1,017,000	1,086,378
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	2,330,000	2,492,908
Federal National Mtg Assoc., CMO Series 2003-44 Class CB, 4.25%, 3/25/2033	2,073,989	2,144,359
Federal National Mtg Assoc., CMO Series 2003-66 Class PA, 3.50%, 2/25/2033	651,557	663,374
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	1,000,000	1,065,044
Federal National Mtg Assoc., CMO Series 2003-92 Class KH, 5.00%, 3/25/2032	2,000,000	2,108,383
Federal National Mtg Assoc., CMO Series 2004-2 Class QL, 4.00%, 2/25/2019	2,000,000	2,030,766
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	2,897,000	3,043,229
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	1,132,836	1,170,446
Federal National Mtg Assoc., CMO Series 2006-57 Class PC, 5.50%, 10/25/2032	1,780,000	1,910,478
Federal National Mtg Assoc., CMO Series 2006-78 Class MB, 5.50%, 7/25/2034	3,000,000	3,208,699
Federal National Mtg Assoc., CMO Series 2007-42 Class YA, 5.50%, 1/25/2036	1,879,360	1,972,643
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	3,956,315	4,237,423
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	2,916,000	3,096,460
Federal National Mtg Assoc., CMO Series 2007-79 Class MB, 5.50%, 12/25/2030	1,000,000	1,055,717
Federal National Mtg Assoc., CMO Series 2007-83 Class PA, 6.00%, 3/25/2029	1,151,510	1,186,733
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	2,622,990	2,789,557
Federal National Mtg Assoc., CMO Series 2008-77 Class VA, 6.00%, 7/25/2019	3,604,478	3,907,408
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	2,540,288	2,626,853
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	1,738,783	1,817,104
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	2,637,989	2,756,709
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	15,571	16,960
Federal National Mtg Assoc., Pool 050811, 7.50%, 12/1/2012	11,614	12,178
Federal National Mtg Assoc., Pool 050832, 7.50%, 6/1/2013	13,222	13,827
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	53,851	60,013
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	11,936	12,684
Federal National Mtg Assoc., Pool 250387, 7.00%, 11/1/2010	2,790	2,824
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	20,795	22,409
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	92,324	101,292
Federal National Mtg Assoc., Pool 334996, 7.00%, 2/1/2011	3,543	3,611
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	172,744	194,286
Federal National Mtg Assoc., Pool 384243, 6.10%, 10/1/2011	578,147	593,997
Federal National Mtg Assoc., Pool 406384, 8.25%, 12/1/2024	102,085	112,446
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	65,846	71,365
Federal National Mtg Assoc., Pool 516363, 5.00%, 3/1/2014	44,467	46,930
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	31,290	34,533
Federal National Mtg Assoc., Pool 895572, 5.722%, 6/1/2036	1,803,076	1,894,357
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	1,475,177	1,546,112
Federal National Mtg Assoc., REMIC Series 2002-59 Class B, 5.50%, 9/25/2017	1,444,169	1,540,268
Federal National Mtg Assoc., REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	1,618,399	1,687,050
Federal National Mtg Assoc., REMIC Series 2008-3 Class VB, 5.00%, 10/25/2022	1,000,000	1,035,545
Federal National Mtg Assoc., REMIC Series 2008-86 Class PC, 5.00%, 3/25/2034	5,000,000	5,212,666
Government National Mtg Assoc., CMO Series 2008-56 Class CH, 5.00%, 5/20/2035	5,000,000	5,133,928
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	22,570	24,360
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	1,092,722	1,168,871
Government National Mtg Assoc., Pool 409921, 7.50%, 8/15/2010	704	710
Government National Mtg Assoc., Pool 410240, 7.00%, 12/15/2010	3,299	3,354
Government National Mtg Assoc., Pool 410271, 7.50%, 8/15/2010	1,987	2,005

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2010 (Unaudited)

Issuer-Description	Principal Amount	Value
Government National Mtg Assoc., Pool 410846, 7.00%, 12/15/2010	$6,184	$6,275
Government National Mtg Assoc., Pool 430150, 7.25%, 12/15/2026	28,579	31,897
Government National Mtg Assoc., Pool 453928, 7.00%, 7/15/2017	21,707	23,625
Government National Mtg Assoc., Pool 780448, 6.50%, 8/15/2011	12,601	12,913

TOTAL MORTGAGE BACKED (Cost $168,338,949)		172,731,744

SHORT TERM INVESTMENTS — 2.12%
Federal Home Loan Bank, 0.04%, 4/13/2010	6,000,000	5,999,920

TOTAL SHORT TERM INVESTMENTS (Cost $5,999,920)		5,999,920

TOTAL INVESTMENTS — 99.42% (Cost $272,774,376)		$281,259,625
OTHER ASSETS LESS LIABILITIES — 0.58%		1,631,445

NET ASSETS — 100.00%		$282,891,070

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, the aggregate value of these securities in the Fund’s portfolio was $2,741,334, representing 0.97% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.01%
United States Treasury Notes, 5.125% due 5/15/2016	AAA/Aaa	$1,000,000	$1,122,461
United States Treasury Notes, 4.875% due 8/15/2016	AAA/Aaa	2,000,000	2,216,640
United States Treasury Notes, 3.00% due 2/28/2017	AAA/Aaa	2,000,000	1,968,750
United States Treasury Notes, 3.625% due 2/15/2020	AAA/Aaa	2,000,000	1,966,094

TOTAL U.S. TREASURY SECURITIES (Cost $7,041,864)			7,273,945

U.S. GOVERNMENT AGENCIES — 3.89%
[a]Agribank FCB, 9.125% due 7/15/2019	A/NR	4,470,000	5,085,340
Federal National Mtg Assoc., 7.00% due 3/1/2011	AAA/Aaa	1,814	1,836
Federal National Mtg Assoc., 5.095% due 12/1/2011	AAA/Aaa	117,051	121,154
Federal National Mtg Assoc., 7.491% due 8/1/2014	AAA/Aaa	21,764	21,764
Federal National Mtg Assoc., 2.00% due 3/26/2015	AAA/Aaa	3,000,000	2,991,710
Federal National Mtg Assoc., 3.00% due 3/22/2018	AAA/Aaa	3,000,000	2,968,596
Federal National Mtg Assoc., 3.00% due 3/16/2020	AAA/Aaa	3,000,000	2,994,635
Federal National Mtg Assoc., 3.00% due 3/30/2020	AAA/Aaa	3,000,000	3,001,883
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,331,363
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	3,670,869	3,927,186
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	1,144,908	1,199,412
[a,b]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	A-/NR	2,512,890	2,512,890

TOTAL U.S. GOVERNMENT AGENCIES (Cost $27,581,719)			28,157,769

OTHER GOVERNMENT — 0.81%
[a,c]Emirate of Abu Dhabi, 5.50% due 4/8/2014	AA/Aa2	1,000,000	1,087,000
[c]Nova Scotia Province Canada, 5.75% due 2/27/2012	A+/Aa2	500,000	538,269
[c]Province of Ontario Canada, 4.10% due 6/16/2014	AA-/Aa1	4,000,000	4,221,202

TOTAL OTHER GOVERNMENT (Cost $5,490,679)			5,846,471

MORTGAGE BACKED — 19.17%
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	AAA/Aaa	5,000,000	5,227,770
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	AAA/Aaa	1,556,643	1,622,552
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50% due 7/15/2018	AAA/Aaa	3,005,372	3,113,953
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	AAA/Aaa	1,000,000	1,056,584
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	AAA/Aaa	5,000,000	5,127,087
Federal Home Loan Mtg Corp., CMO Series 2738 Class QE, 5.00% due 7/15/2032	AAA/Aaa	3,000,000	3,182,709
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	AAA/Aaa	4,000,000	4,219,081
Federal Home Loan Mtg Corp., CMO Series 2780 Class VJ, 5.00% due 4/15/2015	AAA/Aaa	1,323,380	1,401,343
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	AAA/Aaa	1,042,000	1,100,390
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	AAA/Aaa	956,879	1,001,127
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	AAA/Aaa	1,513,795	1,620,682

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2902 Class QE, 5.50% due 6/15/2033	AAA/Aaa	$1,400,000	$1,498,622
Federal Home Loan Mtg Corp., CMO Series 2915 Class KD, 5.00% due 9/15/2033	AAA/Aaa	4,046,000	4,258,829
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	AAA/Aaa	2,996,797	3,195,601
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50% due 5/15/2034	AAA/Aaa	1,046,704	1,114,662
Federal Home Loan Mtg Corp., CMO Series 3083 Class U, 4.50% due 1/15/2017	AAA/Aaa	3,360,338	3,523,511
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	AAA/Aaa	5,000,000	5,282,247
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	AAA/Aaa	2,000,000	2,061,727
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	AAA/Aaa	5,300,000	5,801,104
Federal Home Loan Mtg Corp., CMO Series 3255 Class QB, 5.50% due 5/15/2029	AAA/Aaa	3,000,000	3,101,283
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	AAA/Aaa	2,142,758	2,207,992
Federal Home Loan Mtg Corp., CMO Series 3541 Class PA, 5.00% due 5/15/2039	AAA/Aaa	2,708,018	2,878,180
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	AAA/Aaa	3,598,868	3,726,592
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	AAA/Aaa	2,874,064	2,969,940
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AAA/Aaa	1,576,711	1,667,476
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	AAA/Aaa	4,942,820	5,255,894
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	AAA/Aaa	2,348,000	2,512,166
Federal National Mtg Assoc., CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	AAA/Aaa	132,985	134,111
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	AAA/Aaa	1,673,773	1,739,349
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	AAA/Aaa	927,650	981,472
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	AAA/Aaa	3,000,000	3,151,428
Federal National Mtg Assoc., CMO Series 2005-35 VG, 5.00% due 4/25/2016	AAA/Aaa	1,319,601	1,400,273
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	AAA/Aaa	2,377,517	2,547,850
Federal National Mtg Assoc., CMO Series 2006-51 Class PB, 5.50% due 8/25/2033	AAA/Aaa	3,000,000	3,204,530
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	AAA/Aaa	4,918,622	5,288,294
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	AAA/Aaa	3,840,457	4,051,545
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	AAA/Aaa	3,000,000	3,185,659
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	AAA/Aaa	3,497,319	3,750,020
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AAA/Aaa	7,959,805	8,356,258
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	AAA/Aaa	4,233,814	4,378,089
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	AAA/Aaa	2,513,710	2,621,705
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	AAA/Aaa	4,346,958	4,573,815
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	AAA/Aaa	3,446,552	3,680,701
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AAA/Aaa	1,183,042	1,245,845
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	AAA/Aaa	4,330,831	4,493,258
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AAA/Aaa	18,280	19,838
Government National Mtg Assoc., Pool 827148, 4.375% due 2/20/2024	AAA/Aaa	34,045	35,124

TOTAL MORTGAGE BACKED (Cost $137,861,062)			138,568,268

ASSET BACKED SECURITIES — 3.64%
BANKS — 0.75%
COMMERCIAL BANKS — 0.75%
Wachovia Bank Commercial Mtg Trust, Series 2005-C21 Class A-4, 5.209% due 10/15/2044	AAA/Aaa	5,000,000	5,159,184
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.876% due 2/25/2035	B-/C	991,727	144,664
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.507% due 3/25/2035	NR/NR	1,061,469	122,404

			5,426,252

CONSUMER SERVICES — 0.54%
HOTELS, RESTAURANTS & LEISURE — 0.54%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	NR/NR	4,000,000	3,883,240

			3,883,240

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
DIVERSIFIED FINANCIALS — 2.35%
CAPITAL MARKETS — 0.94%
Bear Stearns Mtg., Series 2004-3 Class 1-A2, 4.106% due 7/25/2034	A+/Aa3	$396,204	$336,769
Commercial Mtg Pass-Through Certificates, Series 2001-J1A Class C, 6.83% due 2/14/2034	NR/Aaa	3,500,000	3,603,428
[a]GS Mtg Securities Corp. II, Series 2001-ROCK, Class C, 6.878% due 5/3/2018	AAA/Aaa	545,000	574,097
GSR Mtg Loan Trust, Series 2004-3F Class 2-A10, 17.198% due 2/25/2034	AAA/NR	41,551	42,195
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 1.746% due 10/25/2028	A+/A2	1,260,610	467,523
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 3.115% due 8/25/2034	AA/NR	874,547	354,673
Morgan Stanley Dean Witter Capital Trust, Series 2000 Xl-1345 Class C, 7.577% due 9/3/2015	NR/Aaa	545,000	551,733
Morgan Stanley Dean Witter Capital Trust, Series 2001 Xl-280 Class C, 6.756% due 2/3/2016	NR/Aaa	825,000	857,124
CONSUMER FINANCE — 0.41%
[a,b]World Financial Network Series 2010-1A Class A, 4.16% due 9/15/2017	NR/NR	3,000,000	3,000,000
DIVERSIFIED FINANCIAL SERVICES — 1.00%
Banc America Mtg Securities, Inc., Series 2005 A Class B1 Floating Rate Note, 3.521% due 2/25/2035	NR/NR	2,871,265	425,261
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 4.101% due 3/25/2034	AA/A1	492,823	194,834
Countrywide Home Loan, Series 2004 Class 1-A, 3.281% due 7/20/2034	AAA/Aa3	535,052	415,222
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	AA-/Aa3	1,009,540	1,029,520
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,154,707

			17,007,086

TOTAL ASSET BACKED SECURITIES (Cost $31,330,506)			26,316,578

CORPORATE BONDS — 51.12%
AUTOMOBILES & COMPONENTS — 1.75%
AUTOMOBILES — 1.75%
[a]American Honda Finance, 2.638% due 6/29/2011	A+/A1	3,500,000	3,568,471
[a]American Honda Finance, 5.125% due 12/15/2010	A+/A1	1,500,000	1,544,952
[a]Harley Davidson Funding Corp., 6.80% due 6/15/2018	BBB/Baa1	2,500,000	2,496,100
[c]Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB/Baa2	4,000,000	4,197,424
Toyota Motor Credit Corp., 4.35% due 12/15/2010	AA/Aa1	800,000	819,031

			12,625,978

BANKS — 5.69%
COMMERCIAL BANKS — 5.69%
[a,c]ANZ National International, 6.20% due 7/19/2013	AA/Aa2	1,000,000	1,102,045
Charter One Bank NA, 5.50% due 4/26/2011	A-/A2	1,750,000	1,793,185
[a,c]Danske Bank A/S, 3.75% due 4/1/2015	A/Aa3	4,000,000	3,974,820
[a,c]ICICI Bank Ltd., 5.50% due 3/25/2015	BBB-/Baa2	5,000,000	5,073,590
National City Bank, 7.25% due 7/15/2010	A/NR	2,000,000	2,025,054
National City Bank Floating Rate Note, 0.622% due 6/7/2017	A/A2	4,000,000	3,562,512
Nations Bank Corp., 7.23% due 8/15/2012	A/A2	250,000	271,372
North Fork Bancorp, Inc., 5.875% due 8/15/2012	BBB-/Baa2	2,000,000	2,099,428
[a,c]Santander Issuances, 6.50% due 8/11/2019	AA-/Aa3	5,000,000	5,237,210
Silicon Valley Bank, 5.70% due 6/1/2012	BBB+/A2	3,500,000	3,658,021
Silicon Valley Bank, 6.05% due 6/1/2017	BBB/A3	1,000,000	936,708
Sovereign Bank, 5.125% due 3/15/2013	A-/Baa1	4,000,000	4,100,168
Webster Bank, 5.875% due 1/15/2013	BBB-/Baa1	3,000,000	2,766,870
Whitney National Bank, 5.875% due 4/1/2017	BB+/Baa1	4,000,000	3,488,988
Zions Bancorp, 7.75% due 9/23/2014	BBB-/NR	1,000,000	1,008,620

			41,098,591

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
CAPITAL GOODS — 4.17%
AEROSPACE & DEFENSE — 0.22%
Boeing Co., 5.00% due 3/15/2014	A/A2	$1,500,000	$1,623,818
ELECTRICAL EQUIPMENT — 0.34%
Emerson Electric Co., 5.75% due 11/1/2011	A/A2	800,000	859,261
Emerson Electric Co., 4.125% due 4/15/2015	A/A2	500,000	524,735
Hubbell, Inc., 6.375% due 5/15/2012	A/A3	1,000,000	1,075,382
INDUSTRIAL CONGLOMERATES — 1.48%
General Electric Capital Corp., 4.875% due 10/21/2010	AA+/Aa2	2,500,000	2,552,973
General Electric Capital Corp. Floating Rate Note, 0.411% due 6/20/2014	AA+/Aa2	4,000,000	3,795,672
[a]Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	2,500,000	2,706,050
[c]Tyco International Finance, 6.375% due 10/15/2011	BBB+/Baa1	1,500,000	1,616,145
MACHINERY — 2.13%
Caterpillar Financial Services Corp., 5.85% due 9/1/2017	A/A2	1,500,000	1,625,982
Caterpillar Financial Services Corp. Floating Rate Note, 1.035% due 6/24/2011	A/A2	3,200,000	3,227,190
[a,b]General American Railcar Corp., 6.69% due 9/20/2016	AA-/Ba3	150,295	137,929
[c]Ingersoll-Rand Global Holding Co., 9.50% due 4/15/2014	BBB+/Baa1	500,000	606,268
[a]ITW CUPIDS Finance Trust I, 6.55% due 12/31/2011	NR/A1	5,000,000	4,986,440
John Deere Capital Corp., 5.25% due 10/1/2012	A/A2	1,600,000	1,737,107
[a,c]Volvo Treasury AB, 5.95% due 4/1/2015	BBB-/Baa2	3,000,000	3,056,838

			30,131,790

COMMERCIAL & PROFESSIONAL SERVICES — 0.83%
COMMERCIAL SERVICES & SUPPLIES — 0.83%
Allied Waste North America, Inc., 6.875% due 6/1/2017	BBB/Baa3	4,000,000	4,360,000
Science Applications International Corp., 6.25% due 7/1/2012	A-/A3	1,000,000	1,094,840
Waste Management, Inc., 7.375% due 8/1/2010	BBB/Baa3	500,000	510,373

			5,965,213

CONSUMER DURABLES & APPAREL — 0.73%
HOUSEHOLD DURABLES — 0.38%
Fortune Brands, Inc., 6.375% due 6/15/2014	BBB-/Baa3	2,500,000	2,735,955
TEXTILES, APPAREL & LUXURY GOODS — 0.35%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,533,862

			5,269,817

DIVERSIFIED FINANCIALS — 6.58%
CAPITAL MARKETS — 2.53%
[c]AMVESCAP plc, 5.375% due 2/27/2013 (Guaranteed: Invesco Ltd.)	BBB+/A3	5,606,000	5,807,194
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A+/Aa3	3,000,000	3,068,613
[d,e]Lehman Brothers Holdings, Inc., 5.625% due 1/24/2013	NR/NR	1,300,000	305,500
[a,c]Macquarie Group Ltd., 6.00% due 1/14/2020	A-/A2	1,000,000	997,480
[a,c]Macquarie Group Ltd., 7.30% due 8/1/2014	A-/A2	3,000,000	3,349,836
[a,c]Macquarie Group Ltd., 7.625% due 8/13/2019	NR/NR	1,000,000	1,116,204
Merrill Lynch & Co., Inc., 6.875% due 4/25/2018	A/A2	2,000,000	2,155,338
[c]Nomura Holdings, Inc., 5.00% due 3/4/2015	BBB+/Baa2	1,500,000	1,533,322
CONSUMER FINANCE — 0.56%
American Express Credit Corp., 5.875% due 5/2/2013	BBB+/A2	2,500,000	2,708,075
Capital One Bank, 6.50% due 6/13/2013	BBB/A3	300,000	327,946
Capital One Financial Corp., 5.70% due 9/15/2011	BBB/Baa1	950,000	992,891
DIVERSIFIED FINANCIAL SERVICES — 3.49%
Bank of America Corp., 4.50% due 4/1/2015	A/A2	1,000,000	1,008,341
Bank of America Corp., 7.40% due 1/15/2011	A-/A3	1,500,000	1,569,594

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a]Bank of America Covered Bond Issuer, 5.50% due 6/14/2012	AAA/Aa2	$3,000,000	$3,202,590
[a]Bank of America Institutional Series B, 7.70% due 12/31/2026	BB/Baa3	2,000,000	1,952,500
Citigroup, Inc., 6.125% due 5/15/2018	A/A3	500,000	510,894
Citigroup, Inc., 6.50% due 8/19/2013	A/A3	1,000,000	1,078,012
Citigroup, Inc., 5.00% due 9/15/2014	A-/Baa1	3,000,000	2,995,773
[a]CME Group Index Services, 4.40% due 3/15/2018	AA/Aa3	2,000,000	1,960,434
[c]Export Import Bank of Korea, 8.125% due 1/21/2014	A/A2	1,000,000	1,160,113
[c]Korea Development Bank, 0.391% due 4/6/2010	A/A2	500,000	500,000
[c]Korea Development Bank, 8.00% due 1/23/2014	A/A2	3,000,000	3,459,726
MBNA Corp., 6.125% due 3/1/2013	A/A2	1,000,000	1,073,915
[a,c]National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A2	2,000,000	2,072,192
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,660,132

			47,566,615

ENERGY — 4.61%
ENERGY EQUIPMENT & SERVICES — 0.79%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A-/A2	2,000,000	2,150,174
Nabors Inds, Inc., 9.25% due 1/15/2019	BBB+/Baa1	1,000,000	1,243,879
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	2,000,000	2,290,638
OIL, GAS & CONSUMABLE FUELS — 3.82%
[c]BP Capital Markets plc, 3.875% due 3/10/2015	AA/Aa1	2,000,000	2,077,154
Conocophillips, 4.75% due 2/1/2014	A/A1	1,000,000	1,075,325
[a]DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	1,500,000	1,922,965
Enbridge Energy Partners LP, 9.875% due 3/1/2019	BBB/Baa2	2,000,000	2,598,884
[c]Enbridge, Inc., 5.80% due 6/15/2014	A-/Baa1	2,000,000	2,204,012
Energy Transfer Partners LP, 9.00% due 4/15/2019	BBB-/Baa3	1,000,000	1,227,912
Energy Transfer Partners LP, 6.00% due 7/1/2013	BBB-/Baa3	1,000,000	1,081,013
Enterprise Products Participating LP, 7.50% due 2/1/2011	BBB-/Baa3	250,000	261,684
Murphy Oil Corp., 6.375% due 5/1/2012	BBB/Baa3	750,000	803,586
NuStar Logistics, 7.65% due 4/15/2018	BBB-/Baa3	3,000,000	3,370,449
Occidental Petroleum Corp., 7.00% due 11/1/2013	A/A2	1,000,000	1,158,345
[c]Petrobras International Finance Co., 7.875% due 3/15/2019	BBB-/Baa1	1,500,000	1,754,337
Phillips Petroleum Co., 9.375% due 2/15/2011	A/A1	900,000	963,397
Phillips Petroleum Co., 8.75% due 5/25/2010	A/A1	250,000	252,933
Sunoco Logistics Partner, 8.75% due 2/15/2014	BBB/Baa2	500,000	579,842
[a,c]Woodside Finance Ltd., 8.125% due 3/1/2014	A-/Baa1	1,500,000	1,717,944
[a,c]Woodside Finance Ltd., 8.75% due 3/1/2019	A-/Baa1	2,500,000	3,069,075
[a,c]Woodside Finance Ltd., 4.50% due 11/10/2014	A-/Baa1	1,500,000	1,536,840

			33,340,388

FOOD, BEVERAGE & TOBACCO — 2.80%
BEVERAGES — 1.42%
Anheuser Busch Cos., Inc., 4.375% due 1/15/2013	BBB+/Baa2	2,000,000	2,107,174
Anheuser Busch Cos., Inc., 4.70% due 4/15/2012	BBB+/Baa2	1,000,000	1,057,454
[a,c]Bacardi Ltd., 7.45% due 4/1/2014	BBB/Baa1	2,500,000	2,858,417
[a,c]Bacardi Ltd., 8.20% due 4/1/2019	BBB/Baa1	1,500,000	1,797,923
Coca Cola Co., 5.75% due 3/15/2011	A+/Aa3	200,000	209,351
[a,c]Sabmiller plc, 6.50% due 7/15/2018	BBB+/Baa1	2,000,000	2,218,234
FOOD PRODUCTS — 0.30%
Conagra, Inc., 7.875% due 9/15/2010	BBB/Baa2	11,000	11,342
General Mills, 5.20% due 3/17/2015	BBB+/Baa1	1,000,000	1,085,578
Kraft Foods, Inc., 6.00% due 2/11/2013	BBB-/Baa2	1,000,000	1,097,554

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
TOBACCO — 1.08%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	$1,000,000	$1,168,888
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	1,000,000	1,229,629
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	4,000,000	4,406,788
UST, Inc., 5.75% due 3/1/2018	BBB/Baa1	1,000,000	988,825

			20,237,157

HEALTH CARE EQUIPMENT & SERVICES — 0.45%
HEALTH CARE PROVIDERS & SERVICES — 0.45%
McKesson Corp., 6.50% due 2/15/2014	A-/Baa3	1,000,000	1,116,936
UnitedHealth Group, Inc., 6.00% due 2/15/2018	A-/Baa1	1,000,000	1,067,697
Wellpoint, Inc., 6.00% due 2/15/2014	A-/Baa1	1,000,000	1,099,327

			3,283,960

HOTELS RESTAURANTS & LEISURE — 0.57%
HOTELS, RESTAURANTS & LEISURE — 0.57%
[a]Hyatt Hotels Corps., 5.75% due 8/15/2015	BBB/Baa1	2,500,000	2,551,430
[a,c]TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	1,500,000	1,604,325

			4,155,755

INSURANCE — 4.50%
INSURANCE — 4.50%
[a]Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A2	1,000,000	1,020,508
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	1,000,000	1,035,269
International Lease Finance Corp., 5.00% due 9/15/2012	BB+/B1	2,000,000	1,921,934
[a]Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,046,705
Lincoln National Corp., 4.75% due 2/15/2014	A-/Baa2	1,000,000	1,021,364
[a]Northwind Holdings LLC, Series 2007-1A Class A1 Floating Rate Bond, 1.032% due 12/1/2037 (Insured: MBIA)	NR/NR	5,879,281	4,878,804
[a]Pacific Life Global Funding CPI Floating Rate Note, 4.90% due 2/6/2016	AA-/A1	8,000,000	7,569,440
[a]Principal Life Global Funding, 4.40% due 10/1/2010	A+/Aa3	4,000,000	4,058,048
[a,c]QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	1,500,000	1,397,539
Torchmark, Corp., 9.25% due 6/15/2019	A/Baa1	4,000,000	4,790,912
Transatlantic Holdings, Inc., 5.75% due 12/14/2015	BBB+/Baa1	3,000,000	3,060,870
UnumProvident Corp., 7.625% due 3/1/2011	BBB-/Ba1	691,000	719,074

			32,520,467

MATERIALS — 1.88%
CHEMICALS — 0.97%
[a]Chevron Phillips Chemical, 7.00% due 6/15/2014	BBB/Baa1	4,000,000	4,506,236
[a]Chevron Phillips Chemical, 7.00% due 3/15/2011	BBB/Baa1	500,000	524,996
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	325,000	341,735
E.I. du Pont de Nemours & Co., 5.00% due 1/15/2013	A/A2	1,000,000	1,079,794
[c]Potash Corp. of Saskatchewan, 5.25% due 5/15/2014	A-/Baa1	500,000	540,550
CONSTRUCTION MATERIALS — 0.75%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa1	2,000,000	2,355,204
[a,c]Holcim US Finance, 6.00% due 12/30/2019 (Guaranteed: Holcim Ltd.)	BBB/Baa2	1,500,000	1,557,742
Martin Marietta Materials, Inc., 0.399% due 4/30/2010	BBB+/Baa3	1,500,000	1,498,278
METALS & MINING — 0.16%
[a,c]Anglo American Capital, 9.375% due 4/8/2014	BBB/Baa1	1,000,000	1,201,221

			13,605,756

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
MEDIA — 1.17%
MEDIA — 1.17%
Comcast Corp., 6.30% due 11/15/2017	BBB+/Baa1	$1,000,000	$1,101,767
[c]Thomson Reuters Corp., 5.95% due 7/15/2013	A-/Baa1	2,000,000	2,210,342
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,731,681
Time Warner Cable, Inc., 5.40% due 7/2/2012	BBB/Baa2	3,000,000	3,220,503
Time Warner Co., Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	229,600

			8,493,893

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.70%
PHARMACEUTICALS — 0.70%
Abbott Labs, 3.75% due 3/15/2011	AA/A1	500,000	512,961
Pfizer, Inc., 5.35% due 3/15/2015	AA/A1	2,500,000	2,754,638
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 4.476% due 2/1/2014	AA/A1	2,000,000	1,768,140

			5,035,739

REAL ESTATE — 0.14%
REAL ESTATE INVESTMENT TRUSTS — 0.14%
[a]Digital Reality Trust LP, 5.875% due 2/1/2020	BBB/Baa2	1,000,000	977,830

			977,830

RETAILING — 0.86%
SPECIALTY RETAIL — 0.86%
Best Buy Co., Inc., 6.75% due 7/15/2013	BBB-/Baa2	2,500,000	2,798,187
Staples, Inc., 7.75% due 4/1/2011	BBB/Baa2	1,500,000	1,591,590
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,500,000	1,818,495

			6,208,272

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.00%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.00%
KLA Tencor Corp. Senior Note, 6.90% due 5/1/2018	BBB/Baa1	3,000,000	3,254,322
National Semiconductor Corp. Senior Note, 0.507% due 6/15/2010	BB+/Baa1	4,000,000	3,995,288

			7,249,610

SOFTWARE & SERVICES — 0.46%
INFORMATION TECHNOLOGY SERVICES — 0.46%
Computer Sciences Corp., 5.50% due 3/15/2013	A-/Baa1	1,000,000	1,074,129
Electronic Data Systems Corp., 6.00% due 8/1/2013	A/A2	1,000,000	1,118,615
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,127,746

			3,320,490

TECHNOLOGY HARDWARE & EQUIPMENT — 0.08%
COMPUTERS & PERIPHERALS — 0.08%
Dell, Inc., 5.625% due 4/15/2014	A-/A2	500,000	550,208

			550,208

TELECOMMUNICATION SERVICES — 2.14%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.14%
AT&T, Inc., 4.85% due 2/15/2014	A/A2	1,000,000	1,073,688
AT&T, Inc., 5.80% due 2/15/2019	A/A2	750,000	801,710
Cellco Partnership, 3.75% due 5/20/2011	A/A2	1,000,000	1,031,128

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Cellco Partnership Floating Rate Note, 2.851% due 5/20/2011	A/A2	$2,000,000	$2,058,262
[c]Deutsche Telekom International Finance, 6.75% due 8/20/2018	BBB+/Baa1	2,000,000	2,240,814
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A/NR	3,000,000	3,427,059
[a,c]Qtel International Finance Ltd., 6.50% due 6/10/2014	A-/A1	1,000,000	1,085,224
[c]Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	3,206,685
Verizon Communications, Inc., 6.10% due 4/15/2018	A/A3	500,000	546,936

			15,471,506

TRANSPORTATION — 0.46%
AIR FREIGHT & LOGISTICS — 0.07%
FedEx Corp., 8.76% due 5/22/2015	BBB/Baa1	455,875	513,689
AIRLINES — 0.02%
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	BBB+/Baa2	144,726	145,811
ROAD & RAIL — 0.37%
GATX Corp., 4.75% due 5/15/2015	BBB+/Baa1	1,000,000	992,531
Ryder System, Inc., 7.20% due 9/1/2015	BBB+/Baa1	1,500,000	1,688,061

			3,340,092

UTILITIES — 9.55%
ELECTRIC UTILITIES — 5.16%
Aquila, Inc., 7.95% due 2/1/2011	BBB/Baa3	1,500,000	1,576,584
Arizona Public Service Co., 8.75% due 3/1/2019	BBB-/Baa2	1,000,000	1,211,888
Centerpoint Energy, 7.00% due 3/1/2014	BBB+/Baa1	2,000,000	2,271,958
Commonwealth Edison Co., 4.74% due 8/15/2010	A-/Baa1	975,000	989,420
Commonwealth Edison Co., 6.15% due 3/15/2012	A-/Baa1	910,000	985,662
[a,c]E. ON International Finance BV, 5.80% due 4/30/2018 (Guaranteed: E. ON AG)	A/A2	2,000,000	2,162,526
[a,c]Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,372,396
Entergy Gulf States, Inc., 5.70% due 6/1/2015	BBB+/Baa1	2,300,000	2,306,265
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	1,500,000	1,682,145
[a]Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: Natl-Re)	AAA/A2	3,784,988	4,179,498
Gulf Power Co., 4.35% due 7/15/2013	A/A2	925,000	973,123
Idaho Power Corp., 6.025% due 7/15/2018	A-/A3	1,000,000	1,066,090
Illinois Power Co., 9.75% due 11/15/2018	BBB/Baa1	2,000,000	2,563,288
[a,c]Korea Southern Power Co., 5.375% due 4/18/2013	A/A1	1,000,000	1,061,673
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,619,092
MP Environmental, 4.982% due 7/1/2014	AAA/Aaa	3,206,652	3,296,183
Oglethorpe Power Corp., 6.10% due 3/15/2019	A/A3	2,500,000	2,718,225
PPL Energy Supply LLC, 6.50% due 5/1/2018	BBB/Baa2	1,000,000	1,065,552
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	1,000,000	1,156,268
[c]TransAlta Corp., 4.75% due 1/15/2015	BBB/Baa2	2,000,000	2,065,378
GAS UTILITIES — 0.63%
Kaneb Pipe Line Operating Partners, 5.875% due 6/1/2013	BBB-/Baa3	2,000,000	2,138,952
[a]Maritimes & North East Pipeline, 7.50% due 5/31/2014	BBB/Baa3	1,961,800	2,146,052
Southern California Gas Co., 4.375% due 1/15/2011	NR/Aa3	225,000	231,552
MULTI-UTILITIES — 3.76%
Ameren Energy Generating Co., 7.00% due 4/15/2018	BBB-/Baa3	2,000,000	2,134,652
Dominion Resources, Inc., 8.875% due 1/15/2019	A-/Baa2	1,000,000	1,261,581
[a]Enogex LLC, 6.875% due 7/15/2014	BBB+/Baa3	4,000,000	4,283,480
[a]Enogex LLC, 6.25% due 3/15/2020	BBB+/Baa3	2,500,000	2,484,737
Northern States Power Co., 4.75% due 8/1/2010	A/A1	2,825,000	2,864,635
[a]Power Receivables Financing LLC, 6.29% due 1/1/2012	NR/NR	3,723,893	3,821,422
Sempra Energy, 6.50% due 6/1/2016	BBB+/Baa1	500,000	558,593
Southern California Edison Co., 5.75% due 3/15/2014	A/A1	500,000	555,464

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c]Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	NR/A3	$5,000,000	$5,316,205
Union Electric Co., 6.70% due 2/1/2019	BBB/A3	500,000	553,102
Union Electric Co., 4.65% due 10/1/2013	BBB/A3	2,000,000	2,113,274
Wisconsin Public Service Corp., 6.125% due 8/1/2011	A/A1	1,150,000	1,218,826

			69,005,741

TOTAL CORPORATE BONDS (Cost $345,396,961)			369,454,868

MUNICIPAL BONDS — 11.32%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: Natl-Re)	A/Baa1	1,860,000	1,888,384
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: AGM)	AAA/Aa3	300,000	316,800
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: AGM)	AAA/Aa3	120,000	128,104
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	A/A3	2,365,000	2,230,975
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	A/A3	3,270,000	2,889,666
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,169,544
Brockton Massachusetts Taxable Economic Development, 6.45% due 5/1/2017 (Insured: FGIC)	A/A2	130,000	131,808
Canadian County Oklahoma Educational Facilities Authority, 4.253% due 9/1/2014	A+/NR	3,000,000	3,097,830
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/NR	805,000	804,952
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	4,220,000	4,444,926
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: AGM)	NR/Aa3	250,000	256,960
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: AGM)	NR/Aa3	150,000	160,012
Florida Capital Improvement Revenue, 5.477% due 7/1/2017 (FAU Finance Corp.)	NR/A2	1,400,000	1,425,508
Florida Capital Improvement Revenue, 5.899% due 7/1/2018 (FAU Finance Corp.)	NR/A2	1,000,000	1,024,080
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,061,800
Granite City Madison County, 4.875% due 5/1/2027 (Waste Management)	BBB/NR	1,000,000	1,001,740
Green Bay Wisconsin, 4.875% due 4/1/2011 (Insured: Natl-Re)	NR/Aa2	365,000	377,370
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: Natl-Re)	NR/A3	245,000	247,504
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: Natl-Re)	NR/A3	315,000	317,961
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: AGM)	AAA/Aa3	1,385,000	1,476,479
Jefferson County Texas Navigation Refunding, 5.50% due 5/1/2010 (Insured: AGM)	NR/Aa3	210,000	210,859
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,034,600
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	BBB-/Baa3	2,370,000	2,198,649
Maine Finance Authority Waste Motor Oil, 4.55% due 10/1/2014	A/NR	1,855,000	1,912,431
[a]Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	NR/NR	1,470,000	1,277,092
Mississippi Development Bank Special Obligation, 5.21% due 7/1/2013 (Insured: AGM)	AAA/NR	1,200,000	1,300,620
Missouri State Development Finance Board, 5.45% due 3/1/2011 (Crackerneck Creek)	A/NR	1,090,000	1,128,422
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	AA+/Aa2	100,000	106,145
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	110,000	112,296
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/NR	50,000	51,811
New Mexico Mtg Finance Authority, 5.77% due 1/1/2016 (GNMA/FNMA/FHLMC)	AAA/NR	865,000	907,074
New Mexico Mtg Finance Authority, 5.00% due 7/1/2025	AAA/NR	940,000	922,178
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	NR/Aaa	275,000	286,058
New York State Urban Development Corp., 4.75% due 12/15/2011	AAA/NR	1,400,000	1,477,700
Newark New Jersey, 4.70% due 4/1/2011 (Insured: Natl-Re)	NR/A1	845,000	847,653
Newark New Jersey, 4.90% due 4/1/2012 (Insured: Natl-Re)	NR/A1	1,225,000	1,222,305
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: Natl-Re)	A/Baa1	360,000	362,117
North Carolina Eastern Municipal Power, 4.43% due 1/1/2014	A-/Baa1	2,000,000	2,047,760
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,273,038
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	2,395,000	2,558,483
Ohio State Solid Waste, 4.25% due 4/1/2033 (Republic Services)	BBB/NR	1,000,000	999,270
Ohio State Taxable Development Assistance, 4.88% due 10/1/2011 (Insured: Natl-Re)	AA/Aa3	550,000	576,048
Pasadena California Pension Funding, 7.33% due 5/15/2022	AA+/NR	2,000,000	2,239,920
Pennsylvania Economic Development, 4.70% due 11/1/2021 (Waste Management)	BBB/NR	2,250,000	2,384,887

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	$2,715,000	$2,353,335
Riverside California Sewer Revenue, 5.61% due 8/1/2017	AA/A1	2,000,000	2,095,480
San Francisco California City and County Redevelopment Financing Authority, 8.00% due
8/1/2019	A/A2	5,000,000	5,341,250
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	3,450,000	3,766,744
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured:
AMBAC)	NR/NR	1,400,000	1,432,746
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured:
AMBAC)	NR/NR	1,500,000	1,574,130
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: AGM)	NR/Aa3	355,000	378,015
Tennessee State Taxable, 6.00% due 2/1/2013	AA+/Aa1	500,000	535,480
Texas Tech University, 6.00% due 8/15/2011 (Insured: Natl-Re)	AA/Aa3	245,000	259,026
Victor New York, 9.20% due 5/1/2014	NR/NR	905,000	926,919
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: AGM)	AAA/Aa3	200,000	215,788
Wisconsin State Health and Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,320,000	2,033,457

TOTAL MUNICIPAL BONDS (Cost $80,687,912)			81,802,189

SHORT TERM INVESTMENTS — 7.35%
Chicago GO, 0.32% due 1/1/2040 put 4/1/2010 (Insured: AGM/SPA-Dexia ) (weekly demand notes)	AAA/Aa3	6,000,000	6,000,000
Interstate Power and Light, 0.25% due 4/1/2010	NR/NR	23,000,000	23,000,000
Vulcan Materials Co., 0.25% due 4/1/2010	NR/NR	24,100,000	24,100,000

TOTAL SHORT TERM INVESTMENTS (Cost $53,100,000)			53,100,000

TOTAL INVESTMENTS — 98.31% (Cost $688,490,703)			$710,520,088
OTHER ASSETS LESS LIABILITIES — 1.69%			12,245,656

NET ASSETS — 100.00%			$722,765,744

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, the aggregate value of these securities in the Fund’s portfolio was $138,001,535, representing 19.09% of the Fund’s net assets.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Yankee Bond – Denominated in U.S. dollars and is publicly issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Semi-Annual Report    25

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $272,774,376 and $688,490,703) (Note 2)	$281,259,625	$710,520,088
Cash	48,827	210,630
Receivable for investments sold	—	1,345,000
Principal receivable	416,514	—
Receivable for fund shares sold	1,346,103	6,249,880
Interest receivable	1,409,683	6,999,551
Prepaid expenses and other assets	440,989	290,448

Total Assets	284,921,741	725,615,597

LIABILITIES
Payable for fund shares redeemed	1,312,900	1,652,264
Payable to investment advisor and other affiliates (Note 3)	192,291	484,427
Accounts payable and accrued expenses	348,433	217,893
Dividends payable	177,047	495,269

Total Liabilities	2,030,671	2,849,853

NET ASSETS	$282,891,070	$722,765,744

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$23,159	$(44,795)
Net unrealized appreciation on investments	8,485,249	22,029,385
Accumulated net realized gain (loss)	2,464	(989,628)
Net capital paid in on shares of beneficial interest	274,380,198	701,770,782

	$282,891,070	$722,765,744

26    Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($155,726,268 and $333,127,323 applicable to 11,382,568 and 25,652,534 shares of beneficial interest outstanding - Note 4)	$13.68	$12.99
Maximum sales charge, 1.50% of offering price	0.21	0.20

Maximum offering price per share	$13.89	$13.19

Class B Shares:
Net asset value and offering price per share * ($4,672,172 applicable to 342,279 shares of beneficial interest outstanding - Note 4)	$13.65	$—

Class C Shares:
Net asset value and offering price per share * ($82,556,993 and $170,784,514 applicable to 5,998,052 and 13,172,657 shares of beneficial interest outstanding - Note 4)	$13.76	$12.97

Class I Shares:
Net asset value, offering and redemption price per share ($30,756,575 and $204,760,729 applicable to 2,248,335 and 15,764,868 shares of beneficial interest outstanding - Note 4)	$13.68	$12.99

Class R3 Shares:
Net asset value, offering and redemption price per share ($9,179,062 and $14,093,178 applicable to 670,571 and 1,084,525 shares of beneficial interest outstanding - Note 4)	$13.69	$12.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    27

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2010 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $362,319)	$5,458,951	$15,927,379

EXPENSES:
Investment advisory fees (Note 3)	509,801	1,496,514
Administration fees (Note 3)
Class A Shares	93,246	177,870
Class B Shares	3,294	—
Class C Shares	50,942	87,401
Class I Shares	6,827	43,199
Class R3 Shares	5,385	7,804
Distribution and service fees (Note 3)
Class A Shares	186,491	355,740
Class B Shares	26,228	—
Class C Shares	408,476	709,204
Class R3 Shares	21,613	31,423
Transfer agent fees
Class A Shares	65,188	96,659
Class B Shares	5,855	—
Class C Shares	48,165	55,720
Class I Shares	9,333	35,056
Class R3 Shares	2,415	3,651
Registration and filing fees
Class A Shares	11,396	18,069
Class B Shares	7,935	—
Class C Shares	8,817	13,771
Class I Shares	8,222	9,306
Class R3 Shares	8,563	9,104
Custodian fees (Note 3)	43,927	55,108
Professional fees	19,341	20,677
Accounting fees	6,040	10,915
Trustee fees	3,618	7,770
Other expenses	18,059	29,212

Total Expenses	1,579,177	3,274,173
Less:
Expenses reimbursed by investment advisor (Note 3)	(14,295)	(41,488)
Distribution fees waived (Note 3)	(204,238)	(354,602)
Fees paid indirectly (Note 3)	(2,234)	(68)

Net Expenses	1,358,410	2,878,015

Net Investment Income	$4,100,541	$13,049,364

28    Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2010 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$2,503	$2,507,244
Net change in unrealized appreciation (depreciation) of investments	(641,121)	5,075,532

Net Realized and Unrealized Gain (Loss)	(638,618)	7,582,776

Net Increase in Net Assets Resulting From Operations	$3,461,923	$20,632,140

See notes to financial statements.

Certified Semi-Annual Report    29

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,100,541	$8,107,838
Net realized gain (loss) on investments	2,503	3,084,641
Increase (decrease) in unrealized appreciation (depreciation) of investments	(641,121)	7,426,220

Net Increase (Decrease) in Net Assets Resulting from Operations	3,461,923	18,618,699

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,461,056)	(4,723,163)
Class B Shares	(56,245)	(135,559)
Class C Shares	(1,227,452)	(2,517,507)
Class I Shares	(491,709)	(773,676)
Class R3 Shares	(139,079)	(226,391)
From realized gains
Class A Shares	(656,646)	—
Class B Shares	(24,928)	—
Class C Shares	(362,681)	—
Class I Shares	(121,390)	—
Class R3 Shares	(36,510)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	14,016,145	13,712,593
Class B Shares	(1,242,122)	559,853
Class C Shares	3,138,004	12,728,762
Class I Shares	6,098,620	2,724,836
Class R3 Shares	1,622,887	992,513

Net Increase in Net Assets	21,517,761	40,960,960

NET ASSETS:
Beginning of Period	261,373,309	220,412,349

End of Period	$282,891,070	$261,373,309

Undistributed net investment income	$23,159	$298,519

*	Unaudited

See notes to financial statements.

30    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$13,049,364	$18,869,465
Net realized gain (loss) on investments	2,507,244	3,552,821
Increase (decrease) in unrealized appreciation (depreciation) of investments	5,075,532	29,669,097

Net Increase (Decrease) in Net Assets Resulting from Operations	20,632,140	52,091,383

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,034,380)	(8,418,379)
Class C Shares	(2,785,806)	(3,707,522)
Class I Shares	(3,967,514)	(6,277,646)
Class R3 Shares	(264,585)	(465,918)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	86,427,615	92,947,695
Class C Shares	51,119,112	53,379,024
Class I Shares	56,518,159	18,599,359
Class R3 Shares	3,840,275	(287,139)

Net Increase in Net Assets	205,485,016	197,860,857

NET ASSETS:
Beginning of Period	517,280,728	319,419,871

End of Period	$722,765,744	$517,280,728

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by a Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

Valuation Measurements: Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

GOVERNMENT FUND

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$37,261,742	$37,261,742	$—	$—
U.S. Government Agencies	65,266,219	—	65,266,219	—
Mortgage Backed	172,731,744	—	172,731,744	—
Short Term Investments	5,999,920	—	5,999,920	—

Total Investments in Securities	$281,259,625	$37,261,742	$243,997,883	$—

INCOME FUND
	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$7,273,945	$7,273,945	$—	$—
U.S. Government Agencies	28,157,769	—	28,157,769	—
Other Government	5,846,471	—	5,846,471	—
Mortgage Backed	138,568,268	—	138,568,268	—
Asset Backed Securities	26,316,578	—	26,316,578	—
Corporate Bonds	369,454,868	—	369,454,868	—
Municipal Bonds	81,802,189	—	81,802,189	—
Short Term Investments	53,100,000	—	53,100,000	—

Total Investments in Securities	$710,520,088	$7,273,945	$703,246,143	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

Dividends: Net investment income of each Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses and administrative fees of $14,295 for the Class R3 shares, of the Government Fund and $2,097, $16,033, and $23,358 for the Class A, C, and R3 shares, respectively, of the Income Fund.

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Funds that they earned net commissions aggregating $3,706 from the sale of Class A shares of the Government Fund, $6,815 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $6,596 and $10,379 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statements of Operations. Distribution fees of $204,238 and $354,602, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2010, fees paid indirectly were $2,234 for the Government Fund and $68 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,253,548	$44,808,103	7,044,523	$95,215,680
Shares issued to shareholders in reinvestment of dividends	182,328	2,509,221	279,701	3,808,354
Shares repurchased	(2,419,781)	(33,301,179)	(6,282,151)	(85,311,441)

Net Increase (Decrease)	1,016,095	$14,016,145	1,042,073	$13,712,593

Class B Shares
Shares sold	22,001	$302,093	293,980	$3,952,703
Shares issued to shareholders in reinvestment of dividends	4,817	66,187	8,315	113,015
Shares repurchased	(117,206)	(1,610,402)	(258,733)	(3,505,865)

Net Increase (Decrease)	(90,388)	$(1,242,122)	43,562	$559,853

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

GOVERNMENT FUND

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,631,636	$22,601,269	5,398,545	$73,120,285
Shares issued to shareholders in reinvestment of dividends	83,202	1,152,027	132,715	1,818,052
Shares repurchased	(1,489,493)	(20,615,292)	(4,556,448)	(62,209,575)

Net Increase (Decrease)	225,345	$3,138,004	974,812	$12,728,762

Class I Shares
Shares sold	1,157,681	$15,920,066	1,353,081	$18,389,155
Shares issued to shareholders in reinvestment of dividends	25,695	353,494	35,061	476,842
Shares repurchased	(741,013)	(10,174,940)	(1,186,944)	(16,141,161)

Net Increase (Decrease)	442,363	$6,098,620	201,198	$2,724,836

Class R3 Shares
Shares sold	208,464	$2,873,083	414,219	$5,628,281
Shares issued to shareholders in reinvestment of dividends	12,743	175,424	16,151	220,135
Shares repurchased	(103,641)	(1,425,620)	(357,273)	(4,855,903)

Net Increase (Decrease)	117,566	$1,622,887	73,097	$992,513

INCOME FUND

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,436,769	$122,094,164	11,110,221	$133,515,913
Shares issued to shareholders in reinvestment of dividends	376,121	4,876,344	557,688	6,698,514
Shares repurchased	(3,135,061)	(40,542,893)	(3,969,959)	(47,266,732)

Net Increase (Decrease)	6,677,829	$86,427,615	7,697,950	$92,947,695

Class C Shares
Shares sold	4,847,383	$62,668,578	6,724,821	$80,629,530
Shares issued to shareholders in reinvestment of dividends	150,875	1,953,004	218,899	2,628,336
Shares repurchased	(1,045,128)	(13,502,470)	(2,524,932)	(29,878,842)

Net Increase (Decrease)	3,953,130	$51,119,112	4,418,788	$53,379,024

Class I Shares
Shares sold	6,326,145	$81,932,872	5,532,405	$66,543,531
Shares issued to shareholders in reinvestment of dividends	242,407	3,143,189	414,485	4,961,968
Shares repurchased	(2,203,223)	(28,557,902)	(4,467,592)	(52,906,140)

Net Increase (Decrease)	4,365,329	$56,518,159	1,479,298	$18,599,359

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

INCOME FUND

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	432,374	$5,586,307	492,247	$5,906,665
Shares issued to shareholders in reinvestment of dividends	19,170	248,656	35,956	429,574
Shares repurchased	(153,949)	(1,994,688)	(555,753)	(6,623,378)

Net Increase (Decrease)	297,595	$3,840,275	(27,550)	$(287,139)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $61,091,372 and $21,742,181, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $113,069 and $38,516,272, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$272,774,376	$688,490,703

Gross unrealized appreciation on a tax basis	$8,944,299	$31,292,959
Gross unrealized depreciation on a tax basis	(459,050)	(9,263,574)

Net unrealized appreciation (depreciation) on investments (tax basis)	$8,485,249	$22,029,385

The Income Fund deferred tax basis capital losses occurring subsequent to October 31, 2008 of $821,633. For tax purposes, such losses will be reflected in the year ending September 30, 2010. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

At March 31, 2010, the Income Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2014	$107,356
2015	178,155
2016	2,359,034

$2,644,545

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    37

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.78	0.21	(0.02)	0.19	(0.23)	(0.06)	(0.29)	$13.68	3.10	(d)	0.92	(d)	0.92	(d)	0.92	(d)	1.37	8.40	$155,726
2009(c)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21	39.42	$142,872
2008(c)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39		0.95		0.93		0.95		5.75	19.61	$123,625
2007(c)	$12.75	0.40	0.23	0.63	(0.41)	—	(0.41)	$12.97	3.13		0.98		0.97		0.99		5.03	43.35	$91,561
2006(c)	$12.76	0.37	(0.01)	0.36	(0.37)	—	(0.37)	$12.75	2.90		0.99		0.96		0.99		2.87	7.47	$106,913
2005(c)	$13.01	0.32	(0.24)	0.08	(0.33)	—	(0.33)	$12.76	2.50		0.99		0.98		0.99		0.66	18.00	$138,422
Class B Shares
2010(b)	$13.75	0.13	(0.02)	0.11	(0.15)	(0.06)	(0.21)	$13.65	1.93	(d)	2.09	(d)	2.08	(d)	2.09	(d)	0.78	8.40	$4,672
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08	39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08		2.26		2.25		2.26		4.37	19.61	$5,147
2007	$12.72	0.22	0.23	0.45	(0.23)	—	(0.23)	$12.94	1.73		2.40		2.39		2.63		3.55	43.35	$2,586
2006	$12.73	0.18	(0.01)	0.17	(0.18)	—	(0.18)	$12.72	1.41		2.51		2.48		3.21		1.32	7.47	$2,476
2005	$12.98	0.13	(0.24)	(0.11)	(0.14)	—	(0.14)	$12.73	1.03		2.46		2.45		2.86		(0.82)	18.00	$1,875
Class C Shares
2010(b)	$13.87	0.19	(0.03)	0.16	(0.21)	(0.06)	(0.27)	$13.76	2.81	(d)	1.21	(d)	1.21	(d)	1.71	(d)	1.15	8.40	$82,557
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97	39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10		1.24		1.22		1.75		5.51	19.61	$63,998
2007	$12.83	0.37	0.22	0.59	(0.38)	—	(0.38)	$13.04	2.88		1.25		1.24		1.80		4.66	43.35	$25,566
2006	$12.84	0.34	(0.01)	0.33	(0.34)	—	(0.34)	$12.83	2.63		1.26		1.23		1.79		2.60	7.47	$25,132
2005	$13.09	0.29	(0.24)	0.05	(0.30)	—	(0.30)	$12.84	2.24		1.25		1.24		1.79		0.41	18.00	$32,821
Class I Shares
2010(b)	$13.78	0.23	(0.02)	0.21	(0.25)	(0.06)	(0.31)	$13.68	3.40	(d)	0.62	(d)	0.62	(d)	0.62	(d)	1.52	8.40	$30,757
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51	39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68		0.66		0.64		0.67		6.06	19.61	$21,275
2007	$12.75	0.44	0.23	0.67	(0.45)	—	(0.45)	$12.97	3.45		0.68		0.67		0.74		5.35	43.35	$15,963
2006	$12.76	0.41	(0.01)	0.40	(0.41)	—	(0.41)	$12.75	3.22		0.68		0.65		0.78		3.19	7.47	$14,900
2005	$13.01	0.36	(0.24)	0.12	(0.37)	—	(0.37)	$12.76	2.82		0.68		0.67		0.80		0.95	18.00	$16,075
Class R3 Shares
2010(b)	$13.79	0.21	(0.03)	0.18	(0.22)	(0.06)	(0.28)	$13.69	3.03	(d)	0.99	(d)	0.99	(d)	1.32	(d)	1.34	8.40	$9,179
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15	39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33		1.01		0.99		1.47		5.77	19.61	$6,367
2007	$12.76	0.40	0.22	0.62	(0.41)	—	(0.41)	$12.97	3.15		1.00		0.99		1.64		4.93	43.35	$4,398
2006	$12.77	0.37	(0.01)	0.36	(0.37)	—	(0.37)	$12.76	2.90		1.00		0.97		1.55		2.86	7.47	$3,591
2005	$13.02	0.34	(0.25)	0.09	(0.34)	—	(0.34)	$12.77	2.66		0.93		0.91		3.55		0.72	18.00	$3,008

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.

See notes to financial statements.

38 Certified Semi-Annual Report	Certified Semi-Annual Report 39

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	March 31, 2010 (Unaudited)

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$12.81	0.27	0.18	0.45	(0.27)	—	(0.27)	$12.99	4.24	(d)	0.99	(d)	0.99	(d)	0.99	(d)	3.57	6.73	$333,127
2009(c)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
2008(c)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38		0.99		0.99		1.03		0.44	42.84	$134,372
2007(c)	$12.37	0.50	0.04	0.54	(0.51)	—	(0.51)	$12.40	4.07		1.00		0.99		1.08		4.43	41.55	$155,021
2006(c)	$12.51	0.50	(0.14)	0.36	(0.50)	—	(0.50)	$12.37	4.05		1.00		0.99		1.09		2.96	6.77	$190,670
2005(c)	$12.80	0.46	(0.28)	0.18	(0.47)	—	(0.47)	$12.51	3.52		1.00		0.99		1.09		1.44	23.16	$212,881
Class C Shares
2010(b)	$12.79	0.25	0.19	0.44	(0.26)	—	(0.26)	$12.97	3.98	(d)	1.24	(d)	1.24	(d)	1.77	(d)	3.44	6.73	$170,785
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15		1.24		1.24		1.83		0.18	42.84	$57,114
2007	$12.35	0.47	0.03	0.50	(0.47)	—	(0.47)	$12.38	3.82		1.24		1.24		1.89		4.17	41.55	$40,769
2006	$12.49	0.47	(0.14)	0.33	(0.47)	—	(0.47)	$12.35	3.79		1.25		1.24		1.87		2.71	6.77	$44,361
2005	$12.78	0.43	(0.28)	0.15	(0.44)	—	(0.44)	$12.49	3.27		1.25		1.24		1.88		1.19	23.16	$59,355
Class I Shares
2010(b)	$12.82	0.29	0.18	0.47	(0.30)	—	(0.30)	$12.99	4.59	(d)	0.63	(d)	0.63	(d)	0.63	(d)	3.67	6.73	$204,761
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72		0.66		0.66		0.67		0.77	42.84	$118,222
2007	$12.37	0.54	0.04	0.58	(0.55)	—	(0.55)	$12.40	4.39		0.67		0.67		0.72		4.76	41.55	$103,530
2006	$12.51	0.54	(0.14)	0.40	(0.54)	—	(0.54)	$12.37	4.38		0.68		0.67		0.72		3.30	6.77	$111,535
2005	$12.80	0.51	(0.29)	0.22	(0.51)	—	(0.51)	$12.51	3.85		0.67		0.67		0.72		1.77	23.16	$99,396
Class R3 Shares
2010(b)	$12.82	0.27	0.17	0.44	(0.27)	—	(0.27)	$12.99	4.24	(d)	0.99	(d)	0.99	(d)	1.36	(d)	3.49	6.73	$14,093
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42		0.99		0.99		1.52		0.44	42.84	$9,712
2007	$12.38	0.50	0.03	0.53	(0.51)	—	(0.51)	$12.40	4.09		0.99		0.99		1.71		4.34	41.55	$6,191
2006	$12.52	0.50	(0.14)	0.36	(0.50)	—	(0.50)	$12.38	4.07		1.00		0.99		1.79		2.97	6.77	$3,331
2005	$12.81	0.48	(0.30)	0.18	(0.47)	—	(0.47)	$12.52	3.57		1.00		0.99		3.15		1.43	23.16	$2,162

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.

See notes to financial statements.

40 Certified Semi-Annual Report	Certified Semi-Annual Report 41

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,013.70	$4.61
Hypothetical*	$1,000.00	$1,020.35	$4.62
Class B Shares
Actual	$1,000.00	$1,007.80	$10.43
Hypothetical*	$1,000.00	$1,014.54	$10.47
Class C Shares
Actual	$1,000.00	$1,011.50	$6.05
Hypothetical*	$1,000.00	$1,018.92	$6.07
Class I Shares
Actual	$1,000.00	$1,015.20	$3.11
Hypothetical*	$1,000.00	$1,021.85	$3.12
Class R3 Shares
Actual	$1,000.00	$1,013.40	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99

Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,035.70	$5.00
Hypothetical*	$1,000.00	$1,020.02	$4.96
Class C Shares
Actual	$1,000.00	$1,034.40	$6.29
Hypothetical*	$1,000.00	$1,018.75	$6.24
Class I Shares
Actual	$1,000.00	$1,036.70	$3.21
Hypothetical*	$1,000.00	$1,021.78	$3.19
Class R3 Shares
Actual	$1,000.00	$1,034.90	$5.02
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.92%; B: 2.08%; C: 1.21%; I: 0.62%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.63%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

42    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    43

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    45

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

46    This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    47

Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH174

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.
Average Annual Total Returns

for Periods Ended March 31, 2010

A Shares (Incep: 12/19/07)	1 Yr	Since Inception
Without sales charge	38.77%	7.74%

With sales charge	32.53%	5.59%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 4.50%. The total annual operating expense of the Fund’s Class A shares is 1.49%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses do not exceed 1.25%.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Glossary

Blended Benchmark – The Blended Benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High Yield Index – Index covering the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

Barclays Capital U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Semi-Annual Report.    3

Thornburg Strategic Income Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Semi-Annual Report

Letter to Shareholders

Jason H. Brady, CFA Co-Portfolio Manager

April 22, 2010

Dear Fellow Shareholder:

We are very pleased to present the semi-annual report for the Thornburg Strategic Income Fund for the period ended March 31, 2010. The net asset value of a Class A share of the Fund increased 41 cents to $12.04 since September 30, 2009. If you were invested for the entire period, you received dividends of 40.7 cents per share. If you reinvested your dividends, you received 41.3 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Since the Fund’s inception, we have been navigating an environment of considerably high volatility in both the global fixed income and equity markets. We believe we are well positioned to continue to pursue the Fund’s primary goal, which is a relatively high and sustainable income stream. Though we don’t believe that the past year’s returns are available in many markets for 2010, we remain focused on achieving the best income returns possible for a reasonable level of risk.

George Strickland Co-Portfolio Manager	Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 7.60% (at NAV) since September 30, 2009. A blended index of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index produced a 3.14% total return over the same time period. The Barclays Capital U.S. Universal Index and the Barclays Capital U.S. Corporate High Yield Index produced 2.63% and 11.10% total returns, respectively. These indices reflect no deduction for fees, expenses, or taxes. Over the course of the March 31, 2009 to March 31, 2010 time frame, the Fund has enjoyed a total return of 38.77% on the A shares at NAV.

Given the above figures, it has obviously been an interesting period. Owning risky assets in 2008 was a losing proposition relative to credit-risk-free assets such as U.S. Treasuries (a major component of both the Barclays Aggregate and Barclays Universal Indices). However, the ugliness of 2008 turned around in 2009 and early 2010 as spreads tightened relentlessly and credit has performed better, even at times besting equity returns. While recent returns have been impressive, opportunities for long-term yield have declined.

The U.S. economy seems to have bottomed, though as investors we need to be more interested in what is to come. In our view, “better” does not necessarily mean good. Twelve months ago in this letter we were very constructive on the risk markets, and in

Certified Semi-Annual Report     5

Letter to Shareholders,

Continued

the intervening period risky assets (i.e. anything other than U.S. Treasuries) have rallied significantly. Whereas in the spring of 2009 we could talk about a significant margin of safety in the fixed income marketplace due to high income streams and low dollar prices, much of that has disappeared. The next phase of the market seems likely to be one where we can differentiate ourselves more based on our security-specific knowledge and credit work rather than on large macro calls. As an investment shop that prides itself on that sort of focus, we are looking forward to the challenge.

Economically, as we said in our last letter, we still expect consumer spending to remain muted as leverage comes down and savings rates climb. This is robust in the long term but growth-reducing in the medium term. Leverage generally, for the investment community, corporations, and individuals, is likely to decline. (In fact, corporate balance sheets are fairly healthy and are even trending towards less leverage at the moment.) Again, we believe this is healthy in the sense that it makes the “system” more robust, but it also hampers returns relative to the past few decades. We believe this is generally to the advantage of shareholders of the Strategic Income Fund as we remain focused on providing strong income returns which we believe will underpin the total return environment in the next several years. For these reasons, we believe that remaining invested in income-producing assets is beneficial.

Thank you very much for investing in the Thornburg Strategic Income Fund. We believe that the Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Regards,

Jason H. Brady, CFA	George Strickland
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE As of 3/31/10
Utilities	11.9%	Semiconductors & Semiconductor Equipment	1.1%
Banks	10.8%	Consumer Services	0.8%
Insurance	10.0%	Pharmaceuticals, Biotechnology & Life Sciences	0.7%
Energy	9.7%	Food & Staples Retailing	0.6%
Telecommunication Services	9.2%	Industrials	0.5%
Diversified Financials	8.0%	Health Care Equipment & Services	0.3%
Capital Goods	4.8%	Technology Hardware & Equipment	0.3%
Real Estate	3.3%	Commercial & Professional Services	0.2%
Transportation	3.0%	Other Non-Classified Securities:
Media	2.9%	Asset Backed Securities	3.2%
Materials	2.7%	Municipal Bonds	2.3%
Food, Beverage & Tobacco	2.5%	U.S. Treasury Securities	1.0%
Miscellaneous	2.1%	U.S. Government Agencies	0.5%
Consumer Durables & Apparel	2.0%	Mortgage Backed*	0.0%
Retailing	1.7%	Other Assets & Cash Equivalents	2.7%
Automobiles & Components	1.2%	* Percentage was less than 0.1%.

SUMMARY OF COUNTRY EXPOSURE As of 3/31/10

United States	73.4%	Canada	0.7%
Australia	4.7%	United Kingdom	0.6%
Bermuda	4.5%	Mexico	0.6%
Brazil	2.0%	Trinidad and Tobago	0.6%
South Korea	1.3%	Cayman Islands	0.6%
Luxembourg	1.1%	Netherlands	0.4%
Italy	1.0%	China	0.3%
Norway	0.9%	Belgium	0.2%
Indonesia	0.9%	Switzerland	0.1%
Russia	0.9%	Singapore	0.1%
United Arab Emirates	0.8%	Greece	0.1%
Spain	0.8%	Iceland*	0.0%
Germany	0.7%	Other Assets & Cash Equivalents	2.7%
		* Country percentage was less than 0.1%

Certified Semi-Annual Report    7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 6.63%

CONSUMER SERVICES — 0.10%
HOTELS, RESTAURANTS & LEISURE — 0.10%
OPAP SA	8,300	$188,335

		188,335

DIVERSIFIED FINANCIALS — 2.30%
CAPITAL MARKETS — 1.98%
Apollo Investment Corp.	168,060	2,139,404
Prospect Capital Corp.	131,433	1,596,911
DIVERSIFIED FINANCIAL SERVICES — 0.32%
KKR Financial Holdings LLC	73,000	599,330

		4,335,645

ENERGY — 0.73%
OIL, GAS & CONSUMABLE FUELS — 0.73%
Eni S.p.A.	58,500	1,372,457

		1,372,457

INSURANCE — 0.11%
INSURANCE — 0.11%
Swiss Re	4,400	216,578

		216,578

REAL ESTATE — 1.62%
REAL ESTATE INVESTMENT TRUSTS — 1.62%
Annaly Capital Management, Inc.	101,900	1,750,642
Chimera Investment Corp.	165,900	645,351
Invesco Mortgage Capital	29,000	667,000

		3,062,993

TELECOMMUNICATION SERVICES — 1.25%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.02%
France Telecom SA	26,900	643,630
Telefonica SA	21,500	509,344
Telstra Corp. Ltd.	283,000	776,488
WIRELESS TELECOMMUNICATION SERVICES — 0.23%
Mobistar SA	7,000	430,796

		2,360,258

UTILITIES — 0.52%
ELECTRIC UTILITIES — 0.52%
E. ON AG	13,100	483,652
Enel S.p.A.	87,856	491,264

		974,916

TOTAL COMMON STOCK (Cost $11,852,225)		12,511,182

PREFERRED STOCK — 4.01%

BANKS — 2.60%
COMMERCIAL BANKS — 1.00%
Huntington Bancshares Pfd, 8.50%	750	735,000

8    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
[a] Sovereign REIT Pfd 12.00%	1,000	$1,140,000
Webster Financial Corp. Pfd Series A, 8.50%	15	14,213
THRIFTS & MORTGAGE FINANCE — 1.60%
[a] Falcons Funding Trust I Pfd, 8.875%	3,000	3,017,812

		4,907,025

FOOD, BEVERAGE & TOBACCO — 0.28%
FOOD PRODUCTS — 0.28%
[a] H.J. Heinz Finance Co. Pfd, 8.00%	5	527,656

		527,656

INSURANCE — 0.53%
INSURANCE — 0.53%
Genworth Financial, Inc. Pfd Series A, 5.25%	20,000	1,005,626

		1,005,626

REAL ESTATE — 0.60%
REAL ESTATE INVESTMENT TRUSTS — 0.60%
Alexandria Real Estate Pfd, 7.00%	50,000	1,138,500

		1,138,500

TOTAL PREFERRED STOCK (Cost $7,277,825)		7,578,807

ASSET BACKED SECURITIES — 3.22%

BANKS — 0.08%
COMMERCIAL BANKS — 0.08%
CW Capital Colbalt Series 2007-C2 Class A1, 5.064%, 9/15/2011	$6,740	6,797
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A1, 5.233%, 3/10/2039	1,332	1,331
Wachovia Bank Commercial Mtg Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	17,450	17,741
Wachovia Bank Commercial Mtg Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	10,342	10,512
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 2.876%, 2/25/2035	396,692	57,866
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 3.507%, 3/25/2035	393,137	45,335

		139,582

DIVERSIFIED FINANCIALS — 1.61%
CAPITAL MARKETS — 0.73%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.803%, 8/25/2033	765,837	375,023
Bear Stearns Commercial Mtg Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	3,092	3,169
Bear Stearns Commercial Mtg Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	48,148	49,098
Bear Stearns Commercial Mtg Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	23,305	24,184
Credit Suisse Mtg Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	13,446	13,660
Credit Suisse Mtg Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	5,154	5,205
Credit Suisse Mtg Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	11,063	11,266
GS Mtg Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	26,879	27,805
LB-UBS Commercial Mtg Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	12,411	12,683
LB-UBS Commercial Mtg Trust Series 2007-C2 Class A1, 5.226%, 2/17/2040	9,219	9,372
Merrill Lynch Mtg Investors Trust, 3.115%, 8/25/2034	349,819	141,869
Merrill Lynch Mtg Trust, 5.212%, 11/12/2037	550,000	558,246
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-5 Class A1, 4.275%, 8/12/2048	8,596	8,698
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	11,457	11,680
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	21,712	22,214
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	21,202	21,728
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	47,269	49,013

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	$34,206	$35,313
DIVERSIFIED FINANCIAL SERVICES — 0.88%
Banc of America Commerical Mtg, Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	22,044	22,837
Banc of America Funding Corp. Series 2006-I Class SB1, 4.16%, 12/20/2036	981,901	82,450
Banc of America Mtg Services Series 2005-A Class B1, 3.521%, 2/25/2035	957,088	141,754
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 4.101%, 3/25/2034	221,993	87,763
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	76,804	80,302
Citigroup/Deutsche Bank Commercial Mtg Series 2007-CD4 Class A1, 4.977%, 12/11/2049	33,109	33,568
Countrywide Series 2005-11 Class AF3, 4.778%, 2/25/2036	1,153,113	907,203
Countrywide Series 2006-15 Class A6, 5.826%, 10/25/2046	412,677	267,301
JPMorgan Chase Commercial Mtg Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	25,578	26,136
JPMorgan Chase Commercial Mtg Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	12,072	12,331

		3,041,871

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.77%
PHARMACEUTICALS — 0.77%
[a] QHP PhaRMA, 10.25%, 3/15/2015	1,436,895	1,452,485

		1,452,485

TRANSPORTATION — 0.76%
AIRLINES — 0.76%
[a,b] American Airlines Depositor Corp., 8.00%, 10/5/2010	1,500,000	1,440,000

		1,440,000

TOTAL ASSET BACKED SECURITIES (Cost $8,461,064)		6,073,938

CORPORATE BONDS — 68.87%

AUTOMOBILES & COMPONENTS — 1.23%
AUTO COMPONENTS — 0.14%
[a] Affinia Group, Inc., 10.75%, 8/15/2016	250,000	272,500
AUTOMOBILES — 1.09%
[a] American Honda Finance, 2.638%, 6/29/2011	500,000	509,781
[a] Harley Davidson Funding Corp. Series C, 6.80%, 6/15/2018	500,000	499,220
[a,c] Hyundai Capital Services, 6.00%, 5/5/2015	1,000,000	1,049,356

		2,330,857

BANKS — 7.70%
COMMERCIAL BANKS — 7.70%
[a,c] Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	1,000,000	1,012,500
[c] Banco Industrial e Comercial S.A., 7.00%, 4/23/2010	500,000	498,750
[a,b,c] Banco Pine SA, 8.75%, 1/6/2017	1,000,000	995,000
Charter One Bank NA, 5.50%, 4/26/2011	250,000	256,169
[a,c] DBS Bank Ltd., 5.125%, 5/16/2017	200,000	207,180
[a,c,d,e] Islandsbanki, 4.41%, 10/15/2008	60,000	17,700
[a,c,d,e] LandsBanki Islands HF, 5.73%, 8/25/2009	175,000	20,125
National City Bank Floating Rate Note, 0.622%, 6/7/2017	1,000,000	890,628
[a] PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	500,000	523,850
Provident Bank MD, 9.50%, 5/1/2018	1,500,000	1,561,071
[a,c] Santander Issuances, 6.50%, 8/11/2019	1,000,000	1,047,442
[c] Shinhan Bank, 6.819%, 9/20/2036	100,000	96,999
Silicon Valley Bank, 6.05%, 6/1/2017	1,000,000	936,708
Sovereign Bank, 5.125%, 3/15/2013	100,000	102,504
Suntrust Bank, 7.25%, 3/15/2018	1,000,000	1,069,346

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
Susquehanna Capital II, 11.00%, 3/23/2040	$1,000,000	$1,045,000
Webster Bank, 5.875%, 1/15/2013	2,000,000	1,844,580
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	500,000	516,250
Whitney National Bank, 5.875%, 4/1/2017	1,000,000	872,247
Zions Bancorp, 7.75%, 9/23/2014	1,000,000	1,008,620

		14,522,669

CAPITAL GOODS — 4.83%
BUILDING PRODUCTS — 0.62%
Owens Corning, Inc., 9.00%, 6/15/2019	1,000,000	1,178,407
INDUSTRIAL CONGLOMERATES — 2.72%
General Electric Capital Corp., 0.411%, 6/20/2014	1,000,000	948,918
Otter Tail Corp., 9.00%, 12/15/2016	3,000,000	3,105,000
[a,c] Smiths Group plc, 6.05%, 5/15/2014	500,000	541,210
[c] Tyco International Finance SA, 6.375%, 10/15/2011	500,000	538,715
MACHINERY — 0.89%
Ingersoll-Rand Co., 9.50%, 4/15/2014	500,000	606,268
Timken Co., 6.00%, 9/15/2014	1,000,000	1,063,471
TRADING COMPANIES & DISTRIBUTORS — 0.60%
[a,c] Noble Group Ltd. Mtg, 8.50%, 5/30/2013	1,000,000	1,123,750

		9,105,739

CONSUMER DURABLES & APPAREL — 2.02%
HOUSEHOLD DURABLES — 2.02%
[a,c] Corporativo Javer SA, 13.00%, 8/4/2014	1,000,000	1,142,500
Fortune Brands, Inc., 6.375%, 6/15/2014	500,000	547,191
[a] Freedom Group, Inc., 10.25%, 8/1/2015	1,000,000	1,057,500
[a] Freedom Group, Inc., 10.25%, 8/1/2015	1,000,000	1,057,500

		3,804,691

CONSUMER SERVICES — 0.56%
HOTELS, RESTAURANTS & LEISURE — 0.56%
[a] MGM Mirage, Inc., 9.00%, 3/15/2020	500,000	515,000
[a,c] TDIC Finance Ltd., 6.50%, 7/2/2014	500,000	534,775

		1,049,775

DIVERSIFIED FINANCIALS — 3.86%
CAPITAL MARKETS — 1.19%
[a,d,e] Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	200,000	47,000
[a,c] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,116,612
[a] Morgan Stanley, 10.09%, 5/3/2017	2,000,000	1,085,276
CONSUMER FINANCE — 0.84%
American Express Credit Corp., 5.875%, 5/2/2013	500,000	541,615
North Fork Bancorp, Inc., 5.875%, 8/15/2012	1,000,000	1,049,714
DIVERSIFIED FINANCIAL SERVICES — 1.83%
Bank of America Corp., 7.375%, 5/15/2014	1,000,000	1,124,541
[a] Citicorp Series 1999-1 Class 2, 8.04%, 12/15/2019	250,000	275,757
Citigroup, Inc., 5.00%, 9/15/2014	750,000	748,943
[b] Counts Series 1998 II-A, 6.67%, 2/15/2018	223,531	172,119
[c] Export-Import Bank of Korea, 8.125%, 1/21/2014	250,000	290,028
[c] Korea Development Bank, 0.391%, 4/6/2010	300,000	300,000
[c] Korea Development Bank, 5.30%, 1/17/2013	200,000	212,318

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
MBNA Corp., 6.125%, 3/1/2013	$305,000	$327,544

		7,291,467

ENERGY — 8.63%
ENERGY EQUIPMENT & SERVICES — 0.55%
Seacor Holdings, Inc., 7.375%, 10/1/2019	1,000,000	1,029,353
OIL, GAS & CONSUMABLE FUELS — 8.08%
[a,c] Bumi Capital PTE Ltd., 12.00%, 11/10/2016	1,000,000	1,092,500
[a] Cloud Peak Energy, Inc., 8.25%, 12/15/2017	1,000,000	1,020,000
[a] DCP Midstream LLC, 9.75%, 3/15/2019	500,000	640,988
El Paso Corp., 7.75%, 6/15/2010	55,000	55,542
Enbridge Energy Partners LP, 9.875%, 3/1/2019	250,000	324,861
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	581,665
Enterprise Products Operating LP, 9.75%, 1/31/2014	250,000	303,574
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,100,000	1,046,375
Forest Oil Corp., 8.50%, 2/15/2014	500,000	527,500
[a,c] Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,088,746
Inergy LP/Inergy Finance Corp., 8.75%, 3/1/2015	500,000	523,125
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	250,000	311,926
[a] Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	980,900	1,073,026
[a] Niska Gas Storage, 8.875%, 3/15/2018	1,500,000	1,533,750
[a,c] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,137,500
[a,c] Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	900,000
Plains All American Pipeline, LP, 8.75%, 5/1/2019	1,000,000	1,219,968
Sunoco Logistics Partners LP, 8.75%, 2/15/2014	500,000	579,841
Teppco Partners LP, 7.00%, 6/1/2067	500,000	458,750
[c] Trans-Canada Pipelines Ltd., 6.35%, 5/15/2067	275,000	261,661
[a,c] Woodside Finance Ltd., 8.125%, 3/1/2014	500,000	572,648

		16,283,299

FOOD, BEVERAGE & TOBACCO — 1.63%
BEVERAGES — 0.73%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	250,000	264,364
[a,c] Bacardi Ltd., 7.45%, 4/1/2014	500,000	571,683
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	540,625
FOOD PRODUCTS — 0.31%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	329,760
Treehouse Foods, Inc., 7.75%, 3/1/2018	250,000	259,375
TOBACCO — 0.59%
Lorillard Tobacco Co, 8.125%, 6/23/2019	1,000,000	1,101,697

		3,067,504

HEALTH CARE EQUIPMENT & SERVICES — 0.29%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.29%
Beckman Coulter, Inc., 6.00%, 6/1/2015	500,000	544,317

		544,317

INDUSTRIALS — 0.53%
CAPITAL GOODS — 0.53%
[a,b] Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	1,000,000	995,000

		995,000

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
INSURANCE — 9.00%
INSURANCE — 9.00%
[a] International Lease Finance Corp., 8.625%, 9/15/2015	$2,000,000	$2,044,514
International Lease Finance Corp., 4.875%, 9/1/2010	1,000,000	999,991
[a] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,070,391
Northwind Holdings LLC Series 2007-1A Class A1, 1.032%, 12/1/2037	1,679,795	1,393,944
[a,b,c] Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	1,653,570
[a,c] Oil Insurance Ltd., 7.558%, 12/29/2049	1,000,000	864,970
[a] Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	673,932
[a,c] QBE Insurance Group Ltd., 9.75%, 3/14/2014	668,000	811,831
[a,c] QBE Insurance Group Ltd., 5.647%, 7/1/2023	1,000,000	931,693
[a,c] Swiss Re Capital I, LP, 6.854%, 5/29/2049	3,000,000	2,737,395
Torchmark, Inc., 9.25%, 6/15/2019	1,000,000	1,197,728
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	1,000,000	1,020,290
Unum Group, 7.125%, 9/30/2016	500,000	543,518
[f] Willis North America, Inc., 7.00%, 9/29/2019	1,000,000	1,047,186

		16,990,953

MATERIALS — 2.72%
CHEMICALS — 0.60%
[a] Chevron Phillips Chemical, 7.00%, 6/15/2014	1,000,000	1,126,559
CONSTRUCTION MATERIALS — 0.26%
Martin Marietta Materials, Inc. LIBOR Floating Rate Note, 0.399%, 4/30/2010	500,000	499,426
CONTAINERS & PACKAGING — 0.29%
[a] Plastipak Holdings, Inc., 10.625%, 8/15/2019	500,000	556,250
METALS & MINING — 1.25%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	1,000,000	1,163,522
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	500,000	544,375
[a,c] Posco, 8.75%, 3/26/2014	500,000	593,694
[c] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	52,390
MISCELLANEOUS — 0.32%
[a,c] Anglo American Capital, 9.375%, 4/8/2014	500,000	600,610

		5,136,826

MEDIA — 2.11%
MEDIA — 2.11%
CBS Corp., 8.20%, 5/15/2014	500,000	583,752
DIRECTV Holdings LLC, 6.375%, 6/15/2015	900,000	934,875
Echostar DBS Corp., 7.75%, 5/31/2015	1,000,000	1,045,000
Washington Post Co., 7.25%, 2/1/2019	500,000	561,933
[a,b] Yahoo! Inc., 6.65%, 8/10/2026	976,113	858,979

		3,984,539

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.68%
BIOTECHNOLOGY — 0.53%
[a] Talecris Biotherapeutics, 7.75%, 11/15/2016	1,000,000	1,005,000
PHARMACEUTICALS — 0.15%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	250,000	275,000

		1,280,000

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 0.14%
REAL ESTATE INVESTMENT TRUSTS — 0.14%
HRPT Properties Trust, 0.857%, 3/16/2011	$275,000	$270,641

		270,641

RETAILING — 1.72%
INTERNET & CATALOG RETAIL — 0.30%
Ticketmaster, 10.75%, 8/1/2016	500,000	557,500
MULTILINE RETAIL — 0.16%
[c] Parkson Retail Group, 7.125%, 5/30/2012	300,000	310,293
SPECIALTY RETAIL — 1.26%
Best Buy, Inc., 6.75%, 7/15/2013	500,000	559,637
Nebraska Book Co., 10.00%, 12/1/2011	1,250,000	1,290,625
Staples, Inc., 7.75%, 4/1/2011	500,000	530,530

		3,248,585

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.10%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.10%
KLA Instruments Corp., 6.90%, 5/1/2018	1,000,000	1,084,774
National Semiconductor, 0.507%, 6/15/2010	1,000,000	998,822

		2,083,596

TECHNOLOGY HARDWARE & EQUIPMENT — 0.27%
COMMUNICATIONS EQUIPMENT — 0.27%
Motorola, Inc., 7.625%, 11/15/2010	500,000	518,265

		518,265

TELECOMMUNICATION SERVICES — 6.02%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.56%
[a,c] Global Crossing Ltd., 12.00%, 9/15/2015	1,000,000	1,110,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	682,500
[a,g] New Communications Holdings, 8.25%, 4/15/2017	1,000,000	1,017,500
Qwest Corp., 8.875%, 3/15/2012	1,000,000	1,095,000
Qwest Corp., 8.375%, 5/1/2016	500,000	562,500
[c] Telecom Italia Capital, 0.861%, 7/18/2011	550,000	547,590
[a,c] Vimpelcom, 8.25%, 5/23/2016	500,000	544,375
Windstream Corp., 7.875%, 11/1/2017	1,000,000	985,000
Windstream Corp., 8.125%, 8/1/2013	1,000,000	1,047,500
[a] Zayo Group LLC., 10.25%, 3/15/2017	1,000,000	1,010,000
WIRELESS TELECOMMUNICATION SERVICES — 1.46%
Crown Castle International Corp., 9.00%, 1/15/2015	500,000	541,250
[a,c] Digicel Group Ltd., 10.50%, 4/15/2018	1,600,000	1,660,000
[a,c] Digicel SA, 12.00%, 4/1/2014	500,000	566,250

		11,369,465

TRANSPORTATION — 2.98%
AIR FREIGHT & LOGISTICS — 0.27%
FedEx Corp., 8.76%, 5/22/2015	455,875	513,689
AIRLINES — 1.10%
[a] Jet Equipment Trust, 9.41%, 6/15/2010	1,716,235	1,528,685
United Air Lines, Inc., 12.75%, 7/15/2012	500,000	550,625

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
MARINE — 1.31%
Commercial Barge Line Co., 12.50%, 7/15/2017	$500,000	$525,625
[a] United Maritime LLC, 11.75%, 6/15/2015	1,000,000	1,025,000
[a] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	988,394	909,893
ROAD & RAIL — 0.30%
Ryder System, Inc., 7.20%, 9/1/2015	500,000	562,687

		5,616,204

UTILITIES — 10.85%
ELECTRIC UTILITIES — 4.22%
Alabama Power Capital Trust V, 3.351%, 10/1/2042	700,000	700,000
Aquila, Inc., 7.95%, 2/1/2011	500,000	525,528
Arizona Public Service Co., 8.75%, 3/1/2019	500,000	605,944
Comed Financing III, 6.35%, 3/15/2033	1,500,000	1,192,177
Commonwealth Edison, 6.15%, 3/15/2012	300,000	324,944
Entergy Texas, Inc., 7.125%, 2/1/2019	500,000	560,715
FPL Group Capital, Inc., 6.65%, 6/15/2067	1,000,000	950,000
Illinois Power Co., 9.75%, 11/15/2018	500,000	640,822
[a] Kansas Gas & Electric Co., 6.70%, 6/15/2019	500,000	562,647
[a,c] Listrindo Capital BV, 9.25%, 1/29/2015	500,000	541,830
Metropolitan Edison, 7.70%, 1/15/2019	250,000	291,010
[a,c] Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,063,241
GAS UTILITIES — 2.38%
[a] Ferrellgas Partners LP, 9.125%, 10/1/2017	1,500,000	1,571,250
[a] Source Gas LLC., 5.90%, 4/1/2017	1,000,000	922,198
Southern Union Co., 7.20%, 11/1/2066	1,600,000	1,484,000
Suburban Propane Partners LP, 7.375%, 3/15/2020	500,000	508,125
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.25%
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	467,500
MULTI-UTILITIES — 4.00%
Amerenenergy Generating Co., 7.00%, 4/15/2018	1,000,000	1,067,326
Black Hills Corp., 9.00%, 5/15/2014	500,000	577,217
DTE Energy Co., 7.625%, 5/15/2014	1,000,000	1,137,645
[a] Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,070,870
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,211,598
Sempra Energy, 9.80%, 2/15/2019	250,000	324,902
[a] Texas-New Mexico Power, 9.50%, 4/1/2019	1,000,000	1,218,330
Wisconsin Energy Corp., 6.25%, 5/15/2067	1,000,000	950,000

		20,469,819

TOTAL CORPORATE BONDS (Cost $116,278,801)		129,964,211

CONVERTIBLE BONDS — 4.42%

COMMERCIAL & PROFESSIONAL SERVICES — 0.25%
COMMERCIAL SERVICES & SUPPLIES — 0.25%
Covanta Holding Corp., 1.00%, 2/1/2027	500,000	469,375

		469,375

DIVERSIFIED FINANCIALS — 0.92%
DIVERSIFIED FINANCIAL SERVICES — 0.92%
KKR Financial Holdings LLC, 7.50%, 1/15/2017	1,000,000	1,221,250

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
KKR Financial Holdings LLC, 7.00%, 7/15/2012	$505,000	$505,000

		1,726,250

ENERGY — 0.34%
ENERGY EQUIPMENT & SERVICES — 0.34%
Global Industries Ltd., 2.75%, 8/1/2027	1,000,000	647,500

		647,500

MEDIA — 0.23%
MEDIA — 0.23%
[a,c] Central European Media, 3.50%, 3/15/2013	500,000	429,375

		429,375

REAL ESTATE — 0.91%
REAL ESTATE INVESTMENT TRUSTS — 0.91%
[a] MPT Operating Partnership LP, 6.125%, 11/15/2011	1,250,000	1,228,125
Washington REIT, 3.875%, 9/15/2026	500,000	495,625

		1,723,750

TELECOMMUNICATION SERVICES — 1.77%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.02%
Global Crossing Ltd., 5.00%, 5/15/2011	1,000,000	998,750
Level 3 Communications, Inc., 10.00%, 5/1/2011	900,000	924,750
WIRELESS TELECOMMUNICATION SERVICES — 0.75%
NII Holdings, Inc., 3.125%, 6/15/2012	1,500,000	1,415,625

		3,339,125

TOTAL CONVERTIBLE BONDS (Cost $7,204,223)		8,335,375

MUNICIPAL BONDS — 2.32%
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	175,000	173,637
Michigan Higher Education Student Loan Authority, 3.95%, 3/1/2011	250,000	244,387
[a] Midwest Family Housing, 5.168%, 7/1/2016	955,000	829,675
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,017,390
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	899,343
Pennsylvania Economic Development Series A (Waste Management, Inc. Project), 4.70%, 11/1/2021	600,000	635,970
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	655,000	574,101

TOTAL MUNICIPAL BONDS (Cost $4,122,965)		4,374,503

U.S. TREASURY SECURITIES — 1.05%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	1,978,438

TOTAL U.S. TREASURY SECURITIES (Cost $1,991,839)		1,978,438

U.S. GOVERNMENT AGENCIES — 0.45%
[a] Agribank FCB, 9.125%, 7/15/2019	750,000	853,245

TOTAL U.S. GOVERNMENT AGENCIES (Cost $750,000)		853,245

MORTGAGE BACKED — 0.01%
Federal National Mtg Assoc. CMO Series 1994-37 Class L, 6.50%, 3/25/2024	13,101	14,164
Federal National Mtg Assoc. Interest Only, 5.50%, 7/15/2030	79,700	11

TOTAL MORTGAGE BACKED (Cost $13,158)		14,175

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
FOREIGN BONDS — 6.39%

BANKS — 0.45%
COMMERCIAL BANKS — 0.45%
NRW.Bank (NOK)	$5,000,000	$842,202

		842,202

CONSUMER SERVICES — 0.10%
HOTELS, RESTAURANTS & LEISURE — 0.10%
[d,e] FU JI Food (HKD), 0%, 10/18/2010	7,000,000	198,264

		198,264

DIVERSIFIED FINANCIALS — 0.94%
CAPITAL MARKETS — 0.46%
Morgan Stanley (AUD), 4.55%, 3/1/2013	1,000,000	879,009
CONSUMER FINANCE — 0.48%
SLM Corp. (AUD), 6.00%, 12/15/2010	1,000,000	900,513

		1,779,522

FOOD & STAPLES RETAILING — 0.65%
FOOD & STAPLES RETAILING — 0.65%
Wesfarmers Ltd. (AUD), 6.967%, 9/11/2014	1,300,000	1,221,545

		1,221,545

FOOD, BEVERAGE & TOBACCO — 0.59%
BEVERAGES — 0.59%
[a] Ambev International Fin Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	1,113,392

		1,113,392

INSURANCE — 0.38%
INSURANCE — 0.38%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	712,427

		712,427

MEDIA — 0.53%
MEDIA — 0.53%
[a] Corus Entertainment (CAD), 7.25%, 2/10/2017	1,000,000	1,002,599

		1,002,599

MISCELLANEOUS — 2.09%
MISCELLANEOUS — 2.09%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	848,953
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	852,403
New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	1,000,000	951,052
Republic of Brazil (BRL), 12.50%, 1/5/2016	2,025,000	1,295,267

		3,947,675

TELECOMMUNICATION SERVICES — 0.20%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.20%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	250,000	374,805

		374,805

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 0.46%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 0.46%
Alinta Networks Holdings (AUD), 4.50%, 9/21/2012	$1,000,000	$862,251

		862,251

TOTAL FOREIGN BONDS (Cost $11,814,917)		12,054,682

SHORT TERM INVESTMENTS — 1.69%
Vulcan Materials Co., 0.25%, 4/1/2010	3,200,000	3,200,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,200,000)		3,200,000

TOTAL INVESTMENTS — 99.06% (Cost $172,967,017)		$186,938,556
OTHER ASSETS LESS LIABILITIES — 0.94%		1,773,495

NET ASSETS — 100.00%		$188,712,051

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, the aggregate value of these securities in the Fund’s portfolio was $70,163,196, representing 37.2% of the Fund’s net assets.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Yankee Bond - Denominated in U.S. dollars and is publicly issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Non-income producing.
f	Segregated as collateral for a when-issued security.
g	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Dollars
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
Mtg	Mortgage
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

18    Certified Semi-Annual Report

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Certified Semi-Annual Report     19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $172,967,017) (Note 2)	$186,938,556
Cash	175,134
Receivable for investments sold	80,000
Receivable for fund shares sold	935,933
Unrealized appreciation on forward currency contracts (Note 7)	21,511
Dividends receivable	255,825
Dividend and interest reclaim receivable	75
Interest receivable	2,724,288
Prepaid expenses and other assets	32,515

Total Assets	191,163,837

LIABILITIES
Payable for securities purchased	1,868,039
Payable for fund shares redeemed	263,646
Payable to investment advisor and other affiliates (Note 3)	181,485
Accounts payable and accrued expenses	40,063
Dividends payable	98,553

Total Liabilities	2,451,786

NET ASSETS	$188,712,051

NET ASSETS CONSIST OF:
Undistributed net investment income	$186,321
Net unrealized appreciation on investments	13,994,248
Accumulated net realized gain (loss)	3,064,310
Net capital paid in on shares of beneficial interest	171,467,172

$188,712,051

20    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($73,693,550 applicable to 6,120,065 shares of beneficial interest outstanding - Note 4)	$12.04
Maximum sales charge, 4.50% of offering price	0.57

Maximum offering price per share	$12.61

Class C Shares:
Net asset value and offering price per share * ($65,197,433 applicable to 5,419,930 shares of beneficial interest outstanding - Note 4)	$12.03

Class I Shares:
Net asset value, offering and redemption price per share ($49,821,068 applicable to 4,135,263 shares of beneficial interest outstanding - Note 4)	$12.05

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    21

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $5,174)	$778,082
Interest income (net of premium amortized of $34,058)	6,201,905

Total Income	6,979,987

EXPENSES:
Investment advisory fees (Note 3)	635,924
Administration fees (Note 3)
Class A Shares	40,321
Class C Shares	36,322
Class I Shares	11,738
Distribution and service fees (Note 3)
Class A Shares	81,735
Class C Shares	293,198
Transfer agent fees
Class A Shares	22,409
Class C Shares	26,973
Class I Shares	9,054
Registration and filing fees
Class A Shares	9,103
Class C Shares	10,146
Class I Shares	9,333
Custodian fees (Note 3)	35,492
Professional fees	26,708
Accounting fees	2,633
Trustee fees	2,246
Other expenses	11,780

Total Expenses	1,265,115
Less:
Expenses reimbursed by investment advisor (Note 3)	(111,204)
Fees paid indirectly (Note 3)	(317)

Net Expenses	1,153,594

Net Investment Income	$5,826,393

22    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$3,433,683
Forward currency contracts (Note 7)	41,614
Foreign currency transactions	16,557

3,491,854

Net change in unrealized appreciation (depreciation) on:
Investments	3,158,880
Forward currency contracts (Note 7)	83,914
Foreign currency translations	(3,928)

3,238,866

Net Realized and Unrealized Gain	6,730,720

Net Increase in Net Assets Resulting From Operations	$12,557,113

See notes to financial statements.

Certified Semi-Annual Report    23

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Strategic Income Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$5,826,393	$6,238,168
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	3,491,854	688,902
Increase (decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translation	3,238,866	17,147,020

Net Increase (Decrease) in Net Assets Resulting from Operations	12,557,113	24,074,090

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,229,456)	(2,278,787)
Class C Shares	(1,851,836)	(1,843,592)
Class I Shares	(1,687,952)	(2,093,817)
From realized gains
Class A Shares	(274,801)	—
Class C Shares	(238,982)	—
Class I Shares	(197,906)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	13,556,271	33,284,870
Class C Shares	11,336,414	31,887,106
Class I Shares	3,782,057	23,418,359

Net Increase in Net Assets	34,750,922	106,448,229

NET ASSETS:
Beginning of Period	153,961,129	47,512,900

End of Period	$188,712,051	$153,961,129

Undistributed net investment income	$186,321	$129,172

*	Unaudited.

See notes to financial statements.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$12,511,182	$12,511,182	$—	$—
Preferred Stock	7,578,807	4,891,312	2,687,495	—
Asset Backed Securities	6,073,938	—	6,073,938	—
Corporate Bonds	129,964,211	—	129,964,211	—
Convertible Bonds	8,335,375	—	8,335,375	—
Municipal Bonds	4,374,503	—	4,374,503	—
U.S. Treasury Securities	1,978,438	1,978,438	—	—
U.S. Government Agencies	853,245	—	853,245	—
Mortgage Backed	14,175	—	14,175	—
Foreign Bonds	12,054,682	—	12,054,682	—
Short Term Investments	3,200,000	—	3,200,000	—

Total Investments in Securities	$186,938,556	$19,380,932	$167,557,624	$—
Other Financial Instruments**
Forward Currency Contracts	$21,511	$—	$21,511	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund

Certified Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $22,161 for Class A shares, $88,429 for Class C shares, and $614 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $23,431 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,002 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $317.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,199,707	$25,937,533	4,070,731	$41,692,987
Shares issued to shareholders in reinvestment of dividends	154,894	1,831,841	166,612	1,745,944
Shares repurchased	(1,207,829)	(14,213,103)	(1,017,988)	(10,154,061)

Net Increase (Decrease)	1,146,772	$13,556,271	3,219,355	$33,284,870

Class C Shares
Shares sold	1,259,259	$14,812,784	3,999,961	$40,130,318
Shares issued to shareholders in reinvestment of dividends	117,885	1,393,383	115,785	1,220,711
Shares repurchased	(413,354)	(4,869,753)	(967,856)	(9,463,923)

Net Increase (Decrease)	963,790	$11,336,414	3,147,890	$31,887,106

28    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	1,183,044	$13,944,991	2,608,167	$25,631,797
Shares issued to shareholders in reinvestment of dividends	129,197	1,529,659	155,088	1,629,414
Shares repurchased	(985,611)	(11,692,593)	(386,048)	(3,842,852)

Net Increase (Decrease)	326,630	$3,782,057	2,377,207	$23,418,359

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $61,149,452 and $34,397,542, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$172,967,017

Gross unrealized appreciation on a tax basis	$19,168,733
Gross unrealized depreciation on a tax basis	(5,197,194)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,971,539

At March 31, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $19,065 and $774,429, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward

Certified Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at March 31, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,125,000	08/19/2010	$1,519,458	$21,511	$—

Total					$21,511	$—

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2010

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$21,511

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$41,614	$41,614

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$83,914	$83,914

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

30    Certified Semi-Annual Report

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Certified Semi-Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010 (b)(c)	$11.63	0.41	0.46	0.87	(0.41)	(0.05)	(0.46)	$12.04	6.98	(d)	1.25	(d)	1.25	(d)	1.32	(d)	7.60	21.57	$73,694
2009(c)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(c)(e)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538

Class C Shares
2010 (b)	$11.62	0.38	0.46	0.84	(0.38)	(0.05)	(0.43)	$12.03	6.42	(d)	1.80	(d)	1.80	(d)	2.10	(d)	7.33	21.57	$65,197
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(e)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829

Class I Shares
2010 (b)	$11.64	0.43	0.45	0.88	(0.42)	(0.05)	(0.47)	$12.05	7.25	(d)	0.97	(d)	0.97	(d)	0.97	(d)	7.74	21.57	$49,821
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(e)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 19, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32 Certified Semi-Annual Report	Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,076.00	$6.47
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$1,073.30	$9.30
Hypothetical*	$1,000.00	$1,015.96	$9.05
Class I Shares
Actual	$1,000.00	$1,077.40	$5.02
Hypothetical*	$1,000.00	$1,020.10	$4.88

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.97%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    35

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1663

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Value Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

Many Reasons
One Value Fund

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

**You invest in the future,
without spending a dime.**

edelivery

Thornburg Value Fund

The Value of Experience

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and debt obligations which, in the opinion of the Fund's investment advisor, offer prospects for meeting the Fund's investment goals.

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg Value Fund

Left to right:

Connor Browne, CFA, and Edward Maran, CFA.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/10

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	66.02%	-2.80%	5.10%	2.01%	10.10%
With sales charge	58.58%	-4.28%	4.14%	1.54%	9.76%
S&P 500 Index
(Since 10/2/95)	49.77%	-4.17%	1.92%	-0.65%	6.83%

4    This page is not part of the Semi-Annual Report.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/10

Top Contributors	Top Detractors
Smith International Inc.	Actelion Ltd.
United States Steel Corp.	Swiss Reinsurance Co.
Boeing Co.	ING Groep N.V.
DIRECTV Group, Inc.	Leap Wireless International Inc.
DISH Network Corp.	Gilead Sciences Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/10

Portfolio P/E Trailing 12-months*	16.4x

Portfolio Price to Cash Flow*	5.7x

Portfolio Price to Book Value*	1.9x

Median Market Cap*	$13.7 B

7-Year Beta (A Shares vs. S&P 500)*	1.09

Number of Companies	49

* Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/10

BASKET STRUCTURE

As of 3/31/10

This page is not part of the Semi-Annual Report.    5

Thornburg Value Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Connor Browne, CFA Co-Portfolio Manager

April 30, 2010

Dear Fellow Shareholder:

A year ago, in our last semi-annual letter for the six months ended March 31, 2009, we wrote:

As we critically examine our decisions through the downturn thus far, we are pleased overall with the actions that we have taken, and the positioning of our current portfolio. Through the last five months of this semi-annual period, and since, the portfolio has performed well in both up and down markets. While the semi-annual period ended March 31st was very challenging, we remain confident that our comprehensive approach to value investing will perform well over the market cycle, as it has in the past.

Edward E. Maran, CFA Co-Portfolio Manager

Happily, our portfolio has performed up to our expectations over the ensuing year. The actions taken during the downturn and since, solidly positioned the portfolio for the market rally (4/1/09–3/31/10). While we would prefer not to have a repeat of the Great Recession, we are grateful for the opportunities created by the wild market volatility.

In the semi-annual period reported here, from October 1, 2009 through March 31, 2010, performance remained strong, though we trailed our benchmark, the S&P 500 Index. Over the period, the Thornburg Value Fund returned 10.21% (Class A shares, without sales charge), while the S&P 500 Index returned 11.75%. We are now more than a year beyond the bottom of the stock market, and have experienced a very strong rally. While storm clouds still loom on the horizon, including risks to the European Monetary Union associated with a potential Greek default, potential inflationary pressures associated with quantitative easing by the U.S. government, and the depressing impact of increased government regulation and taxes, we generally feel confident about the footing for the U.S. and global economies. That said, it does seem that there are pockets where the market has run a bit ahead of where we perceive fundamentals to be. The retail sector stands out in this regard.

Overall, our stock selection was strong during the period, though our sector positioning was a drag on relative performance. Industrials performed strongly for the S&P 500 Index – up 19% during the period. Our industrial names fared even better (Boeing in particular) – but we were well underweight versus the benchmark. Because we have the flexibility to vary widely from benchmark sector weights, the relative size of our investments in a sector can often cause short-term over- or under-performance. However, we believe that, over the long term, our bottom-up approach and basket diversification allow individual stock picking to be a more important driver of performance than sector allocation.

Telecommunication services was another area where our weighting in the sector was a drag to relative performance over the six-month period. Here, we were well overweight versus the S&P 500 Index. And though our telecommunication holdings outperformed the telecom companies of the S&P 500 Index during the period (led by Crown Castle), that was a low hurdle as telecom was the worst performing sector within the S&P 500 Index.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Individual contributors to strong performance included Smith International, which sells a number of products and services to energy companies including specialized drill bits and systems to help drill horizontal wells. Smith bubbled up through our research process in November 2009, and we decided we liked its prospects better than Transocean Offshore, which is an oilfield service company we held at the time. We funded our purchase of Smith International with sale proceeds from Transocean. In February 2010, Schlumberger announced they would acquire Smith. At that point, Smith reached our price target. Transocean was selling at slightly lower than where we had last sold it, and we were able to buy Transocean back at less than our sale price. Transocean has been a challenging investment since our re-purchase. We have been closely following the recent events associated with the Transocean deepwater rig, Horizon. We currently believe the costs to Transocean associated with the Horizon disaster will be materially less than the decline in the market capitalization of the company since the incident. The injuries, loss of life, and economic and environmental impacts of this incident are truly tragic. We are concerned that the companies we invest in are responsibly managed with respect to employee safety and environmental protection as well as investment returns. Our investigation to date has led us to believe that Transocean has been managed in a responsible manner. We are continuing to monitor the situation closely and our views may change if significant new information becomes available.

U.S. Steel has been a strong performer since our purchase in October 2009. The prospects for this vertically integrated steel manufacturer improved along with the global economy. Boeing reached a milestone during the period, reporting the first flight of its 787 Dreamliner aircraft on December 15th. We played the live feed of this flight on our trade desk. While we expected success, there was still an audible sigh of relief as the plane safely got off the ground. Our analyst covering Boeing, Connor Wilson, emailed the company’s Investor Relations director to congratulate him shortly after takeoff. His response was, appropriately, “it still needs to land!” Not only was the landing successful, but further flight tests have proceeded without hiccup. The 787 represents a tremendous future revenue and earnings opportunity for Boeing, and successful progress of this program, as well as the strengthening global economy rewarded shareholders smartly during the period.

Rounding out top contributors were DIRECTV Group and DISH Network. Both businesses have been relatively unaffected by higher unemployment and generate consistent, predictable cash flow streams from subscription revenues.

Weak performers during the semi-annual period included a few overseas names. Actelion, Swiss Reinsurance, and ING Groep were all among our bottom performers for the period. Swiss Re and ING were sold during the period. Both have indirect exposure to broad European sovereign debt default and were not as attractive as other investments in the portfolio at the time of sale in early February 2010. At time of sale, Swiss Re had been a spectacular performer over the trailing twelve-month period. Concerns regarding Greece, as well as Portugal, Italy, and Spain, have intensified since the end of the reporting period. We are not in a position today to judge whether the market reaction to these events is overdone, or not significant enough. Simply said, we had other opportunities in the United States with nearly as much upside, but very little of the downside associated with potential European sovereign debt problems.

Actelion, a Swiss biotechnology firm, announced disappointing results in a trial for their existing drug Tracleer in a new indication (Idiopathic Pulmonary Fibrosis). While positive results in this trial would have been great news, we continue to believe that the company looks reasonably valued on its currently approved products, with a number of very exciting pipeline treatments providing a call option.

8    Certified Semi-Annual Report

Other weak performers included Leap Wireless and Gilead Sciences. Leap stock has struggled in a very competitive environment for prepaid wireless service providers in the United States. As of this writing, it seems that the competitive environment has stabilized somewhat. If so, Leap’s low-cost provider model may again deliver growth in their legacy markets. Gilead has had good fundamental progress, with continued growing sales in the HIV market and good recent preliminary data on their next HIV treatment, the Quad pill. Even as earnings estimates have risen for the company, stock price has continued to decline. At around 10x forward earnings, Gilead Sciences looks particularly compelling today.

We believe the positioning of the portfolio today seems to leave some room for outperformance if the market has, in fact, gotten ahead of itself. As of March 31, 2010, our Basic Value basket of stocks was still larger as a percentage than our Consistent Earner basket (43.3% vs. 41.2%) – but importantly, we consider many of our Basic Value holdings to be relatively conservative. For example, we now have large weights in Exxon Mobile, Ace Insurance, and Transatlantic Holdings. Exxon is an industry leader with a stronger balance sheet and longer lived reserves than its industry peers, and the premium in its valuation is relatively modest. Ace Insurance and Transatlantic are both insurers with very strong balance sheets and conservative underwriting that should weather any environment reasonably well. These three companies are less volatile than typical Basic Value names, and if we were to include them with our Consistent Earners, the combined weight would be much larger than our Basic Value basket.

Fifth Third and Keycorp, both regional banks based in Ohio, have been good performers for us from the bottom of the market, and both approached their price targets in February. While these regional banks performed very well, the larger, safer banks tended to underperform. The result? We had the opportunity to sell Fifth Third and Keycorp and invest the proceeds in JPMorgan Chase, which we perceive as being stronger and having better growth prospects, at a lower valuation multiple. Overall, we like our investments and positioning both in an absolute sense and relative to the market.

We will continue to seek promising companies trading at a discount to their intrinsic value and believe the current environment is presenting us with many promising opportunities.

Thank you for your continued trust in the Thornburg Value Fund.

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2010 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/10

Comcast Corp.	3.5%	Exxon Mobil Corp.	3.1%
Dell, Inc.	3.5%	Ace Ltd.	3.1%
Eli Lilly & Co.	3.5%	JPMorgan Chase & Co.	3.1%
Fiserv, Inc.	3.2%	Thermo Fisher Scientific, Inc.	3.1%
ConocoPhillips	3.1%	Gilead Sciences, Inc.	3.0%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/10

Pharmaceuticals, Biotechnology & Life Sciences	13.0%	Banks	5.0%
Software & Services	12.7%	Capital Goods	4.3%
Energy	12.3%	Diversified Financials	3.7%
Media	7.5%	Utilities	2.7%
Insurance	7.4%	Semiconductors & Semiconductor Equipment	1.3%
Telecommunication Services	7.1%	Consumer Services	1.2%
Materials	6.3%	Transportation	1.0%
Technology Hardware & Equipment	5.4%	Food & Staples Retailing	0.3%
Health Care Equipment & Services	5.2%	Other Assets & Cash Equivalents	3.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 93.54%

BANKS — 5.01%
COMMERCIAL BANKS — 5.01%
Mitsubishi UFJ Financial Group, Inc.	16,426,201	$86,093,042
U.S. Bancorp	4,847,633	125,456,742

		211,549,784

CAPITAL GOODS — 4.30%
AEROSPACE & DEFENSE — 4.30%
Boeing Co.	1,351,200	98,110,632
Lockheed Martin Corp.	1,001,983	83,385,025

		181,495,657

CONSUMER SERVICES — 1.16%
HOTELS, RESTAURANTS & LEISURE — 1.16%
[a]Life Time Fitness, Inc.	1,746,636	49,080,472

		49,080,472

DIVERSIFIED FINANCIALS — 3.66%
CAPITAL MARKETS — 0.57%
AllianceBernstein Holding LP	787,430	24,142,604
DIVERSIFIED FINANCIAL SERVICES — 3.09%
JPMorgan Chase & Co.	2,911,100	130,271,725

		154,414,329

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 12.31%
ENERGY EQUIPMENT & SERVICES — 2.44%
[a]Transocean Ltd.	1,188,400	$102,653,992
OIL, GAS & CONSUMABLE FUELS — 9.87%
ConocoPhillips	2,583,800	132,213,046
Exxon Mobil Corp.	1,972,700	132,131,446
Marathon Oil Corp.	3,641,400	115,213,896
[a]Sandridge Energy, Inc.	4,794,658	36,918,867

		519,131,247

FOOD & STAPLES RETAILING — 0.31%
FOOD & STAPLES RETAILING — 0.31%
[a]Rite Aid Corp.	8,717,107	13,075,660

		13,075,660

HEALTH CARE EQUIPMENT & SERVICES — 5.20%
HEALTH CARE EQUIPMENT & SUPPLIES — 4.04%
[a]Inverness Medical Innovations, Inc.	2,029,900	79,064,605
[a]Varian Medical Services, Inc.	1,653,190	91,471,003
HEALTH CARE PROVIDERS & SERVICES — 1.08%
[a]Community Health Systems, Inc.	1,229,440	45,403,219
HEALTH CARE TECHNOLOGY — 0.08%
[a]Eclipsys Corp.	179,492	3,568,301

		219,507,128

INSURANCE — 7.42%
INSURANCE — 7.42%
Ace Ltd.	2,511,445	131,348,573
Hartford Financial Services Group, Inc.	2,838,659	80,674,689
Transatlantic Holdings, Inc.	1,914,600	101,090,880

		313,114,142

MATERIALS — 5.64%
CHEMICALS — 2.16%
Monsanto Co.	1,278,400	91,303,328
METALS & MINING — 3.48%
Tokyo Steel Mfg.	6,865,300	85,990,655
United States Steel Corp.	953,800	60,585,376

		237,879,359

MEDIA — 7.51%
MEDIA — 7.51%
Comcast Corp.	8,313,750	149,398,087
[a]DIRECTV Group, Inc.	3,117,592	105,405,786
Dish Network Corp.	2,983,838	62,123,507

		316,927,380

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.89%
BIOTECHNOLOGY — 4.15%
[a]Actelion Ltd.	1,080,600	49,161,971
[a]Gilead Sciences, Inc.	2,770,200	125,988,696
LIFE SCIENCES TOOLS & SERVICES — 3.07%
[a]Thermo Fisher Scientific, Inc.	2,511,265	129,179,472

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 5.67%
Eli Lilly & Co.	4,049,615	$146,677,055
Roche Holdings AG	570,800	92,570,941

		543,578,135

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.33%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.33%
[a] MEMC Electronic Materials, Inc.	1,516,686	23,250,796
[a] ON Semiconductor Corp.	4,126,527	33,012,216

		56,263,012

SOFTWARE & SERVICES — 12.75%
INFORMATION TECHNOLOGY SERVICES — 6.58%
[a] Amdocs Ltd.	3,023,348	91,033,008
[a] Computer Sciences Corp.	942,018	51,330,561
[a] Fiserv, Inc.	2,663,570	135,202,813
INTERNET SOFTWARE & SERVICES — 2.85%
[a] Google, Inc.	212,250	120,347,873
SOFTWARE — 3.32%
[a]ANSYS, Inc.	1,395,965	60,221,930
Microsoft Corp.	2,722,100	79,675,867

		537,812,052

TECHNOLOGY HARDWARE & EQUIPMENT — 5.40%
COMPUTERS & PERIPHERALS — 4.61%
[a] Dell, Inc.	9,853,600	147,902,536
[a] NCR Corp.	3,368,100	46,479,780
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.79%
Corning, Inc.	1,650,735	33,361,354

		227,743,670

TELECOMMUNICATION SERVICES — 5.91%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.62%
AT&T Inc.	2,603,148	67,265,344
[a] Level 3 Communications, Inc.	26,753,956	43,341,409
WIRELESS TELECOMMUNICATION SERVICES — 3.29%
China Mobile Ltd.	10,238,300	98,502,883
[a] Leap Wireless International, Inc.	2,452,700	40,126,172

		249,235,808

UTILITIES — 2.74%
ELECTRIC UTILITIES — 2.74%
Entergy Corp.	1,420,236	115,536,199

		115,536,199

TOTAL COMMON STOCK (Cost $3,732,961,389)		3,946,344,034

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 1.19%
TELECOMMUNICATION SERVICES — 1.19%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.19%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$51,489,000	$50,201,775

TOTAL CORPORATE BONDS (Cost $44,020,158)		50,201,775

CONVERTIBLE BONDS — 1.69%
MATERIALS — 0.66%
METALS & MINING — 0.66%
[b]Anglogold Holdings Ltd., 3.50%, 5/22/2014	25,000,000	27,877,500

		27,877,500

TELECOMMUNICATION SERVICES — 0.05%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.05%
Level 3 Communications, Inc., 2.875%, 7/15/2010	1,854,000	1,847,047

		1,847,047

TRANSPORTATION — 0.98%
ROAD & RAIL — 0.98%
Hertz Global Holdings, Inc., 5.25%, 6/1/2014	29,332,000	41,431,450

		41,431,450

TOTAL CONVERTIBLE BONDS (Cost $56,272,555)		71,155,997

SHORT TERM INVESTMENTS — 4.73%
AGL Capital Corp., 0.20%, 4/1/2010	250,000	250,000
Clark County School District GO, put 4/1/2010 (Insured: AGM/SPA: Bayerische
Landesbank) (daily demand notes), 0.33%, 6/15/2021	2,360,000	2,360,000
JPMorgan Chase & Co., 0.01%, 4/1/2010	93,500,000	93,500,000
Kansas City Power & Light, 0.22%, 4/1/2010	49,800,000	49,800,000
Precision Castparts Corp., 0.20%, 4/1/2010	25,000,000	25,000,000
Vulcan Materials Co., 0.25%, 4/1/2010	28,400,000	28,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $199,310,000)		199,310,000

TOTAL INVESTMENTS — 101.15% (Cost $4,032,564,102)		$4,267,011,806
LIABILITIES NET OF OTHER ASSETS — (1.15)%		(48,318,809)

NET ASSETS — 100.00%		$4,218,692,997

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, the aggregate value of these securities in the Fund’s portfolio was $27,877,500, representing 0.66% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
GO	General Obligation
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $4,032,564,102) (Note 2)	$4,267,011,806
Cash	104,825
Receivable for fund shares sold	16,371,864
Unrealized appreciation on forward currency contracts (Note 7)	3,786,296
Dividends receivable	2,625,890
Dividend and interest reclaim receivable	871,253
Interest receivable	2,823,034
Prepaid expenses and other assets	113,058

Total Assets	4,293,708,026

LIABILITIES
Payable for securities purchased	63,299,352
Payable for fund shares redeemed	7,248,335
Payable to investment advisor and other affiliates (Note 3)	3,570,153
Accounts payable and accrued expenses	878,931
Dividends payable	18,258

Total Liabilities	75,015,029

NET ASSETS	$4,218,692,997

NET ASSETS CONSIST OF:
Undistributed net investment income	$4,516,882
Net unrealized appreciation on investments	241,715,228
Accumulated net realized gain (loss)	(861,638,820)
Net capital paid in on shares of beneficial interest	4,834,099,707

$4,218,692,997

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES , CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,359,111,130 applicable to 41,761,061 shares of beneficial interest outstanding - Note 4)	$32.54
Maximum sales charge, 4.50% of offering price	1.53

Maximum offering price per share	$34.07

Class B Shares:
Net asset value and offering price per share * ($30,351,020 applicable to 982,113 shares of beneficial interest outstanding - Note 4)	$30.90

Class C Shares:
Net asset value and offering price per share * ($381,938,840 applicable to 12,211,704 shares of beneficial interest outstanding - Note 4)	$31.28

Class I Shares:
Net asset value, offering and redemption price per share ($1,962,645,053 applicable to 59,310,268 shares of beneficial interest outstanding - Note 4)	$33.09

Class R3 Shares:
Net asset value, offering and redemption price per share ($195,314,520 applicable to 6,039,036 shares of beneficial interest outstanding - Note 4)	$32.34

Class R4 Shares:
Net asset value, offering and redemption price per share ($64,621,640 applicable to 1,988,776 shares of beneficial interest outstanding - Note 4)	$32.49

Class R5 Shares:
Net asset value, offering and redemption price per share ($224,710,794 applicable to 6,796,982 shares of beneficial interest outstanding - Note 4)	$33.06

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $578,160)	$34,155,572
Interest income (net of premium amortized of $17,342)	10,843,059

Total Income	44,998,631

EXPENSES:
Investment advisory fees (Note 3)	14,195,879
Administration fees (Note 3)
Class A Shares	786,351
Class B Shares	21,102
Class C Shares	230,081
Class I Shares	436,624
Class R3 Shares	113,618
Class R4 Shares	33,060
Class R5 Shares	48,899
Distribution and service fees (Note 3)
Class A Shares	1,571,848
Class B Shares	168,339
Class C Shares	1,842,533
Class R3 Shares	455,259
Class R4 Shares	66,270
Transfer agent fees
Class A Shares	766,865
Class B Shares	38,057
Class C Shares	251,473
Class I Shares	963,980
Class R3 Shares	114,877
Class R4 Shares	41,609
Class R5 Shares	172,978
Registration and filing fees
Class A Shares	19,126
Class B Shares	7,756
Class C Shares	9,137
Class I Shares	46,605
Class R3 Shares	9,226
Class R4 Shares	9,752
Class R5 Shares	8,542
Custodian fees (Note 3)	259,478
Professional fees	62,940
Accounting fees	45,160
Trustee fees	49,780
Other expenses	208,493

Total Expenses	23,055,697
Less:
Expenses reimbursed by investment advisor (Note 3)	(218,622)
Fees paid indirectly (Note 3)	(618)

Net Expenses	22,836,457

Net Investment Income	$22,162,174

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$310,266,311
Foreign currency transactions	(87,235)

310,179,076

Net change in unrealized appreciation (depreciation) on:
Investments	46,239,620
Forward currency contracts (Note 7)	3,786,296
Foreign currency translations	7,059

50,032,975

Net Realized and Unrealized Gain	360,212,051

Net Increase in Net Assets Resulting From Operations	$382,374,225

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$22,162,174	$45,726,331
Net realized gain (loss) on investments and foreign currency transactions	310,179,076	(886,084,841)
Increase (decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translation	50,032,975	899,659,702

Net Increase (Decrease) in Net Assets Resulting from Operations	382,374,225	59,301,192

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,861,504)	(16,118,746)
Class B Shares	(57,103)	(326,779)
Class C Shares	(815,194)	(2,935,911)
Class I Shares	(10,970,087)	(24,133,460)
Class R3 Shares	(768,419)	(2,185,830)
Class R4 Shares	(248,195)	(535,872)
Class R5 Shares	(1,194,863)	(2,440,948)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	36,244,522	64,047,983
Class B Shares	(11,322,962)	(22,207,742)
Class C Shares	(13,887,688)	(43,229,232)
Class I Shares	220,484,247	(326,092,244)
Class R3 Shares	15,931,496	(5,811,678)
Class R4 Shares	15,730,254	11,324,512
Class R5 Shares	40,555,806	21,262,560

Net Increase (Decrease) in Net Assets	666,194,535	(290,082,195)

NET ASSETS:
Beginning of Period	3,552,498,462	3,842,580,657

End of Period	$4,218,692,997	$3,552,498,462

Undistributed net investment income	$4,516,882	$1,871,097

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$3,946,344,034	$3,946,344,034	$—	$—
Corporate Bonds	50,201,775	—	50,201,775	—
Convertible Bonds	71,155,997	—	71,155,997	—
Short Term Investments	199,310,000	—	199,310,000	—

Total Investments in Securities	$4,267,011,806	$3,946,344,034	$320,667,772	$—

Other Financial Instruments**
Forward Currency Contracts	$3,786,296	$—	$3,786,296	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $168,096 for Class R3 shares, $24,857 for Class R4 Shares, and $25,669 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $48,164 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,084 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $618.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,935,597	$183,035,516	21,996,783	$495,137,300
Shares issued to shareholders in reinvestment of dividends	151,203	4,759,670	526,363	12,590,999
Shares repurchased	(4,932,774)	(151,557,516)	(20,767,504)	(443,715,236)
Redemption fees received*	—	6,852	—	34,920

Net Increase (Decrease)	1,154,026	$36,244,522	1,755,642	$64,047,983

Class B Shares
Shares sold	20,357	$601,325	123,500	$2,607,505
Shares issued to shareholders in reinvestment of dividends	1,560	46,443	12,305	270,413
Shares repurchased	(409,251)	(11,970,906)	(1,177,554)	(25,087,288)
Redemption fees received*	—	176	—	1,628

Net Increase (Decrease)	(387,334)	$(11,322,962)	(1,041,749)	$(22,207,742)

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	697,146	$20,620,194	1,876,368	$41,683,603
Shares issued to shareholders in reinvestment of dividends	23,191	698,534	110,865	2,523,300
Shares repurchased	(1,188,974)	(35,208,399)	(4,196,286)	(87,447,481)
Redemption fees received*	—	1,983	—	11,346

Net Increase (Decrease)	(468,637)	$(13,887,688)	(2,209,053)	$(43,229,232)

Class I Shares
Shares sold	16,654,548	$523,111,175	22,175,103	$544,582,100
Shares issued to shareholders in reinvestment of dividends	266,364	8,549,002	780,762	18,926,149
Shares repurchased	(9,860,279)	(311,185,573)	(39,596,078)	(889,646,618)
Redemption fees received*	—	9,643	—	46,125

Net Increase (Decrease)	7,060,633	$220,484,247	(16,640,213)	$(326,092,244)

Class R3 Shares
Shares sold	1,707,928	$52,540,786	1,686,345	$39,658,963
Shares issued to shareholders in reinvestment of dividends	23,800	743,338	89,721	2,114,046
Shares repurchased	(1,195,626)	(37,353,644)	(2,071,335)	(47,589,434)
Redemption fees received*	—	1,016	—	4,747

Net Increase (Decrease)	536,102	$15,931,496	(295,269)	$(5,811,678)

Class R4 Shares
Shares sold	752,120	$23,356,326	808,447	$20,006,549
Shares issued to shareholders in reinvestment of dividends	6,725	211,609	18,317	442,047
Shares repurchased	(256,999)	(7,837,984)	(392,575)	(9,125,077)
Redemption fees received*	—	303	—	993

Net Increase (Decrease)	501,846	$15,730,254	434,189	$11,324,512

Class R5 Shares
Shares sold	1,726,034	$53,876,720	2,235,661	$55,055,512
Shares issued to shareholders in reinvestment of dividends	36,797	1,180,089	99,135	2,411,510
Shares repurchased	(464,630)	(14,502,086)	(1,587,441)	(36,208,743)
Redemption fees received*	—	1,083	—	4,281

Net Increase (Decrease)	1,298,201	$40,555,806	747,355	$21,262,560

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,710,574,201 and $1,394,498,608, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,032,564,102

Gross unrealized appreciation on a tax basis	$461,281,946
Gross unrealized depreciation on a tax basis	(226,834,242)

Net unrealized appreciation (depreciation) on investments (tax basis)	$234,447,704

At March 31, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $1,484,675, and $617,127,482, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses of $527,267,206, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2017.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2010 (Unaudited)

The following table displays the outstanding forward currency contracts, at March 31, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	Sell	7,000,000,000	09/02/2010	$74,953,861	$3,786,296	$—

Total					$3,786,296	$—

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2010

Asset Derivatives
	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$3,786,296

The change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following table:

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$3,786,296	$3,786,296

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$29.66	0.17	2.85	3.02	(0.14)		—	(0.14)	$32.54	1.08	(d)	1.27	(d)	1.27	(d)	1.27	(d)	10.21	38.15	$1,359,111
2009(c)	$28.02	0.37	1.67	2.04	(0.40)		—	(0.40)	$29.66	1.58		1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(c)	$44.17	0.18	(12.26)	(12.08)	(0.14)		(3.93)	(4.07)	$28.02	0.52		1.27		1.27		1.27		(29.52)	70.65	$1,088,766
2007(c)	$37.59	0.29	7.86	8.15	(0.27)		(1.30)	(1.57)	$44.17	0.70		1.27		1.27		1.27		22.23	79.29	$1,599,976
2006(c)	$32.79	0.35	4.76	5.11	(0.31)		—	(0.31)	$37.59	1.02		1.35		1.34		1.35		15.63	51.36	$1,121,720
2005(c)	$28.11	0.32	4.64	4.96	(0.28)		—	(0.28)	$32.79	1.05		1.40		1.40		1.40		17.70	58.90	$972,478
Class B Shares
2010(b)	$28.21	0.04	2.70	2.74	(0.05)		—	(0.05)	$30.90	0.25	(d)	2.17	(d)	2.17	(d)	2.17	(d)	9.72	38.15	$30,351
2009	$26.66	0.16	1.58	1.74	(0.19)		—	(0.19)	$28.21	0.74		2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	(0.00	)(e)	(3.93)	(3.93)	$26.66	(0.28)		2.05		2.05		2.05		(30.05)	70.65	$64,287
2007	$36.17	(0.04)	7.55	7.51	(0.02)		(1.30)	(1.32)	$42.36	(0.09)		2.07		2.07		2.07		21.26	79.29	$113,299
2006	$31.60	0.07	4.58	4.65	(0.08)		—	(0.08)	$36.17	0.21		2.15		2.14		2.15		14.71	51.36	$96,587
2005	$27.13	0.08	4.47	4.55	(0.08)		—	(0.08)	$31.60	0.27		2.17		2.17		2.17		16.78	58.90	$92,410
Class C Shares
2010(b)	$28.55	0.05	2.75	2.80	(0.07)		—	(0.07)	$31.28	0.32	(d)	2.04	(d)	2.04	(d)	2.04	(d)	9.80	38.15	$381,939
2009	$26.99	0.18	1.61	1.79	(0.23)		—	(0.23)	$28.55	0.81		2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)		(3.93)	(3.94)	$26.99	(0.23)		2.02		2.01		2.02		(30.03)	70.65	$401,880
2007	$36.55	(0.02)	7.62	7.60	(0.03)		(1.30)	(1.33)	$42.82	(0.05)		2.03		2.03		2.03		21.29	79.29	$621,687
2006	$31.92	0.09	4.62	4.71	(0.08)		—	(0.08)	$36.55	0.27		2.09		2.09		2.09		14.77	51.36	$490,399
2005	$27.40	0.09	4.51	4.60	(0.08)		—	(0.08)	$31.92	0.31		2.14		2.14		2.14		16.80	58.90	$446,567
Class I Shares
2010(b)	$30.15	0.22	2.91	3.13	(0.19)		—	(0.19)	$33.09	1.40	(d)	0.94	(d)	0.94	(d)	0.94	(d)	10.42	38.15	$1,962,645
2009	$28.47	0.46	1.70	2.16	(0.48)		—	(0.48)	$30.15	1.94		0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)		(3.93)	(4.20)	$28.47	0.92		0.91		0.90		0.91		(29.24)	70.65	$1,961,495
2007	$38.11	0.44	7.96	8.40	(0.41)		(1.30)	(1.71)	$44.80	1.05		0.93		0.92		0.93		22.62	79.29	$2,401,473
2006	$33.23	0.50	4.82	5.32	(0.44)		—	(0.44)	$38.11	1.41		0.98		0.97		0.98		16.10	51.36	$1,074,492
2005	$28.49	0.45	4.70	5.15	(0.41)		—	(0.41)	$33.23	1.44		0.99		0.98		1.00		18.16	58.90	$457,788
Class R3 Shares
2010(b)	$29.48	0.15	2.84	2.99	(0.13)		—	(0.13)	$32.34	0.98	(d)	1.35	(d)	1.35	(d)	1.54	(d)	10.16	38.15	$195,315
2009	$27.86	0.36	1.66	2.02	(0.40)		—	(0.40)	$29.48	1.57		1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)		(3.93)	(4.06)	$27.86	0.50		1.35		1.35		1.66		(29.54)	70.65	$161,517
2007	$37.43	0.26	7.81	8.07	(0.26)		(1.30)	(1.56)	$43.94	0.63		1.35		1.35		1.63		22.11	79.29	$151,260
2006	$32.68	0.37	4.71	5.08	(0.33)		—	(0.33)	$37.43	1.05		1.36		1.35		1.69		15.60	51.36	$48,627
2005	$28.06	0.33	4.60	4.93	(0.31)		—	(0.31)	$32.68	1.07		1.35		1.35		1.94		17.64	58.90	$11,661
Class R4 Shares
2010(b)	$29.62	0.14	2.88	3.02	(0.15)		—	(0.15)	$32.49	0.89	(d)	1.25	(d)	1.25	(d)	1.34	(d)	10.21	38.15	$64,622
2009	$27.99	0.39	1.67	2.06	(0.43)		—	(0.43)	$29.62	1.65		1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)		(3.93)	(4.11)	$27.99	0.58		1.24		1.24		1.48		(29.47)	70.65	$29,462
2007(f)	$41.00	0.20	3.12	3.32	(0.18)		—	(0.18)	$44.14	0.70	(d)	1.25	(d)	1.25	(d)	2.34	(d)	8.09	79.29	$7,038
Class R5 Shares
2010(b)	$30.13	0.22	2.90	3.12	(0.19)		—	(0.19)	$33.06	1.39	(d)	0.98	(d)	0.98	(d)	1.01	(d)	10.37	38.15	$224,711
2009	$28.45	0.46	1.71	2.17	(0.49)		—	(0.49)	$30.13	1.93		0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)		(3.93)	(4.18)	$28.45	0.92		0.98		0.98		1.03		(29.30)	70.65	$135,173
2007	$38.09	0.49	7.91	8.40	(0.41)		(1.30)	(1.71)	$44.78	1.14		0.91		0.91		0.93		22.63	79.29	$106,906
2006	$33.22	0.24	5.07	5.31	(0.44)		—	(0.44)	$38.09	0.64		1.00		0.98		3.24		16.07	51.36	$10,483
2005(g)	$30.75	0.28	2.45	2.73	(0.26)		—	(0.26)	$33.22	1.31	(d)	1.00	(d)	0.99	(d)	127.30	(d)(h)	8.93	58.90	$31

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Effective date of this class of shares was February 1, 2007.
(g)	Effective date of this class of shares was February 1, 2005.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,102.10	$6.67
Hypothetical*	$1,000.00	$1,018.59	$6.40
Class B Shares
Actual	$1,000.00	$1,097.20	$11.33
Hypothetical*	$1,000.00	$1,014.13	$10.88
Class C Shares
Actual	$1,000.00	$1,098.00	$10.67
Hypothetical*	$1,000.00	$1,014.76	$10.25
Class I Shares
Actual	$1,000.00	$1,104.20	$4.92
Hypothetical*	$1,000.00	$1,020.25	$4.73
Class R3 Shares
Actual	$1,000.00	$1,101.60	$7.07
Hypothetical*	$1,000.00	$1,018.20	$6.79
Class R4 Shares
Actual	$1,000.00	$1,102.10	$6.54
Hypothetical*	$1,000.00	$1,018.71	$6.28
Class R5 Shares
Actual	$1,000.00	$1,103.70	$5.15
Hypothetical*	$1,000.00	$1,020.04	$4.94

†	Expenses are equal to the annualized expense ratio for each class (A: 1.27%; B: 2.17%; C: 2.04%; I: 0.94%; R3: 1.35%; R4: 1.25%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Value Fund	March 31, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	58.58%	4.14%	1.54%	9.76%
B Shares (Incep: 4/3/00)	59.51%	3.91%	—	1.46%
C Shares (Incep: 10/2/95)	63.73%	4.32%	1.23%	9.26%
I Shares (Incep: 11/2/98)	66.53%	5.49%	2.41%	6.36%
R3 Shares (Incep: 7/1/03)	65.90%	5.05%	—	6.39%
R4 Shares (Incep: 2/1/07)	66.02%	—	—	-3.10%
R5 Shares (Incep: 2/1/05)	66.51%	5.46%	—	5.33%
S&P 500 Index (Since 10/2/95)	49.77%	1.92%	-0.65%	6.83%

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    29

OTHER INFORMATION

Thornburg Value Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH170

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Value Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

Value *knows*
no boundaries

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country World ex-U.S. Index – The Morgan Stanley Capital International All Country World ex-U.S. Index (MSCI ACWI ex-U.S.) is a market capitalization weighted index composed of over 1,000 companies, and is representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50% . Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers:

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/10

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	49.73%	-1.23%	7.99%	6.22%	9.18%
With sales charge	43.00%	-2.74%	7.00%	5.73%	8.75%
MSCI EAFE Index (Since: 5/28/98)	54.44%	-7.02%	3.75%	1.27%	3.49%

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its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–70 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/10

Top Contributors	Top Detractors
Teva Pharmaceutical Industries Ltd.	National Bank of Greece S.A.
Wal-Mart de México SAB de C.V.	Lafarge SA
Novo Nordisk A/S	Vestas Wind Systems A/S
China Merchants Bank Co. Ltd	AXA
Sinopharm Group Co.	Telefónica SA
Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/10

Portfolio P/E Trailing 12-months*	18.7x
Portfolio Price to Cash Flow*	8.4x
Portfolio Price to Book Value*	2.3x
Median Market Cap*	$35.3 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.91
Number of Companies	64

*	Source: FactSet

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Thornburg International Value Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2010

Dear Fellow Shareholder:

We are pleased to report encouraging results from your investment in the Thornburg International Value Fund. Last year at this time, the merit of investing in equities was being called into question by many. Over the previous decade, the majority of investors had achieved little or no return, and for many the experience was loss making. Fortunately, the significant recovery since has repaired some of the damage. While we recognize the bounce back has not been complete, with the markets and portfolio NAV (net asset value) per share still below the peak levels reached in the fall of 2007, current global business and economic trends reinforce optimism.

For the six-month period ended March 31, 2010, Thornburg International Value Fund (Class A shares at NAV) returned 5.67% versus 3.06% for the MSCI EAFE Index and 5.51% for the MSCI All Country (AC) World ex-U.S. Index. Health care, consumer staples, and consumer discretionary were the Fund’s standout sectors relative to the MSCI EAFE Index, reflecting particularly effective stock selection, better sentiment on economic recovery, as well as evidence of the earnings benefits from corporate cost containment efforts. Health care holdings likely benefited from passage of U.S. health care legislation since these companies each have significant business in the United States. During these six months, our portfolio remained overweighted in health care, consumer discretionary, and consumer staples and underweighted in industrial, materials, and utilities.

The stocks in the health care area that contributed the most to our good performance were: Teva Pharmaceutical, Novo Nordisk, and Sinopharm. Teva’s generic drug business benefits as insurance companies and governments are energized to minimize drug costs. Over the next several years, a number of widely used drugs will be coming off patent, providing an opportunity for Teva’s generic formulations to garner material market share. Increased potential volume growth from the near universal coverage of U.S. citizens is also perceived as a plus. Novo Nordisk continues to innovate in both product and delivery mechanisms for diabetics. Recent approval of a new treatment of Type II diabetes, Victoza, a glucagon-like peptide-1 (GLP-1), is being well received. Sinopharm is one of the leading pharmaceutical distributors in China. The industry in China is fairly fragmented, presenting an opportunity for improved effectiveness and efficiency as a nationwide system is developed.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

In the consumer area, leading brands like Wal-Mart de México (Walmex), Nestlé, and luxury goods designer LVMH benefited from the resumption of growth in emerging markets. Economically sensitive sector names such as China Merchants (banking), BHP Billiton (materials) and Canadian National Railway (industrials) also performed well. It is encouraging for the global economy that Canadian National is increasing car loadings. Import and export activity (grains, forest products, minerals, containers) are an important part of their business. The strong performance of Arm Holdings, a U.K. technology company with significant royalty income from mobile phone component designs, reflected the potential benefits from growth in smartphone handsets.

Emerging markets outperformed developed markets this quarter, with the MSCI Emerging Markets Index up 11.16% (vs. MSCI EAFE 5.51%) . A couple of our Chinese holdings were stand-out performers. The previously mentioned Sinopharm was one. As the largest pharmaceutical distributor in China, the company has the potential for more operating leverage as tier II and III cities are integrated into the company’s national distribution system. Baidu, the Chinese search engine company traded on the New York Stock Exchange, moved up rather dramatically as competitor Google announced curtailment of activity in China. China Merchants Bank’s positive performance was influenced by a sequential improvement in net interest margin. The bank also strengthened its capital base to support loan growth through a rights offering (share subscription for existing shareholders in which we participated). Walmex moved higher, reflecting market share gains during the downturn and an opportunistic acquisition of minority stakes in its Central American subsidiaries.

While it was a good period, not all holdings performed well. Detractors during the period were generally reflective of the continued sovereign issues across Europe, as Greece looks to refinance its debt commitments and investors grow increasingly concerned about fiscal deficits in Italy, Spain, and other European countries. National Bank of Greece and Intesa Sanpaolo, the Italian bank, were among the most disappointing. Telecommunication holdings Telefónica and Turkcell also came under pressure, in part, due to some of these same concerns, as well as a perception of a maturing revenue stream in increasingly competitive and adversely regulated markets. We have trimmed position size in National Bank of Greece to reflect the likely deteriorating operating environment for the bank coupled with the uncertainty in assessing both macro and political risks in the region. Another detractor was Lafarge, the French cement company. The company reported disappointing fourth quarter results as emerging market strength was more than offset by weak developed-market business. In time, as the global recovery progresses, we believe that the company’s results will rebound with the cyclical lift in developed markets, while maintaining its leadership position and growth in developing economies.

Given the experience of the past couple of years, we feel there is no reason to be overconfident about the direction of markets. It is encouraging that the global economy appears to have regained equilibrium and markets have established upward momentum. We believe that the pace of economic growth will likely persist at a faster pace in emerging markets than in developed regions. We appear to be at the onset stage of rebalancing global economies as evidenced by changing volatility characteristics in certain market prices, such as exchange rates and commodities. As consumers and governments of Western nations delever, the increasing importance of the Chinese economy as the engine of global growth has been reinforced. This will become

8    Certified Semi-Annual Report

even more apparent as the Chinese Yuan (RMB) resumes its value climb compared with the rest of the world’s leading currencies. This one aspect of change will likely reorder the conventional wisdoms of normal patterns of trade and finance. The implications for future economic activity are many. The most obvious aspects will relate to trade deficits in the West, which should diminish as their exports become more competitive and Chinese consumers, companies, and governments exercise growing purchasing power. There will likely be some inflationary pressure in the West and Japan from higher-priced imported Chinese goods (welcomed in Japan, where deflation and a high savings rate have been restraining economic growth). All of the ramifications from the likely revaluing of the RMB will only play out over time.

As we look forward to spring and summer, we remain hopeful that unintended consequences of these or other actions or events will not disrupt a global recovery that seems well underway. We continue to hold a portfolio that we believe can benefit from the current economic recovery and healthy equity markets. The portfolio is focused on individual businesses to provide an opportunity for competitive returns and remains sufficiently diversified for sustainability should markets disappoint in the near term.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2010 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/10

Banks	11.7%	Retailing	3.2%
Energy	9.4%	Software & Services	3.0%
Pharmaceuticals, Biotechnology & Life Sciences	9.0%	Household & Personal Products	2.8%
Materials	7.1%	Media	2.7%
Diversified Financials	6.9%	Semiconductors & Semiconductor Equipment	2.2%
Telecommunication Services	6.3%	Consumer Durables & Apparel	2.2%
Food, Beverage & Tobacco	5.2%	Consumer Services	2.0%
Capital Goods	5.0%	Transportation	1.8%
Health Care Equipment & Services	4.9%	Insurance	1.5%
Food & Staples Retailing	3.9%	Technology Hardware & Equipment	0.5%
Automobiles & Components	3.6%	Other Assets & Cash Equivalents	5.1%

TOP TEN HOLDINGS

As of 3/31/10

Teva Pharmaceutical Industries Ltd. ADR	3.2%	Deutsche Bank AG	2.1%
Novo Nordisk A/S	2.2%	China Merchants Bank Co. Ltd.	2.1%
Mitsubishi UFJ Financial Group, Inc.	2.2%	Industrial & Commercial Bank of China Ltd.	2.1%
Tesco plc	2.2%	Cnooc Ltd.	2.1%
LVMH Möet Hennessy Louis Vuitton SA	2.2%	Nestlé SA	2.0%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/10 (percent of equity holdings)

United Kingdom	21.2%	Israel	3.3%
France	8.5%	Australia	2.1%
China	8.0%	Sweden	2.0%
Japan	7.5%	Hong Kong	1.8%
Switzerland	7.4%	South Korea	1.5%
Canada	7.2%	Spain	1.5%
Germany	6.7%	Taiwan	1.3%
Brazil	4.7%	Ireland	1.0%
Mexico	4.3%	Italy	1.0%
Netherlands	3.9%	Greece	0.8%
Denmark	3.5%	Turkey	0.8%

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 94.39%
AUTOMOBILES & COMPONENTS — 3.13%
AUTOMOBILES — 3.13%
Hyundai Motor Co.	2,821,983	$288,071,976
Toyota Motor Corp.	8,326,500	333,540,940

		621,612,916

BANKS — 11.73%
COMMERCIAL BANKS — 11.73%
BNP Paribas SA	4,234,800	325,224,111
China Merchants Bank Co. Ltd.	156,250,109	422,610,335
Industrial & Commercial Bank of China Ltd.	551,287,100	421,049,361
[a]Intesa Sanpaolo	50,020,646	186,297,828
Mitsubishi UFJ Financial Group, Inc.	83,007,600	435,059,621
[a]National Bank of Greece S.A.	7,108,223	143,050,799
Standard Chartered plc	14,640,329	399,344,917

		2,332,636,972

CAPITAL GOODS — 4.98%
AEROSPACE & DEFENSE — 0.65%
Empresa Brasileira de Aeronáutica SA ADR	5,421,345	129,895,426
ELECTRICAL EQUIPMENT — 1.11%
[a]Vestas Wind Systems A/S	4,065,826	220,928,714
MACHINERY — 3.22%
Fanuc Ltd.	2,369,307	251,401,492
Komatsu Ltd.	18,526,088	388,395,898

		990,621,530

CONSUMER DURABLES & APPAREL — 2.15%
TEXTILES, APPAREL & LUXURY GOODS — 2.15%
LVMH Moët Hennessy Louis Vuitton SA	3,659,311	427,719,635

		427,719,635

CONSUMER SERVICES — 1.95%
HOTELS, RESTAURANTS & LEISURE — 1.95%
Carnival plc	9,447,900	387,820,697

		387,820,697

DIVERSIFIED FINANCIALS — 6.93%
CAPITAL MARKETS — 3.04%
Deutsche Bank AG	5,518,197	425,053,452
Julius Baer Group Ltd.	4,956,430	179,802,207
DIVERSIFIED FINANCIAL SERVICES — 3.89%
BM&F Bovespa SA	31,628,800	214,137,123
Hong Kong Exchanges & Clearing Ltd.	20,762,800	346,570,355
[a] ING Groep N.V.	21,385,000	213,508,017

		1,379,071,154

ENERGY — 9.45%
ENERGY EQUIPMENT & SERVICES — 1.50%
Schlumberger Ltd.	4,712,372	299,047,127

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 7.95%
BP plc	41,102,744	$388,835,617
[a] Cairn Energy plc	17,559,090	111,113,412
Canadian Natural Resources Ltd.	4,270,600	316,074,437
Cnooc Ltd.	253,040,579	415,202,625
Petróleo Brasileiro S.A. ADR	7,832,570	348,471,039

		1,878,744,257

FOOD & STAPLES RETAILING — 3.95%
FOOD & STAPLES RETAILING — 3.95%
Tesco plc	65,619,361	433,609,429
Wal-Mart de Mexico SAB de C.V.	68,531,100	351,143,074

		784,752,503

FOOD, BEVERAGE & TOBACCO — 5.24%
BEVERAGES — 1.27%
Sabmiller plc	8,615,750	252,597,260
FOOD PRODUCTS — 2.01%
Nestlé SA	7,807,300	399,842,754
TOBACCO — 1.96%
British American Tobacco plc	11,278,625	388,774,099

		1,041,214,113

HEALTH CARE EQUIPMENT & SERVICES — 4.85%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.82%
Covidien plc	3,673,998	184,728,619
Smith & Nephew plc	17,870,272	178,030,462
HEALTH CARE PROVIDERS & SERVICES — 3.03%
Fresenius Medical Care AG & Co.	6,192,900	349,424,619
[a] Sinopharm Group Co. H	56,182,700	252,539,039

		964,722,739

HOUSEHOLD & PERSONAL PRODUCTS — 2.81%
HOUSEHOLD PRODUCTS — 1.89%
Reckitt Benckiser plc	6,843,378	375,618,923
PERSONAL PRODUCTS — 0.92%
Natura Cosmeticos SA	9,051,600	183,744,910

		559,363,833

INSURANCE — 1.48%
INSURANCE — 1.48%
AXA	13,215,350	293,978,279

		293,978,279

MATERIALS — 7.14%
CHEMICALS — 2.71%
Air Liquide SA	2,232,413	267,991,836
Potash Corp. of Saskatchewan, Inc.	2,270,100	270,936,435
CONSTRUCTION MATERIALS — 1.49%
Lafarge SA	4,205,791	295,956,843

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
METALS & MINING — 2.94%
BHP Billiton Ltd.	9,878,262	$395,134,106
[a] Southern Copper Corp.	6,022,400	190,729,408

		1,420,748,628

MEDIA — 2.75%
MEDIA — 2.75%
British Sky Broadcasting Group plc	26,620,886	243,190,957
Pearson plc	13,048,731	205,142,885
Thomson Reuters Corp.	2,682,000	97,599,291

		545,933,133

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.01%
PHARMACEUTICALS — 9.01%
Novartis AG	6,570,396	354,878,653
Novo Nordisk A/S	5,735,512	445,059,415
Roche Holding AG	2,246,000	364,250,759
Teva Pharmaceutical Industries Ltd. ADR	9,941,300	627,097,204

		1,791,286,031

RETAILING — 3.17%
SPECIALTY RETAIL — 3.17%
Hennes & Mauritz AB	5,906,987	383,758,635
Kingfisher plc	75,829,417	246,712,369

		630,471,004

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.16%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.16%
Arm Holdings plc	50,986,100	184,375,946
Taiwan Semiconductor Manufacturing Co., Ltd.	126,926,000	245,794,729

		430,170,675

SOFTWARE & SERVICES — 2.96%
INFORMATION TECHNOLOGY SERVICES — 1.00%
[a] Amdocs Ltd.	6,593,900	198,542,329
SOFTWARE — 1.96%
SAP AG	8,040,693	389,445,546

		587,987,875

TECHNOLOGY HARDWARE & EQUIPMENT — 0.50%
COMPUTERS & PERIPHERALS — 0.50%
[a] Logitech International SA	6,057,621	99,677,280

		99,677,280

TELECOMMUNICATION SERVICES — 6.25%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.56%
Koninklijke KPN N.V.	13,836,400	219,211,884
Telefónica SA	12,229,900	289,731,337
WIRELESS TELECOMMUNICATION SERVICES — 3.69%
América Móvil SAB de C.V. ADR	5,173,344	260,426,137
Rogers Communications, Inc.	9,424,300	321,891,367
Turkcell	25,027,800	152,533,125

		1,243,793,850

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.80%
ROAD & RAIL — 1.80%
Canadian National Railway Co.	5,889,800	$357,453,130

		357,453,130

TOTAL COMMON STOCK (Cost $16,178,146,882)		18,769,780,234

PREFERRED STOCK — 0.48%
AUTOMOBILES & COMPONENTS — 0.48%
AUTOMOBILES — 0.48%
[a] Volkswagen AG Pfd	1,046,232	95,991,458

TOTAL PREFERRED STOCK (Cost $91,239,000)		95,991,458

SHORT TERM INVESTMENTS — 4.90%
AGL Capital Corp., 0.20%, 4/1/2010	$3,000,000	3,000,000
California State Department of Water Resources, put 4/8/2010 (Insured: AGM/SPA: Dexia) (weekly demand notes), 0.32%, 5/1/2022	33,150,000	33,150,000
California State, put 4/8/2010 (LOC: Bank of America) (weekly demand notes), 0.27%, 5/1/2040	2,500,000	2,500,000
Chicago GO, put 4/8/2010 (Insured: AGM/SPA: Dexia) (weekly demand notes), 0.32%, 1/1/2040	71,440,000	71,440,000
Devon Energy Corp., 0.15%, 4/1/2010	40,000,000	40,000,000
Farmington PCR, put 4/1/2010 (LOC: Barclays Bank) (daily demand notes), 0.30%, 5/1/2024	8,100,000	8,100,000
JPMorgan Chase & Co., 0.01%, 4/1/2010	712,500,000	712,500,000
Mississippi State, put 4/8/2010 (Nissan; Insured: Bank of America) (weekly demand notes), 0.23%, 11/1/2028	29,800,000	29,800,000
New York City GO, put 4/1/2010 (Insured: AGM/SPA: Dexia) (daily demand notes), 0.29%, 11/1/2026	11,200,000	11,200,000
New York City Municipal Water Finance Authority, put 4/1/2010 (SPA: Dexia) (daily demand notes), 0.31%, 6/15/2033	7,000,000	7,000,000
New York City Municipal Water Finance, put 4/1/2010 (SPA: Landesbank Hessen- Thuringen) (daily demand notes), 0.29%, 6/15/2039	10,000,000	10,000,000
New York, NY, put 4/1/2010 (SPA: Dexia) (daily demand notes), 0.35%, 8/1/2028	9,300,000	9,300,000
Pepco Holdings, Inc., 0.30%, 4/1/2010	28,000,000	28,000,000
South Fulton Georgia Municipal Water & Sewer Authority, put 4/8/2010 (LOC: Bank of America) (weekly demand notes), 0.32%, 1/1/2033	7,455,000	7,455,000

TOTAL SHORT TERM INVESTMENTS (Cost $973,445,000)		973,445,000

TOTAL INVESTMENTS — 99.77% (Cost $17,242,830,882)		$19,839,216,692
OTHER ASSETS LESS LIABILITIES — 0.23%		45,255,218

NET ASSETS — 100.00%		$19,884,471,910

Footnote Legend

a	Non-income producing.

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
AGM	Insured by Assured Guaranty Municipal Corp.
ARM	Adjustable Rate Mortgage
GO	General Obligation
LOC	Letter of Credit
Pfd	Preferred Stock
PCR	Pollution Control Revenue Bond
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $17,242,830,882) (Note 2)	$19,839,216,692
Cash	4,275,744
Cash denominated in foreign currency (cost $5,898,812)	5,967,427
Receivable for investments sold	25,805,560
Receivable for fund shares sold	81,900,817
Unrealized appreciation on forward currency contracts (Note 7)	26,544,164
Dividends receivable	50,815,651
Dividend and interest reclaim receivable	12,272,894
Interest receivable	37,170
Prepaid expenses and other assets	429,291

Total Assets	20,047,265,410

LIABILITIES
Payable for securities purchased	79,338,622
Payable for fund shares redeemed	27,381,692
Unrealized depreciation on forward currency contracts (Note 7)	35,965,570
Payable to investment advisor and other affiliates (Note 3)	15,780,724
Accounts payable and accrued expenses	4,307,315
Dividends payable	19,577

Total Liabilities	162,793,500

NET ASSETS	$19,884,471,910

NET ASSETS CONSIST OF:
Undistributed net investment income	$5,731,644
Net unrealized appreciation on investments	2,587,900,886
Accumulated net realized gain (loss)	(3,248,800,446)
Net capital paid in on shares of beneficial interest	20,539,639,826

$19,884,471,910

16    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($6,036,442,354 applicable to 238,965,721 shares of beneficial interest outstanding - Note 4)	$25.26
Maximum sales charge, 4.50% of offering price	1.19

Maximum offering price per share	$26.45

Class B Shares:
Net asset value and offering price per share * ($79,564,009 applicable to 3,350,432 shares of beneficial interest outstanding - Note 4)	$23.75

Class C Shares:
Net asset value and offering price per share * ($1,660,258,934 applicable to 69,617,279 shares of beneficial interest outstanding - Note 4)	$23.85

Class I Shares:
Net asset value, offering and redemption price per share ($8,221,585,866 applicable to 318,616,266 shares of beneficial interest outstanding - Note 4)	$25.80

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,206,232,629 applicable to 47,683,805 shares of beneficial interest outstanding - Note 4)	$25.30

Class R4 Shares:
Net asset value, offering and redemption price per share ($709,703,891 applicable to 28,208,320 shares of beneficial interest outstanding - Note 4)	$25.16

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,970,684,227 applicable to 76,493,729 shares of beneficial interest outstanding - Note 4)	$25.76

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $10,303,996)	$121,848,815
Interest income	737,574

Total Income	122,586,389

EXPENSES:
Investment advisory fees (Note 3)	61,891,925
Administration fees (Note 3)
Class A Shares	3,519,747
Class B Shares	50,026
Class C Shares	1,000,975
Class I Shares	1,812,763
Class R3 Shares	700,737
Class R4 Shares	386,263
Class R5 Shares	416,386
Distribution and service fees (Note 3)
Class A Shares	6,989,968
Class B Shares	399,767
Class C Shares	8,030,976
Class R3 Shares	2,804,231
Class R4 Shares	774,314
Transfer agent fees
Class A Shares	4,581,400
Class B Shares	78,341
Class C Shares	1,189,290
Class I Shares	2,890,040
Class R3 Shares	1,025,716
Class R4 Shares	691,560
Class R5 Shares	1,424,013
Registration and filing fees
Class A Shares	102,495
Class B Shares	8,152
Class C Shares	35,095
Class I Shares	351,889
Class R3 Shares	12,868
Class R4 Shares	12,467
Class R5 Shares	22,938
Custodian fees (Note 3)	2,968,415
Professional fees	178,775
Accounting fees	339,100
Trustee fees	231,120
Other expenses	1,158,556

Total Expenses	106,080,308
Less:
Expenses reimbursed by investment advisor (Note 3)	(879,411)

Net Expenses	105,200,897

Net Investment Income	$17,385,492

18    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(409,779,547)
Forward currency contracts (Note 7)	(23,296,560)
Foreign currency transactions	(2,908,627)

(435,984,734)

Net change in unrealized appreciation (depreciation) on:
Investments	1,434,305,879
Forward currency contracts (Note 7)	(12,151,807)
Foreign currency translations	285,230

1,422,439,302

Net Realized and Unrealized Gain	986,454,568

Net Increase in Net Assets Resulting From Operations	$1,003,840,060

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Value Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$17,385,492	$145,886,647
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(435,984,734)	(1,987,449,808)
Increase (decrease) in unrealized appreciation (depreciation) of investments, forward currency contracts, and foreign currency translations	1,422,439,302	2,209,400,435

Net Increase (Decrease) in Net Assets Resulting from Operations	1,003,840,060	367,837,274

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,188,776)	(47,691,328)
Class B Shares	—	(281,872)
Class C Shares	—	(6,234,690)
Class I Shares	(16,764,119)	(72,241,951)
Class R3 Shares	—	(8,457,824)
Class R4 Shares	(367,865)	(4,136,350)
Class R5 Shares	(3,362,471)	(14,813,551)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	415,988,289	(151,656,229)
Class B Shares	(5,443,269)	(14,340,619)
Class C Shares	26,409,414	(234,811,763)
Class I Shares	1,491,940,803	990,522,432
Class R3 Shares	102,871,991	113,114,566
Class R4 Shares	152,492,940	249,654,449
Class R5 Shares	466,954,108	392,644,180

Net Increase in Net Assets	3,633,371,105	1,559,106,724

NET ASSETS:
Beginning of Period	16,251,100,805	14,691,994,081

End of Period	$19,884,471,910	$16,251,100,805

Undistributed net investment income	$5,731,644	$10,029,383

*	Unaudited

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$18,769,780,234	$18,769,780,234	$—	$—
Preferred Stock	95,991,458	95,991,458	—	—
Short Term Investments	973,445,000	—	973,445,000	—

Total Investments in Securities	$19,839,216,692	$18,865,771,692	$973,445,000	$—
Other Financial Instruments**
Forward Currency Contracts	$26,544,164	$—	$26,544,164	$—
Spot Currency	$89,960	$89,960	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(35,965,570)	$—	$(35,965,570)	$—
Spot Currency	$(190,358)	$(190,358)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $580,934 for Class R3 shares, and $298,477 for Class R4 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $212,946 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $59,828 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	45,018,734	$1,105,159,217	94,350,075	$1,855,765,245
Shares issued to shareholders in reinvestment of dividends	39,093	980,445	1,910,696	39,880,680
Shares repurchased	(28,188,201)	(690,176,749)	(106,827,831)	(2,047,398,938)
Redemption fees received*	—	25,376	—	96,784

Net Increase (Decrease)	16,869,626	$415,988,289	(10,567,060)	$(151,656,229)

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	39,887	$928,840	307,132	$5,564,270
Shares issued to shareholders in reinvestment of dividends	—	—	9,713	190,063
Shares repurchased	(275,733)	(6,372,471)	(1,134,846)	(20,096,620)
Redemption fees received*	—	362	—	1,668

Net Increase (Decrease)	(235,846)	$(5,443,269)	(818,001)	$(14,340,619)

Class C Shares
Shares sold	7,535,224	$175,005,947	13,413,646	$251,623,816
Shares issued to shareholders in reinvestment of dividends	(5)	(122)	204,651	4,041,962
Shares repurchased	(6,416,728)	(148,603,637)	(27,577,857)	(490,508,597)
Redemption fees received*	—	7,226	—	31,056

Net Increase (Decrease)	1,118,491	$26,409,414	(13,959,560)	$(234,811,763)

Class I Shares
Shares sold	85,515,499	$2,146,563,549	135,891,137	$2,743,024,095
Shares issued to shareholders in reinvestment of dividends	399,780	10,242,357	2,218,946	47,387,069
Shares repurchased	(26,541,041)	(664,897,698)	(91,998,012)	(1,799,987,899)
Redemption fees received*	—	32,595	—	99,167

Net Increase (Decrease)	59,374,238	$1,491,940,803	46,112,071	$990,522,432

Class R3 Shares
Shares sold	10,964,475	$269,683,090	20,079,362	$393,943,531
Shares issued to shareholders in reinvestment of dividends	—	—	355,098	7,415,099
Shares repurchased	(6,788,387)	(166,816,152)	(14,936,306)	(288,262,022)
Redemption fees received*	—	5,053	—	17,958

Net Increase (Decrease)	4,176,088	$102,871,991	5,498,154	$113,114,566

Class R4 Shares
Shares sold	10,887,032	$265,562,969	17,358,823	$351,220,800
Shares issued to shareholders in reinvestment of dividends	10,910	272,536	137,569	2,904,177
Shares repurchased	(4,623,118)	(113,345,336)	(5,390,436)	(104,476,483)
Redemption fees received*	—	2,771	—	5,955

Net Increase (Decrease)	6,274,824	$152,492,940	12,105,956	$249,654,449

Class R5 Shares
Shares sold	24,774,976	$624,061,421	32,451,475	$662,220,472
Shares issued to shareholders in reinvestment of dividends	122,257	3,127,346	642,611	13,721,112
Shares repurchased	(6,403,921)	(160,242,074)	(14,216,177)	(283,317,991)
Redemption fees received*	—	7,415	—	20,587

Net Increase (Decrease)	18,493,312	$466,954,108	18,877,909	$392,644,180

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,314,462,886 and $2,143,275,413, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$17,242,830,882

Gross unrealized appreciation on a tax basis	$3,466,219,646
Gross unrealized depreciation on a tax basis	(869,833,836)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,596,385,810

At March 31, 2010, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2008 of $1,737,786,157. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses of $1,052,728,465, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2017.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2010 (Unaudited)

The following table displays the outstanding forward currency contracts, at March 31, 2010 :

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Brazilian Dollar	Sell	737,803,000	05/04/2010	$412,403,544	$—	$(5,945,303)
Euro	Sell	125,941,000	07/26/2010	170,105,173	70,085	—
Euro	Sell	278,430,000	07/26/2010	376,068,027	6,695,263	—
Euro	Sell	119,139,000	07/26/2010	160,917,892	4,325,518	—
Euro	Sell	274,596,000	07/26/2010	370,889,544	15,453,298	—
Mexican Peso	Sell	6,620,596,000	05/28/2010	532,646,748	—	(30,020,267)

Total					$26,544,164	$(35,965,570)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2010

Asset Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$26,544,164

Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(35,965,570)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(23,296,560)	$(23,296,560)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(12,151,807)	$(12,151,807)

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$23.91	0.01	1.35	1.36	(0.01)	—	(0.01)	$25.26	0.07	(d)	1.28	(d)	1.28	(d)	1.28	(d)	5.67	12.62	$6,036,442
2009(c)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09		1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(c)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23		1.28		1.28		1.28		(27.77)	27.31	$5,510,070
2007(c)	$26.51	0.27	10.25	10.52	(0.29)	(0.65)	(0.94)	$36.09	0.88		1.29		1.29		1.29		40.64	64.77	$7,111,205
2006(c)	$22.80	0.32	4.00	4.32	(0.21)	(0.40)	(0.61)	$26.51	1.25		1.33		1.33		1.33		19.30	36.58	$4,261,892
2005(c)	$18.18	0.18	4.63	4.81	(0.19)	—	(0.19)	$22.80	0.87		1.44		1.44		1.44		26.51	34.17	$2,205,924
Class B Shares
2010(b)	$22.56	(0.09)	1.28	1.19	—	—	—	$23.75	(0.77	)(d)	2.08	(d)	2.08	(d)	2.08	(d)	5.27	12.62	$79,564
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29		2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44		2.04		2.04		2.04		(28.33)	27.31	$98,541
2007	$25.28	0.03	9.75	9.78	(0.08)	(0.65)	(0.73)	$34.33	0.11		2.06		2.06		2.06		39.55	64.77	$135,486
2006	$21.82	0.11	3.81	3.92	(0.06)	(0.40)	(0.46)	$25.28	0.44		2.13		2.13		2.13		18.32	36.58	$82,799
2005	$17.39	0.01	4.44	4.45	(0.02)	—	(0.02)	$21.82	0.04		2.26		2.25		2.27		25.59	34.17	$47,306
Class C Shares
2010(b)	$22.65	(0.08)	1.28	1.20	—	—	—	$23.85	(0.69	)(d)	2.02	(d)	2.02	(d)	2.02	(d)	5.30	12.62	$1,660,259
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34		2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50		2.00		2.00		2.00		(28.28)	27.31	$1,852,185
2007	$25.37	0.05	9.78	9.83	(0.10)	(0.65)	(0.75)	$34.45	0.17		2.01		2.01		2.01		39.63	64.77	$2,309,487
2006	$21.89	0.13	3.82	3.95	(0.07)	(0.40)	(0.47)	$25.37	0.55		2.06		2.05		2.06		18.41	36.58	$1,290,250
2005	$17.46	0.03	4.45	4.48	(0.05)	—	(0.05)	$21.89	0.16		2.16		2.15		2.16		25.65	34.17	$635,833
Class I Shares
2010(b)	$24.42	0.06	1.37	1.43	(0.05)	—	(0.05)	$25.80	0.49	(d)	0.88	(d)	0.88	(d)	0.88	(d)	5.87	12.62	$8,221,586
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54		0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64		0.89		0.89		0.89		(27.45)	27.31	$5,152,506
2007	$26.99	0.41	10.42	10.83	(0.40)	(0.65)	(1.05)	$36.77	1.32		0.90		0.90		0.90		41.17	64.77	$5,113,109
2006	$23.19	0.43	4.06	4.49	(0.29)	(0.40)	(0.69)	$26.99	1.67		0.94		0.94		0.94		19.76	36.58	$2,034,453
2005	$18.48	0.28	4.72	5.00	(0.29)	—	(0.29)	$23.19	1.32		0.99		0.99		1.02		27.15	34.17	$892,216
Class R3 Shares
2010(b)	$23.96	(0.01)	1.35	1.34	—	—	—	$25.30	(0.10	)(d)	1.45	(d)	1.45	(d)	1.55	(d)	5.59	12.62	$1,206,233
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02		1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07		1.45		1.45		1.62		(27.90)	27.31	$902,150
2007	$26.58	0.23	10.26	10.49	(0.24)	(0.65)	(0.89)	$36.18	0.75		1.45		1.45		1.61		40.43	64.77	$984,587
2006	$22.88	0.33	3.97	4.30	(0.20)	(0.40)	(0.60)	$26.58	1.29		1.45		1.45		1.61		19.15	36.58	$445,081
2005	$18.28	0.21	4.63	4.84	(0.24)	—	(0.24)	$22.88	0.99		1.45		1.45		1.72		26.54	34.17	$118,436
Class R4 Shares
2010(b)	$23.82	0.02	1.33	1.35	(0.01)	—	(0.01)	$25.16	0.15	(d)	1.25	(d)	1.25	(d)	1.35	(d)	5.68	12.62	$709,704
2009	$23.60	0.26	0.21	0.47	(0.25)	.—	(0.25)	$23.82	1.29		1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51		1.25		1.25		1.40		(27.73)	27.31	$231,960
2007(e)	$28.86	0.09	7.36	7.45	(0.29)	—	(0.29)	$36.02	0.42	(d)	1.25	(d)	1.25	(d)	1.70	(d)	25.90	64.77	$39,217
Class R5 Shares
2010(b)	$24.38	0.05	1.37	1.42	(0.04)	—	(0.04)	$25.76	0.43	(d)	0.97	(d)	0.97	(d)	0.97	(d)	5.84	12.62	$1,970,684
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51		0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65		0.99		0.99		1.01		(27.54)	27.31	$944,582
2007	$26.97	0.43	10.39	10.82	(0.40)	(0.65)	(1.05)	$36.74	1.33		0.94		0.94		0.95		41.13	64.77	$450,944
2006	$23.18	0.45	4.03	4.48	(0.29)	(0.40)	(0.69)	$26.97	1.76		0.95		0.95		0.96		19.72	36.58	$48,699
2005(f)	$20.37	0.16	2.84	3.00	(0.19)	—	(0.19)	$23.18	1.10	(d)	1.00	(d)	0.99	(d)	2.13	(d)	14.72	34.17	$14,458

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2007.
(f)	Effective date of this class of shares was February 1, 2005.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,056.70	$6.58
Hypothetical*	$1,000.00	$1,018.54	$6.46
Class B Shares
Actual	$1,000.00	$1,052.70	$10.66
Hypothetical*	$1,000.00	$1,014.54	$10.46
Class C Shares
Actual	$1,000.00	$1,053.00	$10.36
Hypothetical*	$1,000.00	$1,014.84	$10.17
Class I Shares
Actual	$1,000.00	$1,058.70	$4.53
Hypothetical*	$1,000.00	$1,020.53	$4.45
Class R3 Shares
Actual	$1,000.00	$1,055.90	$7.43
Hypothetical*	$1,000.00	$1,017.70	$7.29
Class R4 Shares
Actual	$1,000.00	$1,056.80	$6.41
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$1,058.40	$4.96
Hypothetical*	$1,000.00	$1,020.11	$4.87

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; B: 2.08%; C: 2.02%; I: 0.88%; R3: 1.45%; R4: 1.25%; R5: 0.97%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg International Value Fund	March 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	43.00%	7.00%	5.73%	8.75%
B Shares (Incep: 4/3/00)	43.62%	6.85%	—	5.72%
C Shares (Incep: 5/28/98)	47.69%	7.22%	5.40%	8.29%
I Shares (Incep: 3/30/01)	50.35%	8.43%	—	8.90%
R3 Shares (Incep: 7/1/03)	49.57%	7.86%	—	12.47%
R4 Shares (Incep: 2/1/07)	49.87%	—	—	-0.56%
R5 Shares (Incep: 2/1/05)	50.15%	8.37%	—	8.48%
MSCI EAFE Index (Since: 5/28/98)	54.44%	3.75%	1.27%	3.49%

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, market capitalization weighted index and is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

36    This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH176

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Equity Duration – A measure of the sensitivity of a stock’s price to changes in interest rates. The price of a long-duration stock has greater sensitivity to changes in interest rates compared to short-duration stocks because a greater piece of their value is derived from future profits.

Estimated EPS Growth – The estimated growth in earnings per share (EPS) over a given time period. For example, estimated EPS growth for a single year would be calculated as: [(estimated earnings for the upcoming year - current earnings) x 100] divided by current earnings.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.49%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: Consistent Growth Companies, Growth Industry Leaders, and Emerging Growth Companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/10

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	49.69%	-8.32%	3.71%	2.23%
With sales charge	43.00%	-9.72%	2.75%	1.73%
Russell 3000 Growth Index
(Since: 12/21/00)	50.50%	-0.92%	3.46%	-1.08%

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Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

The team test the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in as many ways as possible before reaching an investment decision.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/10

Top Contributors	Top Detractors
Grand Canyon Education Inc.	STEC Inc.
Express Scripts Inc.	Leap Wireless International Inc.
Visa Inc.	Actelion Ltd.
DIRECTV Group, Inc.	Western Union Co.
Affiliated Managers Group Inc.	VCA Antech Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/10

Portfolio P/E Trailing 12-months*	20.1x
Portfolio Price to Cash Flow*	9.7x
Portfolio Price to Book Value*	3.0x
Median Market Cap*	$5.9 B
7-Year Beta (A Shares vs. Russell 3K G)*	1.18
Number of Companies	39

* Source: FactSet

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Thornburg Core Growth Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

April 18, 2010

Dear Fellow Shareholder:

For the six months ended March 31, 2010, the Thornburg Core Growth Fund performance was disappointing in relative terms. The Fund’s Class A shares underperformed its benchmark with a total return of 5.80% (at NAV) compared to 12.89% for the Russell 3000 Growth Index. On March 31, 2010, the net asset value (NAV) for the Class A shares was $14.40. At the end of the last fiscal year (September 30, 2009), the Fund’s NAV was $13.61.

The biggest driver of underperformance during the period was a handful of poor performing stocks that provided a drag we were unable to overcome with the rest of the portfolio. This is, of course, the risk of a portfolio invested in a more limited number of stocks. The three stocks that hurt us the most were STEC, Inc., Leap Wireless, and Actelion – three companies with nothing in common other than the fact that, during this period, worst-case scenarios for each were realized. For STEC, its growth trajectory was derailed when sell through at its largest customer flatlined, indicating much weaker end-market demand than anticipated. We thought the world was ready for solid state drives in the enterprise setting but we were wrong. For Leap Wireless, a price war among pre-paid wireless providers erupted over the summer and continued into the fall, severely impairing Leap’s ability to generate profit at expected levels. Actelion experienced a negative outcome in a phase III drug trial that battered the stock. Three stocks, three unique sets of circumstances. In each case we were well aware of the risks that eventually hurt us. The obvious question is “why take on that kind of risk?” As is the case with all of our investments, we build financial models to estimate the potential downside as well as upside. In each of these cases those downside estimates ended up being close to where the stocks would eventually trade. At the time of purchase, we were comfortable with the possible downside because the risk/ reward ratio was attractive. Each stock had enough upside potential to balance the risk of loss. Unfortunately, fundamentals deteriorated in each case and did not track to our investment case. For STEC and Leap Wireless, this was reason enough to sell. We continue to hold Actelion, as their core business continues to thrive and they have other intriguing pipeline prospects.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Over the past half year, we also had our share of very strong performers. Among them was Express Scripts, a pharmaceutical benefits manager. Express Scripts has delivered strong results as it helps drive individuals in the insurance plans it manages to use generic drugs instead of branded, and to choose mail delivery over pharmacy pickup. The more success Express Scripts has influencing behavior, the more money their clients save and the higher margins Express Scripts earns. The company also closed the acquisition of a large competitor. This increased its scale, improving its drug purchasing power and competitive position.

Visa was another strong stock that was more resilient than expected through the downturn. Visa results during the period implied the beginning of a consumer rebound, or at least a stabilization. Visa makes money by processing credit card transactions, taking on no credit risk. During the last two quarters of 2009, Visa payment volumes turned strongly positive, benefitting from easy year-over-year comparisons but also growing sequentially. Visa collects a fee on transactions processed. Because of the company’s current strong competitive position, it was able to increase that fee, starting in the September quarter. The combination of an improving environment and fee increases has led to greater earnings power and an expanding valuation multiple.

During the period there was quite a bit of activity in the portfolio with eleven new stocks being added and eight being removed. Among the new stocks added was Life Time Fitness, which returns to the portfolio after having been previously held during 2004 and 2005. Life Time Fitness owns and operates fitness clubs across the United States. The credit crunch and recession provided substantial challenges for its business. Growth plans had to be put on hold and the balance sheet weakened. With the business appearing to turn the corner, we got back on the treadmill and repurchased the stock. Priceline.com was a long-time holding that we sold during the period. We held the stock for almost exactly two years and sold because we believe it had achieved fair value.

From a broader perspective, the recovery from the market lows seen in March 2009 continued, albeit at a slower pace. As it turns out, the 2008 crisis did not lead to the end of the world. A great deal of jobs were lost and wealth destroyed, but the economy continued to function. The majority of people have continued to go to work and spend and save. Companies have continued to pursue growth opportunities and strive to innovate and compete. The recession, which officially began in December 2007, ended last summer. GDP growth in the fourth quarter of 2009 was 5.6%; a number that looks good until you consider the very easy comparison to the fourth quarter of 2008 when GDP declined by a similar amount. So, perhaps we are not in a full blown recovery, but the economy seems to have stabilized and unemployment seems to have peaked. The other good news is that many U.S. companies are flush with cash after slashing spending and hoarding cash for a few years. Maintenance and growth capital expenditure cannot be neglected forever.

So what’s next? We don’t have a crystal ball, but we remain optimistic that regardless of the economic environment, our disciplined, consistent, bottom-up approach to stock research will lead us to attractive

8    Certified Semi-Annual Report

growth companies. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/10

Microsoft Corp.	4.3%	ON Semiconductor Corp.	3.3%
Amdocs Ltd.	4.1%	Qualcomm, Inc.	3.2%
Fiserv, Inc.	3.7%	Express Scripts, Inc.	3.2%
Goldman Sachs Group, Inc.	3.5%	Visa, Inc.	3.2%
Affiliated Managers Group, Inc.	3.5%	Google, Inc.	3.1%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/10

Software & Services	29.0%	Energy	3.4%
Pharmaceuticals, Biotechnology & Life Sciences	10.2%	Semiconductors & Semiconductor Equipment	3.3%
Diversified Financials	9.5%	Technology Hardware & Equipment	3.2%
Consumer Services	8.1%	Food, Beverage & Tobacco	3.1%
Health Care Equipment & Services	7.5%	Retailing	3.0%
Materials	5.6%	Banks	2.6%
Telecommunication Services	4.3%	Other Assets & Cash Equivalents	3.7%
Media	3.5%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/10 (% of equity holdings)

United States	85.5%	Switzerland	2.7%
United Kingdom	6.1%	Argentina	1.7%
Mexico	2.9%	China	1.1%

	Shares/ Principal Amount	Value
COMMON STOCK — 96.27%

BANKS — 2.59%
COMMERCIAL BANKS — 2.59%
[a] SVB Financial Group	907,406	$42,339,564

		42,339,564

CONSUMER SERVICES — 8.13%
DIVERSIFIED CONSUMER SERVICES — 4.66%
[a] Coinstar, Inc.	986,840	32,072,300
[a] Grand Canyon Education, Inc.	1,684,600	44,035,444

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
HOTELS, RESTAURANTS & LEISURE — 3.47%
[a] Las Vegas Sands Corp.	1,841,305	$38,943,601
[a] Life Time Fitness, Inc.	631,500	17,745,150

		132,796,495

DIVERSIFIED FINANCIALS — 9.47%
CAPITAL MARKETS — 9.47%
[a] Affiliated Managers Group, Inc.	718,561	56,766,319
Charles Schwab Corp.	2,184,500	40,828,305
Goldman Sachs Group, Inc.	334,225	57,028,812

		154,623,436

ENERGY — 3.44%
OIL, GAS & CONSUMABLE FUELS — 3.44%
Frontier Oil Corp.	1,533,161	20,697,673
XTO Energy, Inc.	750,600	35,413,308

		56,110,981

FOOD, BEVERAGE & TOBACCO — 3.05%
BEVERAGES — 3.05%
[a] Hansen Natural Corp.	1,149,422	49,861,926

		49,861,926

HEALTH CARE EQUIPMENT & SERVICES — 7.46%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.40%
[a] Inverness Medical Innovations, Inc.	169,800	6,613,710
HEALTH CARE PROVIDERS & SERVICES — 7.06%
[a] Amedisys, Inc.	651,359	35,968,044
[a] Community Health Systems, Inc.	729,054	26,923,964
[a] Express Scripts, Inc.	514,497	52,355,215

		121,860,933

MATERIALS — 5.61%
CHEMICALS — 5.61%
Ecolab, Inc.	954,189	41,936,606
Monsanto Co.	694,300	49,586,906

		91,523,512

MEDIA — 3.54%
MEDIA — 3.54%
[a] Airmedia Group, Inc. ADR	2,685,127	16,782,044
[a] DIRECTV Group, Inc.	1,213,313	41,022,112

		57,804,156

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.17%
BIOTECHNOLOGY — 10.17%
[a] Actelion Ltd.	943,800	42,938,246
[a] Alexion Pharmaceuticals, Inc.	610,165	33,174,671
[a] Gilead Sciences, Inc.	1,017,760	46,287,725
[a] Talecris Biotherapeutics Holdings Corp.	2,196,545	43,755,176

		166,155,818

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 2.96%
MULTILINE RETAIL — 2.96%
[a] Kohl’s Corp.	882,600	$48,348,828

		48,348,828

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.27%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.27%
[a] ON Semiconductor Corp.	6,680,698	53,445,584

SOFTWARE & SERVICES — 29.05%		53,445,584

INFORMATION TECHNOLOGY SERVICES — 14.34%
[a] Amdocs Ltd.	2,223,106	66,937,722
[a] Computer Sciences Corp.	340,693	18,564,361
[a] Fiserv, Inc.	1,196,184	60,718,300
Visa, Inc.	573,856	52,238,112
Western Union Co.	2,103,637	35,677,683
INTERNET SOFTWARE & SERVICES — 8.46%
[a] Equinix, Inc.	324,414	31,578,459
[a] Google, Inc.	90,205	51,147,137
[a] MercadoLibre, Inc.	550,661	26,547,367
[a] Telecity Group plc	4,483,656	28,848,721
SOFTWARE — 6.25%
Microsoft Corp.	2,382,338	69,731,033
[a] Rovi Corp.	872,143	32,382,670

		474,371,565

TECHNOLOGY HARDWARE & EQUIPMENT — 3.22%
COMMUNICATIONS EQUIPMENT — 3.22%
Qualcomm, Inc.	1,252,900	52,609,271

		52,609,271

TELECOMMUNICATION SERVICES — 4.31%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.48%
[a] Neutral Tandem, Inc.	1,517,000	24,241,660
WIRELESS TELECOMMUNICATION SERVICES — 2.83%
America Movil SAB de C.V.	18,344,300	46,188,096

		70,429,756

TOTAL COMMON STOCK (Cost $1,258,026,015)		1,572,281,825

SHORT TERM INVESTMENTS — 4.16%
California State, put 4/8/2010 (LOC: Bank of America) (weekly demand notes), 0.27%, 5/1/2040	$800,000	800,000
Clark County School District GO, put 4/1/2010 (Insured: AGM, SPA: Bayerische Landesbank) (daily demand notes), 0.33%, 6/15/2021	6,880,000	6,880,000
Kansas City Power & Light, 0.22%, 4/1/2010	15,000,000	15,000,000
Maryland State Health & Higher Educational Facilities, put 4/8/2010 (Univ. of Maryland Medical; LOC: Bank of America) (weekly demand notes), 0.30%, 7/1/2034	2,000,000	2,000,000
McCormick & Co., 0.10%, 4/1/2010	15,000,000	15,000,000

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
New York City Municipal Water Finance Authority, put 4/1/2010 (SPA: Dexia) (daily demand notes), 0.31%, 6/15/2033	$3,200,000	$3,200,000
Precision Castparts Corp., 0.17%, 4/1/2010	25,000,000	25,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $67,880,000)		67,880,000

TOTAL INVESTMENTS — 100.43% (Cost $1,325,906,015)		$1,640,161,825
LIABILITIES NET OF OTHER ASSETS — (0.43)%		(6,990,791)

NET ASSETS — 100.00%		$1,633,171,034

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
AGM	Insured by Assured Guaranty Municipal Corp.
GO	General Obligation
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $1,325,906,015) (Note 2)	$1,640,161,825
Cash	8,388
Receivable for investments sold	14,069,206
Receivable for fund shares sold	1,562,789
Dividends receivable	241,724
Interest receivable	2,221
Prepaid expenses and other assets	59,772

Total Assets	1,656,105,925

LIABILITIES
Payable for securities purchased	16,543,470
Payable for fund shares redeemed	3,977,767
Payable to investment advisor and other affiliates (Note 3)	1,643,232
Accounts payable and accrued expenses	770,422

Total Liabilities	22,934,891

NET ASSETS	$1,633,171,034

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(8,531,125)
Net unrealized appreciation on investments	314,255,810
Accumulated net realized gain (loss)	(989,477,720)
Net capital paid in on shares of beneficial interest	2,316,924,069

$1,633,171,034

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($490,397,960 applicable to 34,065,003 shares of beneficial interest outstanding - Note 4)	$14.40
Maximum sales charge, 4.50% of offering price	0.68

Maximum offering price per share	$15.08

Class C Shares:
Net asset value and offering price per share * ($272,923,860 applicable to 20,459,022 shares of beneficial interest outstanding - Note 4)	$13.34

Class I Shares:
Net asset value, offering and redemption price per share ($208,904,007 applicable to 14,042,576 shares of beneficial interest outstanding - Note 4)	$14.88

Class R3 Shares:
Net asset value, offering and redemption price per share ($288,697,238 applicable to 20,048,339 shares of beneficial interest outstanding - Note 4)	$14.40

Class R4 Shares:
Net asset value, offering and redemption price per share ($33,423,931 applicable to 2,318,111 shares of beneficial interest outstanding - Note 4)	$14.42

Class R5 Shares:
Net asset value, offering and redemption price per share ($338,824,038 applicable to 22,795,570 shares of beneficial interest outstanding - Note 4)	$14.86

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income	$3,147,723
Interest income	87,432

Total Income	3,235,155

EXPENSES:
Investment advisory fees (Note 3)	6,617,989
Administration fees (Note 3)
Class A Shares	308,699
Class C Shares	173,677
Class I Shares	52,817
Class R3 Shares	175,182
Class R4 Shares	19,833
Class R5 Shares	81,057
Distribution and service fees (Note 3)
Class A Shares	617,161
Class C Shares	1,394,390
Class R3 Shares	701,212
Class R4 Shares	39,650
Transfer agent fees
Class A Shares	542,716
Class C Shares	307,630
Class I Shares	135,514
Class R3 Shares	293,917
Class R4 Shares	46,436
Class R5 Shares	348,308
Registration and filing fees
Class A Shares	11,876
Class C Shares	10,679
Class I Shares	9,777
Class R3 Shares	8,989
Class R4 Shares	9,503
Class R5 Shares	10,292
Custodian fees (Note 3)	139,870
Professional fees	38,761
Accounting fees	36,185
Trustee fees	20,470
Other expenses	117,008

Total Expenses	12,269,598
Less:
Expenses reimbursed by investment advisor (Note 3)	(605,554)

Net Expenses	11,664,044

Net Investment Loss	$(8,428,889)

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$43,083,438
Forward currency contracts (Note 7)	(156,415)
Foreign currency transactions	(85,472)

42,841,551

Net change in unrealized appreciation (depreciation) on:
Investments	55,665,382
Forward currency contracts (Note 7)	43,193
Foreign currency translations	(1,520)

55,707,055

Net Realized and Unrealized Gain	98,548,606

Net Increase in Net Assets Resulting From Operations	$90,119,717

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(8,428,889)	$(11,089,808)
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	42,841,551	(722,672,084)
Increase (decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translation	55,707,055	640,445,502

Net Increase (Decrease) in Net Assets Resulting from Operations	90,119,717	(93,316,390)

DIVIDENDS TO SHAREHOLDERS:

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(47,874,499)	(181,036,761)
Class C Shares	(30,644,813)	(73,693,439)
Class I Shares	(21,455,968)	(97,505,210)
Class R3 Shares	(5,500,397)	(10,832,300)
Class R4 Shares	783,876	8,821,947
Class R5 Shares	(3,561,378)	66,956,015

Net Decrease in Net Assets	(18,133,462)	(380,606,138)

NET ASSETS:
Beginning of Period	1,651,304,496	2,031,910,634

End of Period	$1,633,171,034	$1,651,304,496

*	Unaudited

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,572,281,825	$1,572,281,825	$—	$—
Short Term Investments	67,880,000	—	67,880,000	—

Total Investments in Securities	$1,640,161,825	$1,572,281,825	$67,880,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $61,740 for Class I shares, $283,593 for Class R3 shares, $29,905 for Class R4 shares, and $230,316 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $16,306 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,007 from redemptions of Class C shares of the Fund.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,492,259	$34,559,732	9,126,775	$96,741,227
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(5,966,651)	(82,434,671)	(26,846,401)	(277,785,984)
Redemption fees received*	—	440	—	7,996

Net Increase (Decrease)	(3,474,392)	$(47,874,499)	(17,719,626)	$(181,036,761)

Class C Shares
Shares sold	628,998	$8,053,963	2,808,141	$28,136,349
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,009,576)	(38,699,024)	(10,711,900)	(101,834,215)
Redemption fees received*	—	248	—	4,427

Net Increase (Decrease)	(2,380,578)	$(30,644,813)	(7,903,759)	$(73,693,439)

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	1,651,285	$23,637,393	4,198,353	$47,389,356
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,162,006)	(45,093,550)	(13,922,964)	(144,898,258)
Redemption fees received*	—	189	—	3,692

Net Increase (Decrease)	(1,510,721)	$(21,455,968)	(9,724,611)	$(97,505,210)

Class R3 Shares
Shares sold	2,461,195	$34,111,401	6,870,209	$74,934,313
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,865,379)	(39,612,047)	(8,069,388)	(85,770,165)
Redemption fees received*	—	249	—	3,552

Net Increase (Decrease)	(404,184)	$(5,500,397)	(1,199,179)	$(10,832,300)

Class R4 Shares
Shares sold	328,493	$4,558,464	1,420,248	$16,469,736
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(275,049)	(3,774,616)	(729,912)	(7,648,053)
Redemption fees received*	—	28	—	264

Net Increase (Decrease)	53,444	$783,876	690,336	$8,821,947

Class R5 Shares
Shares sold	2,355,213	$33,686,550	14,249,535	$178,677,744
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,611,859)	(37,248,215)	(9,543,854)	(111,724,983)
Redemption fees received*	—	287	—	3,254

Net Increase (Decrease)	(256,646)	$(3,561,378)	4,705,681	$66,956,015

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $398,330,749 and $531,707,214, respectively.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,325,906,015

Gross unrealized appreciation on a tax basis	$372,240,872
Gross unrealized depreciation on a tax basis	(57,985,062)

Net unrealized appreciation (depreciation) on investments (tax basis)	$314,255,810

At March 31, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $102,236 and $363,580,663, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$10,083,359
2017	650,071,235

$660,154,594

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

There were no outstanding forward currency contracts in the Fund’s Statement of Assets and Liabilities at March 31, 2010.

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(156,415)	$(156,415)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$43,193	$43,193

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.61	(0.07)	0.86	0.79	—	—	—	$14.40	(1.06	)(d)	1.46	(d)	1.46	(d)	1.46	(d)	5.80	26.34	$490,398
2009(c)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
2008(c)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)		1.38		1.38		1.38		(35.48)	79.73	$738,457
2007(c)	$16.38	(0.15)	4.49	4.34	—	—	—	$20.72	(0.78)		1.37		1.36		1.37		26.50	82.37	$1,470,020
2006(c)	$14.21	(0.13)	2.54	2.41	—	(0.24)	(0.24)	$16.38	(0.86)		1.48		1.46		1.48		17.20	98.00	$502,345
2005(c)	$10.87	(0.14)	3.48	3.34	—	—	—	$14.21	(1.14)		1.60		1.57		1.60		30.73	115.37	$110,836
Class C Shares
2010(b)	$12.66	(0.12)	0.80	0.68	—	—	—	$13.34	(1.82	)(d)	2.22	(d)	2.22	(d)	2.22	(d)	5.37	26.34	$272,924
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)		2.13		2.13		2.13		(35.93)	79.73	$385,110
2007	$15.59	(0.28)	4.26	3.98	—	—	—	$19.57	(1.53)		2.12		2.11		2.12		25.53	82.37	$664,252
2006	$13.63	(0.23)	2.43	2.20	—	(0.24)	(0.24)	$15.59	(1.63)		2.25		2.23		2.25		16.38	98.00	$187,180
2005	$10.51	(0.23)	3.35	3.12	—	—	—	$13.63	(1.91)		2.37		2.34		2.37		29.69	115.37	$41,737
Class I Shares
2010(b)	$14.04	(0.04)	0.88	0.84	—	—	—	$14.88	(0.59	)(d)	0.99	(d)	0.99	(d)	1.05	(d)	5.98	26.34	$208,904
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)		0.96		0.96		0.96		(35.17)	79.73	$346,497
2007	$16.66	(0.08)	4.58	4.50	—	—	—	$21.16	(0.39)		0.98		0.97		0.98		27.01	82.37	$642,143
2006	$14.37	(0.05)	2.58	2.53	—	(0.24)	(0.24)	$16.66	(0.40)		1.01		0.99		1.10		17.85	98.00	$188,422
2005	$10.93	(0.07)	3.51	3.44	—	—	—	$14.37	(0.55)		1.02		0.99		1.15		31.47	115.37	$49,975
Class R3 Shares
2010(b)	$13.62	(0.08)	0.86	0.78	—	—	—	$14.40	(1.10	)(d)	1.50	(d)	1.50	(d)	1.70	(d)	5.73	26.34	$288,697
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)		1.50		1.50		1.72		(35.53)	79.73	$289,500
2007	$16.43	(0.18)	4.50	4.32	—	—	—	$20.75	(0.91)		1.51		1.50		1.64		26.29	82.37	$414,267
2006	$14.26	(0.13)	2.54	2.41	—	(0.24)	(0.24)	$16.43	(0.90)		1.53		1.50		1.73		17.14	98.00	$90,167
2005	$10.90	(0.14)	3.50	3.36	—	—	—	$14.26	(1.08)		1.52		1.49		3.56		30.83	115.37	$6,345
Class R4 Shares
2010(b)	$13.63	(0.07)	0.86	0.79	—	—	—	$14.42	(1.00	)(d)	1.40	(d)	1.40	(d)	1.59	(d)	5.80	26.34	$33,424
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)		1.40		1.40		1.73		(35.47)	79.73	$21,047
2007(e)	$18.90	(0.12)	1.95	1.83	—	—	—	$20.73	(0.93	)(d)	1.41	(d)	1.40	(d)	8.74	(d)(f)	9.68	82.37	$3,508
Class R5 Shares
2010(b)	$14.02	(0.04)	0.88	0.84	—	—	—	$14.86	(0.59	)(d)	0.99	(d)	0.99	(d)	1.13	(d)	5.99	26.34	$338,824
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)		0.99		0.99		1.18		(35.19)	79.73	$251,299
2007	$16.65	(0.07)	4.57	4.50	—	—	—	$21.15	(0.37)		0.95		0.95		0.97		27.03	82.37	$158,084
2006(g)	$14.43	(0.05)	2.51	2.46	—	(0.24)	(0.24)	$16.65	(0.38	)(d)	1.01	(d)	0.99	(d)	176.54	(d)(f)	17.29	98.00	$45

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2007.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was October 3, 2005.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,058.00	$7.49
Hypothetical*	$1,000.00	$1,017.65	$7.35
Class C Shares
Actual	$1,000.00	$1,053.70	$11.36
Hypothetical*	$1,000.00	$1,013.87	$11.14
Class I Shares
Actual	$1,000.00	$1,059.80	$5.08
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,057.30	$7.69
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,058.00	$7.18
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,059.90	$5.08
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.22%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to March 31, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	43.00%	2.75%	1.73%
C Shares (Incep: 12/27/00)	47.55%	2.92%	1.40%
I Shares (Incep: 11/1/03)	50.45%	4.20%	5.30%
R3 Shares (Incep: 7/1/03)	49.53%	3.64%	6.48%
R4 Shares (Incep: 2/1/07)	49.74%	—	-8.19%
R5 Shares (Incep: 10/3/05)	50.25%	—	1.04%
Russell 3000 Growth Index (Since: 12/27/00)	50.50%	3.46%	-1.08%

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    29

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

30    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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32    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    35

Waste not, Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH180	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index is a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – A unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Growth Fund

Alexander M.V. Motola, CFA

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual operating expenses of Class A shares are 1.97%. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses do not exceed 1.63%.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom-up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 35–50 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED 3/31/10
	1 Yr	3 Yr	Since Incep
A Shares (Incep: 2/1/07)
Without sales charge	67.38%	-1.35%	0.44%
With sales charge	59.78%	-2.84%	-1.01%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	56.14%	-3.72%	-2.78%

4    This page is not part of the Semi-Annual Report.

International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING
FOR THE SIX MONTHS ENDED 3/31/10

Top Contributors	Top Detractors
YOOX S.p.A.	Actelion Ltd.
Seek Ltd.	Shanda Games Ltd. ADR
ARM Holdings plc	BM&F Bovespa S/A
Playtech Ltd.	Deutsche Börse AG
Teva Pharmaceutical
Industries Ltd. ADR	AirMedia Group Inc. ADR

KEY PORTFOLIO ATTRIBUTES As of 3/31/10
Portfolio P/E Trailing 12-months*	23.4x
Portfolio Price to Cash Flow*	11.0x
Portfolio Price to Book Value*	2.7x
Median Market Cap*	$6.2 B
Number of Companies	36

* Source: FactSet

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Thornburg International Growth Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

April 18, 2010

Dear Fellow Shareholder:

For the six months ended March 31, 2010, the Thornburg International Growth Fund generated better performance than its benchmark. On September 30, 2009, the net asset value (NAV) for the Class A shares was $10.36. On March 31, 2010, the NAV of the Class A shares was $11.56. The Fund’s Class A shares outperformed its benchmark with a total return of 12.12% (at NAV) during this period compared to 7.43% for the MSCI AC World ex-U.S. Growth Index.

The magnitude of the performance numbers is significant, especially in comparison to the average historical performance of various equity markets. Clearly, much of the move can be attributed to a strong rebound from the depressed market levels of early 2009. As the economy stabilized and then exhibited early signs of recovery, the markets moved steadily and sharply higher. As valuations increased, along with stock prices, some of our stocks approached our internally generated price targets.

A good example is Solera Holdings. Solera provides software and data to the automotive insurance industry. At the heart of Solera’s business is the company’s proprietary database. For over 35 years, Solera has collected data to build a massive database of the costs to repair damaged vehicles, as well as the value of used vehicles. Insurance companies use this data to estimate the cost of various repairs and to determine when the cost of those repairs is greater than the value of the auto. It would be virtually impossible for another company to replicate the historical information contained in the database, creating a strong barrier to entry. That barrier is evident in Solera’s broad and growing customer base, strong margins, and solid free cash flow generation.

One of our key risk management tools is our process of developing price targets. When we initially researched and purchased Solera in the International Growth Fund in March of 2009, we built a robust financial model that included estimates of future revenues, earnings, and cash flows. We used that model to generate an upside price target, as well as a downside estimate – how low could the stock trade under a negative scenario. As time passes and we collect new information, we incorporate it into our model and adjust our price targets accordingly. Generally, we like to see significantly more upside than downside potential in our holdings, creating a favorable risk to reward ratio.

However, as a stock like Solera increases, the upside potential shrinks while the downside potential increases, making it less attractive. We tend to trim a position as the risk to

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

reward becomes less favorable. When a stock hits our price target and we can find no credible reason to raise it further, we are typically quick to sell, as we did with Solera during the period. While we may miss some further upside momentum in the near term, we believe this approach reduces risk over time.

A number of stocks in addition to Solera contributed to performance during the period, including three information technology companies: Playtech Ltd., Infineon Technologies, and ARM Holdings. Playtech, a British-based online gaming software company, benefited from the economic recovery and the subsequent return of online gaming customers, as well as a new strategic partnership with a lottery games operator. Infineon, a German semiconductor company and the Fund’s largest weight, rose on the prospect of increasing utilization of their proprietary technology used in autos and communication devices. ARM Holdings currently generates significant royalties from its mobile phone component designs; during the period the market bid the stock higher on optimism about its growth prospects.

The Fund’s strongest overall contribution came from the consumer discretionary sector where recent purchase Sony advanced. The company benefited during the period from its expanding television business, growing profits from network gaming, and a weakening Japanese Yen. Another consumer discretionary stock, YOOX S.p.A., was the strongest individual contributor to performance during the period. The Italian e-commerce retailer provides wholesale distribution opportunities to high-end fashion designers. The company benefited from rapid growth in Europe. Other contributors include Duoyuan Printing in China, Drogasil in Brazil, and Teva Pharmaceuticals in Israel.

Actelion was the single largest detractor during the six-month period. The Swiss pharmaceutical company had one of its pipeline drugs fail in clinical trials. While unfortunate, we believe that other drugs they have under development hold promise, and we remain invested. Another detractor over the period was Chinese software company Shanda Games whose most popular games have recently seen a slowdown in sales. We remain invested in Shanda as well, based on a low valuation and the company’s growing diversified portfolio of gaming offerings. Additional notable detractors to performance included BM&F Bovespa and Deutsche Börse in the financial sector, Chinese digital media network operator Airmedia, and Spanish telephone service provider Telefónica.

Expectations for GDP and corporate earnings have improved in most markets around the world between October

1, 2009 and March 31, although there are stubborn corners of resistance. Greece gets much of the publicity in this regard. While very small on its own, some investors consider the current drama in Greece to have elements of problems that are more widespread in a broad group of industrial democracies: bloated public sectors that cannot be supported by a straining private sector, high debt load, and unsustainable deficits.

We are concerned about these issues. At the same time, we can see that global consumer demand is holding up well, strongly supported by emerging economies with modest public and private debt loads and expanding private sectors. Inventories of primary, intermediate, and finished goods were drawn down significantly between late 2008 and mid-2009. The rebuilding of inventories, even as final demand expands on a global basis, is leading to a

8    Certified Semi-Annual Report

powerful industrial recovery. Since the U.S. economy came to be over-dependent on residential real estate over the last generation, certain geographies in this country that were particularly caught up in that phenomenon are still in the penalty box. It is also very challenging for those whose jobs depended in any way on the U.S. residential real estate boom to find work. Aggregate employment statistics for the United States reflect that, as we struggle to channel production and employment in other uses. To a large extent, this is not a global issue. The United States is well into its third year of trying to reorient its economy. We are beginning to see signs that the costly trip down the road of too much real estate consumption will quit being a drag on the real economy and the financial sector later this year.

The current cash balance of the Fund is higher than the historical average. While we are certainly aware of this handicap in a rising market, we prefer to hold cash rather than invest in anything other than great ideas. We plan to strategically deploy the cash as new opportunities present themselves and anticipate being back to normal levels in the near term. The cash balance is not a defensive position, nor is it indicative of our view on the markets. We run a concentrated portfolio, and the sale of two or three names can have a very meaningful impact on cash levels.

Our focus, as always, is to maximize long-term after-tax returns over time. We believe risk management is a critical component to reaching that goal. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg. com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

TOP TEN HOLDINGS As of 3/31/10

Infineon Technologies AG	3.6%	Teva Pharmaceutical Industries Ltd. ADR	3.1%
Amdocs Ltd.	3.5%	Drogasil S.A.	2.7%
Thomson Reuters Corp.	3.4%	Playtech Ltd.	2.7%
Fidessa Group plc	3.3%	Actelion Ltd.	2.7%
YOOX S.p.A	3.2%	Duoyaun Printing, Inc.	2.7%

SUMMARY OF INDUSTRY EXPOSURE As of 3/31/10

Software & Services	18.3%	Food & Staples Retailing	2.7%
Pharmaceuticals, Biotechnology & Life Sciences	15.5%	Capital Goods	2.7%
Semiconductors & Semiconductor Equipment	8.3%	Telecommunication Services	2.6%
Diversified Financials	6.6%	Health Care Equipment & Services	2.5%
Media	5.3%	Consumer Durables & Apparel	2.4%
Materials	3.9%	Food, Beverage & Tobacco	1.9%
Commercial & Professional Services	3.8%	Insurance	1.3%
Energy	3.6%	Other Assets & Cash Equivalents	15.4%
Retailing	3.2%

SUMMARY OF COUNTRY EXPOSURE As of 3/31/10 (percent of equity holdings)

United Kingdom	16.3%	Denmark	3.0%
Brazil	10.1%	Argentina	2.8%
Germany	10.0%	Taiwan	2.8%
China	8.3%	United States	2.8%
Canada	7.6%	Ireland	2.7%
Israel	6.4%	Norway	2.6%
Switzerland	6.1%	Greece	2.2%
Japan	5.4%	Netherlands	2.2%
Italy	3.8%	Australia	1.8%
Mexico	3.1%

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 84.61%
CAPITAL GOODS — 2.66%
MACHINERY — 2.66%
[a] Duoyaun Printing, Inc.	196,700	$2,124,360

		2,124,360

COMMERCIAL & PROFESSIONAL SERVICES — 3.78%
PROFESSIONAL SERVICES — 3.78%
Experian plc	183,100	1,801,884
Seek Ltd.	165,265	1,216,276

		3,018,160

CONSUMER DURABLES & APPAREL — 2.39%
HOUSEHOLD DURABLES — 2.39%
Sony Corp.	49,800	1,906,985

		1,906,985

DIVERSIFIED FINANCIALS — 6.57%
CAPITAL MARKETS — 2.46%
Man Group plc	536,600	1,966,510
DIVERSIFIED FINANCIAL SERVICES — 4.11%
Deutsche Börse AG	23,900	1,771,557
[a] ING Groep N.V.	150,700	1,504,590

		5,242,657

ENERGY — 3.55%
OIL, GAS & CONSUMABLE FUELS — 3.55%
[a] BPZ Resources, Inc.	117,080	860,538
Canadian Natural Resources Ltd.	13,900	1,028,763
Petroleo Brasileiro S.A. ADR	23,850	944,221

		2,833,522

FOOD & STAPLES RETAILING — 2.70%
FOOD & STAPLES RETAILING — 2.70%
Drogasil S.A.	134,000	2,154,278

		2,154,278

FOOD, BEVERAGE & TOBACCO — 1.89%
BEVERAGES — 1.89%
Coca-Cola Hellenic Bottling Co. S.A.	56,021	1,510,269

		1,510,269

HEALTH CARE EQUIPMENT & SERVICES — 2.51%
HEALTH CARE PROVIDERS & SERVICES — 2.51%
Diagnosticos da America SA	228,000	2,000,056

		2,000,056

INSURANCE — 1.32%
INSURANCE — 1.32%
[a] Primerica, Inc.	70,000	1,050,000

		1,050,000

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 3.95%
CHEMICALS — 1.77%
Potash Corp. of Saskatchewan, Inc.	11,800	$1,408,330
METALS & MINING — 2.18%
Tokyo Steel Manufacturing Co., Ltd	139,100	1,742,284

		3,150,614

MEDIA — 5.30%
MEDIA — 5.30%
[a] Airmedia Group, Inc. ADR	240,400	1,502,500
Thomson Reuters Corp.	74,900	2,725,648

		4,228,148

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 15.50%
BIOTECHNOLOGY — 2.66%
[a] Actelion Ltd.	46,700	2,124,619
PHARMACEUTICALS — 12.84%
[a] Bayer AG	30,700	2,076,566
Novo Nordisk A/S	25,900	2,009,766
[a] Pronova BioPharma AS	544,500	1,749,891
Roche Holding AG	12,100	1,962,348
Teva Pharmaceutical Industries Ltd. ADR	38,800	2,447,504

		12,370,694

RETAILING — 3.20%
INTERNET & CATALOG RETAIL — 3.20%
[a] YOOX S.p.A	306,200	2,553,790

		2,553,790

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.31%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.31%
[a] Infineon Technologies AG	415,100	2,881,206
[a] Mellanox Technologies Ltd.	78,412	1,848,171
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	181,449	1,903,400

		6,632,777

SOFTWARE & SERVICES — 18.33%
INFORMATION TECHNOLOGY SERVICES — 3.50%
[a] Amdocs Ltd.	92,829	2,795,081
INTERNET SOFTWARE & SERVICES — 4.26%
[a] MercadoLibre, Inc.	39,200	1,889,832
[a] Telecity Group plc	234,244	1,507,172
SOFTWARE — 10.57%
Fidessa Group plc	129,400	2,597,901
Playtech Ltd.	260,100	2,131,388
[a] Shanda Games Ltd. ADR	278,600	2,005,920
Totvs SA	27,000	1,700,301

		14,627,595

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 2.65%
WIRELESS TELECOMMUNICATION SERVICES — 2.65%
America Móvil SAB de C.V.	838,000	$2,109,953

		2,109,953

TOTAL COMMON STOCK (Cost $61,979,575)		67,513,858

SHORT TERM INVESTMENTS — 11.03%
Pepco Holdings, Inc., 0.30%, 4/1/2010	$3,500,000	3,500,000
Vulcan Materials Co., 0.25%, 4/1/2010	3,300,000	3,300,000
Wellpoint, Inc., 0.20%, 4/1/2010	2,000,000	2,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $8,800,000)		8,800,000

TOTAL INVESTMENTS — 95.64% (Cost $70,779,575)		$76,313,858

OTHER ASSETS LESS LIABILITIES — 4.36%		3,482,164

NET ASSETS — 100.00%		$79,796,022

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $70,779,575) (Note 2)	$76,313,858
Cash	251,919
Cash denominated in foreign currency (cost $1,625,927)	1,686,285
Receivable for investments sold	2,457,674
Receivable for fund shares sold	247,015
Unrealized appreciation on forward currency contracts (Note 7)	1,114,829
Dividends receivable	80,834
Dividend and interest reclaim receivable	66,262
Prepaid expenses and other assets	64,789

Total Assets	82,283,465

LIABILITIES
Payable for securities purchased	2,262,304
Payable for fund shares redeemed	72,732
Unrealized depreciation on forward currency contracts (Note 7)	14,552
Payable to investment advisor and other affiliates (Note 3)	77,320
Accounts payable and accrued expenses	60,535

Total Liabilities	2,487,443

NET ASSETS	$79,796,022

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(13,010)
Net unrealized appreciation on investments	6,694,679
Accumulated net realized gain (loss)	(35,259,341)
Net capital paid in on shares of beneficial interest	108,373,694

$79,796,022

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($29,132,091 applicable to 2,520,103 shares of beneficial interest outstanding - Note 4)	$11.56

Maximum sales charge, 4.50% of offering price	0.54

Maximum offering price per share	$12.10

Class C Shares:
Net asset value and offering price per share * ($21,930,837 applicable to 1,900,654 shares of beneficial interest outstanding - Note 4)	$11.54

Class I Shares:
Net asset value, offering and redemption price per share ($27,873,476 applicable to 2,393,907 shares of beneficial interest outstanding - Note 4)	$11.64

Class R3 Shares:
Net asset value, offering and redemption price per share ($846,181 applicable to 73,440 shares of beneficial interest outstanding - Note 4)	$11.52

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,736 applicable to 238 shares of beneficial interest outstanding - Note 4)	$11.49

Class R5 Shares:
Net asset value, offering and redemption price per share ($10,701 applicable to 917 shares of beneficial interest outstanding - Note 4)	$11.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report     15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $38,573)	$625,016
Interest income	4,994

Total Income	630,010

EXPENSES:
Investment advisory fees (Note 3)	319,879
Administration fees (Note 3)
Class A Shares	16,262
Class C Shares	12,602
Class I Shares	6,489
Class R3 Shares	468
Class R4 Shares	2
Class R5 Shares	55
Distribution and service fees (Note 3)
Class A Shares	32,591
Class C Shares	101,187
Class R3 Shares	1,876
Class R4 Shares	3
Transfer agent fees
Class A Shares	21,188
Class C Shares	20,015
Class I Shares	5,444
Class R3 Shares	1,246
Class R4 Shares	654
Class R5 Shares	741
Registration and filing fees
Class A Shares	10,400
Class C Shares	10,226
Class I Shares	10,262
Class R3 Shares	8,101
Class R4 Shares	8,101
Class R5 Shares	8,102
Custodian fees (Note 3)	43,104
Professional fees	20,867
Accounting fees	1,370
Trustee fees	910
Other expenses	4,522

Total Expenses	666,667
Less:
Expenses reimbursed by investment advisor (Note 3)	(53,903)
Investment advisory fees waived by investment advisor (Note 3)	(28,011)
Fees paid indirectly (Note 3)	(743)

Net Expenses	584,010

Net Investment Income	$46,000

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$6,097,503
Forward currency contracts (Note 7)	(6,140)
Foreign currency transactions	26,614

6,117,977

Net change in unrealized appreciation (depreciation) on:
Investments	1,088,325
Forward currency contracts (Note 7)	1,101,841
Foreign currency translations	60,119

2,250,285

Net Realized and Unrealized Gain	8,368,262

Net Increase in Net Assets Resulting From Operations	$8,414,262

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Growth Fund

	Six Months Ended March 31, 2010*	Year Ended September 30,
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$46,000	$300,793
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	6,117,977	(35,731,869)
Increase (decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translation	2,250,285	32,322,259

Net Increase (Decrease) in Net Assets Resulting from Operations	8,414,262	(3,108,817)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(129,435)	(345,267)
Class C Shares	0	(109,592)
Class I Shares	(222,424)	(518,715)
Class R3 Shares	(4,168)	(1,928)
Class R4 Shares	(16)	(47)
Class R5 Shares	(83)	(42)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	2,166,208	(2,611,014)
Class C Shares	435,239	(3,186,558)
Class I Shares	640,010	(2,620,197)
Class R3 Shares	12,008	483,136
Class R4 Shares	16	47
Class R5 Shares	164,176	5,940

Net Increase (Decrease) in Net Assets	11,475,793	(12,013,054)

NET ASSETS:
Beginning of Period	68,320,229	80,333,283

End of Period	$79,796,022	$68,320,229

Undistributed net investment income	$—	$297,117

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$67,513,858	$67,513,858	$—	$—
Short Term Investments	8,800,000	—	8,800,000	—

Total Investments in Securities	$76,313,858	$67,513,858	$8,800,000	$—

Other Financial Instruments**
Forward Currency Contracts	$1,114,829	$—	$1,114,829	$—
Spot Currency	$667	$667	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(14,552)	$—	$(14,552)	$—
Spot Currency	$(30)	$(30)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2010, the Advisor voluntarily waived investment advisory fees of $28,011. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $4,286 for Class C shares, $22,196 for Class I shares, $9,783 for Class R3 shares, $8,755 for Class R4 shares, and $8,883 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $5,718 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,039 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, fees paid indirectly were $743.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	480,829	$5,185,520	1,521,502	$12,014,685
Shares issued to shareholders in reinvestment of dividends	10,856	117,457	42,746	313,329
Shares repurchased	(290,226)	(3,137,066)	(1,990,658)	(14,939,580)
Redemption fees received*	—	297	—	552

Net Increase (Decrease)	201,459	$2,166,208	(426,410)	$(2,611,014)

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	273,051	$2,957,141	762,783	$5,916,858
Shares issued to shareholders in reinvestment of dividends	—	—	9,948	72,723
Shares repurchased	(234,581)	(2,522,131)	(1,222,548)	(9,176,628)
Redemption fees received*	—	229	—	489

Net Increase (Decrease)	38,470	$435,239	(449,817)	$(3,186,558)

Class I Shares
Shares sold	230,798	$2,473,760	612,383	$4,995,741
Shares issued to shareholders in reinvestment of dividends	18,921	206,051	65,869	484,137
Shares repurchased	(184,932)	(2,040,099)	(1,041,778)	(8,100,654)
Redemption fees received*	—	298	—	579

Net Increase (Decrease)	64,787	$640,010	(363,526)	$(2,620,197)

Class R3 Shares
Shares sold	12,171	$131,163	74,718	$578,635
Shares issued to shareholders in reinvestment of dividends	386	4,168	264	1,928
Shares repurchased	(11,584)	(123,332)	(13,404)	(97,436)
Redemption fees received*	—	9	—	9

Net Increase (Decrease)	973	$12,008	61,578	$483,136

Class R4 Shares
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of dividends	1	16	7	47
Shares repurchased	—	—	—	—
Redemption fees received*	—	—	—	—

Net Increase (Decrease)	1	$16	7	$47

Class R5 Shares
Shares sold	600,085	$6,524,571	636	$5,903
Shares issued to shareholders in reinvestment of dividends	7	83	6	42
Shares repurchased	(600,045)	(6,360,478)	(1)	(5)
Redemption fees received*	—	—	—	—

Net Increase (Decrease)	47	$164,176	641	$5,940

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $40,091,350 and $41,727,331, respectively.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$70,779,575

Gross unrealized appreciation on a tax basis	$9,037,324
Gross unrealized depreciation on a tax basis	(3,503,041)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,534,283

At March 31, 2010, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2008 of $23,985,997. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$4,974,731
2017	12,306,688

$17,281,419

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2010 (Unaudited)

The following table displays the outstanding forward currency contracts, at March 31, 2010:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2010
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Brazilian Dollar	Sell	7,000,000	05/03/2010	$3,913,537	$21,258	$—
Brazilian Dollar	Sell	7,568,350	05/03/2010	4,231,288	—	(9,056)
Brazilian Dollar	Buy	1,112,750	05/03/2010	622,113	—	(5,496)
Brazilian Dollar	Buy	2,575,000	05/03/2010	1,439,623	94,272	—
Euro	Sell	3,600,000	05/03/2010	4,862,471	65,101	—
Euro	Sell	3,305,000	05/03/2010	4,464,019	436,073	—
Great Britain Pound	Sell	3,036,000	05/04/2010	4,606,334	416,303	—
Japanese Yen	Sell	115,800,000	07/08/2010	1,239,314	47,524	—
Japanese Yen	Sell	253,000,000	07/08/2010	2,707,655	34,298	—

Total					$1,114,829	$(14,552)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2010
Asset Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,114,829
Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(14,552)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(6,140)	$(6,140)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010
	Total	Forward Currency Contracts
Foreign exchange contracts	$1,101,841	$1,101,841

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$10.36	0.01	1.24	1.25	(0.05)	—	(0.05)	$11.56	0.13	(d)	1.61	(d)	1.61	(d)	1.69	(d)	12.12	63.24	$29,132
2009(c)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015
2008(c)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53		1.56		1.55		1.63		(28.98)	54.31	$28,414
2007(c)(e)	$11.94	(0.03)	3.01	2.98	—	—	—	$14.92	(0.29	)(d)	1.64	(d)	1.62	(d)	2.10	(d)	24.96	113.34	$25,145
Class C Shares
2010(b)	$10.33	(0.04)	1.25	1.21	—	—	—	$11.54	(0.66	)(d)	2.38	(d)	2.38	(d)	2.50	(d)	11.71	63.24	$21,931
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)		2.32		2.32		2.45		(29.53)	54.31	$23,638
2007(e)	$11.94	(0.10)	3.01	2.91	—	—	—	$14.85	(1.13	)(d)	2.39	(d)	2.38	(d)	3.23	(d)	24.37	113.34	$12,376
Class I Shares
2010(b)	$10.44	0.04	1.25	1.29	(0.09)	—	(0.09)	$11.64	0.74	(d)	0.99	(d)	0.99	(d)	1.24	(d)	12.45	63.24	$27,873
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03		1.00		0.99		1.25		(28.57)	54.31	$28,164
2007(e)	$11.94	0.05	3.00	3.05	—	—	—	$14.99	0.52	(d)	1.01	(d)	0.99	(d)	1.64	(d)	25.54	113.34	$27,659
Class R3 Shares
2010(b)	$10.33	0.01	1.24	1.25	(0.06)	—	(0.06)	$11.52	0.21	(d)	1.50	(d)	1.50	(d)	4.19	(d)	12.16	63.24	$846
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(f)	2.09	103.57	$748
2008(g)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08	(d)	1.50	(d)	1.49	(d)	26.47	(d)(f)	(25.68)	54.31	$113
Class R4 Shares
2010(b)	$10.29	0.02	1.25	1.27	(0.07)	—	(0.07)	$11.49	0.33	(d)	1.39	(d)	1.39	(d)	691.88	(d)(f)	12.36	63.24	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(f)	2.10	103.57	$2
2008(g)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16	(d)	1.40	(d)	1.40	(d)	861.94	(d)(f)	(25.68)	54.31	$2
Class R5 Shares
2010(b)	$10.46	(0.05)	1.35	1.30	(0.09)	—	(0.09)	$11.67	(0.91	)(d)	0.99	(d)	0.99	(d)	9.00	(d)(f)	12.52	63.24	$11
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(f)	2.53	103.57	$9
2008(g)	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57	(d)	0.96	(d)	0.95	(d)	851.43	(d)(f)	(25.45)	54.31	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on February 1, 2007.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE
Thornburg International Growth Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,121.20	$8.51
Hypothetical*	$1,000.00	$1,016.91	$8.09
Class C Shares
Actual	$1,000.00	$1,117.10	$12.54
Hypothetical*	$1,000.00	$1,013.08	$11.93
Class I Shares
Actual	$1,000.00	$1,124.50	$5.24
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,121.60	$7.93
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,123.60	$7.35
Hypothetical*	$1,000.00	$1,018.01	$6.99
Class R5 Shares
Actual	$1,000.00	$1,125.20	$5.24
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.61%; C: 2.38%; I: 0.99%; R3: 1.50%; R4: 1.39%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Certified Semi-Annual Report

INDEX COMPARISON
Thornburg International Growth Fund	March 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS For periods ended March 31, 2010 (with sales charge)

	1 Yr	3 Yr	Since Inception

A Shares (Incep: 2/1/07)	59.78%	-2.84%	-1.01%

C Shares (Incep: 2/1/07)	66.00%	-1.90%	-0.11%

I Shares (Incep: 2/1/07)	68.43%	-0.75%	1.07%

R3 Shares (Incep: 2/1/08)	67.44%	—	-7.19%

R4 Shares (Incep: 2/1/08)	67.81%	—	-7.11%

R5 Shares (Incep: 2/1/08)	68.38%	—	-6.73%

MSCI AC World ex-U.S.
Growth Index (Since 2/1/07)	56.14%	-3.72%	-2.78%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The MSCI All Country (AC) World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Semi-Annual Report    29

OTHER INFORMATION
Thornburg International Growth Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

30    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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32    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    33

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    35

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
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TH1409

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Semi-Annual Report.    3

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average have declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio have themselves declined by more than 20 percent in 2009.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008, but the current recession has stalled dividend momentum.

4    This page is not part of the Semi-Annual Report.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	41%	71%
Real Estate	28%	43%
Banks & Other	13%	28%
Utilities	31%	3%
Communications	6%	6%
Consumer Staples	5%	2%
Energy	4%	5%
Health Care	4%	0%
Consumer Cyclicals	3%	5%
Materials	2%	1%
Technology	2%	3%
Industrials	2%	4%

Source: FactSet, as of March 31, 2010

In the (large cap) Russell 1000 Index, 72% of the top 100 dividend payers are in the Financials and Utilities sectors. In the (small cap) Russell 2000 Index, 71% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

This page is not part of the Semi-Annual Report.    5

The Dividend Landscape,

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

6    This page is not part of the Semi-Annual Report.

Portfolio Overview

Thornburg Investment Income Builder Fund

MANAGEMENT TEAM

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50% . Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY, CLASS A

	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢

30-day SEC Yield as of March 31, 2010 (A Shares): 4.71%

KEY PORTFOLIO ATTRIBUTES

As of 3/31/10

Equity Statistics
Portfolio P/E (12-mo. trailing)	10.9x
Median Market Cap	$6.8 B
Equity & Pref. Equity Holdings	72

Fixed Income Statistics
Weighted Average Coupon	6.8%
Average Maturity	12.25 yrs
Duration	4.44 yrs
Bond Holdings	202

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/10

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	55.10%	1.99%	7.96%	12.08%
With sales charge	48.16%	0.43%	6.97%	11.38%
Blended Index* (Since 12/24/02)	40.12%	-2.21%	3.83%	7.36%
S&P 500 Index (Since 12/24/02)	49.77%	-4.17%	1.92%	5.88%

*	Blended Index: 25% Barclays Capital Aggregate Bond Index/75% MSCI World Index

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Portfolio Overview,

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/10

Utilities	11.8%
Telecommunication Services	11.6%
Energy	11.5%
Diversified Financials	10.3%
Banks	7.9%
Food, Beverage & Tobacco	6.1%
Real Estate	5.9%
Insurance	5.6%
Consumer Services	4.4%
Software & Services	3.3%

TOP TEN INDUSTRIES

As of 12/31/09

Energy	12.5%
Telecommunication Services	12.2%
Utilities	10.1%
Diversified Financials	9.0%
Banks	7.9%
Real Estate	5.8%
Insurance	5.1%
Consumer Services	4.9%
Food, Beverage & Tobacco	4.8%
Software & Services	3.8%

TOP TEN INDUSTRIES

As of 9/30/09

Telecommunication Services	14.5%
Energy	12.7%
Utilities	11.2%
Diversified Financials	10.1%
Banks	8.8%
Food, Beverage & Tobacco	6.2%
Real Estate	5.3%
Insurance	4.6%
Consumer Services	4.6%
Materials	2.9%

TOP TEN INDUSTRIES

As of 6/30/09

Telecommunication Services	15.2%
Utilities	13.1%
Energy	10.2%
Banks	9.1%
Diversified Financials	8.3%
Food, Beverage & Tobacco	8.0%
Insurance	6.2%
Real Estate	5.7%
Consumer Services	3.9%
Pharmaceuticals, Biotechnology & Life Sciences	3.0%

8    This page is not part of the Semi-Annual Report.

Thornburg Investment Income Builder Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    9

Letter to Shareholders

April 19, 2010

Dear Fellow Shareholder:

This letter will review the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month fiscal period ended March 31, 2010, and comment on the overall investment landscape, which continues to evolve in important ways.

Thornburg Investment Income Builder paid ordinary quarterly dividends of 54.3¢ per class A share in the six-month period ended March 31, 2010, down marginally from 54.8¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for I shares and lower for C shares, to account for varying class-specific expenses.

Your Fund’s net asset value increased by 98¢ per Class A share during the six-month fiscal period under review, to $18.36. As another reference point, the net asset values of the Class A and C shares one year earlier, March 31, 2009, were both $12.59. Congratulations to those shareholders who resisted the urge to join the financial asset selling frenzy of Q4 2008 and Q1 2009. Double congratulations to those who added to their Investment Income Builder Fund position at a depressed price during those months. Owners of approximately 57 million shares of Thornburg Investment Income Builder Fund sold their shares at an average price of approximately $13.39 per share between October 1, 2008, and March 31, 2009.

Your Fund outperformed its blended benchmark (75% MSCI World Index; 25% Barclays Capital Aggregate Bond Index) by 2.7% over the six-month fiscal period, and the Fund underperformed the Standard & Poor’s 500 Index by 2.9% over the same period. Performance comparisons of Investment Income Builder Fund to each of these benchmarks over various longer periods are shown on page 45 of this report. Reviewing these, you will see that the performance of your Fund has compared very well to both benchmarks over longer periods.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six months ended March 31, 2010. This comprises 75% of the Blended Index, and the entire equity portion, of our global performance benchmark:

1.	Nine of ten index sectors showed positive total returns, ranging from 14% (materials) to less than 1% (telecommunication services).

2.	One sector (utilities) showed a total return of negative 1%.

Telecommunication services and utilities happen to be the second- and fourth-highest weighted sectors in your Fund’s portfolio, and the two where your portfolio has its largest overweights, relative to the MSCI World Index.

Relative to the index weightings, Investment Income Builder Fund had relatively large portfolio allocations in telecommunication services firms, utilities, and financials. While your Fund’s investments in telecommunication stocks delivered slightly negative returns, its holdings in the financial sector performed very well, outpacing the performance of index financials by 16%. Since the Fund’s average portfolio weighting in financials was around 25%, these investments were the largest single driver of your Fund’s outperformance for the period. We continue to have large weightings in these industry sectors, where we find a relatively high concentration of cash-generative dividend-paying businesses.

Among the best contributing investments to portfolio performance from the financial sector were business development company Apollo Investment Corporation, Swiss Re Capital 6.85% notes, convertible preferred stocks from Fifth Third

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Bancorp and Huntington Bancshares, and KKR Financial Holdings, LLC. Apart from financial sector investments, Australia’s Seek (internet job exchange) and Macquarie Airports Group (airport operator) performed well, as did Microsoft, Dominion Resources, and McDonald’s.

Investment Income Builder Fund’s underweightings to equities in the industrials, information technology, and materials sectors detracted from portfolio performance in the period under review. In general, these sectors have fewer high dividend payers, so we expect your portfolio’s under-allocation here to persist. Performance laggards from your portfolio for the period under review were primarily European dividend-paying businesses: telecom service providers KPN, France Telecom, and Telefónica; and utilities E.ON AG and Enel. Other below-average performers included Diamond Offshore and ENI from the energy industry, financial exchange operators Bolsas y Mercados Españoles and Hong Kong Exchange & Clearing, and Greek lottery operator OPAP. A portion of the underperformance for eight of these ten stocks relates to depreciation of the Euro vis-à-vis the U.S. dollar, though we hedged some of this currency risk to mitigate the damage. Only Bolsas y Mercados had a stock price decline exceeding 20% for the period.

Within its bond portfolio, the Investment Income Builder Fund owned significantly fewer U.S. government and agency bonds than the Barclays Capital Aggregate Bond Index. This fact hurt the relative performance of your Fund’s portfolio in 2008. It has been quite helpful over the last year, as both the relative and absolute performance of corporate bonds improved significantly. Readers of this letter who are long-time shareholders of Investment Income Builder Fund will recall that the interest-bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007. For most of 2009, the Investment Income Builder Fund was weighted more than 40% in interest-bearing debt, as a result of large bond purchases we made in response to material increases in non-government bond yields over the four quarters ended March 31, 2009. We have slipped below that level in the first quarter of 2010. We have allocated the great majority of new cash flow into equities, because yields on corporate bonds and other non-government debt securities have dropped to far less interesting levels. We expect this trend to continue in future quarters, probably until market interest rates increase.

The chart on the following page shows that interest-bearing investments as a percentage of your Fund’s portfolio have varied over time, ranging from less than 12% in mid-2005 to 45% at March 31, 2009. We tend to buy more bonds when bond prices are depressed, as was the case in late 2008 and early 2009.

As of March 31, 2010, your portfolio included more than 180 bonds and hybrid securities, with an average cost of approximately 84% of the maturity value of these bonds. In general, secondary market prices of these bonds increased over the six-month period ended March 31, 2010, so the average market price of these bonds on March 31, 2010, was approximately 98% of maturity value.

In the six-month fiscal period ended March 31, 2010, approximately 57% of Investment Income Builder Fund’s income was derived from stock dividends, with the remaining 43% coming from fixed income holdings. At March 31, 2010, domestic stocks, including preferred stocks, composed around 33% of your portfolio; foreign stocks around 32%, and interest bearing investments 35%.

In recent years, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly over the last year. We attempted to “weed” the portfolio of firms suffering significant business setbacks during the recent global recession. Some firms that we continued to hold elected to pay down debt or retain more cash to increase flexibility. Other firms that had the ability to pay increased dividends lacked the willingness to do so, sometimes for political reasons. In the period under review, companies in the Investment Income Builder portfolio lowered their per-share dividends by an average of 2.2% . Twenty-five of these companies increased their per-share stock dividends, while eighteen decreased their dividends. The others held dividends constant.

Certified Semi-Annual Report    11

Letter to Shareholders,

Continued

In general, the sustainability of dividends from your portfolio holdings has exceeded that of most major index portfolios, which typically showed annual declines exceeding 20% during 2009. In 2009, companies in the S&P 500 Index paid dividends totaling $196 billion, a 21% decline from the $248 billion paid in 2008. Cash dividends paid by S&P 500 companies in the first quarter of 2010 declined an additional 8% from the observed levels of the first quarter 2009.* Standard & Poor’s expects dividend payments to begin recovering slowly later this year. The general scarcity of growing dividends, plus the much reduced yields now available from bond investments, impeded our ability to increase your Fund’s dividend vs. the prior year for the period under review.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent the global economy remains sluggish, it will be very challenging for us to increase your Fund’s dividend payments on a year-over-year basis.

The average per-share earnings of companies whose stocks are in the Investment Income Builder portfolio increased by just over 9% in 2009, compared to the 15% increase in operating earnings delivered by the S&P 500 Index and the 3.5% decrease in the MSCI World Index. Of course, S&P 500 Index portfolio operating earnings declined by 40.5% in 2008, from $731 billion to $435 billion, while the average earnings of stocks held in the Investment Income Builder Fund increased by approximately 1% in 2008. Recognizing that conditions can change, we currently expect a modest percentage increase in average earnings from the companies in your Fund’s portfolio this year. We are hopeful that this will set a foundation for future annual dividend increases from our equity holdings.

Expectations for GDP and corporate earnings have improved in most markets around the world between October 1, 2009 and March 31, although there are stubborn corners of resistance. Greece gets much of the publicity in this regard. While

*	Source: Standard & Poor’s, 5/3/2010

12    Certified Semi-Annual Report

very small on its own, some investors consider the current drama in Greece to have elements of problems that are more widespread in a broad group of industrial democracies: bloated public sectors that cannot be supported by a straining private sector, high debt load, and unsustainable deficits.

We are concerned about these issues. At the same time, we can see that global consumer demand is holding up well, strongly supported by emerging economies with modest public and private debt loads and expanding private sectors. Inventories of primary, intermediate, and finished goods were drawn down significantly between late 2008 and mid-2009. The rebuilding of inventories, even as final demand expands on a global basis, is leading to a powerful industrial recovery. Since the U.S. economy came to be over-dependent on residential real estate over the last generation, certain geographies in this country that were particularly caught up in that phenomenon are still in the penalty box. It is also very challenging for those whose jobs depended in any way on the U.S. residential real estate boom to find work. Aggregate employment statistics for the United States reflect that, as we struggle to channel production and employment in other uses. To a large extent, this is not a global issue. The United States is well into its third year of trying to reorient its economy. We are beginning to see signs that the costly trip down the road of too much real estate consumption will quit being a drag on the real economy and the financial sector later this year.

From mid-2007 until the end of 2009, an overwhelming majority of new investor dollars have flowed into bank deposits and money market funds. Yields on taxable and tax-exempt money funds have dropped below one-fourth of one percent, and banks have aggressively reduced yields on all deposits. It is only a matter of time before a very large pool of investor dollars will be looking for better returns elsewhere, but in sensible investment programs. This process is already underway, as evidenced by the sizable flows of investor dollars into bond funds and individual bonds. We are optimistic that the types of income-producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, cfa	Cliff Remily, cfa
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/10

Utilities	11.8%
Telecommunication Services	11.6%
Energy	11.5%
Diversified Financials	10.3%
Banks	7.9%
Food, Beverage & Tobacco	6.1%
Real Estate	5.9%
Insurance	5.6%
Consumer Services	4.4%
Software & Services	3.3%
Transportation	2.7%
Materials	2.5%
Semiconductors & Semiconductor Equipment	2.5%
Pharmaceuticals, Biotechnology & Life Sciences	2.1%
Food & Staples Retailing	1.6%
Commercial & Professional Services	1.4%
Media	1.1%
Capital Goods	0.7%
Miscellaneous	0.5%
Retailing	0.3%
Consumer Durables & Apparel	0.2%
Industrials	0.2%
Automobiles & Components	0.2%
Technology Hardware & Equipment	0.1%
Other Non-Classified Securities:
Exchange Traded Funds	1.1%
Other Securities	0.6%
Asset Backed Securities	0.4%
U.S. Government Agencies	0.3%
Municipal Bonds *	0.0%
Other Assets & Cash Equivalents	3.1%

*	Percentage was less than 0.1%.

TOP TEN HOLDINGS

As of 3/31/10

Telstra Corp. Ltd.	2.5%
McDonald’s Corp.	2.4%
Philip Morris	2.3%
Eli Lilly & Co.	2.0%
Apollo Investment Corp.	2.0%
E. ON AG	1.9%
RWE AG	1.8%
Microsoft Corp.	1.8%
BP plc	1.7%
Huntington Bancshares Pfd, 8.50%	1.7%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/10

United States	58.9%
Australia	8.4%
Germany	3.6%
United Kingdom	3.2%
France	3.0%
Italy	2.9%
Switzerland	2.9%
Netherlands	2.3%
Canada	1.8%
Greece	1.4%
Spain	1.2%
China	1.2%
Luxembourg	1.0%
Taiwan	0.7%
Hong Kong	0.7%
Mexico	0.6%
Brazil	0.6%
Bermuda	0.5%
Malaysia	0.4%
South Africa	0.4%
Norway	0.4%
South Korea	0.3%
Russia	0.2%
Indonesia	0.1%
Trinidad and Tobago	0.1%
Cayman Islands	0.1%
Other Assets & Cash Equivalents	3.1%

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 61.31%

BANKS — 3.24%
COMMERCIAL BANKS — 3.24%
Bank of Montreal	486,500	$29,530,572
Banque Cantonale Vaudoise	49,619	23,153,023
Intesa Sanpaolo	5,503,994	16,484,833
Liechtensteinische Landesbank AG	1,005,353	72,989,162
St. Galler Kantonalbank	40,000	18,247,344

		160,404,934

COMMERCIAL & PROFESSIONAL SERVICES — 1.34%
PROFESSIONAL SERVICES — 1.34%
Seek Ltd.	9,000,000	66,235,983

		66,235,983

CONSUMER SERVICES — 4.21%
HOTELS, RESTAURANTS & LEISURE — 4.21%
Berjaya Sports Toto Berhad	14,600,000	20,051,502
McDonald’s Corp.	1,769,100	118,034,352
OPAP SA	3,096,500	70,262,459

		208,348,313

DIVERSIFIED FINANCIALS — 5.93%
CAPITAL MARKETS — 4.27%
AllianceBernstein Holdings LP	750,000	22,995,000
Apollo Investment Corp.	7,904,600	100,625,558
Ares Capital Corp.	1,625,100	24,116,484
Man Group plc.	4,516,958	16,553,568
Prospect Capital Corp.	2,538,415	30,841,742
Solar Capital Ltd.	764,768	16,167,196
DIVERSIFIED FINANCIAL SERVICES — 1.66%
Bolsas y Mercados Españoles	497,300	13,312,667
Hong Kong Exchanges & Clearing Ltd.	1,422,800	23,749,220
KKR Financial Holdings, LLC	5,500,000	45,155,000

		293,516,435

ENERGY — 6.98%
ENERGY EQUIPMENT & SERVICES — 1.41%
Diamond Offshore Drilling, Inc.	585,900	52,033,779
Fred Olsen Energy ASA	473,100	18,109,815
OIL, GAS & CONSUMABLE FUELS — 5.57%
BP plc	8,800,100	83,249,729
Canadian Oil Sands Trust	992,600	29,758,942
Eni SpA	3,435,100	80,590,190
Total SA	1,416,300	82,217,571

		345,960,026

FOOD & STAPLES RETAILING — 1.35%
FOOD & STAPLES RETAILING — 1.35%
Metcash Ltd.	9,158,622	34,794,258
Sysco Corp.	1,090,000	32,155,000

		66,949,258

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 5.41%
BEVERAGES — 2.21%
Coca Cola Co.	1,300,000	$71,500,000
Fosters Group Ltd.	7,854,800	38,130,097
TOBACCO — 3.20%
Lorillard, Inc.	615,000	46,272,600
Philip Morris	2,150,000	112,144,000

		268,046,697

INSURANCE — 1.35%
INSURANCE — 1.35%
Helvetia Holding AG	14,200	4,979,562
Mercury General Corp.	845,100	36,947,772
Zurich Financial Services AG	97,400	24,968,911

		66,896,245

MATERIALS — 1.42%
CHEMICALS — 0.66%
E. I. du Pont de Nemours & Co.	878,600	32,719,064
METALS & MINING — 0.76%
Impala Platinum Holdings Ltd.	638,300	18,753,554
Southern Copper Corp.	589,300	18,663,131

		70,135,749

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.05%
PHARMACEUTICALS — 2.05%
Eli Lilly & Co.	2,800,000	101,416,000

		101,416,000

REAL ESTATE — 4.91%
REAL ESTATE INVESTMENT TRUSTS — 4.91%
Annaly Capital Management, Inc.	3,561,600	61,188,288
Anworth Mtg Asset Corp.	2,317,800	15,621,972
[b]Apollo Commercial Real Estate Finance, Inc.	1,000,000	18,010,000
Chimera Investment Corp.	14,242,600	55,403,714
[b]Invesco Mortgage Capital, Inc.	1,888,264	43,430,072
MFA Financial, Inc.	6,737,900	49,590,944

		243,244,990

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.99%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.99%
Intel Corp.	2,829,700	62,989,122
Taiwan Semiconductor Manufacturing Co. Ltd.	18,427,000	35,684,253

		98,673,375

SOFTWARE & SERVICES — 3.03%
INFORMATION TECHNOLOGY SERVICES — 1.26%
Paychex, Inc.	2,032,700	62,403,890
SOFTWARE — 1.77%
Microsoft Corp.	3,000,000	87,810,000

		150,213,890

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 9.10%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.13%
France Telecom SA	2,803,800	$67,085,887
Koninklijke KPN N.V.	4,994,100	79,122,176
Qwest Communications International, Inc.	7,000,000	36,540,000
Telefonica SA	1,941,100	45,985,453
Telstra Corp. Ltd.	45,362,481	124,464,384
WIRELESS TELECOMMUNICATION SERVICES — 1.97%
China Mobile Ltd.	5,720,000	55,032,231
Vodafone Group plc	18,523,900	42,727,201

		450,957,332

TRANSPORTATION — 1.65%
TRANSPORTATION INFRASTRUCTURE — 1.65%
Hopewell Highway	15,643,500	10,678,501
Macquarie Airports	25,090,909	71,146,245

		81,824,746

UTILITIES — 7.35%
ELECTRIC UTILITIES — 3.85%
E. ON AG	2,488,700	91,882,881
Enel S.p.A.	8,637,100	48,296,011
Entergy Corp.	624,000	50,762,400
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.31%
Algonquin Power & Utilities Corp.	2,592,100	11,255,020
Algonquin Power & Utilities Corp.	900,000	3,907,842
MULTI-UTILITIES — 3.19%
Dominion Resources, Inc.	1,700,000	69,887,000
RWE AG	995,200	88,177,378

		364,168,532

TOTAL COMMON STOCK (Cost $2,881,543,710)		3,036,992,505

PREFERRED STOCK — 3.87%

BANKS — 3.13%
COMMERCIAL BANKS — 3.13%
Barclays Bank plc Pfd, 7.10%	200,000	4,872,000
Fifth Third Bancorp Pfd, 8.50%	404,704	55,112,591
First Tennessee Bank Pfd, 3.75%	12,000	7,278,750
Huntington Bancshares Pfd, 8.50%	84,616	82,923,680
Sovereign REIT Pfd, 12.00%	4,000	4,560,000

		154,747,021

DIVERSIFIED FINANCIALS — 0.53%
CAPITAL MARKETS — 0.05%
Morgan Stanley Pfd, 4.00%	120,000	2,547,600
DIVERSIFIED FINANCIAL SERVICES — 0.48%
Bank of America Corp. Pfd, 3.00%	420,000	7,484,400
[a]Citigroup Capital XII Pfd, 8.50%	400,000	10,268,000
[a]Citigroup, Inc. Pfd 7.50%	50,000	6,094,000

		26,394,000

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 0.21%
REAL ESTATE INVESTMENT TRUSTS — 0.21%
Alexandria Real Estate Pfd, 7.00%	463,500	$10,553,895

		10,553,895

TOTAL PREFERRED STOCK (Cost $157,482,434)		191,694,916

EXCHANGE TRADED FUNDS — 1.11%
iShares High Yield Corporate Bond	625,000	55,231,250

TOTAL EXCHANGE TRADED FUNDS (Cost $46,047,908)		55,231,250

ASSET BACKED SECURITIES — 0.42%

BANKS — 0.05%
COMMERCIAL BANKS — 0.05%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.876%, 2/25/2035	$10,522,223	1,534,883
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.507%, 3/25/2035	9,828,417	1,133,374

		2,668,257

DIVERSIFIED FINANCIALS — 0.11%
CAPITAL MARKETS — 0.06%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.803%, 8/25/2033	765,837	375,023
Merrill Lynch Mtg Investors Trust, 3.115%, 8/25/2034	6,436,663	2,610,391
DIVERSIFIED FINANCIAL SERVICES — 0.05%
Banc of America Funding Corp. Series 2006-I Class SB1, 4.16%, 12/20/2036	3,298,695	276,993
Banc of America Mtg Securities Series 2005-A Class B1, 3.521%, 2/25/2035	5,343,425	791,410
Citigroup Mtg Loan Trust, Inc., 4.101%, 3/25/2034	1,775,940	702,106
Structured Asset Security Corp. Series 2002-27A Class B1, 2.693%, 1/25/2033	2,874,718	763,146

		5,519,069

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.09%
PHARMACEUTICALS — 0.09%
[c]QHP PhaRMA, 10.25%, 3/15/2015	4,310,685	4,357,456

		4,357,456

TRANSPORTATION — 0.17%
AIRLINES — 0.17%
[c,f]American Airlines Depositor Corp., 8.00%, 10/5/2010	8,700,000	8,352,000

		8,352,000

TOTAL ASSET BACKED SECURITIES (Cost $49,626,441)		20,896,782

CORPORATE BONDS — 25.27%

AUTOMOBILES & COMPONENTS — 0.16%
AUTOMOBILES — 0.16%
[c]American Honda Finance, 7.625%, 10/1/2018	7,000,000	8,160,439

		8,160,439

BANKS — 1.59%
COMMERCIAL BANKS — 1.59%
[c,d]Alfa Diversified, 2.257%, 3/15/2012	3,500,000	3,494,295
[d]Banco Industrial e Comercial S.A., 7.00%, 4/23/2010	500,000	498,750
[c,d]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	9,112,500

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
Fifth Third Bancorp, 6.25%, 5/1/2013	$2,750,000	$2,957,463
[a,c,d,e]Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	500
National City Bank, 7.25%, 7/15/2010	5,000,000	5,062,635
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	3,776,338
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	10,353,160
[c]PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,714,650
Provident Bank MD, 9.50%, 5/1/2018	5,600,000	5,827,998
[d]Shinhan Bank, 6.819%, 9/20/2036	900,000	872,991
Silicon Valley Bank, 6.05%, 6/1/2017	26,713,000	25,022,281
Webster Capital Trust IV, 7.65%, 6/15/2037	1,950,000	1,404,000
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	2,581,250
Zions Bancorp, 7.75%, 9/23/2014	3,000,000	3,025,860

		78,704,671

CAPITAL GOODS — 0.69%
INDUSTRIAL CONGLOMERATES — 0.36%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	17,595,000
TRADING COMPANIES & DISTRIBUTORS — 0.33%
International Lease Finance Corp., 5.125%, 11/1/2010	5,000,000	5,005,915
[c]International Lease Finance Corp. E-Capital Trust I, 5.90%, 12/21/2065	15,000,000	11,550,000

		34,150,915

COMMERCIAL & PROFESSIONAL SERVICES — 0.01%
COMMERCIAL SERVICES & SUPPLIES — 0.01%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	521,747
Waste Management, Inc., 7.375%, 8/1/2010	175,000	178,631

		700,378

CONSUMER DURABLES & APPAREL — 0.23%
HOUSEHOLD DURABLES — 0.23%
[c]Corporativo Javer SA, 13.00%, 8/4/2014	10,000,000	11,425,000

		11,425,000

CONSUMER SERVICES — 0.14%
HOTELS, RESTAURANTS & LEISURE — 0.14%
NPC International, Inc., 9.50%, 5/1/2014	3,000,000	2,985,000
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	4,075,000	3,864,852

		6,849,852

DIVERSIFIED FINANCIALS — 2.43%
CAPITAL MARKETS — 0.37%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,197,632
[d]Morgan Stanley, 4.55%, 3/1/2013	4,000,000	3,516,035
[d]Morgan Stanley, 10.09%, 5/3/2017	12,560,000	6,815,531
CONSUMER FINANCE — 1.13%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,416,150
Capital One Capital IV, 6.745%, 2/17/2037	6,400,000	5,520,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,500,000	26,455,587
SLM Corp., 4.00%, 7/25/2014	2,000,000	1,691,240
SLM Corp., 6.00%, 12/15/2010	1,000,000	900,513
SLM Corp., 4.50%, 7/26/2010	11,580,000	11,633,303
SLM Corp. LIBOR Floating Rate Note, 0.549%, 1/27/2014	5,000,000	4,325,835

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.93%
Citigroup, Inc., 5.00%, 9/15/2014	$16,250,000	$16,227,104
[d]Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,190,311
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	15,991,500
[d]Korea Development Bank, 0.391%, 4/6/2010	1,000,000	1,000,000
[d]Korea Development Bank, 5.30%, 1/17/2013	800,000	849,269
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,147,830
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,650,330

		120,528,170

ENERGY — 4.32%
ENERGY EQUIPMENT & SERVICES — 0.49%
[c]Calfrac Holdings LP, 7.75%, 2/15/2015	8,500,000	8,446,875
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,060,729
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,058,706
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	795,000
OIL, GAS & CONSUMABLE FUELS — 3.83%
[c]Bumi Capital PTE, Ltd., 12.00%, 11/10/2016	3,000,000	3,277,500
Chesapeake Energy Corp., 7.00%, 8/15/2014	1,000,000	1,013,750
[c]Cloud Peak Energy, Inc., 8.25%, 12/15/2017	8,000,000	8,160,000
[c]DCP Midstream LLC, 9.75%, 3/15/2019	5,000,000	6,409,885
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,669,559
[c]Enogex LLC, 6.25%, 3/15/2020	2,500,000	2,484,738
Enterprise Products Operating LP, 9.75%, 1/31/2014	4,750,000	5,767,901
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,900,000	5,612,375
[c]Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,255,000
[a,c,e]Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	14,080,000
GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,700,140
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	9,750,000	12,165,095
[c]Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	7,356,750	8,047,696
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,357,240
[c]Niska Gas Storage, 8.875%, 3/15/2018	4,500,000	4,601,250
NuStar Logistics, 7.65%, 4/15/2018	18,000,000	20,222,694
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	9,878,768
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,216,123
[c,d]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,550,000
[c,d]Petroplus Finance Ltd., 6.75%, 5/1/2014	4,000,000	3,600,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	1,010,000
Southern Union Co., 7.20%, 11/1/2066	25,920,000	24,040,800
Teppco Partners LP, 7.00%, 6/1/2067	6,500,000	5,963,750
[c]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,839,207	8,137,180
[c]Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	9,162,368

		213,745,122

FOOD & STAPLES RETAILING — 0.22%
FOOD & STAPLES RETAILING — 0.22%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,565,000
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	8,170,000

		10,735,000

FOOD, BEVERAGE & TOBACCO — 0.57%
BEVERAGES — 0.08%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,750,000	3,965,452

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
TOBACCO — 0.49%
Altria Group, Inc., 8.50%, 11/10/2013	$4,000,000	$4,675,552
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	13,218,512
[c,d]B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,475,130

		28,334,646

INDUSTRIALS — 0.18%
CAPITAL GOODS — 0.18%
[c,f]Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	9,000,000	8,955,000

		8,955,000

INSURANCE — 4.20%
INSURANCE — 4.20%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	942,029
Hartford Financial Services Group, 8.125%, 6/15/2038	7,150,000	7,436,000
[c]Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,046,705
[c]Metlife Capital Trust X, 9.25%, 4/8/2068	24,000,000	27,000,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,437,188
[c]National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,140,782
Northwind Holdings, LLC Series 2007-1A Class A1, 1.032%, 12/1/2037	5,879,281	4,878,804
[c,d]Oil Insurance Ltd., 7.558%, 12/29/2049	4,000,000	3,459,880
[c]Pacific Life Global Funding CPI Floating Rate Note, 4.90%, 2/6/2016	2,000,000	1,892,360
[c]Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,184,090
[c]Swiss Re Capital I, LP, 6.854%, 5/29/2049	140,925,000	128,589,130
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	14,944,188
[c]ZFS Finance USA Trust II, 6.45%, 12/15/2065	5,000,000	4,775,000
[c]ZFS Finance USA Trust V, 6.50%, 5/9/2037	1,260,000	1,190,700

		207,916,856

MATERIALS — 1.11%
CONSTRUCTION MATERIALS — 0.31%
[c,d]C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,390,680
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,131,224
CONTAINERS & PACKAGING — 0.04%
[c]Plastipak Holdings, Inc., 10.625%, 8/15/2019	1,750,000	1,946,875
METALS & MINING — 0.76%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	3,000,000	3,490,566
[c,d]Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,204,274
[c,d]Bemax Resources Ltd., 9.375%, 7/15/2014	5,000,000	4,250,000
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	4,965,000	5,523,562
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	8,000,000	8,710,000
Freeport-McMoRan Corp., 6.125%, 3/15/2034	4,500,000	4,037,445
[c]GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,507,500

		55,192,126

MEDIA — 0.79%
MEDIA — 0.79%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	467,481
CBS Corp., 8.20%, 5/15/2014	1,500,000	1,751,254
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,047,810
DIRECTV Holdings LLC, 7.625%, 5/15/2016	3,000,000	3,360,000
DIRECTV Holdings LLC, 6.375%, 6/15/2015	5,100,000	5,297,625
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,362,534

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
Time Warner Cable, Inc., 8.25%, 2/14/2014	$4,000,000	$4,693,644

		38,980,348

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.05%
BIOTECHNOLOGY — 0.05%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 4.571%, 2/1/2014	3,000,000	2,652,210

		2,652,210

REAL ESTATE — 0.21%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.21%
[c,d]Agile Property Holdings Ltd., 9.00%, 9/22/2013	10,000,000	10,600,000

		10,600,000

RETAILING — 0.26%
INTERNET & CATALOG RETAIL — 0.03%
Ticketmaster, 10.75%, 8/1/2016	1,500,000	1,672,500
MULTILINE RETAIL — 0.05%
[d]Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	2,182,392
SPECIALTY RETAIL — 0.18%
[c]Ace Hardware Corp., 9.125%, 6/1/2016	4,000,000	4,290,000
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,477,100

		12,621,992

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	10,847,740
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,162,774
National Semiconductor Corp., 0.507%, 6/15/2010	11,200,000	11,186,806
National Semiconductor Corp., 6.60%, 6/15/2017	1,000,000	1,085,730

		25,283,050

SOFTWARE & SERVICES — 0.22%
INTERNET SOFTWARE & SERVICES — 0.13%
[f]Yahoo! Inc., 6.65%, 8/10/2026	7,320,845	6,442,343
SOFTWARE — 0.09%
BMC Software, Inc., 7.25%, 6/1/2018	4,000,000	4,391,196

		10,833,539

TECHNOLOGY HARDWARE & EQUIPMENT — 0.12%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.12%
Corning, Inc., 6.05%, 6/15/2015	6,000,000	6,032,460

		6,032,460

TELECOMMUNICATION SERVICES — 1.76%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.72%
[d]Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	33,490,567
[c,d]Global Crossing Ltd., 12.00%, 9/15/2015	4,000,000	4,440,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	10,000,000	9,750,000
[d]Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,290,107
[c,d]Telemar Norte Leste SA, 9.50%, 4/23/2019	7,000,000	8,312,500
[c,d]Vimpelcom, 8.25%, 5/23/2016	4,500,000	4,899,375
[d]Wind Acquisition Finance SA, 11.75%, 7/15/2017	3,000,000	4,497,666

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
Windstream Corp., 8.125%, 8/1/2013	$10,800,000	$11,313,000
[c]Zayo Group LLC, 10.25%, 3/15/2017	4,000,000	4,040,000
WIRELESS TELECOMMUNICATION SERVICES — 0.04%
[c,d]Digicel SA, 12.00%, 4/1/2014	2,000,000	2,265,000

		87,298,215

TRANSPORTATION — 1.03%
MARINE — 0.16%
Commercial Barge Line Co., 12.50%, 7/15/2017	5,000,000	5,256,250
[c]United Maritime, LLC, 11.75%, 6/15/2015	2,500,000	2,562,500
TRANSPORTATION INFRASTRUCTURE — 0.87%
[d]Southern Cross Air Corp., 5.91%, 12/20/2016	50,958,300	43,044,318

		50,863,068

UTILITIES — 4.47%
ELECTRIC UTILITIES — 2.13%
Alabama Power Capital Trust V, 3.351%, 10/1/2042	4,000,000	4,000,000
Aquila, Inc., 7.95%, 2/1/2011	3,000,000	3,153,168
Arizona Public Service Co., 5.50%, 9/1/2035	4,000,000	3,588,972
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	7,877,272
Comed Financing III, 6.35%, 3/15/2033	2,961,000	2,353,359
[c,d]Enel Finance International S.A., 6.25%, 9/15/2017	38,000,000	41,281,376
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	8,511,008
FPL Group Capital, Inc., 6.65%, 6/15/2067	4,000,000	3,800,000
[c]Great River Energy, 5.829%, 7/1/2017	2,183,938	2,411,570
[c,d]Listrindo Capital BV, 9.25%, 1/29/2015	2,750,000	2,980,065
[c]Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,337,364
[c]Texas-New Mexico Power, 9.50%, 4/1/2019	19,000,000	23,148,270
GAS UTILITIES — 0.23%
[c]Ferrellgas Partners LP, 9.125%, 10/1/2017	1,000,000	1,047,500
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	10,301,290
MULTI-UTILITIES — 2.11%
Amerenenergy Generating, 7.00%, 4/15/2018	9,050,000	9,659,300
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,194,948
Dominion Resources, Inc., 8.875%, 1/15/2019	14,750,000	18,608,320
[c]Enogex LLC, 6.875%, 7/15/2014	2,000,000	2,141,740
Illinois Power Co., 9.75%, 11/15/2018	5,000,000	6,408,220
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	13,338,403
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	21,444,220
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,071,947
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,383,284
Union Electric Co., 6.70%, 2/1/2019	2,500,000	2,765,508
[d]Ville De Montreal, 5.45%, 12/1/2019	10,000,000	10,432,236
Wisconsin Energy Corp., 6.25%, 5/15/2067	2,365,000	2,246,750

		221,486,090

TOTAL CORPORATE BONDS (Cost $1,027,411,051)		1,252,049,147

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 3.30%

COMMERCIAL & PROFESSIONAL SERVICES — 0.08%
COMMERCIAL SERVICES & SUPPLIES — 0.08%
Covanta Holding Corp., 1.00%, 2/1/2027	$4,000,000	$3,755,000

		3,755,000

DIVERSIFIED FINANCIALS — 1.37%
DIVERSIFIED FINANCIAL SERVICES — 1.37%
KKR Financial Holdings LLC, 7.50%, 1/15/2017	5,000,000	6,106,250
KKR Financial Holdings LLC, 7.00%, 7/15/2012	61,600,000	61,600,000

		67,706,250

ENERGY — 0.29%
ENERGY EQUIPMENT & SERVICES — 0.12%
Global Industries Ltd., 2.75%, 8/1/2027	9,000,000	5,827,500
OIL, GAS & CONSUMABLE FUELS — 0.17%
Chesapeake Energy Corp., 2.25%, 12/15/2038	11,500,000	8,366,250

		14,193,750

MEDIA — 0.24%
MEDIA — 0.24%
[c]Central European Media, 3.50%, 3/15/2013	14,000,000	12,022,500

		12,022,500

REAL ESTATE — 0.59%
REAL ESTATE INVESTMENT TRUSTS — 0.59%
[c]Extra Space Storage LP, 3.625%, 4/1/2027	10,000,000	9,600,000
[c]MPT Operating Partnership L.P., 6.125%, 11/15/2011	18,750,000	18,421,875
Washington REIT, 3.875%, 9/15/2026	1,470,000	1,457,138

		29,479,013

TELECOMMUNICATION SERVICES — 0.73%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.28%
Global Crossing Ltd., 5.00%, 5/15/2011	9,250,000	9,238,437
Level 3 Communications, Inc., 5.25%, 12/15/2011	5,000,000	4,868,750
WIRELESS TELECOMMUNICATION SERVICES — 0.45%
NII Holdings, 3.125%, 6/15/2012	23,500,000	22,178,125

		36,285,312

TOTAL CONVERTIBLE BONDS (Cost $139,081,247)		163,441,825

MUNICIPAL BONDS — 0.03%
Victor New York, 9.20%, 5/1/2014	1,445,000	1,479,998

TOTAL MUNICIPAL BONDS (Cost $1,508,093)		1,479,998

U.S. GOVERNMENT AGENCIES — 0.33%
[c]Agribank FCB, 9.125%, 7/15/2019	6,750,000	7,679,205
Federal National Mtg Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	8,091,993	8,435,251

TOTAL U.S. GOVERNMENT AGENCIES (Cost $14,818,821)		16,114,456

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value

FOREIGN BONDS — 0.68%

CONSUMER SERVICES — 0.01%
HOTELS, RESTAURANTS & LEISURE — 0.01%
[a,d,e]FU JI Food and Catering (HKD), 0%, 10/18/2010	$17,500,000	$495,659

		495,659

FOOD & STAPLES RETAILING — 0.04%
FOOD & STAPLES RETAILING — 0.04%
[d]Wesfarmers Ltd. (AUD), 6.967%, 9/11/2014	2,000,000	1,879,300

		1,879,300

FOOD, BEVERAGE & TOBACCO — 0.09%
BEVERAGES — 0.09%
[d]Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,269,300

		4,269,300

INSURANCE — 0.04%
INSURANCE — 0.04%
[d]ELM BV (AUD), 7.635%, 12/31/2049	3,000,000	2,137,280

		2,137,280

MEDIA — 0.04%
MEDIA — 0.04%
[c,d]Corus Entertainment (CAD), 7.25%, 2/10/2017	2,000,000	2,005,199

		2,005,199

MISCELLANEOUS — 0.46%
MISCELLANEOUS — 0.46%
[d]New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	8,500,000	8,083,947
[d]Regional Muni of York (CAD), 5.00%, 4/29/2019	4,500,000	4,612,273
Republic of Brazil (BRL), 12.50%, 1/5/2016	15,750,000	10,074,296

		22,770,516

TOTAL FOREIGN BONDS (Cost $31,873,262)		33,557,254

OTHER SECURITIES — 0.61%

LOAN PARTICIPATIONS — 0.61%
Crown Castle Operating Co., 1.729%, 3/6/2014	2,961,929	2,906,037
Mylan Laboratories, Inc., 3.50%, 10/2/2014	433,803	433,586
Mylan Laboratories, Inc., 3.50%, 10/2/2014	1,341,471	1,340,800
Mylan Laboratories, Inc., 3.563%, 10/2/2014	7,824,726	7,820,814
Texas Comp Electric Holdings LLC, 3.729%, 10/10/2014	7,818,182	6,414,193
Texas Comp Electric Holdings LLC, 3.729%, 10/10/2014	13,681,818	11,115,109
Texas Comp Electric Holdings LLC, 3.751%, 10/31/2014	141,414	114,885
Texas Comp Electric Holdings LLC, 3.751%, 10/10/2014	80,808	66,296

TOTAL OTHER SECURITIES (Cost $28,923,573)		30,211,720

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 1.28%
AGL Capital Corp., 0.22%, 4/1/2010	$250,000	$250,000
Kansas City Power & Light, 0.22%, 4/1/2010	50,200,000	50,200,000
Wellpoint, Inc., 0.20%, 4/1/2010	13,000,000	13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $63,450,000)		63,450,000

TOTAL INVESTMENTS — 98.21% (Cost $4,441,764,181)		$4,865,119,853
OTHER ASSETS LESS LIABILITIES — 1.79%		88,553,999

NET ASSETS — 100.00%		$4,953,673,852

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2009	Gross Additions	Gross Reductions	Shares/Principal March 31, 2010	Market Value March 31, 2010	Investment Income
Apollo Commercial Real
Estate Finance, Inc.	—	1,000,000	—	1,000,000	$18,010,000	$350,000
Invesco Mortgage Capital, Inc.	1,223,112	745,968	80,816	1,888,264	43,430,072	3,540,226

Total non-controlled affiliated issuers - 1.24% of net assets					$61,440,072	$3,890,226

c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, the aggregate value of these securities in the Fund’s portfolio was $520,873,477, representing 10.51% of the Fund’s net assets.
d	Yankee Bond - Denominated in U.S. dollars and is publicly issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Dollars
CAD	Denominated in Canadian Dollars
CPI	Consumer Price Index
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-affiliated issuers (cost $4,384,667,993)	$4,803,679,781
Non-controlled affiliated issuers (cost $57,096,188)	61,440,072
Cash	215,870
Cash denominated in foreign currency (cost $982,634)	987,646
Receivable for investments sold	61,684,503
Receivable for fund shares sold	39,545,244
Unrealized appreciation on forward currency contracts (Note 7)	23,053,080
Dividends receivable	15,844,205
Dividend and interest reclaim receivable	865,447
Interest receivable	27,319,842
Prepaid expenses and other assets	146,552

Total Assets	5,034,782,242

LIABILITIES
Payable for securities purchased	62,762,514
Payable for fund shares redeemed	9,642,600
Unrealized depreciation on forward currency contracts (Note 7)	1,127,810
Payable to investment advisor and other affiliates (Note 3)	5,071,255
Accounts payable and accrued expenses	742,384
Dividends payable	1,761,827

Total Liabilities	81,108,390

NET ASSETS	$4,953,673,852

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,751,853
Net unrealized appreciation on investments	445,377,691
Accumulated net realized gain (loss)	(772,116,258)
Net capital paid in on shares of beneficial interest	5,276,660,566

$4,953,673,852

28    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,773,543,198 applicable to 96,615,448 shares of beneficial interest outstanding - Note 4)	$18.36
Maximum sales charge, 4.50% of offering price	0.87

Maximum offering price per share	$19.23

Class C Shares:
Net asset value and offering price per share * ($1,848,728,472 applicable to 100,689,473 shares of beneficial interest outstanding - Note 4)	$18.36

Class I Shares:
Net asset value, offering and redemption price per share ($1,310,750,861 applicable to 70,918,265 shares of beneficial interest outstanding - Note 4)	$18.48

Class R3 Shares:
Net asset value, offering and redemption price per share ($18,895,706 applicable to 1,029,413 shares of beneficial interest outstanding - Note 4)	$18.36

Class R4 Shares:
Net asset value, offering and redemption price per share ($589,449 applicable to 32,053 shares of beneficial interest outstanding - Note 4)	$18.39

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,166,166 applicable to 63,100 shares of beneficial interest outstanding - Note 4)	$18.48

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    29

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $2,176,354)	$75,469,261
Non-controlled affiliated issuers	3,890,226
Interest income (net of premium amortized of $257,795)	60,583,928

Total Income	139,943,415

EXPENSES:
Investment advisory fees (Note 3)	15,457,288
Administration fees (Note 3)
Class A Shares	964,794
Class C Shares	988,460
Class I Shares	267,021
Class R3 Shares	10,064
Class R4 Shares	268
Class R5 Shares	190
Distribution and service fees (Note 3)
Class A Shares	1,943,125
Class C Shares	7,990,590
Class R3 Shares	40,196
Class R4 Shares	535
Transfer agent fees
Class A Shares	642,650
Class C Shares	790,820
Class I Shares	439,595
Class R3 Shares	12,535
Class R4 Shares	972
Class R5 Shares	1,244
Registration and filing fees
Class A Shares	47,104
Class C Shares	42,875
Class I Shares	31,401
Class R3 Shares	8,102
Class R4 Shares	8,291
Class R5 Shares	10,123
Custodian fees (Note 3)	403,480
Professional fees	69,650
Accounting fees	78,650
Trustee fees	51,230
Other expenses	219,855

Total Expenses	30,521,108
Less:
Expenses reimbursed by investment advisor (Note 3)	(935,440)

Net Expenses	29,585,668

Net Investment Income	$110,357,747

30    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from
Investments
Non-affiliated issuers	$(1,910,954)
Non-controlled affiliated issuers	(4,498)
Forward currency contracts (Note 7)	(33,407,961)
Foreign currency transactions	255,743

(35,067,670)

Net change in unrealized appreciation (depreciation) on
Investments
Non-affiliated issuers	226,838,334
Non-controlled affiliated issuers	2,067,762
Forward currency contracts (Note 7)	57,367,165
Foreign currency translations	(60,150)

286,213,111

Net Realized and Unrealized Gain	251,145,441

Net Increase in Net Assets Resulting From Operations	$361,503,188

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$110,357,747	$196,665,498
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(35,067,670)	(571,104,514)
Increase (decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	286,213,111	646,925,555

Net Increase (Decrease) in Net Assets Resulting from Operations	361,503,188	272,486,539

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(46,306,213)	(81,529,583)
Class C Shares	(42,388,211)	(77,646,832)
Class I Shares	(33,422,091)	(50,077,981)
Class R3 Shares	(463,559)	(760,087)
Class R4 Shares	(12,126)	(17,372)
Class R5 Shares	(22,341)	(22,654)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	286,065,606	(9,678,354)
Class C Shares	332,654,130	6,320,252
Class I Shares	341,178,984	116,899,650
Class R3 Shares	3,178,838	2,235,374
Class R4 Shares	518,319	(220,497)
Class R5 Shares	694,326	199,300

Net Increase in Net Assets	1,203,178,850	178,187,755

NET ASSETS:
Beginning of Period	3,750,495,002	3,572,307,247

End of Period	$4,953,673,852	$3,750,495,002

Undistributed net investment income	$3,751,853	$20,577,079

*	Unaudited

See notes to financial statements.

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$3,036,992,505	$3,036,992,505	$—	$—
Preferred Stock	191,694,916	179,856,166	11,838,750	—
Exchange Traded Funds	55,231,250	55,231,250	—	—
Asset Backed Securities	20,896,782	—	20,896,782	—
Corporate Bonds	1,252,049,147	—	1,252,049,147	—
Convertible Bonds	163,441,825	—	163,441,825	—
Municipal Bonds	1,479,998	—	1,479,998	—
U.S. Government Agencies	16,114,456	—	16,114,456	—
Foreign Bonds	33,557,254	—	33,557,254	—
Other Securities	30,211,720	—	30,211,720	—
Short Term Investments	63,450,000	—	63,450,000	—

Total Investments in Securities	$4,865,119,853	$3,272,079,921	$1,593,039,932	$—

Other Financial Instruments**
Forward Currency Contracts	$23,053,080	$—	$23,053,080	$—
Spot Currency	$388,002	$388,002	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,127,810)	$—	$(1,127,810)	$—
Spot Currency	$(547,458)	$(547,458)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $903,567 for Class C shares, $12,422 for Class R3 shares, $8,722 for Class R4 shares, and $10,729 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $617,316 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $46,241 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	21,583,959	$384,109,126	23,619,565	$344,260,373
Shares issued to shareholders in reinvestment of dividends	1,993,896	35,792,396	4,335,112	63,114,813
Shares repurchased	(7,535,197)	(133,847,476)	(30,011,243)	(417,076,271)
Redemption fees received*	—	11,560	—	22,731

Net Increase (Decrease)	16,042,658	$286,065,606	(2,056,566)	$(9,678,354)

Class C Shares
Shares sold	23,039,925	$410,563,316	20,018,794	$292,989,819
Shares issued to shareholders in reinvestment of dividends	1,735,157	31,140,585	3,950,571	57,445,432
Shares repurchased	(6,134,344)	(109,061,646)	(24,910,649)	(344,138,583)
Redemption fees received*	—	11,875	—	23,584

Net Increase (Decrease)	18,640,738	$332,654,130	(941,284)	$6,320,252

Class I Shares
Shares sold	24,166,649	$433,074,988	25,254,006	$372,821,670
Shares issued to shareholders in reinvestment of dividends	1,430,729	25,875,749	2,665,325	39,209,566
Shares repurchased	(6,574,158)	(117,779,925)	(21,210,176)	(295,144,783)
Redemption fees received*	—	8,172	—	13,197

Net Increase (Decrease)	19,023,220	$341,178,984	6,709,155	$116,899,650

Class R3 Shares
Shares sold	341,506	$6,099,945	421,734	$6,146,795
Shares issued to shareholders in reinvestment of dividends	24,355	437,088	46,884	688,297
Shares repurchased	(189,605)	(3,358,314)	(318,696)	(4,599,932)
Redemption fees received*	—	119	—	214

Net Increase (Decrease)	176,256	$3,178,838	149,922	$2,235,374

Class R4 Shares
Shares sold	29,116	$514,644	2,542	$38,228
Shares issued to shareholders in reinvestment of dividends	624	11,236	1,173	17,252
Shares repurchased	(420)	(7,564)	(15,815)	(275,982)
Redemption fees received*	—	3	—	5

Net Increase (Decrease)	29,320	$518,319	(12,100)	$(220,497)

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	40,448	$724,867	40,091	$600,510
Shares issued to shareholders in reinvestment of dividends	1,236	22,403	1,391	20,773
Shares repurchased	(2,966)	(52,950)	(30,138)	(421,988)
Redemption fees received*	—	6	—	5

Net Increase (Decrease)	38,718	$694,326	11,344	$199,300

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $1,445,170,839 and $546,008,502, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,441,764,181

Gross unrealized appreciation on a tax basis	$625,642,794
Gross unrealized depreciation on a tax basis	(202,287,122)

Net unrealized appreciation (depreciation) on investments (tax basis)	$423,355,672

At March 31, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $4,298,828 and $493,528,843, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$4,262,779
2017	280,451,429

$284,714,208

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at March 31, 2010:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Buy	211,200,000	04/06/2010	$285,257,380	$179,620	$—
Euro	Sell	192,200,000	04/06/2010	259,595,021	19,873,389	—
Euro	Sell	19,000,000	04/06/2010	25,662,359	85,301	—
Euro	Sell	253,400,000	10/06/2010	342,226,956	—	(225,646)
Great Britain Pound	Buy	12,250,000	04/06/2010	18,589,363	—	(382,825)
Great Britain Pound	Buy	20,425,000	04/06/2010	30,994,918	12,236	—
Great Britain Pound	Sell	4,675,000	04/06/2010	7,094,308	—	(129,446)
Great Britain Pound	Sell	28,000,000	04/06/2010	42,489,973	2,182,907	—
Great Britain Pound	Sell	19,200,000	10/06/2010	29,105,070	—	(11,310)
Swiss Franc	Buy	52,000,000	04/06/2010	49,317,147	139,920	—
Swiss Franc	Sell	42,000,000	04/06/2010	39,833,080	579,707	—
Swiss Franc	Sell	10,000,000	04/06/2010	9,484,067	—	(182,606)
Swiss Franc	Sell	72,600,000	10/06/2010	68,964,862	—	(195,977)

Total					$23,053,080	$(1,127,810)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2010

Asset Derivatives

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$23,053,080

Liability Derivatives

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,127,810)

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010
	Total	Forward Currency Contracts
Foreign exchange contracts	$(33,407,961)	$(33,407,961)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010
	Total	Forward Currency Contracts
Foreign exchange contracts	$57,367,165	$57,367,165

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

40    Certified Semi-Annual Report

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Certified Semi-Annual Report    41

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$17.38	0.48	1.04	1.52	(0.54)	—	(0.54)	$18.36	5.40	(d)	1.24	(d)	1.24	(d)	1.24	(d)	8.86	13.20	$1,773,543
2009(c)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(c)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
2007(c)	$19.58	0.93	4.23	5.16	(0.88)	(0.51)	(1.39)	$23.35	4.39		1.30		1.30		1.30		27.40	62.60	$1,697,061
2006(c)	$17.93	0.78	1.98	2.76	(0.77)	(0.34)	(1.11)	$19.58	4.22		1.38		1.38		1.38		16.05	55.29	$903,347
2005(c)	$15.60	0.73	2.24	2.97	(0.64)	—	(0.64)	$17.93	4.26		1.47		1.47		1.47		19.21	76.76	$515,915

Class C Shares
2010 (b)	$17.39	0.42	1.03	1.45	(0.48)	—	(0.48)	$18.36	4.75	(d)	1.90	(d)	1.90	(d)	2.01	(d)	8.46	13.20	$1,848,728
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
2007	$19.60	0.81	4.22	5.03	(0.75)	(0.51)	(1.26)	$23.37	3.79		1.90		1.89		2.06		26.64	62.60	$1,535,532
2006	$17.95	0.70	1.97	2.67	(0.68)	(0.34)	(1.02)	$19.60	3.73		1.90		1.90		2.15		15.45	55.29	$636,947
2005	$15.62	0.66	2.24	2.90	(0.57)	—	(0.57)	$17.95	3.84		1.90		1.89		2.23		18.70	76.76	$337,489

Class I Shares
2010(b)	$17.50	0.51	1.04	1.55	(0.57)	—	(0.57)	$18.48	5.75	(d)	0.91	(d)	0.91	(d)	0.91	(d)	8.99	13.20	$1,310,751
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
2007	$19.71	1.02	4.24	5.26	(0.96)	(0.51)	(1.47)	$23.50	4.74		0.95		0.94		0.95		27.80	62.60	$644,294
2006	$18.03	0.88	1.98	2.86	(0.84)	(0.34)	(1.18)	$19.71	4.68		0.99		0.98		1.02		16.53	55.29	$308,859
2005	$15.64	0.84	2.22	3.06	(0.67)	—	(0.67)	$18.03	4.86		1.00		0.99		1.09		19.73	76.76	$129,110

Class R3 Shares
2010(b)	$17.38	0.45	1.05	1.50	(0.52)	—	(0.52)	$18.36	5.14	(d)	1.50	(d)	1.50	(d)	1.65	(d)	8.73	13.20	$18,896
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
2007	$19.58	0.86	4.24	5.10	(0.83)	(0.51)	(1.34)	$23.34	4.00		1.50		1.50		2.16		27.10	62.60	$7,544
2006	$17.93	0.82	1.92	2.74	(0.75)	(0.34)	(1.09)	$19.58	4.36		1.50		1.50		6.05		15.91	55.29	$1,301
2005(e)	$16.98	0.50	0.79	1.29	(0.34)	—	(0.34)	$17.93	4.27	(d)	1.50	(d)	1.49	(d)	28.93	(d)(f)	7.67	76.76	$280

Class R4 Shares
2010(b)	$17.47	0.49	0.96	1.45	(0.53)	—	(0.53)	$18.39	5.46	(d)	1.40	(d)	1.40	(d)	5.48	(d)(f)	8.39	13.20	$589
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(f)	10.83	63.05	$48
2008(g)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(d)	1.40	(d)	1.40	(d)	16.97	(d)(f)	(17.79)	46.07	$251

Class R5 Shares
2010(b)	$17.50	0.52	1.02	1.54	(0.56)	—	(0.56)	$18.48	5.82	(d)	0.99	(d)	0.99	(d)	3.81	(d)	8.95	13.20	$1,166
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(f)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(f)	(22.27)	46.07	$221
2007(h)	$20.74	0.46	2.87	3.33	(0.56)	—	(0.56)	$23.51	3.17	(d)	0.99	(d)	0.98	(d)	278.77	(d)(f)	16.19	62.60	$72

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2005.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2008.
(h)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

42 Certified Semi-Annual Report	Certified Semi-Annual Report 43

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,088.60	$6.45
Hypothetical*	$1,000.00	$1,018.75	$6.24
Class C Shares
Actual	$1,000.00	$1,084.60	$9.87
Hypothetical*	$1,000.00	$1,015.46	$9.55
Class I Shares
Actual	$1,000.00	$1,089.90	$4.75
Hypothetical*	$1,000.00	$1,020.39	$4.59
Class R3 Shares
Actual	$1,000.00	$1,087.30	$7.80
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,083.90	$7.28
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,089.50	$5.16
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; C: 1.90%; I: 0.91%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

44    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	48.16%	6.97%	11.38%
C Shares (Incep: 12/24/02)	53.18%	7.31%	11.49%
I Shares (Incep: 11/3/03)	55.48%	8.34%	10.43%
R3 Shares (Incep: 2/1/05)	54.75%	7.75%	7.85%
R4 Shares (Incep: 2/1/08)	54.42%	—	-0.57%
R5 Shares (Incep: 2/1/07)	55.52%	—	2.89%
Blended Index (Since 12/24/02)	40.12%	3.83%	7.36%
S&P 500 Index (Since 12/24/02)	49.77%	1.92%	5.88%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Certified Semi-Annual Report    45

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

46    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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48    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1075

Important Information

The information presented on the following pages was current as of March 31, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

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Thornburg Global Opportunities Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.55%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for – solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the entire Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward – to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/10

	1 Yr	3 Yr	Since Incep
A Shares (Incep: 7/28/06)
Without sales charge	85.83%	0.30%	8.93%
With sales charge	77.54%	-1.22%	7.58%
MSCI AC World Index
(Since: 7/28/06)	55.47%	-4.37%	0.37%

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The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 80% of category assets are concentrated in 10 funds, and the average world stock fund holds approximately 160 stocks (as of 3/31/10).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–50 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and make sense over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/10

Top Contributors	Top Detractors
Apollo Investment Corp.	Erste Group Bank AG
Teva Pharmaceutical Industries Ltd	Bachem Holding AG
KKR Financial Holdings LLC	Eni S.p.A.
Spirit AeroSystems Holdings, Inc.	Huron Consulting Group, Inc.
Fifth Third Bancorp Pfd	OAO Gazprom ADR

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/10

Portfolio P/E Trailing 12-months*	13.8x
Portfolio Price to Cash Flow*	5.6x
Portfolio Price to Book Value*	1.4x
Median Market Cap*	$9.1 B
3-Year Beta (A Shares vs. MSCI AC World)*	1.15
Number of Holdings	34

*	Source: FactSet

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Thornburg Global Opportunities Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 18, 2010

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2010. In addition, we will comment on the overall investment landscape.

In the six months ended March 31, 2010, Thornburg Global Opportunities Fund’s net asset value per Class A share increased 12% from $13.10 to $14.67. The Fund also paid dividends of 6¢ per share to give a total return for the period of 12.49% (at NAV). The dividends per share were higher for Class I and R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class specific expenses.

For the six-month period, Thornburg Global Opportunities Fund outperformed the MSCI AC World Index by approximately 4.59% (per Class A share). Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 8.56%.

At March 31, 2010, the Fund had realized capital losses of approximately 70% of net assets, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI All Country (AC) World Index over the six months ended March 31, 2010, because this is our global performance benchmark:

1.	Nine sectors (financials, information technology, materials, health care, energy, telecommunications, industrials, consumer discretionary, and consumer staples) showed positive total returns, with a range of +15% (materials) to +1% (telecommunications).

2.	One sector (utilities) showed a small negative total return.

Relative to the index weightings, Global Opportunities Fund had particularly large and productive portfolio allocations to financial and telecommunication industry firms, and no investments in the generally sluggish utilities sector. Among the Fund’s telecommunication investments, Millicom Cellular, Crown Castle International, and hybrid securities issued by Level 3 Communications were each important contributors to portfolio performance for the period. China Mobile was a slight detractor, but the Fund’s average return for the period of over 10% from its telecommunications investments compared very well to the 1% average return of the index portfolio from this sector.

Global Opportunities Fund also maintained a large investment allocation to the financial sector during the period. Your Fund’s average return from this sector was greater than 15% for the period … well above the 1.84% performance of the equities in the finance sector of the MSCI AC World Index. Among the best-

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

contributing investments to portfolio performance from the financial sector were Swiss Re Capital 6.85% notes; convertible preferred stock from Fifth Third Bancorp; business development company Apollo Investment Corp.; insurance broker Willis Group; and KKR Financial Holdings.

The strongest-performing portfolio sector during the period under review was industrials. Your portfolio’s performance from its investments in industrial firms, including Spirit AeroSystems Holdings, Trinity Industries, and Babcock & Brown Air, was strong enough to more than keep pace with the industrial sector performance of the index. Spirit, Trinity, and Babcock each serve transportation markets.

A strongly performing index sector during the period was information technology. The Fund’s holdings in this sector did not keep pace with the index, although Microsoft performed well. The Fund portfolio was significantly underweighted in the strongly performing materials sector of the index, though its investment in shares of United States Steel was productive.

The Global Opportunities Fund had no investments in the consumer discretionary sector, another strong performer during the period under review. Its investments in the energy sector, including Gazprom and Eni, lagged overall sector returns.

Expectations for GDP and corporate earnings have improved in most markets around the world, although there are stubborn corners of resistance. Greece gets much publicity in this regard. While the country itself is fairly small, some investors consider the current drama in Greece to be symptomatic of more wide-spread problems among a broad group of industrial democracies: bloated public sectors that cannot be supported by a straining private sector, high debt load, and unsustainable deficits.

We are also concerned about these issues. At the same time, we can see that global consumer demand is holding up well, strongly supported by emerging economies with modest public and private debt loads and expanding private sectors. Inventories of primary, intermediate and finished goods were drawn down significantly between late 2008 and mid-2009. The rebuilding of inventories, even as final demand expands on a global basis, is leading to a powerful industrial recovery. Since the U.S. economy came to be too dependent on residential real estate over the last generation, certain geographies in this country that were particularly caught up in that phenomenon are still in the penalty box. It is also very challenging for those whose jobs depended in any way on the U.S. residential real estate boom to find work. Aggregate employment statistics for the United States reflect this fact as we struggle to channel production and employment in other uses. To a large extent, this is not a global issue. The United States is well into its third year of reorienting its economy. We are beginning to see signs that the costly trip down the road of too much real estate consumption may quit being a drag on the real economy and the financial sector later this year.

As of March 31, 2010, domestic stocks comprised approximately 43% of your portfolio; foreign stocks around 49%; and cash and interest bearing debt the remaining 8%. The average price/earnings multiple of the 33 stocks in your portfolio was 13.75x on a trailing basis and 11.91x on an estimated forward basis, using estimates

8    Certified Semi-Annual Report

provided by FactSet and IBES. For comparative reference, both the trailing and forward price/earnings multiples of the MSCI AC World Index were approximately 16.66x and 14.49x respectively, again using estimates provided by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page 10 of this report. We remind readers that the Thornburg Global Opportunities Fund portfolio, which has generally included between 30 and 40 stocks, is highly concentrated relative to the MSCI AC World Index, which includes 2,416 stocks. We believe that our philosophy of value at a discount and a focused yet diversified Fund has the potential to help us outperform the broader index over time. The returns to date are encouraging, even though the Global Opportunities Fund does not beat the index portfolio over many shorter measurement periods.

We are pleased with the strong rebound that Thornburg Global Opportunities Fund has enjoyed since early last year. However, the volatility of the Fund during the financial crisis was unnerving to many investors, and serves as an important reminder that an equity portfolio such as Thornburg Global Opportunities Fund should be considered as a long-term investment, to be evaluated over multi-year periods. Too often, emotions and short-term thinking can thwart the benefits of a disciplined, long-term investment program. Between October 1, 2008 and March 31, 2009, owners of approximately 15 million shares of Thornburg Global Opportunities Fund sold their shares at an average price of approximately $9.05 per share. The Fund then achieved a price of $14.67 per Class A share on March 31, 2010, and paid dividends totaling 66¢ per share over the 18 months then ended.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com, and continuing on to “Mutual Funds” and “Portfolio Holdings Commentary.” Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/10

Global Crossing Ltd.	5.4%
Dell, Inc.	4.6%
Fifth Third Bancorp Pfd, 8.50%	4.3%
Willis Group Holdings plc	4.3%
Telstra Corp. Ltd.	3.9%
Liechtensteinische Landesbank AG	3.9%
Hartford Financial Services Group, Inc.	3.6%
KKR Financial Holdings LLC	3.5%
Spirit Aerosystems Holdings, Inc.	3.4%
ING Groep N.V.	3.4%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/10

Banks	17.1%
Telecommunication Services	14.5%
Insurance	11.0%
Diversified Financials	8.9%
Capital Goods	8.1%
Materials	7.2%
Software & Services	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	5.6%
Technology Hardware & Equipment	4.6%
Energy	4.4%
Food & Staples Retailing	2.1%
Health Care Equipment & Services	2.0%
Other Assets & Cash Equivalents	7.7%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/10 (percent of equity holdings)

United States	47.1%
Switzerland	10.2%
United Kingdom	7.4%
Bermuda	5.9%
Australia	4.3%
China	4.1%
Netherlands	3.7%
Israel	3.6%
Japan	2.9%
Ireland	2.4%
Italy	2.4%
Russia	2.4%
Austria	2.0%
Hong Kong	1.6%

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 87.56%

BANKS — 12.83%
COMMERCIAL BANKS — 12.83%
China Merchants Bank Co., Ltd.	1,102,541	$2,982,047
Erste Group Bank AG	142,000	5,964,742
KeyCorp	1,367,580	10,598,745
Liechtensteinische Landesbank AG	171,078	12,420,354
[a] SVB Financial Group	199,200	9,294,672

		41,260,560

CAPITAL GOODS — 8.06%
AEROSPACE & DEFENSE — 3.43%
[a] Spirit Aerosystems Holdings, Inc.	471,000	11,011,980
MACHINERY — 2.39%
Trinity Industries, Inc.	385,521	7,694,999
TRADING COMPANIES & DISTRIBUTORS — 2.24%
Babcock & Brown Air Ltd. ADR	695,250	7,188,885

		25,895,864

DIVERSIFIED FINANCIALS — 8.92%
CAPITAL MARKETS — 1.98%
Apollo Investment Corp.	500,675	6,373,593
DIVERSIFIED FINANCIAL SERVICES — 6.94%
[a] ING Groep N.V.	1,101,300	10,995,388
KKR Financial Holdings LLC	1,377,800	11,311,738

		28,680,719

ENERGY — 4.38%
OIL, GAS & CONSUMABLE FUELS — 4.38%
Eni S.p.A.	298,200	6,996,010
OAO Gazprom ADR	301,681	7,080,453

		14,076,463

FOOD & STAPLES RETAILING — 2.08%
FOOD & STAPLES RETAILING — 2.08%
Walgreen Co.	180,600	6,698,454

		6,698,454

HEALTH CARE EQUIPMENT & SERVICES — 1.99%
HEALTH CARE TECHNOLOGY — 1.99%
[a] Eclipsys Corp.	321,627	6,393,945

		6,393,945

INSURANCE — 11.03%
INSURANCE — 11.03%
Hartford Financial Services Group, Inc.	401,700	11,416,314
Swiss Re	209,000	10,287,462
Willis Group Holdings plc	439,800	13,761,342

		35,465,118

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 7.17%
CONSTRUCTION MATERIALS — 1.44%
[a] China Resources Cement	9,598,000	$4,635,670
METALS & MINING — 5.73%
Tokyo Steel Manufacturing Co., Ltd.	672,700	8,425,839
United States Steel Corp.	157,034	9,974,800

		23,036,309

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.63%
LIFE SCIENCES TOOLS & SERVICES — 1.02%
Bachem Holding AG	49,861	3,284,187
PHARMACEUTICALS — 4.61%
Roche Holding AG	25,400	4,119,310
Teva Pharmaceutical Industries Ltd. ADR	169,630	10,700,260

		18,103,757

SOFTWARE & SERVICES — 6.84%
INFORMATION TECHNOLOGY SERVICES — 2.52%
[a] Amdocs Ltd.	269,525	8,115,398
INTERNET SOFTWARE & SERVICES — 1.89%
[a] Google, Inc.	10,700	6,067,007
SOFTWARE — 2.43%
Microsoft Corp.	267,100	7,818,017

		22,000,422

TECHNOLOGY HARDWARE & EQUIPMENT — 4.63%
COMPUTERS & PERIPHERALS — 4.63%
[a] Dell, Inc.	991,000	14,874,910

		14,874,910

TELECOMMUNICATION SERVICES — 14.00%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.31%
[a] Global Crossing Ltd.	1,143,407	17,322,617
Telstra Corp. Ltd.	4,602,300	12,627,670
WIRELESS TELECOMMUNICATION SERVICES — 4.69%
China Mobile Ltd.	944,000	9,082,242
[a] Crown Castle International Corp.	156,600	5,986,818

		45,019,347

TOTAL COMMON STOCK (Cost $242,972,323)		281,505,868

PREFERRED STOCK — 4.30%

BANKS — 4.30%
COMMERCIAL BANKS — 4.30%
Fifth Third Bancorp Pfd, 8.50%	101,600	13,835,888

		13,835,888

TOTAL PREFERRED STOCK (Cost $2,743,464)		13,835,888

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 0.45%

TELECOMMUNICATION SERVICES — 0.45%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.45%
Level 3 Communications, Inc., 3.50%, 6/15/2012	$1,550,000	$1,427,937

TOTAL CORPORATE BONDS (Cost $1,184,018)		1,427,937

SHORT TERM INVESTMENTS — 7.15%
Pepco Holdings, Inc., 0.30%, 4/1/2010	3,000,000	3,000,000
Vulcan Materials Co., 0.25%, 4/1/2010	16,000,000	16,000,000
Wellpoint, Inc., 0.20%, 4/1/2010	4,000,000	4,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $23,000,000)		23,000,000

TOTAL INVESTMENTS — 99.46% (Cost $269,899,805)		$319,769,693

OTHER ASSETS LESS LIABILITIES — 0.54%		1,725,241

NET ASSETS — 100.00%		$321,494,934

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $269,899,805) (Note 2)	$319,769,693
Cash	75,264
Receivable for investments sold	960,399
Receivable for fund shares sold	1,184,075
Unrealized appreciation on forward currency contracts (Note 7)	783,469
Dividends receivable	389,414
Dividend and interest reclaim receivable	122,205
Interest receivable	15,973
Prepaid expenses and other assets	48,068

Total Assets	323,348,560

LIABILITIES
Payable for securities purchased	851,326
Payable for fund shares redeemed	388,428
Unrealized depreciation on forward currency contracts (Note 7)	106,079
Payable to investment advisor and other affiliates (Note 3)	333,739
Accounts payable and accrued expenses	171,642
Dividends payable	2,412

Total Liabilities	1,853,626

NET ASSETS	$321,494,934

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(428,630)
Net unrealized appreciation on investments	50,557,749
Accumulated net realized gain (loss)	(227,906,436)
Net capital paid in on shares of beneficial interest	499,272,251

$321,494,934

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($100,621,420 applicable to 6,859,952 shares of beneficial interest outstanding - Note 4)	$14.67
Maximum sales charge, 4.50% of offering price	0.69

Maximum offering price per share	$15.36

Class C Shares:
Net asset value and offering price per share * ($89,518,806 applicable to 6,181,141 shares of beneficial interest outstanding - Note 4)	$14.48

Class I Shares:
Net asset value, offering and redemption price per share ($129,903,787 applicable to 8,824,290 shares of beneficial interest outstanding - Note 4)	$14.72

Class R3 Shares:
Net asset value, offering and redemption price per share ($29,192 applicable to 1,993 shares of beneficial interest outstanding - Note 4)	$14.65

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,320,358 applicable to 90,443 shares of beneficial interest outstanding - Note 4)	$14.60

Class R5 Shares:
Net asset value, offering and redemption price per share ($101,371 applicable to 6,879 shares of beneficial interest outstanding - Note 4)	$14.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $67,006)	$2,626,605
Interest income	886,808

Total Income	3,513,413

EXPENSES:
Investment advisory fees (Note 3)	1,250,765
Administration fees (Note 3)
Class A Shares	55,089
Class C Shares	52,026
Class I Shares	28,295
Class R3 Shares	14
Class R4 Shares	755
Class R5 Shares	23
Distribution and service fees (Note 3)
Class A Shares	110,450
Class C Shares	417,891
Class R3 Shares	42
Class R4 Shares	1,519
Transfer agent fees
Class A Shares	45,420
Class C Shares	68,779
Class I Shares	101,674
Class R3 Shares	668
Class R4 Shares	2,017
Class R5 Shares	616
Registration and filing fees
Class A Shares	8,541
Class C Shares	8,501
Class I Shares	8,552
Class R3 Shares	7,892
Class R4 Shares	7,995
Class R5 Shares	7,942
Custodian fees (Note 3)	49,532
Professional fees	25,545
Accounting fees	5,766
Trustee fees	3,325
Other expenses	39,610

Total Expenses	2,309,244
Less:
Expenses reimbursed by investment advisor (Note 3)	(149,164)

Net Expenses	2,160,080

Net Investment Income	$1,353,333

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2010 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$26,471,673
Forward currency contracts (Note 7)	(679,838)
Foreign currency transactions	21,456

25,813,291

Net change in unrealized appreciation (depreciation) on:
Investments	5,054,530
Forward currency contracts (Note 7)	2,221,481
Foreign currency translations	(1,173)

7,274,838

Net Realized and Unrealized Gain	33,088,129

Net Increase in Net Assets Resulting From Operations	$34,441,462

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2010*	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$1,353,333	$7,339,482
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	25,813,291	(213,882,637)
Increase (decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translation	7,274,838	170,184,097

Net Increase (Decrease) in Net Assets Resulting from Operations	34,441,462	(36,359,058)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(393,911)	(4,810,423)
Class C Shares	(217,599)	(3,391,652)
Class I Shares	(625,556)	(6,293,149)
Class R3 Shares	(98)	(1,185)
Class R4 Shares	(5,736)	(17,979)
Class R5 Shares	(530)	(1,340)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,033,020	(50,588,757)
Class C Shares	(1,239,217)	(12,146,667)
Class I Shares	9,433,747	(31,514,614)
Class R3 Shares	5,953	(5,789)
Class R4 Shares	(65,561)	1,132,663
Class R5 Shares	3,661	77,340

Net Increase (Decrease) in Net Assets	49,369,635	(143,920,610)

NET ASSETS:
Beginning of Period	272,125,299	416,045,909

End of Period	$321,494,934	$272,125,299

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$281,505,868	$281,505,868	$—	$—
Preferred Stock	13,835,888	13,835,888	—	—
Corporate Bonds	1,427,937	—	1,427,937	—
Short Term Investments	23,000,000	—	23,000,000	—

Total Investments in Securities	$319,769,693	$295,341,756	$24,427,937	$—

Other Financial Instruments**
Forward Currency Contracts	$783,469	$—	$783,469	—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(106,079)	$—	$(106,079)	$—
Spot Currency	$(317)	$(317)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $122,395 for Class I shares, $8,564 for Class R3 shares, $9,637 for Class R4 shares, and $8,568 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $13,883 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,160 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,253,342	$17,140,864	3,316,626	$31,636,505
Shares issued to shareholders in reinvestment of dividends	24,711	332,609	427,591	4,308,199
Shares repurchased	(700,590)	(9,440,737)	(9,418,047)	(86,535,753)
Redemption fees received*	—	284	—	2,292

Net Increase (Decrease)	577,463	$8,033,020	(5,673,830)	$(50,588,757)

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	498,504	$6,683,882	1,742,187	$17,178,589
Shares issued to shareholders in reinvestment of dividends	13,235	176,291	270,067	2,759,411
Shares repurchased	(604,654)	(8,099,653)	(3,446,600)	(32,086,524)
Redemption fees received*	—	263	—	1,857

Net Increase (Decrease)	(92,915)	$(1,239,217)	(1,434,346)	$(12,146,667)

Class I Shares
Shares sold	1,803,003	$24,665,869	2,831,034	$30,394,273
Shares issued to shareholders in reinvestment of dividends	41,660	562,402	548,896	5,653,896
Shares repurchased	(1,177,596)	(15,794,886)	(6,680,462)	(67,565,461)
Redemption fees received*	—	362	—	2,678

Net Increase (Decrease)	667,067	$9,433,747	(3,300,532)	$(31,514,614)

Class R3 Shares
Shares sold	438	$5,895	1,290	$13,314
Shares issued to shareholders in reinvestment of dividends	4	60	120	1,185
Shares repurchased	—	(2)	(2,484)	(20,289)
Redemption fees received*	—	—	—	1

Net Increase (Decrease)	442	$5,953	(1,074)	$(5,789)

Class R4 Shares
Shares sold	3,909	$52,418	93,846	$1,114,683
Shares issued to shareholders in reinvestment of dividends	428	5,736	1,401	17,979
Shares repurchased	(9,329)	(123,719)	—	—
Redemption fees received*	—	4	—	1

Net Increase (Decrease)	(4,992)	$(65,561)	95,247	$1,132,663

Class R5 Shares
Shares sold	576	$7,618	6,281	$76,001
Shares issued to shareholders in reinvestment of dividends	39	529	106	1,339
Shares repurchased	(303)	(4,486)	—	—
Redemption fees received*	—	—	—	—

Net Increase (Decrease)	312	$3,661	6,387	$77,340

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $108,470,609 and $106,212,213, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$271,728,190

Gross unrealized appreciation on a tax basis	$56,432,993
Gross unrealized depreciation on a tax basis	(8,391,490)

Net unrealized appreciation (depreciation) on investments (tax basis)	$48,041,503

At March 31, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $1,464,149 and $182,214,191, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2010.

At March 31, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such loss carryforwards expire as follows:

2016	$88,134
2017	68,696,690

$68,784,824

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

The following table displays the outstanding forward currency contracts, at March 31, 2010:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2010
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	9,800,000	08/23/2010	$13,236,093	$83,577	$—
Japanese Yen	Sell	196,526,000	06/10/2010	2,102,833	59,026	—
Japanese Yen	Sell	637,400,000	06/10/2010	6,820,197	392,413	—
Japanese Yen	Buy	35,250,000	06/10/2010	377,176	—	(11,125)
Japanese Yen	Buy	105,795,000	06/10/2010	1,132,009	—	(52,573)
Swiss Franc	Sell	12,100,000	04/06/2010	11,475,721	167,011	—
Swiss Franc	Sell	2,968,000	04/06/2010	2,814,871	40,897	—
Swiss Franc	Sell	15,700,000	10/06/2010	14,913,889	—	(42,381)
Swiss Franc	Buy	15,068,000	04/06/2010	14,290,592	40,545	—

Total					$783,469	$(106,079)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2010
Asset Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$783,469

Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(106,079)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2010 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010
	Total	Forward Currency Contracts
Foreign exchange contracts	$(679,838)	$(679,838)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2010
	Total	Forward Currency Contracts
Foreign exchange contracts	$2,221,481	$2,221,481

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$13.10	0.07	1.56	1.63	(0.06)		—	(0.06)	$14.67	0.99	(d)	1.46	(d)	1.46	(d)	1.46	(d)	12.49	39.38	$100,622
2009(c)	$13.38	0.29	0.03	0.32	(0.60)		—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(c)	$20.06	0.30	(6.30)	(6.00)	(0.14)		(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
2007(c)	$12.86	0.07	7.29	7.36	(0.00	)(e)	(0.16)	(0.16)	$20.06	0.41		1.51		1.50		1.55		57.75	91.02	$262,475
2006(c)(f)	$11.94	0.01	0.91	0.92	—		—	—	$12.86	0.34	(d)	1.70	(d)	1.63	(d)	6.12	(d)(g)	7.71	6.08	$8,477

Class C Shares
2010(b)	$12.96	0.01	1.54	1.55	(0.03)		—	(0.03)	$14.48	0.20	(d)	2.28	(d)	2.28	(d)	2.28	(d)	12.02	39.38	$89,519
2009	$13.22	0.23	0.01	0.24	(0.50)		—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17	(6.24)	(6.07)	(0.04)		(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
2007	$12.84	(0.06)	7.25	7.19	—		(0.16)	(0.16)	$19.87	(0.34)		2.28		2.28		2.33		56.48	91.02	$107,298
2006(f)	$11.94	(0.01)	0.91	0.90	—		—	—	$12.84	(0.40	)(d)	2.41	(d)	2.35	(d)	9.01	(d)(g)	7.54	6.08	$3,505

Class I Shares
2010(b)	$13.13	0.10	1.57	1.67	(0.08)		—	(0.08)	$14.72	1.46	(d)	0.99	(d)	0.99	(d)	1.21	(d)	12.75	39.38	$129,904
2009	$13.45	0.37	(0.01)	0.36	(0.68)		—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40	(6.34)	(5.94)	(0.23)		(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
2007	$12.87	0.17	7.29	7.46	(0.01)		(0.16)	(0.17)	$20.16	0.97		1.00		0.99		1.20		58.51	91.02	$108,461
2006(f)	$11.94	0.02	0.91	0.93	—		—	—	$12.87	0.90	(d)	1.04	(d)	0.99	(d)	2.98	(d)	7.79	6.08	$12,968

Class R3 Shares
2010(b)	$13.08	0.07	1.56	1.63	(0.06)		—	(0.06)	$14.65	1.00	(d)	1.40	(d)	1.40	(d)	76.10	(d)(g)	12.51	39.38	$29
2009	$13.37	0.26	0.05	0.31	(0.60)		—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(g)	3.61	103.02	$20
2008(h)	$17.91	0.29	(4.70)	(4.41)	(0.13)		—	(0.13)	$13.37	2.61	(d)	1.49	(d)	1.49	(d)	67.47	(d)(g)	(24.78)	83.70	$35

Class R4 Shares
2010(b)	$13.04	0.07	1.55	1.62	(0.06)		—	(0.06)	$14.60	1.09	(d)	1.40	(d)	1.40	(d)	2.99	(d)	12.49	39.38	$1,320
2009	$13.38	0.40	(0.08)	0.32	(0.66)		—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(g)	3.73	103.02	$1,244
2008(h)	$17.91	0.28	(4.69)	(4.41)	(0.12)		—	(0.12)	$13.38	2.48	(d)	1.41	(d)	1.40	(d)	864.00	(d)(g)	(24.74)	83.70	$3

Class R5 Shares
2010(b)	$13.15	0.10	1.57	1.67	(0.08)		—	(0.08)	$14.74	1.47	(d)	0.99	(d)	0.99	(d)	19.45	(d)(g)	12.73	39.38	$101
2009	$13.46	0.53	(0.15)	0.38	(0.69)		—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(d)(g)	4.25	103.02	$86
2008(h)	$17.98	0.33	(4.70)	(4.37)	(0.15)		—	(0.15)	$13.46	2.97	(d)	0.92	(d)	0.92	(d)	850.59	(d)(g)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Fund commenced operations on July 28, 2006.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,124.90	$7.73
Hypothetical*	$1,000.00	$1,017.65	$7.34
Class C Shares
Actual	$1,000.00	$1,120.20	$12.03
Hypothetical*	$1,000.00	$1,013.58	$11.43
Class I Shares
Actual	$1,000.00	$1,127.50	$5.25
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,125.10	$7.42
Hypothetical*	$1,000.00	$1,017.95	$7.05
Class R4 Shares
Actual	$1,000.00	$1,124.90	$7.42
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,127.30	$5.25
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.28%; I: 0.99%; R3: 1.40%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2010 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 7/28/06)	77.54%	-1.22%	7.58%
C Shares (Incep: 7/28/06)	83.19%	-0.48%	8.06%
I Shares (Incep: 7/28/06)	86.61%	0.82%	9.48%
R3 Shares (Incep: 2/1/08)	85.64%	—	-5.90%
R4 Shares (Incep: 2/1/08)	85.65%	—	-5.83%
R5 Shares (Incep: 2/1/08)	86.66%	—	-5.37%
MSCI AC World Index (Since: 7/28/06)	55.47%	-4.37%	0.37%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The MSCI All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

Certified Semi-Annual Report    29

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

30    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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32    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    35

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Developing World Fund

Informational Brochure and
Semi-Annual Report – March 31, 2010
Includes All Share Classes

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2010. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in developing countries, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606

Glossary

MSCI Emerging Markets Index – The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (Brazil, India, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI China H Shares Index – The Morgan Stanley Capital International (MSCI) China H Shares Index reflects the performance of China’s H shares, which are securities of companies incorporated in the People’s Republic of China (PRC) and nominated by the Chinese Government for listing and trading on the Hong Kong Stock Exchange.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Asset to Equity Ratio – Total assets divided by shareholder equity. Asset/equity ratio is often used as a measure of leverage. For example, if a company’s assets are $1 million and its shareholder equity is $1 million, then its asset/equity ratio would be 1.

Basis Point – A unit that is equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Book Value per Share – The book value of a company divided by the number of shares outstanding.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Loan to Deposit Ratio – The amount of a bank’s loans divided by the amount of its deposits at any given time. The higher the ratio, the more the bank is relying on borrowed funds, which are generally more costly than most types of deposits.

This page is not part of the Semi-Annual Report.    3

Thornburg Developing World Fund

March 31, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Semi-Annual Report

Letter to Shareholders

April 6, 2010
Dear Fellow Shareholder:

We are pleased to present the first semi-annual report for the Thornburg Developing World Fund for the period ended March 31, 2010. The net asset value of a Class A share of the Fund increased 70 cents to $12.64 since the inception date of December 16, 2009. The Class A shares of the Thornburg Developing World Fund produced a total return of 5.86% (at NAV) since the December 16, 2009 inception, compared to 4.15% for the MSCI Emerging Markets Index over the same time period. By country, MSCI Brazil is up 0.43% in U.S. dollar (USD) terms since the Fund’s inception, MSCI Russia up 5.40%, MSCI India up 8.52%, and the MSCI China H Shares Index down 2.09%. China underperformed other developing countries as the government increased reserve requirements in response to concerns about ebullient property markets and the pace of bank lending.

As this is our first shareholder commentary, we thought it would be instructive to elaborate on our stock selection process and approach to risk management. As of March 31, 2010, our top ten holdings, listed on page 7, are companies that generate capital on an organic basis, with business models not predicated on financial leverage. Indeed, the non-financial companies listed are significantly free cash flow positive, while the banks listed have asset-to-equity ratios (a key measure of financial leverage) below 10x and loan-to-deposit ratios (a key indicator of liquidity) around or below 0.8x. As access to external funding in the developing world can be volatile, a portfolio of companies with stable and self-funding business models has some potential for lower business and share price volatility than the universe of developing world equities. At the same time, we believe each of the top ten companies has the potential to compound earnings per share and book value per share at above-average rates. For our top ten holdings, the average sales and earnings growth rates for 2010 are 14.9% and 19.1%, respectively, as of the writing of this commentary (source: FactSet) – despite relatively defensive business characteristics. It is our hope that our dual emphasis on upside participation and risk management will be a distinguishing characteristic of the Thornburg Developing World Fund over time.

Since the Fund’s inception and consistent with recent periods, currency has represented a significant component of developing country performance, as is evident in the difference between local currency and USD returns of most country indices. For example, since the Fund’s inception, the MSCI India Index has returned 8.52% in USD and 4.46% in local currency, the MSCI Brazil Index 0.43% in USD and 2.06% in local currency, and the MSCI Russia Index 5.40% in USD and 2.44% in local currency. While the disparity between local and USD returns demonstrates the recent appreciation of many developing country currencies relative to the dollar, a less well-understood phenomenon is their appreciation relative to other major developed market currencies. Since the Fund’s inception, the health of the Euro has increasingly been subject to scrutiny, due to the crisis of confidence in Greece; the outlook for the Japanese Yen has been questioned due to high

Certified Semi-Annual Report    5

Letter to Shareholders,

Continued

government debt levels and export dependence; and prospects for a recovery in the Great Britain Pound continue to be tempered by high consumer and government debt levels. Developing country currency movements generally reflect a combination of macroeconomic factors such as relative interest rate movements, trade balances, and capital flows, many of which are favorable at present. Combined with broad market appetites for risk, these factors can create significant volatility for USD-denominated investors. It is important to note that the portfolio is unhedged at present, and therefore exposed to developing country currency movements in both directions.

In the near term, the outlook for developing country equities would appear constructive as liquidity remains ample, valuations reasonable, and cyclical recovery supportive. In addition, long-term tailwinds such as demographics, improved purchasing power, and urbanization are broadly supportive of share prices in the developing world. At the same time, developing country central banks are in the early stages of removing liquidity from the system, as is evidenced by recent interest rate increases in India and higher reserve requirements in China. Moreover, inflationary pressures loom. In general terms, tighter liquidity conditions and higher inflation are not supportive of equity valuations or stock prices. However, many developing countries are well placed to counteract such pressures via measures outside the scope of monetary policy. China in particular has introduced significant health care reform that can help to stimulate domestic consumption, and may opt to allow its currency to appreciate in an effort to counter inflation and increase domestic purchasing power. Ultimately, forecasting market movements is inherently difficult, but we take some comfort in the knowledge that most of the companies we own currently have low absolute debt levels, limited capital intensity, and healthy organic capital generation. We trust that these characteristics will allow for upside participation while providing a measure of downside protection, at least in relative terms.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund, as well as other Thornburg investment products. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/10

Software & Services	11.2%	Health Care Equipment & Services	4.2%
Materials	10.7%	Insurance	4.0%
Banks	9.2%	Transportation	3.9%
Energy	9.0%	Automobiles & Components	2.9%
Food & Staples Retailing	8.1%	Semiconductors & Semiconductor Equipment	2.4%
Household & Personal Products	6.6%	Retailing	2.2%
Consumer Durables & Apparel	5.8%	Telecommunication Services	1.9%
Pharmaceuticals, Biotechnology & Life Sciences	5.5%	Food, Beverage & Tobacco	1.0%
Consumer Services	5.0%	Other Assets & Cash Equivalents	6.4%

TOP TEN HOLDINGS

As of 3/31/10

China Life Insurance Co.	4.0%	Cielo S/A	2.8%
Colgate Palmolive Co.	4.0%	Turkiye Garanti Bankasi A.S.	2.8%
New Oriental Education & Technology Group, Inc. ADR	3.1%	Commercial International Bank	2.7%
Hero Honda Motors Ltd.	2.9%	PT Indocement Tunggal Prakarsa Tbk	2.7%
Totvs S/A	2.9%	Natura Cosmeticos SA	2.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/10 (percent of equity holdings)

China	25.1%	South Africa	2.4%
Brazil	13.2%	United Kingdom	2.4%
Russia	8.1%	Chile	2.2%
India	7.4%	South Korea	2.2%
United States	6.9%	Argentina	2.1%
Turkey	5.7%	Netherlands	2.0%
Mexico	3.8%	Israel	1.8%
Egypt	2.9%	Australia	1.3%
Indonesia	2.8%	France	1.3%
Czech Republic	2.6%	Poland	1.2%
Taiwan	2.6%

Certified Semi-Annual Report    7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 93.58%
AUTOMOBILES & COMPONENTS — 2.89%
AUTOMOBILES — 2.89%
Hero Honda Motors Ltd.	7,620	$330,786

		330,786

BANKS — 9.21%
COMMERCIAL BANKS — 9.21%
Commercial International Bank	26,478	312,581
Komercni Banka A.S.	1,364	276,814
Standard Chartered plc	5,200	139,707
Turkiye Garanti Bankasi A.S.	69,100	323,248

		1,052,350

CONSUMER DURABLES & APPAREL — 5.76%
HOUSEHOLD DURABLES — 2.09%
Woongjin Coway Co. Ltd.	7,710	238,840
TEXTILES, APPAREL & LUXURY GOODS — 3.67%
Li Ning Co. Ltd.	77,500	280,983
LVMH Moët Hennessy Louis Vuitton SA	1,188	138,860

		658,683

CONSUMER SERVICES — 4.97%
DIVERSIFIED CONSUMER SERVICES — 3.07%
[a] New Oriental Education & Technology Group, Inc. ADR	4,108	351,275
HOTELS, RESTAURANTS & LEISURE — 1.90%
[a] Ctrip.com International Ltd. ADR	5,544	217,325

		568,600

ENERGY — 9.03%
ENERGY EQUIPMENT & SERVICES — 1.91%
Schlumberger Ltd.	3,447	218,746
OIL, GAS & CONSUMABLE FUELS — 7.12%[a] Cairn India Ltd.	38,800	263,463
Cnooc Ltd.	177,000	290,431
OAO Gazprom ADR	11,052	259,391

		1,032,031

FOOD & STAPLES RETAILING — 8.07%
FOOD & STAPLES RETAILING — 8.07%
Bim Birlesik Magazalar A.S.	5,410	281,594
Drogasil S.A.	11,689	187,921
Eurocash SA	20,000	133,025
Magnit OJCS GDR	10,100	187,052
Wal-Mart de Mexico SAB de C.V.	26,025	133,348

		922,940

FOOD, BEVERAGE & TOBACCO — 1.01%
BEVERAGES — 1.01%
Sabmiller plc	3,946	115,689

		115,689

8    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 4.23%
HEALTH CARE PROVIDERS & SERVICES — 4.23%
Diagnosticos da America SA	31,700	$278,078
[a] Sinopharm Group Co. H	45,600	204,970

		483,048

HOUSEHOLD & PERSONAL PRODUCTS — 6.60%
HOUSEHOLD PRODUCTS — 4.01%
Colgate Palmolive Co.	5,377	458,443
PERSONAL PRODUCTS — 2.59%
Natura Cosmeticos SA	14,575	295,868

		754,311

INSURANCE — 4.02%
INSURANCE — 4.02%
China Life Insurance Co.	96,000	459,954

		459,954

MATERIALS — 10.66%
CHEMICALS — 4.43%
Monsanto Co.	3,858	275,539
Sociedad Quimica Minera de Chile SA ADR	6,167	230,584
CONSTRUCTION MATERIALS — 2.67%
PT Indocement Tunggal Prakarsa Tbk	194,700	304,904
METALS & MINING — 3.56%
Newcrest Mining Ltd.	4,500	135,528
Southern Copper Corp.	8,593	272,140

		1,218,695

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.47%
PHARMACEUTICALS — 5.47%
China Shineway Pharmaceutical Group Ltd.	62,000	171,684
[a] Pharmstandard GDR	10,326	257,118
Teva Pharmaceutical Industries Ltd. ADR	3,112	196,305

		625,107

RETAILING — 2.21%
SPECIALTY RETAIL — 2.21%
Truworths International Ltd.	35,100	252,031

		252,031

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.43%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.43%
Mediatek, Inc.	16,000	277,599

		277,599

SOFTWARE & SERVICES — 11.15%
INFORMATION TECHNOLOGY SERVICES — 4.57%
Cielo S/A	34,500	324,950
Infosys Technologies Ltd. ADR	3,349	197,089
INTERNET SOFTWARE & SERVICES — 3.72%
[a] Mercadolibre, Inc.	4,697	226,442
Tencent Holdings Ltd.	9,900	198,529

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE — 2.86%
Totvs S/A	5,191	$326,899

		1,273,909

TELECOMMUNICATION SERVICES — 1.94%
WIRELESS TELECOMMUNICATION SERVICES — 1.94%
China Mobile Ltd.	23,000	221,283

		221,283

TRANSPORTATION — 3.93%
TRANSPORTATION INFRASTRUCTURE — 3.93%
China Merchants Holdings International Co. Ltd.	78,000	285,308
Novorossiysk Sea Trade Port GDR	12,000	164,401

		449,709

TOTAL COMMON STOCK (Cost $10,033,203)		10,696,725

TOTAL INVESTMENTS — 93.58% (Cost $10,033,203)		$10,696,725
OTHER ASSETS LESS LIABILITIES — 6.42%		734,291

NET ASSETS — 100.00%		$11,431,016

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

10    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

ASSETS
Investments at value (cost $10,033,203) (Note 2)	$10,696,725
Cash	242,646
Cash denominated in foreign currency (cost $3,881)	3,888
Receivable for investments sold	433,954
Receivable for fund shares sold	55,851
Receivable from investment advisor	21,575
Dividends receivable	34,162
Prepaid expenses and other assets	56,469

Total Assets	11,545,270

LIABILITIES
Payable for securities purchased	102,979
Deferred tax payable	11,275

Total Liabilities	114,254

NET ASSETS	$11,431,016

NET ASSETS CONSIST OF:
Undistributed net investment income	$14,813
Net unrealized appreciation on investments	652,133
Accumulated net realized gain (loss)	(22,205)
Net capital paid in on shares of beneficial interest	10,786,275

$11,431,016

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,797,806 applicable to 300,344 shares of beneficial interest outstanding - Note 4)	$12.64
Maximum sales charge, 4.50% of offering price	0.60

Maximum offering price per share	$13.24

Class C Shares:
Net asset value and offering price per share * ($600,060 applicable to 47,527 shares of beneficial interest outstanding - Note 4)	$12.63

Class I Shares:
Net asset value, offering and redemption price per share ($7,033,150 applicable to 555,216 shares of beneficial interest outstanding - Note 4)	$12.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Period Ended March 31, 2010 (Unaudited)*

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,319)	$45,325

EXPENSES:
Investment advisory fees (Note 3)	21,708
Administration fees (Note 3)
Class A Shares	834
Class C Shares	139
Class I Shares	735
Distribution and service fees (Note 3)
Class A Shares	1,700
Class C Shares	1,125
Transfer agent fees
Class A Shares	536
Class C Shares	533
Class I Shares	533
Registration and filing fees
Class A Shares	8,417
Class C Shares	8,417
Class I Shares	8,448
Custodian fees (Note 3)	8,195
Professional fees	10,706
Accounting fees	385
Trustee fees	106
Other expenses	7,361

Total Expenses	79,878
Less:
Expenses reimbursed by investment advisor (Note 3)	(25,759)
Investment advisory fees waived by investment advisor (Note 3)	(23,486)
Fees paid indirectly (Note 3)	(121)

Net Expenses	30,512

Net Investment Income	$14,813

12    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Period Ended March 31, 2010 (Unaudited)*

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$3,338
Foreign currency transactions	(25,543)

(22,205)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $11,275)	652,247
Foreign currency translations	(114)

652,133

Net Realized and Unrealized Gain	629,928

Net Increase in Net Assets Resulting From Operations	$644,741

*	For the period from commencement of operations on December 16, 2009 through March 31, 2010.

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF CHANGES IN NET ASSETS

    Thornburg Developing World Fund

Period Ended March 31, 2010*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$14,813
Net realized gain (loss) on investments and foreign currency transactions	(22,205)
Increase (decrease) in unrealized appreciation (depreciation) on investments, foreign currency translations, and deferred taxes	652,133

Net Increase (Decrease) in Net Assets Resulting from Operations	644,741

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	3,563,453
Class C Shares	570,538
Class I Shares	6,652,284

Net Increase in Net Assets	11,431,016

NET ASSETS:
Beginning of Period	—

End of Period	$11,431,016

Undistributed net investment income	$14,813

*	For the unaudited period from commencement of operations on December 16, 2009 through March 31, 2010.

See notes to financial statements.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I shares). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, and (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$10,696,725	$10,696,725	$—	$—

Total Investments in Securities	$10,696,725	$10,696,725	$—	$—
Other Financial Instruments**
Spot Currency	$114	$114	$—	$—
Liabilities
Other Financial Instruments**
Spot Currency	$(3,028)	$(3,028)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by Morgan Stanley Capital International (MSCI), and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it may enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2010, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2010, the Advisor voluntarily or contractually agreed to waive investment advisory fees of $23,486. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2010, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $7,212 for Class A shares, $8,831 for Class C shares, and $9,716 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2010, the Distributor has advised the Fund that it earned commissions aggregating $2,161 from the sale of Class A shares, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2010, fees paid indirectly were $121.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended* March 31, 2010 (Unaudited)
	Shares	Amount
Class A Shares
Shares sold	309,900	$3,682,064
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(9,556)	(118,638)
Redemption fees received**	—	27

Net Increase (Decrease)	300,344	$3,563,453

Class C Shares
Shares sold	47,527	$570,533
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	—	—
Redemption fees received**	—	5

Net Increase (Decrease)	47,527	$570,538

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

	Period Ended* March 31, 2010 (Unaudited)
	Shares	Amount
Class I Shares
Shares sold	556,039	$6,661,648
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(823)	(9,427)
Redemption fees received**	—	63

Net Increase (Decrease)	555,216	$6,652,284

*	Fund commenced operations on December 16, 2009.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $11,970,011 and $1,940,146, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$10,033,203

Gross unrealized appreciation on a tax basis	$739,047
Gross unrealized depreciation on a tax basis	(75,525)

Net unrealized appreciation (depreciation) on investments (tax basis)	$663,522

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the period ended March 31, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund did not enter into any forward currency contracts during the period ended March 31, 2010.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2010 and May 20, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)(d)	$11.94	0.02	0.68	0.70	—	—	—	$12.64	0.55	(e)	1.78	(e)	1.78	(e)	3.91	(e)	5.86	24.74	$3,798
Class C Shares
2010(b)(c)	$11.94	(0.01)	0.70	0.69	—	—	—	$12.63	(0.37	)(e)	2.39	(e)	2.38	(e)	11.37	(e)(f)	5.78	24.74	$600
Class I Shares
2010(b)(c)	$11.94	0.03	0.70	0.73	—	—	—	$12.67	0.79	(e)	1.10	(e)	1.09	(e)	2.80	(e)	6.11	24.74	$7,033

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 16, 2009.
(c)	Unaudited Period Ended March 31.
(d)	Sales loads are not reflected in computing total return.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Certified Semi-Annual Report	Certified Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2009, and held until March 31, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period† 10/1/09–3/31/10
Class A Shares
Actual	$1,000.00	$1,100.62	$9.30
Hypothetical*	$1,000.00	$1,016.08	$8.93
Class C Shares
Actual	$1,000.00	$1,099.24	$12.46
Hypothetical*	$1,000.00	$1,013.06	$11.94
Class I Shares
Actual	$1,000.00	$1,052.45	$5.72
Hypothetical*	$1,000.00	$1,019.50	$5.49

†	Expenses are equal to the annualized expense ratio for each class (A: 1.78%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

22    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Developing World Fund	March 31, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 16, 2009. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2010. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    23

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

24    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    25

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $58 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $207 million in Thornburg products.

26    This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    27

Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH2148

Item 2.	Code of Ethics

Effective December 6, 2009, Thornburg Investment Trust amended its Code of Business Conduct and Ethics to prohibit contributions, or solicitations for contributions, by any officer or Trustee of the Trust who is an employee, officer or director of the Trust’s investment advisor, to any political campaign in which an independent Trustee is a candidate.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1) Code of Business Conduct and Ethics, as revised to December 6, 2009.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund.

By:	/s/ BRIAN J. MCMAHON
Brian J. McMahon
President and principal executive officer

Date:	May 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN J. MCMAHON
Brian J. McMahon
President and principal executive officer

Date:	May 20, 2010

By:	/s/ GEORGE T. STRICKLAND
George T. Strickland
Treasurer and principal financial officer

Date:	May 20, 2010

Item 12(a)(1)

Exhibit 99.ETHICS

THORNBURG INVESTMENT TRUST

CODE OF BUSINESS CONDUCT AND ETHICS

September 10, 2003

as revised to December 6, 2009

Introduction

Honesty and integrity are hallmarks of Thornburg Investment Trust (the “Trust”). We pride ourselves on maintaining the highest standards of ethics and conduct in all of our business relationships. This Code of Business Conduct and Ethics covers a wide range of business practices and procedures and applies to the officers and Trustees of the Trust in their conduct of the business and affairs of the Trust. It does not cover every issue that may arise, but it sets out basic principles to guide the officers and Trustees of the Trust in discharging their duties for the Trust. This Code has been adopted by the Trustees of the Trust with the objectives of deterring wrongdoing and promoting (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely and understandable disclosure in reports and documents which the Trust files with the Securities and Exchange Commission and in other public communications made by the Trust, (3) compliance with applicable governmental laws, rules and regulations, (4) prompt internal reporting of violations of this Code, and (5) accountability for adherence to this Code.

This Code is intended as a code of ethics under Section 406 of the Sarbanes-Oxley Act of 2002 and Item 2 of Form N-CSR under the Investment Company Act of 1940, and is specifically applicable to the principal executive officer, principal financial officer, and principal accounting officer (or persons performing similar functions, whether or not as officers or employees of the Trust) of the Trust (each a “Covered Officer”).

All records and reports created or maintained pursuant to this Code are intended solely for the internal use of the Trust, are confidential, and in no event constitute an admission by any person as to any fact, circumstance or legal conclusion.

Compliance with Laws, Rules and Regulations

The Trust expects its officers and Trustees to comply with all laws, rules and regulations applicable to the Trust’s operations and business. Officers and Trustees should seek guidance whenever they are in doubt as to the applicability of any law, rule or regulation regarding any contemplated course of action. The Trust and its investment adviser hold information and training sessions to promote compliance with laws, rules and regulations, including insider-trading laws. Please consult the various guidelines and policies which the Trust has prepared in accordance with specific laws and regulations. A good guideline, if in doubt on a course of action, is “Always ask first, act later—if you are unsure of what to do in any situation, seek guidance before you act.”

As a registered investment company, we are subject to regulation by the Securities and Exchange Commission, and compliance with federal, state and local laws. The Trust and its Trustees insist on strict compliance with the spirit and the letter of these laws and regulations.

Conflicts of Interest

Each officer and Trustee of the Trust should be scrupulous in avoiding any conflict of interest or appearance of such a conflict with regard to the Trust’s interests. A “conflict of interest” occurs when an individual’s private interest interferes with the interests of the Trust. The appearance of a conflict occurs for purposes of this Code when an individual enters into a transaction, has a relationship with or receives a benefit from a third party, or engages in any other conduct, which would cause an unrelated observer to reasonably conclude that an actual conflict exists. A conflict may arise when an officer or Trustee pursues interests that prevent the individual from performing his duties to the Trust objectively and effectively. A conflict also may arise when an officer or Trustee or member of the individual’s family receives undisclosed, improper benefits as a result of the individual’s position with the Trust. The appearance of a conflict may arise when an individual or his family member has a relationship with a person who does business with the Trust or its investment adviser. Any conflict of interest that arises in a specific situation or transaction must be disclosed by the individual and resolved before taking any action.

Matters involving a conflict of interest or appearance of a conflict are prohibited as a matter of Trust policy, except when approved by the Trustees or the Trust’s audit committee for any Covered Officer or Trustee, or except when approved by the Trust’s president for any other individual. Conflicts of interest may not always be evident, and individuals should consult with higher levels of management or the Trust’s legal counsel if they are uncertain about any situation. In no event, however, shall investment in any security made in accordance with the Trust’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a conflict of interest with the Trust.

Corporate Opportunities

Officers and Trustees shall not take for themselves personally opportunities that are discovered through the use of their position with the Trust, except with the approval of the Trustees or the Trust’s audit committee for any Covered Officer or Trustee, or except with the approval by the Trust’s president for any other individual. Officers and Trustees owe a duty to the Trust to advance its legitimate interests when the opportunity to do so arises. In no event, however, shall investment in any security made in accordance with the Trust’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a business opportunity of the Trust.

Confidentiality

Officers and Trustees shall exercise care in maintaining the confidentiality of any confidential information respecting the Trust, except where disclosure is authorized or legally mandated. Officers and Trustees should consult with the Trust’s legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes non-public information of the Trust that may be helpful to competitors, or otherwise harmful to the Trust or its shareholders. The obligation to preserve confidentiality of this information continues after association with the Trust ends.

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Fair Dealing

Officers and Trustees should endeavor to deal fairly with the Trust’s shareholders, service providers and competitors, and shall not seek unfair advantage through improper concealment, abuse of improperly acquired confidential information, misrepresentation of material facts when the other party is known by the officer or Trustee to rely justifiably on the individual to disclose those facts truthfully, or improper and unfair dealing.

Business Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. No gift or entertainment should ever be offered, given, provided or accepted by any officer or Trustee in connection with the Trust’s business unless it (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe, payoff or kickback and (5) does not violate any laws or regulations.

Protection and Proper Use of Trust Assets

All officers and Trustees should endeavor to protect the Trust’s assets and pursue their efficient investment in accordance with the Trust’s business purposes and declaration of trust. Any suspected incident of fraud or theft should be immediately reported for investigation.

The obligation of officers and Trustees to protect the Trust’s assets includes its proprietary information. Proprietary information includes intellectual property such as trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information violates this Code.

Insider Trading

All officers and Trustees should pay particular attention to potential violations of insider trading laws. Insider trading is both unethical and illegal and will be dealt with decisively if it occurs. Officers and Trustees are expected to familiarize themselves with the Policy Statement on Insider Trading, adopted by the Trust’s investment adviser. If they have questions about these guidelines, they should consult with the Trust’s president, the investment adviser’s compliance office, or the Trust’s legal counsel.

Certain Political Contributions Proscribed

Contributions or solicitations for contributions, by any officer or Trustee of the Trust who is an employee, officer or director of the Trust’s investment advisor or distributor, to any political campaign in which an independent Trustee is a candidate, are prohibited. This prohibition does not apply to (i) a contribution by an independent Trustee to a political campaign of another independent Trustee, or (ii) a solicitation by an independent Trustee for the political campaign of another independent Trustee if the solicitation is made to an individual with whom the soliciting Trustee has some relationship, or to an individual who either has a relationship with the candidate Trustee or who would be expected to have an interest in the outcome of the campaign.

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Reporting Illegal or Unethical Behavior

The Trustees encourage each officer to talk to senior officers, the investment adviser’s compliance officers, or the Trustees about observed illegal or unethical behavior, or when the officer is in doubt about the best course of action in a particular situation. Officers should report actual and suspected violations of laws, rules, regulations or this Code to appropriate personnel. If an individual does not believe it appropriate or is not comfortable approaching senior officers or the investment adviser’s compliance officers about their concerns, then the individual may contact any member of the Trust’s audit committee. If the individual’s concerns require confidentiality, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings. The Trust will not permit retaliation of any kind by or on behalf of the Trust or its officers and Trustees against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

Reporting and Disclosure

As a registered investment company, it is of critical importance that the Trust’s filings with the Securities and Exchange Commission contain full, fair, accurate, timely and understandable disclosure. Each officer and Trustee should become familiar with the disclosure laws and regulations applicable to the Trust, consistent with the individual’s authority and duties. Depending on the Trust, each officer and Trustee may be called upon to provide necessary information to ensure that the Trust’s public reports are complete, fair and understandable. The Trustees expect officers and Trustees to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Trust’s public disclosure requirements. Officers may be asked to certify as to the accuracy of all responses and information provided for inclusion in the Trust’s public reports and filings.

Recordkeeping

The Trust requires accurate recording and reporting of information in order to make responsible business decisions. The Trustees expect each of the Trust’s officers, consistent with the officer’s individual authority and duties, to maintain the Trust’s books, records, accounts and financial statements in reasonable detail, and to appropriately reflect the Trust’s transactions in conformity with applicable legal requirements and the Trust’s system of internal controls.

Accounting and Financial Reporting Concerns

The Trust seeks to comply with all applicable financial reporting and accounting regulations applicable to the Trust. Officers who have concerns or complaints regarding questionable accounting or auditing matters or procedures involving the Trust are encouraged to submit those concerns or complaints to the Trust’s audit committee which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially. These submissions may be directed to the attention of the audit committee chairman, or any Trustee who is a member of the audit committee, at the principal executive offices of the Trust or at the Trustee’s residence address.

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Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code for any Covered Officer or Trustee may be made only by the Trustees or the Trust’s audit committee and will be promptly disclosed as required by law or by Securities and Exchange Commission regulations. Waivers of this Code for any other individual may be made by the president only upon the individual’s making full disclosure in advance of the transaction in question. This Code may be amended or modified at any time by the Trustees.

History:	Approved and adopted by Trustees of Thornburg Investment Trust on September 10, 2003, effective the same date; amended effective July 20, 2005 to revise provisions respecting conflicts of interest; amended effective December 6, 2009 to add a paragraph respecting campaign contributions.

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Item 12(a)(2)

Exhibit 99.CERT

CERTIFICATION

I, Brian J. McMahon, certify that:

1. I have reviewed this report on Form N-CSR of Thornburg Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: May 20, 2010

/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Item 12(a)(2)

Exhibit 99.CERT

CERTIFICATION

I, George T. Strickland, certify that:

1. I have reviewed this report on Form N-CSR of Thornburg Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: May 20, 2010

/s/ George T. Strickland

George T. Strickland

Treasurer and principal financial officer

Item 12(b)

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report on Form N-CSR of Thornburg Investment Trust in respect of the following Thornburg Funds: Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund (hereafter referred to as the “Funds”) to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Trust does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thornburg Investment Trust, in respect of the Funds as of, and for, the periods presented in the Report.

Dated: May 20, 2010

/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Dated: May 20, 2010

/s/ George T. Strickland

George T. Strickland

Treasurer and principal financial officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.